UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	877-332-7806

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Annual Report

October 31, 2013

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen European Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Latin American Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Equity Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen Asia-Pacific Smaller Companies Fund	Page 9
Aberdeen China Opportunities Fund	Page 16
Aberdeen Emerging Markets Fund	Page 21
Aberdeen Equity Long-Short Fund	Page 28
Aberdeen European Equity Fund	Page 35
Aberdeen Global Equity Fund	Page 40
Aberdeen Global Natural Resources Fund	Page 45
Aberdeen Global Small Cap Fund	Page 49
Aberdeen International Equity Fund	Page 55
Aberdeen Latin American Equity Fund	Page 60
Aberdeen Small Cap Fund	Page 64
Aberdeen U.S. Equity Fund	Page 69

Financial Statements	Page 74

Notes to Financial Statements	Page 124

Report of Independent Registered Public Accounting Firm	Page 142

Other Tax Information	Page 143

Shareholder Expense Examples	Page 145

Supplemental Information	Page 148

Management of the Funds	Page 152

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Aberdeen Funds files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2013

Dear Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the twelve-month period ended October 31, 2013.

Market overview

During the reporting period, global equity markets continued their bull run amid widespread dovish monetary policy by central banks and growing optimism toward the end of the summer that the U.S. Federal Reserve’s (Fed) quantitative easing (QE) policy would continue at least through the first quarter of 2014. On the other hand, global investment-grade fixed income markets posted mostly negative returns as U.S. Treasury yields spiked and markets experienced a sharp sell-off in risk assets amid confused rhetoric from the Fed in early summer.

Going forward, we believe the overall global economic recovery remains fragile and any action in the form of tapering by the Fed needs to be carefully calculated. We believe that central banks around the world continue to walk the fine line between the fiscal conservatism necessary to tighten up balance sheets in heavily indebted Western nations and the continued stimulus that is necessary to support growth. Additionally, given President Obama’s recent nomination of Janet Yellen as the next Fed Chief, we are confident that policy will remain fairly dovish for the short-to-medium term, allowing equity markets to continue their strong run and investment-grade fixed income markets to correct. Therefore, we believe that now is the time for investors to consider diversifying their portfolios globally to gain access to the growth potential of Asia and emerging markets as well as securities that are less interest rate sensitive than U.S. dollar-denominated securities.*

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

In March 2013, we launched the Aberdeen European Equity Fund and the Aberdeen Latin American Equity Fund in response to rising demand from our clients for equity market exposure at a regional level. The Aberdeen Latin American Equity Fund is managed by Aberdeen’s Emerging Markets Equity Team, led by Devan Kaloo in London and supported by Nick Robinson, Head of Brazilian Equities, in Sao Paulo, Brazil. The Aberdeen European Equity Fund is managed by Aberdeen’s Pan European Equity Team, led by Jeremy Whitley in Edinburgh, UK and continues to accommodate growing investor interest in the asset class.

Also in May, Aberdeen completed the acquisition of Artio Global Investors Inc., a U.S. publicly-listed asset manager. This acquisition expands Aberdeen’s U.S. business, deepens our distribution network in the U.S., and adds to our existing fixed income capabilities. Artio’s Global High Yield and Total Return Bond teams, including lead portfolio managers Greg Hopper and Don Quigley, have comfortably migrated their teams to Aberdeen’s New York City office.

In June 2013, Aberdeen hosted the second annual U.S. Investment Conference at the TimeWarner Center in New York City. Approximately 200 financial advisors gathered to observe panels of Aberdeen fund managers and guest speakers, including keynote speaker Todd Buchholz, discuss the main theme, ”Navigating a new investment reality.” Toward the end of the reporting period in October 2013, we held our Annual Investment Conference in London, where institutional investors and financial advisors from around the world gathered to observe panel discussions from different Aberdeen investment teams and guest speakers on the outlook for central bank monetary policy and other key economic issues against the backdrop of “Investing in different tomorrows.”

Aberdeen Funds also received several industry awards during the period: four 2013 Lipper Fund Awards, including “Best International Income Fund over Three Years” for the Aberdeen Asia Bond Fund (Institutional Class: CSABX); “Best International Small Cap Equity Fund over Three Years” for the Aberdeen Global Small Cap Fund (Institutional Class: ABNIX); as well as both “Best International Equity Fund over Three Years” and “Best International Equity Fund over Ten Years” for the Aberdeen International Equity Fund (Institutional Class: GIGIX and Institutional Service Class: GIGSX). We also were named 2013 Equity Manager of the Year at the Public Pension Fund Awards presented by Money Management Intelligence. Additionally, Aberdeen’s global marketing team won a total of 11 STAR Awards from the Mutual Fund Education Association (MFEA) for our mutual fund client and marketing communications. We are pleased and proud to be so recognized.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

*	Diversification does not ensure a profit or protect against a loss in a declining market.

2013 Annual Report

Market Review

Major global equity market indices rose sharply during the 12-month period ended October 31, 2013, buoyed mainly by coordinated global central bank monetary policy. The developed markets significantly outperformed their emerging markets counterparts for the period. The U.S. broader-market S&P 500 Index and the MSCI All Country World ex-U.S. Index gained 27.2% and 20.3%, respectively, versus the 6.9% return of the MSCI Emerging Markets Index over the annual period. Investors appeared to be preoccupied initially by the U.S. presidential election in November 2012, and then focused on a succession of impending crises fueled by the ongoing political wrangling in Washington, DC over federal spending and debt management – including a partial shutdown of the U.S. government in October 2013. Elsewhere, there were signs of economic recovery in Europe, albeit a modest upturn, and China rebounded from a comparative slowdown earlier in the annual period, buoyed mainly by loose monetary policy.

Shares of U.S. companies posted healthy gains during the annual period amid the release of modestly improving U.S. economic data and with the support of continued accommodative monetary policy. At first, the uncertain fiscal situation across Europe and the upcoming U.S. presidential election dominated the news, swiftly followed by the impending fiscal cliff and the eventual reality of across-the-board U.S. federal spending cuts. The Federal Reserve (Fed) then assumed the spotlight, as global financial markets clamored for a sign from the central bank as to when it would begin to slow the pace of its monetary easing. Major market indices moved higher after the Fed announced at its September 2013 meeting that it would keep policy unchanged. Late in the period, markets appeared to be preoccupied with the 15-day U.S. government shutdown which began on October 1 after politicians failed to agree on a budget for the 2014 fiscal year. By the end of the reporting period, Congress had reached an accord on temporary funding of government operations and suspending the nation’s debt ceiling until early 2014.

Japan was the strongest performer among the major developed equity markets for the annual period attributable largely to the Bank of Japan’s aggressive monetary easing policy, as well as a notable decline in the yen versus most major global currencies – which was a boon to exports. Europe emerged from recession in the third quarter of 2013 after six consecutive quarters of contraction, while UK gross domestic product (GDP) growth accelerated. The European Central Bank (ECB) lowered its benchmark interest rate in May 2013 and asserted that it could implement negative deposit rates in an effort to encourage banks to lend. However, as of the end of the reporting period, the ECB had not taken additional actions, although ECB President Mario Draghi indicated that all policy options remained on the table.

Emerging market equities provided only modest returns for much of the period until rallying in September and October 2013. Performance initially was dampened by concerns about slowing economic growth in the developing markets, along with the ongoing monetary policy tightening in China. Emerging markets suffered a significant correction in June after the Fed began communicating a timeline for the withdrawal of its quantitative easing program, which has supplied copious amounts of liquidity to emerging economies. The upturn late in the annual period was spurred mainly by an increase in investor risk appetite, as well as improvement in Chinese economic growth. China’s GDP grew 7.8% year over year in the third quarter, up from the 7.5% rate for the previous three-month period, bolstered by the manufacturing sector. Nonetheless, there was a slowdown in infrastructure investment, which we believe may signal that the momentum of the economic rebound is fading, particularly if credit growth continues to decline. In Latin America, economic data over the reporting period generally did not meet expectations. The governments of Brazil, Chile, Colombia and Mexico all downgraded their full-year GDP forecasts. Additionally, the Brazilian central bank embarked on a rate-tightening cycle in an effort to stem inflation.

There was quite a different performance story in the global investment-grade fixed income markets. The Barclays Capital Global Aggregate Bond Index, the broad investment-grade fixed income market benchmark, returned -1.5% for the annual period. The markets were well-supported through May 2013 by central bank asset purchases in Japan and the West, signs of a stalling global economic recovery, and receding inflation. Subsequently, however, U.S. monetary policy dynamics came to the fore in driving market sentiment. Fears that the Fed was about to reduce its stimulus program led to a spike in U.S. Treasury yields, and consequently, a sharp sell-off across other markets. Income investors were not completely “left out in the cold,” however, as positive returns could be found further down on the credit quality ladder, with both the U.S. and global high yield markets posting gains for the annual period. High yield bonds historically have outperformed versus their investment-grade counterparts in rising interest-rate environments.

Outlook

The Fed’s recent deferral of monetary policy tapering has provided some relief for bond markets; however, we think that this is merely a short term reprieve. We maintain our expectation of bond yields gradually rising from their current, historic lows once monetary tightening begins, most likely in the first half of 2014. Due to the vast scale and reach of the U.S. quantitative easing program (dubbed “QE3”), we see the likely impact being felt across global bond markets. In our view, global equities are well-positioned to gain from improving economic activity in the developed world, particularly given the current healthy balance sheets and margins of many companies. We are, however, conscious of the significant rise in company valuations that has occurred, particularly in developed equity markets, and we note the need for an improvement in earnings growth to substantiate further re-rating. Looking ahead, we believe the markets will remain highly sensitive to Fed policy-induced capital outflows, and growth in emerging economies generally should exceed that of the developed world, yet with more volatility. We believe that both demographics and the scope for productivity growth remain positive in emerging markets, and that the fundamentals remain attractive over a longer time horizon.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2013

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Class A shares at net asset value net of fees) returned 6.12% for the 12-month period ended October 31, 2013, versus the 11.89% return of its benchmark, the MSCI All Country Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific ex Japan Funds (consisting of 98 funds) was 9.52% for the period.

Shares of Asian companies rose during the reporting period, as asset prices remained supported by the surfeit of liquidity from easing monetary policy in Europe and the U.S. This offset initial concerns over moderating regional economic growth. In June 2013, worries that the U.S. Federal Reserve (Fed) would unwind its quantitative easing program sooner than expected caused markets to fall substantially, as did a spike in Chinese interbank rates amid anxieties over a liquidity crunch. Markets recovered lost ground in September and October after the Fed reassured investors that it would maintain the pace of its asset purchases. Risk appetite was further bolstered in mid-October by the temporary deal to reopen the U.S. government, which had been partially shut down earlier in the month due to gridlocked budget talks. Meanwhile, regional economic data turned more upbeat towards the period-end, particularly in China and Singapore, where third-quarter gross domestic product (GDP) growth accelerated. There were exceptions, however, such as India and Indonesia, where large current account deficits, high inflation and slowing growth persisted. Both markets bucked the regional trend, tumbling sharply as the sharp depreciation of the rupee and rupiah, respectively, magnified losses. The central banks of both countries hiked interest rates in an effort to counter the inflationary effect of the weakened currencies; other regional central banks maintained or loosened monetary policy.

Contributors to relative performance included electronics giant Samsung Electronics, which benefited from solid third-quarter earnings that were driven by the success of its mobile business and improvement in its semiconductor segment. Also bolstering Fund performance was the lack of exposure to Newcrest Mining. The gold miner’s shares fell as the company was hurt by higher costs, falling prices and production shortfalls at most of its mines, as well as allegations of poor corporate governance. The Fund’s holding in India exchange-listed IT services company Infosys also enhanced performance, as the company reported improved quarterly revenue and earnings despite uneven growth in its main markets in the U.S. and Europe.

The most notable detractors among individual holdings over the reporting period included Jardine Strategic, as its shares fell after the conglomerate’s first-half 2013 results did not meet the market’s expectations. Nevertheless, we remain positive about Jardine’s longer-term outlook and it remains well-positioned to benefit from the growth of the middle class in the region, in our opinion. The position in Singapore developer City Developments also had a negative impact on Fund performance as its core residential and hotel operations were unsurprisingly weaker than the previous year, given the slew of cooling measures implemented by the government. Profits, however, were bolstered by gains from the sale of non-core assets.1 The position in India’s Grasim Industries also detracted from performance, given its exposure to the cement sector, which was hurt by Holcim’s proposed restructuring of its Indian cement subsidiaries. Overall, worries over India’s fiscal deficit, rising inflation and government inertia also weighed on the entire Indian market, resulting in a market correction, while the substantially weaker rupee exacerbated the decline in U.S. dollar terms.

During the period, we initiated a position in lender DBS Group, as we believe that it is attractively valued and well-capitalized. Additionally, the company has posted consistently positive results over the past few quarters. Conversely, we sold the position in SCA Property Group that we had received via retailer Woolworths in specie distribution.2

It appears that the global markets have reacted well to China’s commitment to execute economic reforms, following a meeting of its top leaders to chart the next phase of growth. Yet it may be years before the full impact of reforms is felt, in our opinion. Until then, we think that mainland China is in for a period of restructuring and, along with the rest of Asia, would have to adjust to a slower pace of growth. Meanwhile, U.S. Federal Reserve chair nominee Janet Yellen has defended the central bank’s quantitative easing program and markets may potentially continue to be liquidity-led. However, we think the withdrawal of easy money from a Fed tapering of its government bond-buying program is not a bad thing, given the artificial support for share prices. Over the longer term, we would prefer to see share price gains driven by improvements in company fundamentals and earnings growth. On this front, we believe that the Fund’s holdings, given their financial strength and sound business models, may help them weather the current headwinds and place them on a firmer footing to enjoy a growth recovery.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	A company’s non-core assets are those that are not essential to its business operations and may be sold when extra cash is needed.
2	In specie is the distribution of an asset in its present form, rather than selling it and distributing the cash.

2013 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)		1 Yr.		Inception[1]
Class A2	w/o SC w/SC3	6.12% (0.02%	)	8.01% 6.40%
Class C2	w/o SC w/SC4	5.47% 4.47%		7.68% 7.68%
Class R2,5	w/o SC	5.97%		7.90%
Institutional Service Class[5]	w/o SC	6.44%		8.09%
Institutional Class[5]	w/o SC	6.48%		8.12%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

2013 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation in the Asia Pacific region excluding Japan. The MSCI AC Asia Pacific ex Japan Index consists of the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	92.6%
Preferred Stocks	5.1%
Repurchase Agreement	2.2%
Other assets in excess of liabilities	0.1%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	40.5%
Information Technology	13.7%
Materials	11.7%
Industrials	9.5%
Telecommunication Services	7.1%
Consumer Staples	6.6%
Energy	5.0%
Consumer Discretionary	2.8%
Health Care	0.8%
Other	2.3%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.1%
Oversea-Chinese Banking Corp. Ltd.	3.9%
Housing Development Finance Corp. Ltd.	3.9%
Rio Tinto – London Listing	3.6%
BHP Billiton – London Listing	3.5%
HSBC Holdings PLC	3.4%
AIA Group Ltd.	3.4%
QBE Insurance Group Ltd.	3.3%
Infosys Ltd.	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3%
Other	63.3%
100.0%

Top Countries
Hong Kong	22.3%
Singapore	18.7%
Australia	12.6%
India	12.1%
Republic of South Korea	6.3%
China	6.0%
Taiwan	5.0%
Thailand	4.4%
Malaysia	3.5%
Philippines	3.1%
Other	6.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.6%)
AUSTRALIA (12.6%)
Consumer Staples (2.2%)
Woolworths Ltd. (a)	673,056	$22,194,989
Financials (3.3%)
QBE Insurance Group Ltd. (a)	2,396,150	33,556,355
Shopping Centres Australasia Property Group, REIT (a)	68,111	102,574
		33,658,929
Materials (7.1%)
BHP Billiton — London Listing (a)	1,139,073	35,150,049
Rio Tinto — London Listing (a)	719,740	36,418,955
		71,569,004
		127,422,922
CHINA (6.0%)
Energy (3.0%)
PetroChina Co. Ltd., H Shares (a)	26,578,000	30,266,511
Telecommunication Services (3.0%)
China Mobile Ltd. (a)	2,904,000	30,177,352
		60,443,863
HONG KONG (22.3%)
Consumer Discretionary (1.5%)
Li & Fung Ltd. (a)	10,458,000	14,704,169
Consumer Staples (1.6%)
Dairy Farm International Holdings Ltd.	1,429,200	16,192,836
Financials (13.6%)
AIA Group Ltd. (a)	6,722,800	34,137,235
Hang Lung Group Ltd. (a)	1,427,000	7,530,447
Hang Lung Properties Ltd. (a)	5,354,000	17,631,395
HSBC Holdings PLC (a)	3,167,818	34,619,154
Swire Pacific Ltd., Class A (a)	2,335,500	27,022,670
Swire Pacific Ltd., Class B (a)	120,000	270,437
Swire Properties Ltd. (a)	3,443,900	9,328,210
Wing Hang Bank Ltd. (a)	513,397	7,281,092
		137,820,640
Industrials (4.1%)
Jardine Matheson Holdings Ltd. (a)	178,000	9,698,948
Jardine Strategic Holdings Ltd. (a)	941,500	31,881,271
		41,580,219
Information Technology (1.5%)
ASM Pacific Technology Ltd. (a)	1,579,200	15,241,281
		225,539,145
INDIA (12.1%)
Consumer Discretionary (1.3%)
Hero Motocorp Ltd. (a)	387,000	13,043,788
Financials (4.4%)
Housing Development Finance Corp. Ltd. (a)	2,799,799	38,992,780
ICICI Bank Ltd. (a)	246,200	4,470,001
ICICI Bank Ltd., ADR	26,800	1,000,176
		44,462,957
Health Care (0.8%)
Glaxosmithkline Pharmaceuticals Ltd. (a)	203,927	8,059,480
Information Technology (3.4%)
Infosys Ltd. (a)	628,250	33,453,655
Infosys Ltd., ADR	10,390	551,293
		34,004,948
Materials (2.2%)
Grasim Industries Ltd. (a)	42,024	1,923,494
Grasim Industries Ltd., GDR (a)(b)	20,080	915,068
UltraTech Cement Ltd. (a)	611,142	19,489,754
UltraTech Cement Ltd., GDR (b)	330	10,496
		22,338,812
		121,909,985
INDONESIA (0.7%)
Consumer Staples (0.7%)
PT Unilever Indonesia Tbk (a)	2,799,500	7,443,809
MALAYSIA (3.5%)
Consumer Staples (0.9%)
British American Tobacco Bhd	481,500	9,689,357
Financials (2.6%)
CIMB Group Holdings Bhd (a)	5,785,838	13,753,081
Public Bank Bhd (Foreign Mkt) (a)	2,124,500	12,333,291
		26,086,372
		35,775,729
PHILIPPINES (3.1%)
Financials (3.1%)
Ayala Corp. (a)	1,054,000	14,716,004
Ayala Land, Inc. (a)	12,312,700	8,382,117
Bank of Philippine Islands (a)	3,468,462	8,026,018
		31,124,139
REPUBLIC OF SOUTH KOREA (1.2%)
Consumer Staples (1.2%)
E-Mart Co. Ltd. (a)	51,940	12,429,041
SINGAPORE (18.7%)
Financials (10.5%)
City Developments Ltd. (a)	3,496,000	28,937,252
DBS Group Holdings Ltd. (a)	958,000	12,915,246
Keppel REIT, REIT (a)	604,040	586,080
Oversea-Chinese Banking Corp. Ltd. (a)	4,677,864	39,132,607
United Overseas Bank Ltd. (a)	1,438,945	24,097,444
		105,668,629

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (concluded)

October 31, 2013

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
Industrials (5.4%)
Keppel Corp. Ltd. (a)	2,758,000	$24,067,162
Singapore Airlines Ltd. (a)	940,000	7,885,080
Singapore Technologies Engineering Ltd. (a)	6,565,000	22,260,609
		54,212,851
Information Technology (0.4%)
Venture Corp. Ltd. (a)	738,000	4,621,641
Telecommunication Services (2.4%)
Singapore Telecommunications Ltd. (a)	7,982,000	24,239,577
		188,742,698
TAIWAN (5.0%)
Information Technology (3.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	9,015,000	33,225,369
Telecommunication Services (1.7%)
Taiwan Mobile Co. Ltd. (a)	4,952,100	16,891,088
		50,116,457
THAILAND (4.4%)
Energy (2.0%)
PTT Exploration & Production PCL, Foreign Shares	3,689,000	19,960,823
Materials (2.4%)
Siam Cement PCL, Foreign Shares (a)(b)	1,032,200	14,571,796
Siam Cement PCL, NVDR (a)	741,000	10,175,667
		24,747,463
		44,708,286
UNITED KINGDOM (3.0%)
Financials (3.0%)
Standard Chartered PLC (a)	1,247,992	29,964,266
Total Common Stocks		935,620,340
PREFERRED STOCKS (5.1%)
REPUBLIC OF SOUTH KOREA (5.1%)
Information Technology (5.1%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	52,847	50,942,841
Total Preferred Stocks		50,942,841
REPURCHASE AGREEMENT (2.2%)
UNITED STATES (2.2%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $22,743,000, collateralized by U.S. Treasury Note, maturing 11/15/2021; total market value of $23,200,905	$22,743,000	22,743,000
Total Repurchase Agreement		22,743,000
Total Investments (Cost $938,814,829) (c)—99.9%		1,009,306,181

Other assets in excess of liabilities—0.1%		902,617
Net Assets—100.0%		$1,010,208,798

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Class A shares at net asset value net of fees) returned 11.43% for the 12-month period ended October 31, 2013, versus the 11.78% return of its benchmark, the MSCI AC Asia Pacific ex Japan Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Pacific Region Funds (consisting of 51 funds) was 19.07% for the period.

Shares of Asian smaller companies rose during the reporting period, as asset prices remained supported by the surfeit of liquidity from easy monetary policy in Europe and the U.S. This offset initial concerns over moderating regional economic growth. In June 2013, worries that the U.S. Federal Reserve (Fed) would unwind its quantitative easing program sooner than expected caused markets to fall substantially, as did a spike in Chinese interbank rates amid anxieties over a liquidity crunch. Markets recovered lost ground in September and October after the Fed reassured investors that it would maintain the pace of its asset purchases. Risk appetite was further bolstered in mid-October by the temporary deal to reopen the U.S. government, which had been partially shut down earlier in the month due to gridlocked budget talks. Meanwhile, regional economic data turned more upbeat towards the period-end, particularly in China and Singapore, where third-quarter gross domestic product (GDP) growth accelerated. There were exceptions, however, such as India and Indonesia, where large current account deficits, high inflation and slowing growth persisted. Both markets bucked the regional trend, tumbling sharply as the depreciation of the rupee and rupiah, respectively, magnified losses. The central banks of both countries hiked interest rates in an effort to counter the inflationary effect of the weakened currencies; other regional central banks maintained or loosened monetary policy.

Holdings in Korea, which outperformed the overall region during the annual period, were the major contributors to Fund performance. While we maintained the Fund’s underweight to Korea relative to the benchmark MSCI AC Asia Pacific ex Japan Small Cap Index, our stock selection in that market was positive, with both of the regional banks, DGB Financial Group and BS Financial Group, showing modest loan growth within their local communities. Both companies are also preparing to bid selectively for the government’s impending sale of other regional banks assets. Fund performance also benefited from an underweight to Australia, which is dominated by volatile, concentrated, mining-related stocks. Other holdings that added to performance were Hong Kong-listed Dah Sing Financial, whose shares rallied during the year on the back of positive results that reflected good loan growth and better-than-expected margin expansion. In the latter half of the reporting period, the company was further buoyed by optimism that other family-owned Hong Kong banks might also be acquisition targets following a takeover offer for Wing Hang Bank, which the Fund does not hold. Shares of Thai “cash-and-carry” retailer Siam Makro moved higher after the company was purchased by local convenience store operator CP All for 189 billion baht (roughly US$6.1 billion) in June 2013.

The most significant detractor to Fund performance over the 12-month period was being underweight in Taiwan, which proved to be more resilient from a market perspective, perhaps buoyed by the prospect of a recovery in the U.S. economy, and with it, an uptick in exports out of North Asia. At a stock level, cement maker Holcim Indonesia’s stock price declined along with the overall Indonesia market despite reporting higher product prices during the period, which helped offset lower sales. India’s Ramco Cements saw profits decline on the back of weaker demand and higher costs. Nonetheless, we are upbeat about the company’s prospects as we feel that it stands to benefit from increased housing demand and infrastructure spending in India over the long term. Cabcharge Australia’s shares were initially weighed down by the loss of two of its bus routes in Sydney. Subsequently, the transport payment services provider posted subdued full-year 2013 profit growth, lowered its dividend, and provided guidance that regulatory changes to the taxi system in Victoria could potentially impact its earnings in 2014.

During the annual period, we sold Siam Makro, as mentioned above, after a record takeover bid from CP All. We introduced several holdings, including Silverlake Axis, a core banking software solutions provider that has a net cash balance sheet and long-term customer contracts, with two-thirds of revenues derived from recurring maintenance sales. Additionally, we initiated positions in Singapore-listed Yoma Strategic, which in our view offers a strong balance sheet while acting as a proxy for Myanmar’s attractive growth story; and Indonesian company Astra Otoparts, which has a dominant market position and houses all of its parent Astra International’s key original equipment manufacturer (OEM) component business interests. Meanwhile, we also subscribed to the rights issue* of Sri Lankan conglomerate John Keells Holdings.

After a prolonged engagement with WBL Corp.’s management over the need to unlock shareholder value at a faster pace, we swapped the Fund’s entire WBL stake for shares in The Straits Trading Company (STC), receiving 1.07 STC shares for each share in WBL. Subsequently, there was a tussle between STC and United Engineers to take over WBL and after several rounds of bidding, STC finally accepted United Engineers’ offer of US$4.50 a share. We believe that the final bid reflects WBL’s value and are pleased that the Fund’s performance benefited from the deal via the holding in STC.

Global markets have reacted well to China’s commitment to execute economic reforms, following a meeting of its top leaders to chart the next phase of growth. Yet it may be years before the full impact of reforms is felt, in our opinion. Until then, we think that mainland China is in for a period of restructuring and, along with the rest of Asia, would have to adjust to a slower pace of growth. Meanwhile, U.S. Federal Reserve chair nominee Janet Yellen has defended the central bank’s quantitative easing program and markets may potentially continue to be liquidity-led. However, we think the withdrawal of easy money from a Fed tapering of its government bond-buying program is not a bad thing, given the artificial support

*	A rights issue provides a company’s existing shareholders with the opportunity to purchase additional shares directly from the company in proportion to their existing holdings, within a fixed time period.

2013 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited) (concluded)

for share prices. Over the longer term, we would prefer to see share price gains driven by improvements in company fundamentals and earnings growth. On this front, we believe that the Fund’s holdings, given their financial strength and sound business models, may help them weather the current headwinds and place them on a firmer footing to enjoy a growth recovery.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)		1 Yr.	Inception[1]
Class A	w/o SC	11.43%	9.26%
	w/SC2	5.04%	6.53%
Class C	w/o SC	10.58%	8.41%
	w/SC3	9.48%	8.41%
Class R4	w/o SC	10.48%	8.71%
Institutional Service Class[4]	w/o SC	12.85%	10.04%
Institutional Class[4]	w/o SC	11.63%	9.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2013 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Small Cap Index is a free float-adjusted, small market capitalization-weighted index that captures small cap representation across the Asia Pacific region excluding Japan including the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	98.5%
Repurchase Agreement	1.7%
Warrants	–%
Liabilities in excess of other assets	(0.2)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	27.0%
Consumer Discretionary	21.3%
Industrials	15.8%
Materials	9.9%
Consumer Staples	9.4%
Information Technology	7.8%
Health Care	4.0%
Utilities	1.5%
Energy	1.1%
Telecommunication Services	0.7%
Other	1.5%
100.0%

Top Holdings*
Dah Sing Financial Holdings Ltd.	3.7%
Aeon Co. (M) Bhd	3.1%
Millennium & Copthorne Hotels PLC	2.9%
Shinsegae Co. Ltd.	2.5%
Bukit Sembawang Estates Ltd.	2.4%
Tisco Financial Group PCL, Foreign Shares	2.3%
Venture Corp. Ltd.	2.2%
Pacific Basin Shipping Ltd.	2.2%
Multi Bintang Indonesia Tbk PT	2.2%
BS Financial Group, Inc.	2.1%
Other	74.4%
100.0%

Top Countries
Malaysia	18.9%
Singapore	16.9%
Hong Kong	12.6%
India	9.0%
Thailand	8.3%
Indonesia	7.2%
Republic of South Korea	6.7%
China	3.8%
United Kingdom	3.8%
Australia	3.5%
Other	9.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Amounts listed as “–” are 0% or round to 0%

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.5%)
AUSTRALIA (3.5%)
Consumer Discretionary (0.8%)
ARB Corp. Ltd. (a)	20,945	$230,595
Financials (1.7%)
BWP Trust, REIT (a)	58,500	127,330
Shopping Centres Australasia Property Group, REIT (a)	218,000	328,304
		455,634
Industrials (1.0%)
Cabcharge Australia Ltd. (a)	74,409	283,805
		970,034
CHINA (3.8%)
Energy (0.7%)
Green Dragon Gas Ltd.* (a)	40,587	191,553
Greka Engineering & Technology Ltd.*	121,761	10,005
		201,558
Financials (1.4%)
Yanlord Land Group Ltd. (a)	370,000	367,045
Materials (1.7%)
Yingde Gases Group Co. Ltd. (a)	465,000	476,168
		1,044,771
HONG KONG (12.6%)
Consumer Discretionary (4.4%)
Cafe de Coral Holdings Ltd. (a)	42,000	144,415
Giordano International Ltd. (a)	374,000	350,826
Hongkong & Shanghai Hotels Ltd. (The) (a)	261,020	410,768
Texwinca Holdings Ltd. (a)	284,000	290,149
		1,196,158
Financials (4.6%)
AEON Credit Service (Asia) Co. Ltd.	100,000	88,998
Dah Sing Financial Holdings Ltd. (a)	162,938	1,017,790
Public Financial Holdings Ltd.	310,000	161,937
		1,268,725
Industrials (2.9%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	15,200	203,841
Pacific Basin Shipping Ltd. (a)	831,000	594,670
		798,511
Telecommunication Services (0.7%)
Asia Satellite Telecommunications Holdings Ltd.	53,000	205,765
		3,469,159
INDIA (9.0%)
Consumer Staples (0.9%)
Godrej Consumer Products Ltd.	16,687	235,147
Health Care (1.2%)
Piramal Enterprises Ltd. (a)	8,400	76,894
Sanofi India Ltd.	6,350	253,142
		330,036
Industrials (1.7%)
Container Corp. of India	37,501	463,766
Information Technology (2.0%)
CMC Ltd. (a)	12,410	272,418
MphasiS Ltd.	40,450	278,454
		550,872
Materials (2.8%)
Castrol (India) Ltd.	50,500	250,548
Kansai Nerolac Paints Ltd.	10,327	193,256
Ramco Cements Ltd. (The) (a)	111,737	322,502
		766,306
Utilities (0.4%)
Gujarat Gas Co. Ltd.* (a)	25,670	120,643
		2,466,770
INDONESIA (7.2%)
Consumer Discretionary (0.6%)
Astra Otoparts Tbk PT (a)	416,500	160,752
Consumer Staples (2.2%)
Multi Bintang Indonesia Tbk PT	5,500	591,595
Financials (1.2%)
Bank OCBC NISP Tbk PT*	1,104,811	120,551
Bank Permata Tbk PT* (a)	1,746,045	220,552
		341,103
Industrials (1.3%)
AKR Corporindo Tbk PT (a)	799,000	343,390
Materials (1.9%)
Holcim Indonesia Tbk PT (a)	1,731,000	395,318
Vale Indonesia Tbk PT (a)	640,500	140,269
		535,587
		1,972,427
MALAYSIA (18.9%)
Consumer Discretionary (7.0%)
Aeon Co. (M) Bhd	166,100	841,146
Oriental Holdings Bhd (a)	191,700	536,922
Panasonic Manufacturing Malaysia Bhd	13,600	100,851
Shangri-La Hotels Malaysia Bhd	201,900	442,119
		1,921,038
Consumer Staples (4.0%)
Carlsberg Brewery Malaysia Bhd, Class B (a)	25,000	101,370
Fraser & Neave Holdings Bhd (a)	14,600	86,127
Guinness Anchor Bhd (a)	24,300	133,176
United Malacca Bhd (a)	94,500	215,951

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (continued)

October 31, 2013

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
United Plantations Bhd	66,600	$563,522
		1,100,146
Financials (3.7%)
Alliance Financial Group Bhd (a)	235,900	387,768
Bursa Malaysia Bhd (a)	105,500	268,820
SP Setia Bhd	262,000	254,897
YNH Property Bhd (a)	190,000	108,374
		1,019,859
Industrials (1.3%)
Pos Malaysia Bhd (a)	202,500	366,310
Information Technology (0.7%)
Silverlake Axis Ltd. (a)	305,000	176,575
Materials (2.2%)
Batu Kawan BHD	25,800	160,088
Lafarge Malayan Cement Bhd	55,300	174,721
Tasek Corp. Bhd	56,000	277,555
		612,364
		5,196,292
NETHERLANDS (1.9%)
Information Technology (1.9%)
ASM International NV (a)	15,800	518,976
PHILIPPINES (2.8%)
Consumer Discretionary (0.8%)
Jollibee Foods Corp. (a)	50,820	208,732
Financials (0.5%)
Cebu Holdings, Inc. (a)	984,000	132,681
Industrials (0.4%)
Asian Terminals, Inc.	435,200	115,825
Utilities (1.1%)
Manila Water Co., Inc. (a)	542,400	313,668
		770,906
REPUBLIC OF SOUTH KOREA (6.7%)
Consumer Discretionary (2.5%)
Shinsegae Co. Ltd. (a)	2,709	682,000
Financials (4.2%)
BS Financial Group, Inc. (a)	36,370	583,913
DGB Financial Group, Inc. (a)	36,070	578,731
		1,162,644
		1,844,644
SINGAPORE (16.9%)
Consumer Staples (1.4%)
Petra Foods Ltd. (a)	136,000	388,899
Financials (6.6%)
Ascendas Hospitality Trust, REIT (a)	287,000	174,153
Bukit Sembawang Estates Ltd. (a)	133,000	658,095
CDL Hospitality Trusts, REIT (a)	166,000	$222,323
Far East Hospitality Trust, REIT (a)	375,000	269,843
Hong Leong Finance Ltd.	52,000	110,095
Wheelock Properties (Singapore) Ltd. (a)	273,000	373,584
		1,808,093
Health Care (1.8%)
Eu Yan Sang International Ltd.	177,000	106,867
Raffles Medical Group Ltd. (a)	157,197	403,656
		510,523
Industrials (4.9%)
ComfortDelGro Corp. Ltd. (a)	225,000	347,439
SATS Ltd. (a)	84,000	229,814
SBS Transit Ltd.	9,500	9,827
Singapore Post Ltd. (a)	217,000	228,757
Straits Trading Co. Ltd.	132,500	390,396
Yoma Strategic Holdings Ltd. (a)	232,000	142,709
		1,348,942
Information Technology (2.2%)
Venture Corp. Ltd. (a)	95,000	594,927
		4,651,384
SRI LANKA (3.1%)
Energy (0.4%)
Chevron Lubricants Lanka PLC (a)	45,600	92,816
Financials (0.4%)
Commercial Bank of Ceylon PLC (a)	123,949	111,616
Industrials (2.3%)
Aitken Spence & Co. PLC	392,842	342,274
John Keells Holdings PLC (a)	170,192	291,473
		633,747
		838,179
THAILAND (8.3%)
Consumer Discretionary (2.3%)
BEC World PCL, Foreign Shares (a)	170,000	317,862
Minor International PCL, Foreign Shares (a)	343,000	305,487
		623,349
Financials (2.7%)
Central Pattana PCL, Foreign Shares (a)	73,800	113,510
Tisco Financial Group PCL, Foreign Shares (a)	455,500	644,889
		758,399
Health Care (1.0%)
Bumrungrad Hospital PCL, Foreign Shares (a)	98,500	274,250
Information Technology (1.0%)
Hana Microelectronics PCL, Foreign Shares (a)	369,000	270,382
Materials (1.3%)
Siam City Cement PCL, Foreign Shares (a)	28,700	366,387
		2,292,767

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (concluded)

October 31, 2013

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (3.8%)
Consumer Discretionary (2.9%)
Millennium & Copthorne Hotels PLC (a)	86,000	$786,050
Consumer Staples (0.9%)
M.P. Evans Group Plc	33,375	252,851
		1,038,901
Total Common Stocks		27,075,210
WARRANTS (0.0%)
SRI LANKA (0.0%)
John Keells Holdings PLC, expires 11/11/16*	7,564	1,676
John Keells Holdings PLC, expires 11/12/15*	7,564	2,253
		3,929
Total Warrants		3,929
REPURCHASE AGREEMENT (1.7%)
UNITED STATES (1.7%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $457,000, collateralized by U.S. Treasury Note, maturing 07/15/2016; total market value of $467,451	$457,000	457,000
Total Repurchase Agreement		457,000
Total Investments (Cost $25,849,672) (b)—100.2%		27,536,139

Liabilities in excess of other assets—(0.2)%		(57,020)
Net Assets—100.0%		$27,479,119

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2013 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Class A shares at net asset value net of fees) returned 4.98% for the 12-month period ended October 31, 2013, versus the 11.14% return of its benchmark, the MSCI Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of China Region Funds (consisting of 90 funds) was 16.46% for the period.

The MSCI Zhong Hua Index posted healthy gains over the reporting period, largely in line with the broader region. Encouragingly, in our view, China’s third-quarter gross domestic product (GDP) rose by 7.8%, its fastest pace thus far in calendar-year 2013, while the manufacturing sector also returned to growth. The improvements, however, were largely a result of loose monetary policy and a ramp-up in infrastructure spending, particularly in rail and highway construction. But gains were pared by anxieties over measures in the property sector. Credit-related concerns and the government’s tougher stance towards “shadow banking”1 also weighed on sentiment. Towards the end of the period, higher interbank rates prompted the central bank to intervene for the second time in four months to inject cash in the financial system. On the political front, the Chinese Communist party unveiled its new leadership headed by Xi Jinping, whose administration has pledged to implement key reforms to rebalance the economy.

The lack of exposure to Tencent Holdings was the largest detractor from Fund performance for the annual period. The Chinese internet company’s share price rallied on positive expectations over the prospects for its WeChat application on the mobile platform. Nevertheless, we do not think this justifies its current valuation and remain uncomfortable with the variable interest entity (VIE)2 structure of the company. Other key detractors included conglomerate Jardine Strategic Holdings and Aeon Stores. Jardine Strategic was affected by subsidiary Dairy Farm’s weak results over the reporting period. Another Jardine Strategic subsidiary, Astra International, was affected by softer commodity prices and a weaker currency. However, we believe that its underlying assets remain well positioned to benefit from Indonesia’s healthy domestic consumption over the longer term. Aeon Stores suffered from a net loss in the first half of 2013, dragged down by disappointing sales in China, rising costs and an impairment loss related to property plants and equipment.

Top contributors to the Fund’s relative return for the period included financial holdings Dah Sing Banking and Wing Hang Bank. Wing Hang Bank’s share price rallied after major shareholders received takeover offers from independent third parties. The news also bolstered the share prices of its peers, including Dah Sing Banking. Travel luggage maker Samsonite International’s share price rose after it posted positive results for the first half of 2013.

During the reporting period, we initiated positions in several companies at what we viewed as attractive valuations. These include China Vanke, mainland China’s largest property developer, which has been successful in executing its quick asset-turnover strategy, supported by a robust balance sheet; Shangri-La Hotels, which we believe holds a decent portfolio of businesses, and Hong Kong and China Gas, which has a cash-generative monopoly position in city gas supply in Hong Kong as well as exposure to profitable city gas projects in mainland China. We also purchased Yum! Brands, the owner of global brands such as KFC and Pizza Hut. Its China business has grown rapidly, backed by good management as well as a robust operational process, in our opinion. We also initiated a position in Hong Kong Exchanges and Clearing via a primary share placement3 that in our view was priced at an attractive discount. Conversely, we sold Baoshan Iron & Steel as we believed that it had a deteriorating outlook, as well as Sun Hung Kai Properties due to our corporate governance concerns and following a rebound in its share price.

In our view, market sentiment remains divided over the significance of the recently concluded Third Plenum, where President Xi unveiled a new economic framework for mainland China. On one hand, the lack of details for bold restructuring plans proved disappointing, although we think that financial market reforms may be implemented in the year ahead. Notably, we believe that the promise of a more market-oriented economy indicates a greater role for private firms to drive economic activity.

Given that such high-powered meetings in the past had a substantial impact on China’s development, upcoming details of the reforms will be keenly watched. One caveat remains, however: the announcement of these reforms is only the start of a long process, in our opinion. We believe that the actual implementation of these reforms could face bottlenecks if local interests are threatened and, therefore, the success of these reforms can only be seen over the longer term.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	A “shadow banking system” is composed of financial intermediaries involved in facilitating the creation of credit across the global financial system, but whose members are not subject to regulatory oversight. The shadow banking system also refers to unregulated activities by regulated institutions.
2	An entity in which the investor has obtained less than a majority-owned interest.
3	A primary share placement is an offering of newly issued shares of a company.

Annual Report 2013

Aberdeen China Opportunities Fund (Unaudited) (concluded)

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

1	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

2013 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	4.98%		16.79%	13.85%
	w/SC3	(1.07%	)	15.40%	13.13%
Class C	w/o SC	4.18%		15.95%	13.02%
	w/SC4	3.18%		15.95%	13.02%
Class R5	w/o SC	4.61%		16.46%	13.53%
Institutional Service Class[5]	w/o SC	5.22%		17.11%	14.13%
Institutional Class[5]	w/o SC	5.22%		17.05%	14.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

Annual Report 2013

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a free float-adjusted, market capitalization-weighted index that is an aggregate of one third of the MSCI Hong Kong Index and two thirds of the MSCI China Free Index. The MSCI Hong Kong Index is designed to measure the performance of the large and mid cap segments of the Hong Kong market. The MSCI China Free Index captures large and mid capitalization across China H shares, B shares, Red chips, and P chips.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	97.5%
Repurchase Agreement	0.9%
Other assets in excess of liabilities	1.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	38.4%
Consumer Discretionary	15.7%
Industrials	15.5%
Energy	9.5%
Consumer Staples	5.6%
Telecommunication Services	5.1%
Materials	3.6%
Information Technology	3.1%
Utilities	1.0%
Other	2.5%
100.0%
Top Holdings*
Jardine Strategic Holdings Ltd.	7.3%
AIA Group Ltd.	5.7%
Swire Pacific Ltd., Class B	5.4%
HSBC Holdings PLC	4.8%
MTR Corp. Ltd.	4.6%
PetroChina Co. Ltd., H Shares	4.4%
CNOOC Ltd.	4.1%
Standard Chartered PLC (HK Listing)	4.0%
China Mobile Ltd.	3.9%
Hang Lung Group Ltd.	3.4%
Other	52.4%
100.0%

Top Countries
Hong Kong	70.7%
China	25.2%
United States	2.5%
Other	1.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

Statement of Investments

October 31, 2013

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.5%)
CHINA (25.2%)
Consumer Discretionary (0.5%)
Charm Communications, Inc., ADR	44,470	$191,221
Consumer Staples (3.1%)
China Resources Enterprise Ltd. (a)	304,000	1,074,681
Energy (9.5%)
CNOOC Ltd. (a)	698,000	1,416,145
Green Dragon Gas Ltd.* (a)	58,000	273,734
Greka Drilling Ltd.*	225,000	53,213
Greka Engineering & Technology Ltd.*	174,000	14,299
PetroChina Co. Ltd., H Shares (a)	1,344,000	1,530,521
		3,287,912
Financials (5.1%)
China Merchants Bank Co. Ltd., A Shares (a)(b)	415,000	732,235
China Vanke Co. Ltd., A Shares (a)(b)	350,000	528,957
Yanlord Land Group Ltd. (a)	520,000	515,848
		1,777,040
Materials (3.1%)
Huaxin Cement Co. Ltd., B Shares (a)	261,400	387,311
Yingde Gases Group Co. Ltd. (a)	657,000	672,779
		1,060,090
Telecommunication Services (3.9%)
China Mobile Ltd. (a)	128,500	1,335,327
		8,726,271
HONG KONG (70.7%)
Consumer Discretionary (13.6%)
AEON Stores (Hong Kong) Co. Ltd.	286,500	432,355
Giordano International Ltd. (a)	834,000	782,324
Hongkong & Shanghai Hotels Ltd. (The) (a)	560,757	882,466
Li & Fung Ltd. (a)	558,380	785,094
Samsonite International SA (a)	325,100	886,548
Shangri-La Asia Ltd. (a)	214,000	393,698
Texwinca Holdings Ltd. (a)	538,000	549,647
		4,712,132
Consumer Staples (2.5%)
Convenience Retail Asia Ltd.	122,000	84,974
Dairy Farm International Holdings Ltd.	70,200	795,366
		880,340
Financials (33.3%)
AIA Group Ltd. (a)	386,400	1,962,073
Dah Sing Banking Group Ltd. (a)	373,840	704,117
Hang Lung Group Ltd. (a)	222,000	1,171,520
Hang Lung Properties Ltd. (a)	122,000	401,761
Hong Kong Exchanges and Clearing Ltd. (a)	35,000	565,977
HSBC Holdings PLC (a)	153,005	1,672,098
Standard Chartered PLC (HK Listing) (a)	56,508	1,363,581
Swire Pacific Ltd., Class A (a)	16,000	185,126
Swire Pacific Ltd., Class B (a)	835,000	1,881,789
Swire Properties Ltd. (a)	295,400	800,126
Wing Hang Bank Ltd. (a)	57,198	811,193
		11,519,361
Industrials (15.5%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	43,200	579,338
Jardine Strategic Holdings Ltd. (a)	75,000	2,539,666
MTR Corp. Ltd. (a)	412,844	1,596,679
Pacific Basin Shipping Ltd. (a)	891,000	637,606
		5,353,289
Information Technology (3.1%)
ASM Pacific Technology Ltd. (a)	110,200	1,063,570
Materials (0.5%)
Hung Hing Printing Group Ltd. (a)	1,288,000	186,022
Telecommunication Services (1.2%)
Asia Satellite Telecommunications Holdings Ltd.	109,500	425,119
Utilities (1.0%)
Hong Kong & China Gas Co. Ltd. (a)	149,000	347,294
		24,487,127
UNITED STATES (1.6%)
Consumer Discretionary (1.6%)
Yum! Brands, Inc.	8,000	540,960
Total Common Stocks		33,754,358
REPURCHASE AGREEMENT (0.9%)
UNITED STATES (0.9%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $303,000 collateralized by U.S. Treasury Note, maturing 11/15/2020; total market value of $312,661	$303,000	303,000
Total Repurchase Agreement		303,000
Total Investments (Cost $31,108,131) (c)—98.4%		34,057,358

Other assets in excess of liabilities—1.6%		560,879
Net Assets—100.0%		$34,618,237

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Class A shares at NAV net of fees) returned 3.50% for the 12-month period ended October 31, 2013, versus the 6.90% return of its benchmark, the MSCI Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Funds (consisting of 574 funds) was 7.64% for the period.

Emerging market equities rose during the reporting period, but underperformed their developed-market peers. Stock markets had a positive start as tension in the Eurozone1 eased and the U.S. narrowly averted the “fiscal cliff,” a series of tax hikes and government spending cuts, which had threatened to push the economy back into recession. The momentum, though, faltered at the turn of the year. Gathering signs of an economic slowdown spreading from China weighed on market sentiment. The prospect of the U.S. Federal Reserve (Fed) scaling back its government bond purchases sparked a further sell-off in emerging markets over the summer of 2013. Shares tumbled, and currencies, especially those seen as vulnerable to a capital flight, depreciated sharply against the U.S. dollar. Brazil and Turkey came under extra pressure amid nationwide anti-government protests. However, the Fed’s assurance that it would maintain stimulus until there is substantial economic improvement, coupled with a temporary resolution to lift the U.S. debt ceiling, turned sentiment around in the last two months of the review period. Improving Chinese economic data also eased worries of a sharp slowdown.

At the stock level, holdings in Indonesian conglomerate Astra International and Turkish lenders, Akbank and Garanti, were among the main detractors from the Fund’s relative performance. Tough operating conditions hampered Astra, while the prospect of the Fed trimming its bond purchases weighed on Akbank and Garanti, despite their steady earnings. The absence of a position in Tencent also had a negative impact on Fund performance. The Chinese internet company’s share price rallied on expectations of upbeat prospects for its mobile chat application WeChat. However, we do not think this justifies its current valuation and remain uncomfortable with the variable interest entity (VIE)* structure of the company.

Positions in Korea’s Samsung Electronics, Brazilian fuels and chemicals company Ultrapar and pan-Asian insurer AIA Group were the key contributors to the Fund’s performance for the annual period. Samsung benefited from solid third-quarter earnings that were driven by the success of its mobile business and improvement in its semiconductor segment. Ultrapar was bolstered by good performance across all its businesses, in particular its petroleum distribution arm, Ipiranga, where volumes remain solid and retail margins healthy. AIA Group gained from robust growth in new business in the first half of 2013.

During the reporting period, we established three new positions, including ITC, India’s leading cigarette maker with interests in paper and packaging, hotels and agribusiness. The company, which is also an associate of British American Tobacco, has a robust balance sheet and strong cash flow, in our opinion. We also initiated a position in Magnit, a leading Russian grocery chain which we feel has steady fundamentals, as well as Yum! Brands, the owner of global chains such as KFC and Pizza Hut, with good growth prospects in emerging markets, in our view. Conversely, we exited the position in Korean department store operator Shinsegae.

We believe that hopes for continued stimulus from the U.S. Federal Reserve have provided a respite to battered emerging market equities, but caution is still merited as uncertainties persist. Chief among these is the outlook for U.S. monetary policy. Although the central bank has reiterated that any trimming in its asset purchases will be dependent on the strength of the economic rebound, we think that expectations of eventually tighter interest rates may keep markets jittery. Ultimately, we believe that a recovery in the U.S. is positive for global growth, although in the short term this could potentially result in painful market adjustments as liquidity is withdrawn and yields rise. Attention will be focused on where China’s economy is headed as well. Beijing has unveiled a range of substantial economic and social reforms, but in our view implementing these changes in the face of resistance from vested interest and bureaucratic inertia will be tricky. Monetary policymakers in other the emerging markets also face challenges in pursuing structural changes that have been delayed because of the easy liquidity generated by monetary easing. Until the impact of these improvements is felt, we feel that the developing world would have to adjust to a slower growth pace amid the economic restructuring. Against this backdrop, we maintain our focus on companies which we think are able to get through difficult times and emerge stronger. We believe that this emphasis on fundamentals may benefit the Fund’s performance in the long term.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.
2	An entity in which the investor has obtained less than a majority-owned interest.

2013 Annual Report

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stock of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	3.50%		19.91%	8.87%
	w/SC4	(2.48%	)	18.51%	7.88%
Class C3	w/o SC	2.85%		19.68%	8.71%
	w/SC5	1.85%		19.68%	8.71%
Class R3,6	w/o SC	3.26%		19.82%	8.81%
Institutional Service Class[6,7]	w/o SC	3.61%		19.87%	8.84%
Institutional Class[6]	w/o SC	3.86%		20.03%	8.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to November 24, 2009 reflect the performance of a predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, C and R shares would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 24, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2013 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 21 Emerging Markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	86.6%
Preferred Stocks	11.2%
Repurchase Agreement	2.3%
Liabilities in excess of other assets	(0.1)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	34.6%
Energy	15.2%
Consumer Staples	13.3%
Information Technology	11.4%
Consumer Discretionary	8.2%
Materials	7.7%
Telecommunication Services	4.4%
Health Care	2.1%
Industrials	0.9%
Other	2.2%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3%
China Mobile Ltd.	3.3%
Lukoil OAO, ADR	3.0%
Infosys Ltd.	2.9%
Vale SA, ADR	2.9%
Petroleo Brasileiro SA, ADR, Preferred Shares	2.8%
PetroChina Co. Ltd., H Shares	2.7%
Banco Bradesco SA, ADR, Preferred Shares	2.7%
Ultrapar Participacoes SA	2.7%
Other	68.5%
100.0%

Top Countries
Brazil	15.8%
India	12.6%
Hong Kong	7.1%
Republic of South Korea	6.6%
Mexico	6.5%
South Africa	6.5%
China	6.0%
Turkey	5.2%
Thailand	4.8%
Taiwan	4.4%
Other	24.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (86.6%)
BRAZIL (9.8%)
Consumer Discretionary (1.0%)
Lojas Renner SA	3,966,710	$119,521,884
Consumer Staples (1.1%)
Souza Cruz SA	12,070,988	130,559,789
Energy (2.9%)
Petroleo Brasileiro SA, ADR	1,619,000	28,219,170
Ultrapar Participacoes SA	12,095,000	322,324,569
		350,543,739
Financials (1.9%)
Banco Bradesco SA	6,157,600	98,705,212
Multiplan Empreendimentos Imobiliarios SA	5,577,629	130,938,090
		229,643,302
Materials (2.9%)
Vale SA, ADR	21,620,901	346,150,625
		1,176,419,339
CHILE (1.3%)
Financials (1.3%)
Banco Santander Chile, ADR	6,433,255	158,000,743
CHINA (6.0%)
Energy (2.7%)
PetroChina Co. Ltd., H Shares (a)	291,226,200	331,642,747
Telecommunication Services (3.3%)
China Mobile Ltd. (a)	37,990,600	394,785,026
		726,427,773
HONG KONG (7.1%)
Financials (7.1%)
AIA Group Ltd. (a)	61,399,000	311,773,676
Hang Lung Group Ltd. (a)	25,049,000	132,186,533
Hang Lung Properties Ltd. (a)	38,882,000	128,043,316
Swire Pacific Ltd., Class A (a)	18,351,000	212,328,417
Swire Pacific Ltd., Class B (a)	15,945,000	35,934,280
Swire Properties Ltd. (a)	13,957,100	37,804,453
		858,070,675
HUNGARY (1.2%)
Consumer Discretionary (0.0%)
Danubius Hotel and Spa PLC*	2,039	44,485
Health Care (1.2%)
Richter Gedeon Nyrt (a)	7,372,840	140,197,048
Richter Gedeon Nyrt., GDR (a)	410,000	7,767,106
		147,964,154
		148,008,639
INDIA (12.6%)
Consumer Discretionary (1.3%)
Hero Motocorp Ltd. (a)	4,527,815	152,609,455
Consumer Staples (2.5%)
Hindustan Unilever Ltd. (a)	17,000,443	168,022,109
ITC Ltd. (a)	25,161,000	136,743,745
		304,765,854
Financials (3.4%)
Housing Development Finance Corp. Ltd. (a)	22,799,000	317,521,504
ICICI Bank Ltd. (a)	5,146,900	93,446,990
ICICI Bank Ltd., ADR	32,100	1,197,972
		412,166,466
Health Care (0.9%)
Glaxosmithkline Pharmaceuticals Ltd. (a)	2,713,919	107,257,869
Information Technology (2.9%)
Infosys Ltd. (a)	6,572,515	349,979,541
Infosys Ltd., ADR	31,000	1,644,860
		351,624,401
Materials (1.6%)
Grasim Industries Ltd. (a)	846,892	38,763,373
Grasim Industries Ltd., GDR (a)(b)	13,359	608,785
UltraTech Cement Ltd. (a)	4,743,118	151,261,414
UltraTech Cement Ltd., GDR	13,918	442,662
		191,076,234
		1,519,500,279
INDONESIA (2.5%)
Consumer Discretionary (2.5%)
Astra International Tbk PT (a)	504,643,000	297,531,709
ITALY (2.5%)
Energy (2.5%)
Tenaris SA, ADR	6,289,000	294,388,090
MALAYSIA (2.0%)
Financials (2.0%)
CIMB Group Holdings Bhd (a)	45,988,262	109,315,245
Public Bank Bhd (Foreign Mkt) (a)	22,182,200	128,773,606
		238,088,851
MEXICO (6.5%)
Consumer Discretionary (0.0%)
Consorcio ARA SAB de CV*	3,467,000	1,352,548
Consumer Staples (3.0%)
Fomento Economico Mexicano SAB de CV, ADR	3,304,501	308,309,943
Organizacion Soriana SAB de CV, Class B*	15,206,779	49,208,087
		357,518,030
Financials (2.6%)
Grupo Financiero Banorte SAB de CV	49,367,148	316,016,341
Industrials (0.9%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	951,715	113,263,602
		788,150,521

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (continued)

October 31, 2013

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
PHILIPPINES (3.0%)
Financials (3.0%)
Ayala Corp. (a)	6,358,000	$88,770,730
Ayala Land, Inc. (a)	195,247,800	132,918,851
Bank of Philippine Islands (a)	60,212,406	139,331,452
		361,021,033
POLAND (2.4%)
Financials (2.4%)
Bank Pekao SA (a)	4,519,062	282,947,728
REPUBLIC OF SOUTH KOREA (1.4%)
Consumer Staples (1.4%)
E-Mart Co. Ltd. (a)	715,019	171,101,284
RUSSIA (4.1%)
Consumer Staples (1.1%)
Magnit OJSC, GDR (a)(b)	2,191,861	140,761,583
Energy (3.0%)
Lukoil OAO, ADR	5,465,000	357,793,550
		498,555,133
SOUTH AFRICA (6.5%)
Consumer Discretionary (2.5%)
Truworths International Ltd. (a)	31,385,395	299,940,172
Consumer Staples (2.9%)
Massmart Holdings Ltd. (a)	8,464,282	135,704,523
SABMiller PLC (a)	4,231,100	219,738,853
		355,443,376
Materials (1.1%)
BHP Billiton PLC (a)	4,145,549	127,442,309
		782,825,857
TAIWAN (4.4%)
Information Technology (3.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	109,618,117	404,004,707
Telecommunication Services (1.1%)
Taiwan Mobile Co. Ltd. (a)	37,660,255	128,455,136
		532,459,843
THAILAND (4.8%)
Energy (1.3%)
PTT Exploration & Production PCL, Foreign Shares	29,574,000	160,022,057
Financials (1.9%)
Siam Commercial Bank PCL, Foreign Shares	43,804,500	232,257,902
Materials (1.6%)
Siam Cement PCL, Foreign Shares (b)	9,814,800	138,557,705
Siam Cement PCL, NVDR (a)	3,583,300	49,207,108
		187,764,813
		580,044,772
TURKEY (5.2%)
Consumer Staples (1.3%)
BIM Birlesik Magazalar A.S. (a)	7,518,088	157,292,648
Financials (3.9%)
Akbank T.A.S. (a)	63,596,946	248,576,178
Turkiye Garanti Bankasi A.S. (a)	54,057,599	216,761,806
		465,337,984
		622,630,632
UNITED KINGDOM (2.4%)
Financials (2.4%)
Standard Chartered PLC (a)	12,192,934	292,752,135
UNITED STATES (0.9%)
Consumer Discretionary (0.9%)
Yum! Brands, Inc.	1,625,000	109,882,500
Total Common Stocks		10,438,807,536
PREFERRED STOCKS (11.2%)
BRAZIL (6.0%)
Energy (2.8%)
Petroleo Brasileiro SA, ADR, Preferred Shares	18,855,900	342,423,144
Financials (2.7%)
Banco Bradesco SA, ADR, Preferred Shares	22,759,586	328,193,230
Materials (0.5%)
Vale SA, ADR, Preferred Shares	3,716,416	54,408,330
		725,024,704
REPUBLIC OF SOUTH KOREA (5.2%)
Information Technology (5.2%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	645,291	622,040,167
Total Preferred Stocks		1,347,064,871
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $274,005,000, collateralized by U.S. Treasury Notes, maturing 11/15/2022; total market value of $279,488,533.	$274,005,000	274,005,000
Total Repurchase Agreement		274,005,000
Total Investments (Cost $10,675,973,934) (c)—100.1%		12,059,877,407

Liabilities in excess of other assets—(0.1)%		(10,821,880)
Net Assets—100.0%		$12,049,055,527

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (concluded)

October 31, 2013

Aberdeen Emerging Markets Fund

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying notes to financial statements.

2013 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Class A shares at NAV net of fees) returned 8.54% for the 12-month period ended October 31, 2013, versus 0.06% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 27.18% for the broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Alternative Long/Short Equity Funds (consisting of 177 funds) was 13.50% for the period.

Major North American equity market indices posted strong gains during the annual period amid the release of generally positive U.S. economic data and with the support of continued accommodative monetary policy. Corporate profit growth continued to exceed sales growth broadly due largely to further margin expansion. In addition, overall equity valuations (forward price-to-earnings multiples) expanded during the period and accounted for the majority of the market’s return as investors shrugged off concerns about the U.S. presidential election at the beginning of the period and a federal government shutdown toward the end of the period.

Small-cap stocks, as measured by the Russell 2000 Index, outperformed versus the broader-market S&P 500 Index for the annual period, driven by faster earnings growth. In addition, there was an increased link, particularly in larger-cap companies, between higher dividend-paying stocks and expected changes in interest rates. Low global interest rates have encouraged investors to seek income from equities. Consequently, U.S. dividend-paying stocks performed very well during the period, mostly on the back of valuation expansion during the first half of the period until the U.S. Federal Reserve (Fed) began to publicly discuss its eventual path toward reducing its support of the long-term bond market. Subsequently, we witnessed valuation disparities narrow within the market as other segments which continue to grow more quickly or explicitly benefit from higher interest rates saw valuation expansion, while many stocks buoyed by the prior yield chase lagged badly, namely utilities, in both the small- and large-cap markets.

The Fund’s long positions bolstered its absolute return during a period of generally rising stock prices, particularly within the Fund performance was enhanced mainly by long positions in the healthcare, industrials and financials sectors. The largest contributors among individual positions included long holdings in Covance, a contract research organization supporting drug development, biopharmaceutical firm Gilead Sciences, and derivatives exchange operator Intercontinental Exchange.

Covance saw healthy revenue and earnings growth during the period due largely to strength in its clinical development and central labs units. Gilead Sciences continued to benefit from sales of its HIV treatments and a more promising drug pipeline during the reporting period. Shares of Intercontinental Exchange (ICE) rose as investors began to take a positive view of its acquisition of NYSE Euronext, the operator of the New York Stock Exchange, in early 2013. ICE also benefited from strength in its market data business.

Shares of many of the Fund’s short positions rose amid the upturn in the global equity markets over the reporting period, thereby hindering Fund performance, most notably in the industrials, information technology and financials sectors. The largest individual stock detractors were medical device maker Boston Scientific, defense contractor Northrop Grumman, and transportation and logistics company Con-way.

Shares of Boston Scientific moved higher along with those of its peers due primarily to strength in the medical device market. Additionally, management issued a more positive outlook for business growth. The stock price of Northrop Grumman, which is paired1 against a long position in aerospace and defense company Lockheed Martin, rose as its management team made a concerted effort to return cash to shareholders despite a weak revenue outlook caused by federal budget constraints. Shares of Con-way gained ground amid generally strong transportation company performance during the reporting period.

Among the bigger changes during the year, we exited a number of positions on both the long and short sides of the financial holdings, including the sale of long holdings in JPMorgan Chase & Co. , State Street Corp., and Aspen Holdings, and exiting short positions in Fifth Third Bancorp, Discover Financial, and Bank of America, among others. We also initiated a long position in Wells Fargo & Co., and added a paired position in the asset management industry. Additionally, the Fund’s net exposure2 to healthcare and consumer staples sectors rose during the early part of the period as we found relatively low valuations, although we did reduce those net exposures through the latter part of the period. We reduced and exited the Fund’s short positions in exchange-traded funds (ETFs)3 during the year, preferring to rely on our own individual company research to identify short positions in specific companies.

We believe that the “big picture” issues generally remain supportive of corporate earnings growth. For example, the unemployment rate is falling and already deleveraged consumers are better positioned to buy homes, automobiles and other large-ticket items. Corporations continue to aggressively pursue mergers and acquisitions while larger conglomerates generally work on splitting their companies into more simple and easily analyzed pieces, in our opinion.

The Fund ended the month with a net position2 of approximately 48% and a gross exposure4 over 120%. We have identified a number of short position opportunities which we are considering and which may be implemented in coming months. They are each focused on taking advantage of weak or deteriorating competitive positions which are, in our view, overvalued by other investors.

1	A paired position is a strategy of matching a long position with a short position in two stocks of the same sector. This creates a hedge against the companies’ sector and their overall market.
2	The Fund’s net exposure (or position) is the difference between the percentage of assets invested in long positions and the percentage of assets invested in short positions.
3	An exchange-traded fund is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.
4	The Fund’s gross exposure is the sum of the percentage of assets invested in long positions plus the percentage of assets invested in short positions.

Annual Report 2013

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

We believe that we will see a continuation of market volatility driven by interest rate uncertainty in the near term. We do not share the view of many that Fed policy is a boon to equity investors; rather, we think it is symptomatic of a worrisome lack of economic growth after five years of unprecedented monetary stimulus. As bottom-up equity investors, our first concern is the possible impact that higher rates have on the operating potential of our holdings. With debt-servicing costs low and little need to issue new debt, we do not foresee a meaningful impact on corporate operating margins and our longer term earnings estimates–nor do we think that there will be out-sized risks to profits coming from either higher labor or higher commodity costs. Instead, should the process of monetary policy normalization begin, we believe there is the potential for earnings upside among our industrial, technology and materials holdings in particular, where higher organic growth5 drives higher profits and similarly, from financial holdings in the form of higher net interest margins.6

After five years of annualized double-digit average returns and major U.S. equity market indices hitting new record highs seemingly every month, we are increasingly looking at the valuations of our holdings. We recognize that valuations have expanded, though we do not feel that they appear to be prohibitively expensive yet, using our favored measure of share price relative to forward earnings7 estimates. We believe that the increase in company valuations has been reflective of higher-quality earnings growth–not financial leverage. We do not think that current earnings estimates are excessive or that equities are over-owned, nor do we view equities as a poor value compared to bonds in a rising interest rate environment. Therefore, we will seek to use bouts of profit-taking to add to holdings in our favorite companies. Additionally, given the higher average company valuations and narrower differences among stock valuations than those of the past several years, we believe there will be more opportunities for short positions to benefit from quality differences between firms.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

5	Organic growth is the rate of business expansion through a company’s own business activity rather than through mergers, acquisitions or corporate takeovers.
6	Net interest margin is a measure of the difference between the interest income earned by banks or other financial institutions and the amount of interest paid out to their lenders relative to the amount of their assets.
7	Forward earnings are a company’s estimated earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings as they are projected.

2013 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	8.54%	3.41%	4.07%
	w/SC2	2.29%	2.19%	3.45%
Class C3	w/o SC	7.83%	2.70%	3.32%
	w/SC4	6.83%	2.70%	3.32%
Class R5,6	w/o SC	8.07%	3.09%	3.74%
Institutional Service Class[6,7]	w/o SC	8.61%	3.55%	4.26%
Institutional Class[6,8]	w/o SC	8.92%	3.70%	4.33%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from prior to June 22, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the front-end sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Returns through February 26, 2004 (prior to the commencement of operations of the Class R shares) are based on the previous performance of the Class B shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. The performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.
8	Returns through June 28, 2004 (prior to the commencement of operations of the Institutional Class) are based on the previous performance of the Class A shares of the Predecessor Fund. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for Institutional Class shares have been adjusted to eliminate sales charges that do not apply to that class but have not been adjusted to reflect its lower expenses.

Annual Report 2013

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly return equivalents of yield averages that are not marked to market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	85.2%
Repurchase Agreement	13.2%
Other assets in excess of liabilities	1.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Information Technology	16.1%
Health Care	12.7%
Consumer Discretionary	11.3%
Energy	10.3%
Industrials	9.8%
Consumer Staples	9.2%
Financials	8.6%
Materials	6.1%
Utilities	1.1%
Other	14.8%
100.0%

Top Holdings*
Comcast Corp., Class A	3.1%
Pfizer, Inc.	3.0%
Praxair, Inc.	2.5%
National Oilwell Varco, Inc.	2.4%
Philip Morris International, Inc.	2.4%
Aflac, Inc.	2.4%
Aetna, Inc.	2.4%
TJX Cos., Inc.	2.3%
EMC Corp.	2.2%
Chevron Corp.	2.1%
Other	75.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

Portfolio Summary (as a percentage of net assets) (concluded)

October 31, 2013 (Unaudited)

Aberdeen Equity Long-Short Fund

Short Positions
Asset Allocation
Common Stocks	36.7%
Other assets in excess of liabilities	63.3%
100.0%

Top Sectors
Industrials	8.8%
Consumer Discretionary	7.9%
Information Technology	5.4%
Health Care	4.8%
Financials	3.6%
Consumer Staples	3.1%
Energy	3.1%
Other	63.3%
100.0%
Top Holdings
Legg Mason, Inc.	2.6%
Northrop Grumman Corp.	2.3%
Cardinal Health, Inc.	2.0%
Patterson-UTI Energy, Inc.	2.0%
PACCAR, Inc.	1.9%
CA, Inc.	1.8%
Apollo Group, Inc.	1.8%
Con-way, Inc.	1.8%
Agilent Technologies, Inc.	1.7%
FactSet Research Systems, Inc.	1.7%
Other	80.4%
100.0%

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (85.2%)
Consumer Discretionary (11.3%)
Ascena Retail Group, Inc.*	497,300	$9,841,567
BorgWarner, Inc.	98,800	10,189,244
Comcast Corp., Class A	437,900	20,835,282
Staples, Inc.	434,692	7,007,235
Target Corp.	180,500	11,694,595
TJX Cos., Inc.	250,000	15,197,500
		74,765,423
Consumer Staples (9.2%)
Costco Wholesale Corp.	57,600	6,796,800
CVS Caremark Corp.	218,500	13,603,810
Kraft Foods Group, Inc.	199,566	10,852,399
PepsiCo, Inc.	161,400	13,572,126
Philip Morris International, Inc.	176,700	15,747,504
		60,572,639
Energy (10.3%)
Apache Corp.	56,000	4,972,800
Chevron Corp.	114,200	13,699,432
ConocoPhillips	117,300	8,598,090
EOG Resources, Inc.	49,200	8,777,280
National Oilwell Varco, Inc.	200,000	16,236,000
Schlumberger Ltd.	98,100	9,193,932
TransCanada Corp.	148,500	6,698,835
		68,176,369
Financials (8.6%)
Aflac, Inc.	241,300	15,679,674
BlackRock, Inc.	31,900	9,595,839
IntercontinentalExchange, Inc.*	67,100	12,932,183
Jones Lang LaSalle, Inc.	100,100	9,529,520
Wells Fargo & Co.	221,600	9,460,104
		57,197,320
Health Care (12.7%)
Aetna, Inc.	248,300	15,568,410
Covance, Inc.*	125,000	11,157,500
Gilead Sciences, Inc.*	134,200	9,526,858
IPC The Hospitalist Co., Inc.*	125,000	6,848,750
Johnson & Johnson	93,600	8,668,296
Pfizer, Inc.	648,800	19,905,184
Waters Corp.*	126,100	12,726,012
		84,401,010
Industrials (9.8%)
Bombardier, Inc., Class B	1,667,700	7,583,866
Canadian National Railway Co.	108,100	11,883,433
Deere & Co.	109,700	8,977,848
Emerson Electric Co.	176,900	11,846,993
Lockheed Martin Corp.	92,600	12,347,284
Precision Castparts Corp.	49,300	12,495,085
		65,134,509
Information Technology (16.1%)
Alliance Data Systems Corp.*	38,200	9,055,692
Cisco Systems, Inc.	500,000	11,250,000
Cognizant Technology Solutions Corp., Class A*	119,300	10,370,749
EMC Corp.	605,900	14,584,013
FEI Co.	120,300	10,716,324
MICROS Systems, Inc.*	195,000	10,578,750
Oracle Corp.	401,000	13,433,500
QUALCOMM, Inc.	192,297	13,358,873
Visa, Inc., Class A	67,820	13,338,159
		106,686,060
Materials (6.1%)
Nucor Corp.	212,200	10,985,594
Potash Corp. of Saskatchewan, Inc.	403,100	12,536,410
Praxair, Inc.	135,000	16,835,850
		40,357,854
Utilities (1.1%)
ITC Holdings Corp.	72,000	7,242,480
Total Common Stocks — Long Positions		564,533,664
REPURCHASE AGREEMENT (13.2%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $87,129,000 collateralized by U.S. Treasury Note, maturing 11/15/2020; total market value of $88,875,231	$87,129,000	87,129,000
Total Repurchase Agreement		87,129,000
Total Investments (Cost $532,170,940) (a)—98.4%		651,662,664

Other assets in excess of liabilities—1.6%		10,898,274
Net Assets—100.0%		$662,560,938

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (concluded)

October 31, 2013

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — SHORT POSITIONS (36.7%)
Consumer Discretionary (7.9%)
Apollo Group, Inc.*	450,500	$12,023,845
Carnival Corp.	284,400	9,854,460
Darden Restaurants, Inc.	190,600	9,821,618
Leggett & Platt, Inc.	331,500	9,858,810
Lululemon Athletica, Inc.*	158,400	10,937,520
		52,496,253
Consumer Staples (3.1%)
Campbell Soup Co.	227,000	9,663,390
United Natural Foods, Inc.*	154,000	11,003,300
		20,666,690
Energy (3.1%)
Denbury Resources, Inc.*	366,000	6,950,340
Patterson-UTI Energy, Inc.	545,300	13,228,978
		20,179,318
Financials (3.6%)
Allstate Corp. (The)	131,200	6,961,472
Legg Mason, Inc.	441,700	16,992,199
		23,953,671
Health Care (4.8%)
Agilent Technologies, Inc.	222,000	11,268,720
Boston Scientific Corp.*	622,300	7,274,687
Cardinal Health, Inc.	226,400	13,280,624
		31,824,031
Industrials (8.8%)
Con-way, Inc.	282,600	11,643,120
Illinois Tool Works, Inc.	130,600	10,289,974
Northrop Grumman Corp.	140,400	15,094,404
PACCAR, Inc.	230,300	12,804,680
USG Corp.*	299,000	8,165,690
		57,997,868
Information Technology (5.4%)
Badger Meter, Inc.	83,000	4,316,830
CA, Inc.	383,500	12,179,960
FactSet Research Systems, Inc.	101,700	11,079,198
VeriFone Systems, Inc.*	360,300	8,164,398
		35,740,386
Total Common Stocks — Short Positions		242,858,217
Total Securities Sold Short (Proceeds $192,070,351)—36.7%		$242,858,217

*	Non-income producing security.

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen European Equity Fund (Unaudited)

The Aberdeen European Equity Fund (Class A shares at net asset value net of fees) returned 10.00% from the date of inception on March 25, 2013 through October 31, 2013, versus the 18.13% return of its benchmark, the FTSE World Europe Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of European Region Funds (consisting of 125 funds) was 17.54% for the period.

European equities rose during the reporting period, with markets awash with liquidity from major central banks’ quantitative easing efforts. Further impetus was provided by the European Central Bank’s (ECB) decision to lower its benchmark interest rate in May 2013 and its assertion that it could implement negative deposit rates in an effort to encourage banks to lend. A global market downturn in June amid worries that the U.S. Federal Reserve (Fed) might scale back its asset purchases pared gains. However, the ECB and Bank of England’s pledge to maintain ultra-low rates, coupled with increasingly upbeat macroeconomic data, turned market sentiment around towards the end of the period. In particular, the Eurozone1 emerged from recession after six quarters of contraction while UK gross domestic product (GDP) growth accelerated. The Fed’s unexpected decision in September to delay the tapering of its easy monetary policy also boosted confidence. European equities continued to rise towards the end of the period in October, with market sentiment buoyed by further signs of stabilization in the region, the temporary resolution of the U.S. government debt ceiling, and expectations that the Fed will wait until the first quarter of 2014 to reduce its government bond purchases.

The primary contributors to the Fund’s relative performance for the reporting period included the absence of a position in HSBC. The lender’s shares lagged the market rally due to investors’ concerns over its exposure to emerging markets, where growth slowed. Also enhancing Fund performance was the holding in UK asset manager Schroders, as the company reported a substantial rise in profits for the first half of 2013 and raised its dividend payout, fueled by the market-driven increase in the value of assets under management. The Fund’s holding in UK-based insurer Prudential plc also had a positive impact on performance, as the company recorded positive half-year 2013 earnings that were buoyed by rising sales in Asia and improved U.S. profits.

Among the key detractors from Fund performance were UK-based lender Standard Chartered, whose shares declined because of its exposure to emerging markets, which fell sharply during the period. The position in German industrial gases supplier Linde also hindered Fund performance as its shares declined after the stock’s earlier outperformance. Linde continued to report healthy sales and profit expansion that met our expectations, supported by growth from its sizable acquisition last year of health care gas business Lincare. Finally, the holding in Swiss elevator maker Schindler also was a detractor as management lowered its earnings guidance after the company’s first-half 2013 profits did not meet its expectations.

We made no major changes to the Fund over the reporting period. However, we did reduce holdings in several companies following periods of price strength, including food company Nestle, engine-maker Rolls-Royce, Germany-based industrial gases supplier Linde, UK-based Amec, a provider of consultancy and engineering services to the energy and power industries, as well as British asset manager Schroders. Conversely, we added to a number of holdings following share price weakness, including diversified utility GDF Suez, cement maker Holcim, French retailer Casino, and Anglo-Dutch consumer goods company Unilever.

Looking ahead, we think that global stock markets may continue to trend higher despite recurring volatility. While there has been some improvement, economic recovery remains uneven and structural problems persist. Consumption remains anemic and, in our opinion, is likely to remain hampered by the unwinding of debt at both the household and government levels. At least the ECB appears now to be taking action, as it lowered interest rates unexpectedly in early November. In the U.S., the problems surrounding the government debt ceiling and federal budget talks have merely been deferred, while we think that Japan’s “final arrow,” consisting of broad-based reforms, appears in jeopardy, with a key advisor exposing deep divisions within the administration of Prime Minister Shinzo Abe. Despite these potential headwinds, we believe that the performance of the companies held in the Fund should remain underpinned by their robust business models and sound financing.

Portfolio Management:

Aberdeen Pan European Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

1	The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.
2	The “third arrow” is the last of Japanese Prime Minister Shinzo Abe’s economic program, comprising structural reforms in an effort to boost Japan’s competitiveness.

2013 Annual Report

Aberdeen European Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		Inception†
Class A	w/o SC	10.00%
	w/SC2	3.68%
Class C	w/o SC	9.61%
	w/SC3	8.51%
Class R4	w/o SC	9.94%
Institutional Service Class[4]	w/o SC	10.16%
Institutional Class[4]	w/o SC	10.16%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the since inception return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2013

Aberdeen European Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen European Equity Fund, FTSE World Europe Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE World Europe Index is a free-float adjusted market capitalization-weighted index, consisting of large and mid capitalization companies for developed and emerging market segments.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	96.9%
Repurchase Agreement	2.3%
Preferred Stocks	0.1%
Other assets in excess of liabilities	0.7%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sector, are comprised of several industry groups.

Top Sectors
Industrials	22.4%
Consumer Staples	20.8%
Financials	14.4%
Materials	10.1%
Energy	10.0%
Health Care	9.2%
Utilities	5.0%
Consumer Discretionary	3.3%
Information Technology	1.8%
Other	3.0%
100.0%

Top Holdings*
Rolls-Royce Holdings PLC	4.2%
Roche Holding AG	4.1%
Prudential PLC	4.1%
Schneider Electric SA	3.8%
Nestle SA	3.7%
Linde AG	3.7%
Nordea Bank AB	3.6%
Unilever PLC	3.5%
Standard Chartered PLC	3.5%
British American Tobacco PLC	3.4%
Other	62.4%
100.0%

Top Countries
United Kingdom	50.6%
Switzerland	13.6%
France	11.7%
Sweden	10.5%
Germany	3.7%
Denmark	2.9%
United States	2.3%
Italy	2.0%
Norway	2.0%
Other	0.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

Statement of Investments

October 31, 2013

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.9%)
DENMARK (2.9%)
Health Care (2.9%)
Novo Nordisk AS, Class B (a)	1,050	$174,880
FRANCE (11.7%)
Consumer Staples (5.9%)
Casino Guichard-Perrachon SA (a)	1,780	200,081
L’Oreal SA (a)	900	153,672
		353,753
Industrials (3.8%)
Schneider Electric SA (a)	2,720	228,882
Utilities (2.0%)
GDF Suez (a)	5,020	124,414
		707,049
GERMANY (3.7%)
Materials (3.7%)
Linde AG (a)	1,170	222,096
ITALY (2.0%)
Energy (2.0%)
Eni SpA (a)	4,860	123,380
NORWAY (2.0%)
Industrials (2.0%)
Kongsberg Gruppen AS	5,660	117,896
SWEDEN (10.5%)
Financials (3.6%)
Nordea Bank AB (a)	17,090	218,607
Industrials (5.1%)
Assa Abloy AB, Class B (a)	3,640	180,606
Atlas Copco AB, B Shares (a)	5,130	127,474
		308,080
Information Technology (1.8%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	9,040	108,129
		634,816
SWITZERLAND (13.6%)
Consumer Staples (3.7%)
Nestle SA (a)	3,090	223,048
Financials (1.2%)
Zurich Insurance Group AG (a)	260	71,844
Health Care (4.1%)
Roche Holding AG (a)	890	246,117
Industrials (2.6%)
Schindler Holding AG (a)	1,120	158,741
Materials (2.0%)
Holcim Ltd.* (a)	1,570	116,776
		816,526
UNITED KINGDOM (50.5%)
Consumer Discretionary (3.3%)
Pearson PLC (a)	9,420	197,019
Consumer Staples (11.2%)
Associated British Foods PLC (a)	3,090	112,337
British American Tobacco PLC (a)	3,700	204,137
Tesco PLC (a)	25,020	145,945
Unilever PLC (a)	5,240	212,488
		674,907
Energy (8.0%)
AMEC PLC (a)	8,900	167,856
BG Group PLC (a)	8,100	165,237
Royal Dutch Shell PLC, A Shares (a)	4,480	149,233
		482,326
Financials (9.6%)
Prudential PLC (a)	11,980	245,000
Schroders PLC, Non-Voting Shares (a)	3,560	121,458
Standard Chartered PLC (a)	8,830	212,008
		578,466
Health Care (2.2%)
GlaxoSmithKline PLC (a)	4,930	129,966
Industrials (8.8%)
Cobham PLC (a)	27,940	129,035
Rolls-Royce Holdings PLC* (a)	13,600	250,553
Weir Group PLC (The) (a)	4,190	151,335
		530,923
Materials (4.4%)
BHP Billiton PLC (a)	5,030	155,218
Croda International PLC (a)	2,800	109,418
		264,636
Utilities (3.0%)
Centrica PLC (a)	32,300	182,680
		3,040,923
Total Common Stocks		5,837,566
PREFERRED STOCKS (0.1%)
UNITED KINGDOM (0.1%)
Industrials (0.1%)
Rolls-Royce Holdings PLC, Preferred C Shares*	1,169,600	1,876
Total Preferred Stocks		1,876

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (concluded)

October 31, 2013

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $141,000, collateralized by U.S. Treasury Note, maturing 07/15/2016; total market value of $145,764	$141,000	$141,000
Total Repurchase Agreement		141,000
Total Investments (Cost $5,560,724) (b)—99.3%		5,980,442

Other assets in excess of liabilities—0.7%		42,017
Net Assets—100.0%		$6,022,459

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2013 Annual Report

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Class A shares at NAV net of fees) returned 16.59% for the 12-month period ended October 31, 2013, versus the 26.48% return of its benchmark, the MSCI World Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Large-Cap Core Funds (consisting of 72 funds) was 26.68% for the period.

Global equities rallied significantly during the reporting period. Following investors’ risk aversion in the second quarter of 2013, equity markets climbed higher, supported by coordinated monetary policy. Sentiment was further boosted as Japanese policymakers explicitly targeted an inflation rate of 2%. The U.S. presidential election and China’s leadership change proceeded smoothly, supporting risk appetite as well. However, the warning in May 2013 from Federal Reserve (Fed) Chairman Ben Bernanke that U.S. monetary policy would be tightened in the near future unsettled markets. Core government bond yields rose sharply, while equity markets, especially in developing countries, corrected. After the initial volatility, Bernanke calmed markets by emphasizing the link of the reduction in quantitative easing (QE) to employment data, thereby suggesting that the degree of future tapering would be measured. Subsequently, he surprised investors by announcing that the Fed was keeping stimulus unchanged following the Federal Open Market Committee meeting in September, which caused markets to rally. Towards the end of the review period, U.S. politicians failed to agree on the federal budget. Consequently, the U.S. government began its first partial shutdown in 17 years. A temporary solution was found by mid-October, but this simply deferred the problems of the budget and federal debt ceiling to early 2014.

Key individual stock detractors from Fund performance for the period included Canadian fertilizer producer Potash Corp, Brazilian miner Vale, and U.S. tobacco company Philip Morris International. Potash Corp’s share price suffered following market instability caused by the break-up of one of two large cartels that may result in significantly lower prices for potash. Its earnings forecast also disappointed investors, aggravated by additional output cuts. Shares of Vale fell in line with Brazilian equities in general, which came under pressure on the back of the emerging market sell-off, slowing economic growth and widespread protests. Philip Morris suffered from disappointing earnings throughout most of the reporting period, although it saw a rebound in third-quarter 2013 profits.

The lack of exposure to Apple was the most notable contributor to Fund performance for the period, as the U.S. technology company’s stock fell amid increasing competitive pressures and a lack of new innovations. It also reported a sharp slowdown in sales during the first half of the annual period. Other contributors included holdings in Swiss drug-maker Roche and U.S. energy company EOG Resources. Roche’s share price rallied after it received regulatory approval for its cancer treatment drugs, while EOG Resources was supported by higher oil and gas prices as well as increased production.

During the reporting period, we initiated positions in several U.S. companies, including energy group Chevron, which we feel is a well-managed integrated oil business with a solid asset base and stable growth driven by its upstream operations; industrial gas company Praxair, which enjoys strong pricing and high barriers to entry, with long-term contracts affording decent visibility, in our view; and healthcare equipment supplier Baxter International, which we believe has a solid balance sheet and healthy cash flow. We also initiated positions in global miner BHP Billiton because we believe it has high-quality assets and an attractive valuation, as well as South African exchange-listed telecom MTN Group, given its attractive growth profile, cash flow generation and progressive dividend policy, in our opinion.

Investors realize that financial markets are approaching a period of transition from unconventional U.S. monetary policy towards a more normalized environment. While the initial reaction to the Fed announcement on the delay of QE tapering was significant, there are indications we think that there is growing Fed confidence in U.S. economic growth. Indeed, it would seem premature for officials to begin managing investor expectations if they still believed that the economic upturn was in doubt. While global economic data continue to improve, the recovery remains uneven. With much positive news already priced into the market, in our view, equity markets require healthy earnings growth to progress meaningfully from these levels. We therefore anticipate higher levels of volatility in the medium term.*

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

*	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Annual Report 2013

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	16.59%	12.01%	8.09%
	w/SC2	9.91%	10.69%	7.45%
Class C3	w/o SC	15.83%	11.25%	7.34%
	w/SC4	14.83%	11.25%	7.34%
Class R5	w/o SC	16.35%	11.78%	7.84%
Institutional Service Class[5,6]	w/o SC	17.44%	12.17%	8.17%
Institutional Class[5,7]	w/o SC	17.01%	12.31%	8.24%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares would only differ to the extent of the differences in expenses of the classes.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class (which does not currently have assets) shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2013 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 24 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	89.5%
Preferred Stocks	9.5%
Repurchase Agreement	1.6%
Liabilities in excess of other assets	(0.6)%
100.0%

The following chart summarized the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the fund did not have more than 25% of its assets invested in any industry group. The sector, as classified by S&P’s Global Industry Classification Standard Sector, are comprised of several industry groups.

Top Sectors
Energy	18.3%
Financials	18.2%
Consumer Staples	15.9%
Health Care	13.2%
Information Technology	8.7%
Industrials	8.4%
Materials	8.3%
Telecommunication Services	4.9%
Utilities	2.0%
Consumer Discretionary	1.1%
Other	1.0%
100.0%

Top Holdings*
Roche Holding AG	4.1%
Vodafone Group PLC	3.8%
British American Tobacco PLC	3.6%
Philip Morris International, Inc.	3.3%
Novartis AG	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.2%
Johnson & Johnson	3.0%
Standard Chartered PLC	3.0%
Tenaris SA, ADR	3.0%
Royal Dutch Shell PLC, B Shares	2.9%
Other	66.9%
100.0%

Top Countries
United States	28.4%
United Kingdom	18.7%
Switzerland	12.2%
Brazil	6.7%
Italy	5.8%
Japan	4.3%
Sweden	4.2%
Canada	4.1%
Taiwan	3.2%
Republic of South Korea	2.8%
Other	9.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.5%)
AUSTRALIA (1.4%)
Financials (1.4%)
QBE Insurance Group Ltd. (a)	162,000	$2,268,693
CANADA (4.1%)
Industrials (2.1%)
Canadian National Railway Co.	30,100	3,306,915
Materials (2.0%)
Potash Corp. of Saskatchewan, Inc.	103,800	3,225,550
		6,532,465
CHINA (1.4%)
Energy (1.4%)
PetroChina Co. Ltd., H Shares (a)	2,018,000	2,298,059
FRANCE (1.1%)
Industrials (1.1%)
Schneider Electric SA (a)	20,600	1,733,442
HONG KONG (2.6%)
Financials (2.6%)
AIA Group Ltd. (a)	556,600	2,826,320
Swire Pacific Ltd., Class A (a)	115,500	1,336,381
		4,162,701
ITALY (5.8%)
Energy (5.8%)
Eni SpA (a)	176,300	4,475,715
Tenaris SA, ADR	100,300	4,695,043
		9,170,758
JAPAN (4.3%)
Financials (1.0%)
Daito Trust Construction Co. Ltd. (a)	15,300	1,562,187
Industrials (1.6%)
FANUC Corp. (a)	15,500	2,486,318
Materials (1.7%)
Shin-Etsu Chemical Co. Ltd. (a)	48,800	2,759,252
		6,807,757
MEXICO (1.8%)
Consumer Staples (1.8%)
Fomento Economico Mexicano SAB de CV, ADR	30,619	2,856,753
SINGAPORE (0.8%)
Financials (0.8%)
City Developments Ltd. (a)	161,000	1,332,637
SOUTH AFRICA (1.1%)
Telecommunication Services (1.1%)
MTN Group Ltd. (a)	89,500	1,779,005
SWEDEN (4.2%)
Financials (1.9%)
Nordea Bank AB (a)	238,400	3,049,496
Industrials (1.4%)
Atlas Copco AB, A Shares (a)	76,600	2,122,364
Information Technology (0.9%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	121,400	1,452,091
		6,623,951
SWITZERLAND (12.2%)
Consumer Staples (2.1%)
Nestle SA (a)	45,500	3,284,368
Financials (2.8%)
Zurich Insurance Group AG (a)	15,900	4,393,539
Health Care (7.3%)
Novartis AG (a)	65,300	5,068,754
Roche Holding AG (a)	24,000	6,636,849
		11,705,603
		19,383,510
TAIWAN (3.2%)
Information Technology (3.2%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	272,600	5,018,566
UNITED KINGDOM (18.7%)
Consumer Staples (3.6%)
British American Tobacco PLC (a)	105,400	5,815,154
Energy (2.9%)
Royal Dutch Shell PLC, B Shares (a)	132,800	4,597,537
Financials (4.8%)
HSBC Holdings PLC (a)	265,500	2,910,235
Standard Chartered PLC (a)	199,800	4,797,195
		7,707,430
Materials (1.6%)
BHP Billiton PLC (a)	81,000	2,499,536
Telecommunication Services (3.8%)
Vodafone Group PLC (a)	1,633,700	5,983,846
Utilities (2.0%)
Centrica PLC (a)	558,200	3,157,029
		29,760,532
UNITED STATES (26.8%)
Consumer Discretionary (1.1%)
Comcast Corp., Class A	37,000	1,760,460
Consumer Staples (8.4%)
CVS Caremark Corp.	71,900	4,476,494
PepsiCo, Inc.	44,300	3,725,187
Philip Morris International, Inc.	58,000	5,168,960
		13,370,641

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (concluded)

October 31, 2013

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Energy (6.3%)
Chevron Corp.	18,600	$2,231,256
EOG Resources, Inc.	22,400	3,996,160
Schlumberger Ltd.	40,600	3,805,032
		10,032,448
Health Care (5.9%)
Baxter International, Inc.	33,400	2,200,058
Johnson & Johnson	52,600	4,871,286
Quest Diagnostics, Inc.	39,600	2,372,436
		9,443,780
Industrials (2.2%)
United Technologies Corp.	33,300	3,538,125
Information Technology (1.8%)
Oracle Corp.	85,500	2,864,250
Materials (1.1%)
Praxair, Inc.	13,400	1,671,114
		42,680,818
Total Common Stocks		142,409,647
PREFERRED STOCKS (9.5%)
BRAZIL (6.7%)
Energy (1.9%)
Petroleo Brasileiro SA, ADR, Preferred Shares	163,300	2,965,528
Financials (2.9%)
Banco Bradesco SA, ADR, Preferred Shares	318,200	4,588,444
Materials (1.9%)
Vale SA, ADR, Preferred Shares	208,700	3,055,368
		10,609,340
REPUBLIC OF SOUTH KOREA (2.8%)
Information Technology (2.8%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (b)	1,723	825,489
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	7,800	3,728,602
		4,554,091
Total Preferred Stocks		15,163,431
REPURCHASE AGREEMENT (1.6%)
UNITED STATES (1.6%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $2,575,000, collateralized by U.S. Treasury Note, maturing 07/15/2016; total market value of $2,628,786	$2,575,000	$2,575,000
Total Repurchase Agreement		2,575,000
Total Investments (Cost $134,516,777) (c)—100.6%		160,148,078

Liabilities in excess of other assets—(0.6)%		(915,184)
Net Assets—100.0%		$159,232,894

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources (Class A shares at NAV net of fees) returned 1.28% for the 12-month period ended October 31, 2013, versus the 2.55% return of its benchmark, the S&P Global Natural Resources Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Natural Resources Funds (consisting of 148 funds) was 15.22% for the period.

Global resources equities rose marginally during the reporting period, significantly lagging the broader global market. Investor sentiment initially was weighed down by falling commodity prices, the ongoing Eurozone1 crisis and a softer earnings outlook. But this reversed on the back of positive U.S. economic growth data amid an improving global backdrop. Towards the end of the period, concerns over slowing demand in China and the impact on oil supply from the Syrian crisis were offset by the U.S. Federal Reserve’s (Fed) decision to hold off a reduction of its government bond purchases and the U.S. debt ceiling deal, which buoyed markets.

The Fund’s holdings in Barrick Gold and GoldCorp were the largest detractors from performance for the reporting period, as gold producers were hurt by declining prices, higher costs and more cautious production outlooks. Concerns over demand from China and India’s gold import curbs also hurt their share prices. Another laggard was fertilizer producer Sociedad Quimica Y Minera de Chile, which reported relative sluggish results over the annual period. Uncertainty over the impact of the break-up of a potash duopoly2 also weighed on its share price.

The Fund’s holding in EOG Resources added the most to the relative return, as the oil and natural gas exploration and production company reported solid full-year 2012 results, driven by robust output. Oil services group Schlumberger’s share price rose on the back of consistent earnings growth, with spending plans confirmed by rising rig demand and customer activity. Italian exchange-listed steel pipe-maker Tenaris also contributed to performance, as its shares were bolstered by expectations that drilling activity in North America will accelerate towards the year-end and that Mexican energy reforms will lead to healthier demand for its pipes.

During the annual period, we initiated a position in U.S. energy services company National Oilwell Varco as we believe it has an attractive valuation. We also initiated positions in Dutch tank-terminal operator Vopak, U.S. energy group Chevron, and UK energy services company John Wood Group because of their attractive long-term potential, in our view. Conversely, we sold Dutch oil and gas services company Fugro owing to our concerns over its strategic direction following the sale of part of its business. We also exited the positions in PetroChina due to our concerns over its future growth prospects, as well as Thailand’s PTT Exploration and Production.

Slowing economic growth in emerging markets has had a deleterious effect on commodity prices, particularly precious metals. However, we believe that the eventual tapering of Fed quantitative easing in the U.S., and the consequent inflationary risks, could provide some support for assets, such as gold. Oil prices, meanwhile, have been supported to some extent by rising tensions in the Middle East and North Africa. We think that we could see short-term weakness, given that global growth is likely to remain sluggish and supply levels are healthy. That said, we feel that the long-term prospects for commodity markets remain intact owing to the demand from Asia and the emerging markets, where favorable demographics and structural strengths underpin growth prospects.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

1	The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.
2	A duopoly is a situation in which two companies own all or nearly all of the market for a given product or service.

2013 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[2]
Class A	w/o SC	1.28%		5.92%	10.96%
	w/SC3	(4.52%	)	4.68%	10.26%
Class C	w/o SC	0.58%		5.22%	10.19%
	w/SC4	(0.42%	)	5.22%	10.19%
Class R5	w/o SC	1.06%		5.72%	10.70%
Institutional Service Class[5]	w/o SC	1.67%		6.30%	11.29%
Institutional Class[5]	w/o SC	1.55%		6.26%	11.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

Annual Report 2013

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, S&P Global Natural Resources Index™ and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Common Stocks	99.6%
Other assets in excess of liabilities	0.4%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. The Fund has a policy to concentrate at least 25% of its net assets in at least one or more of industries or groups of industries, as set forth in the Fund’s prospectus. The sectors shown below, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Materials	48.9%
Energy	43.4%
Industrials	7.3%
Other	0.4%
100.0%

Top Holdings
Vale SA, ADR	7.3%
Royal Dutch Shell PLC, B Shares	6.8%
Tenaris SA, ADR	6.0%
BHP Billiton PLC	5.7%
Schlumberger Ltd.	5.3%
EOG Resources, Inc.	5.2%
Praxair, Inc.	5.1%
Eni SpA	4.8%
Air Liquide SA	4.5%
Rio Tinto PLC	4.4%
Other	44.9%
100.0%

Top Countries
United States	22.9%
United Kingdom	21.7%
Brazil	12.7%
Canada	12.4%
Italy	10.8%
France	7.8%
Japan	4.4%
Germany	3.4%
Chile	2.2%
Netherlands	1.3%
Other	0.4%
100.0%

2013 Annual Report

Statement of Investments

October 31, 2013

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.6%)
BRAZIL (12.7%)
Energy (2.5%)
Petroleo Brasileiro SA, ADR	46,300	$807,009
Industrials (2.9%)
Wilson Sons Ltd., BDR	76,500	956,165
Materials (7.3%)
Vale SA, ADR	148,900	2,383,889
		4,147,063
CANADA (12.4%)
Industrials (3.1%)
Canadian National Railway Co.	9,300	1,022,349
Materials (9.3%)
Barrick Gold Corp.	18,300	354,837
Goldcorp, Inc.	49,900	1,271,130
Potash Corp. of Saskatchewan, Inc.	45,500	1,415,050
		3,041,017
		4,063,366
CHILE (2.2%)
Materials (2.2%)
Sociedad Quimica y Minera de Chile SA, ADR	26,300	726,143
FRANCE (7.8%)
Energy (3.3%)
Total SA (a)	17,700	1,085,947
Materials (4.5%)
Air Liquide SA (a)	10,700	1,454,277
		2,540,224
GERMANY (3.4%)
Materials (3.4%)
Linde AG (a)	5,800	1,100,988
ITALY (10.8%)
Energy (10.8%)
Eni SpA (a)	61,400	1,558,757
Tenaris SA, ADR	42,200	1,975,382
		3,534,139
JAPAN (4.4%)
Materials (4.4%)
Shin-Etsu Chemical Co. Ltd. (a)	25,200	1,424,859
NETHERLANDS (1.3%)
Industrials (1.3%)
Koninklijke Vopak NV (a)	7,100	436,673
UNITED KINGDOM (21.7%)
Energy (11.6%)
BG Group PLC (a)	50,000	1,019,983
John Wood Group PLC (a)	42,400	552,066
Royal Dutch Shell PLC, B Shares (a)	64,100	2,219,142
		3,791,191
Materials (10.1%)
BHP Billiton PLC (a)	60,500	1,866,938
Rio Tinto PLC (a)	28,400	1,437,044
		3,303,982
		7,095,173
UNITED STATES (22.9%)
Energy (15.2%)
Chevron Corp.	7,100	851,716
EOG Resources, Inc.	9,500	1,694,800
National Oilwell Varco, Inc.	8,700	706,266
Schlumberger Ltd.	18,500	1,733,820
		4,986,602
Materials (7.7%)
Monsanto Co.	8,100	849,528
Praxair, Inc.	13,300	1,658,643
		2,508,171
		7,494,773
Total Common Stocks		32,563,401
Total Investments (Cost $31,590,038) (b)—99.6%		32,563,401

Other assets in excess of liabilities—0.4%		141,842
Net Assets—100.0%		$32,705,243

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Class A shares at NAV net of fees) returned 10.91% for the 12-month period ended October 31, 2013, versus the 16.67% return of its benchmark, the MSCI World Small Cap Index during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Small/Mid-Cap Funds (consisting of 110 funds) was 28.47% for the period.

Global small cap equities rallied significantly during the period under review and outperformed their large cap counterparts. Following investors’ risk aversion in the second quarter of 2013, equity markets climbed higher, supported by coordinated monetary policy. Sentiment was further boosted as Japanese policymakers explicitly targeted an inflation rate of 2%. The U.S. presidential election and China’s leadership change proceeded smoothly, supporting risk appetite as well. However, the warning in May 2013 from Federal Reserve (Fed) Chairman Ben Bernanke that U.S. monetary policy would be tightened in the near future unsettled markets. Core government bond yields rose sharply, while equity markets, especially in developing countries, corrected. After the initial volatility, Bernanke calmed markets by emphasizing the link of the reduction in quantitative easing (QE) to employment data, thereby suggesting that the degree of future tapering would be measured. Subsequently, he surprised investors by announcing that the Fed was keeping stimulus unchanged following the Federal Open Market Committee meeting in September, which caused markets to rally. Towards the end of the review period, U.S. politicians failed to agree on the federal budget. Consequently, the U.S. government began its first partial shutdown in 17 years. A temporary solution was found by mid-October, but this simply deferred the problems of the budget and federal debt ceiling to early 2014.

Among the key stock detractors from Fund performance for the annual period were holdings in Brazil, including dental insurer OdontoPrev and retailer Hering. OdontoPrev’s earnings over the annual period were hampered by higher costs, while Hering was affected by weak results owing to lower sales. The holding in Hong Kong-listed ASM Pacific Technology also was a detractor, as revenues fell amid the challenging global market backdrop. However, we believe that the company maintains a robust balance sheet.

The main contributors to Fund performance for the reporting period included Japanese healthcare companies Asahi Intecc, Thai “cash-and-carry” retailer Siam Makro, and UK financial services group Close Brothers. Asahi Intecc outperformed versus its peers as it posted solid second-quarter earnings thanks to better-than-expected sales in its medical segment, particularly in the U.S. The company’s non-operating income was boosted by foreign exchange gains from a weaker yen. Siam Makro’s share price surged after a take-over offer by CP ALL, the Thai retail conglomerate; we have since sold the stock. Shares of Close Brothers rallied on the back of solid profit growth for the full year of 2013, after the company restructured its asset management business and increased lending.

During the annual period, we introduced several quality companies, in our opinion, including UK wireless testing company Anite; Kaba Holdings, a Swiss mechanical and electronic security systems company; UK investment management company Rathbone Brothers; German optometry retailer Fielmann, as well as U.S. companies such as convenience store chain Casey’s General Stores, drug research company Covance, and real estate services firm Jones Lang LaSalle at what we view as attractive valuations. We also initiated positions in Brazilian retailer Iguatemi, which we feel is a well-managed operator of high-quality shopping malls offering attractive exposure to the increasingly affluent domestic consumer, as well as Israeli companies Osem Investments, a well-managed food producer with attractive long-term opportunities, in our opinion, and retailer Rami Levi Chain Stores, which we believe has a solid business. Additionally, we initiated positions in a couple of companies that we feel are well-run, such as Carlsberg Brewery Malaysia, which has an established market presence, as well as Chilean-based winery Vina Concha Y Toro, which is focused on organic growth.

Conversely, we sold Japanese skincare cosmetics company Dr Ci:Labo owing to our concerns over its growth sustainability, as well as U.S. textile producer Warnaco Group and the Siam Makro as we noted previously, both of which have since been acquired. We also exited positions in South African retailer Truworths, Brazilian shopping mall operator Multiplan, and Rofin-Sinar Technologies following their relative price strength, as well as Fugro and NSGB. Furthermore, we exited the position in Bank of the Philippine Islands following an increase in its market capitalization, which lifted it out of the small-cap universe, as along with U.S. utility ITC Holdings given the increasing complexity of its business and unattractive valuation, in our view.

Investors realize that financial markets are approaching a period of transition from unconventional U.S. monetary policy towards a more normalized environment. While the initial reaction to the Fed announcement on the delay of QE tapering was significant, there are indications we think that there is growing Fed confidence in U.S. economic growth. Indeed, it would seem premature for officials to begin managing investor expectations if they still believed that the economic upturn was in doubt. While global economic data continue to improve, the recovery remains uneven. With much positive news already priced into the market, in our view, equity markets require healthy earnings growth to progress meaningfully from these levels. We therefore anticipate higher levels of volatility in the medium term.*

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

2013 Annual Report

*	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen Global Small Cap Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	10.91%	17.76%	7.14%
	w/SC3	4.55%	16.38%	6.50%
Class C	w/o SC	10.17%	16.93%	6.35%
	w/SC4	9.17%	16.93%	6.35%
Class R5,6	w/o SC	10.67%	17.48%	6.86%
Institutional Service Class [5,7]	w/o SC	11.11%	17.94%	7.22%
Institutional Class[5,8]	w/o SC	11.29%	18.01%	7.25%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009, are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares, would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

2013 Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is a free float-adjusted, market capitalization-weighted index comprised of small cap companies from 24 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	95.7%
Preferred Stocks	2.5%
Repurchase Agreement	2.0%
Liabilities in excess of other assets	(0.2)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Consumer Staples	19.1%
Health Care	16.4%
Financials	13.5%
Materials	13.1%
Industrials	12.8%
Consumer Discretionary	10.1%
Information Technology	5.5%
Energy	3.1%
Telecommunication Services	2.4%
Utilities	2.2%
Other	1.8%
100.0%
Top Holdings*
John Wood Group PLC	3.1%
Barry Callebaut AG	3.1%
OdontoPrev SA	2.8%
Fuchs Petrolub AG	2.8%
Jones Lang LaSalle, Inc.	2.7%
Clicks Group Ltd.	2.6%
Embotelladora Andina SA, Preferred Shares	2.5%
Raffles Medical Group Ltd.	2.4%
Asia Satellite Telecommunications Holdings Ltd.	2.4%
Symrise AG	2.3%
Other	73.3%
100.0%

Top Countries
United Kingdom	23.3%
United States	13.6%
Brazil	10.1%
Japan	7.5%
Hong Kong	6.5%
Germany	6.1%
Switzerland	4.6%
India	4.5%
South Africa	4.1%
Singapore	3.7%
Other	16.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.7%)
AUSTRALIA (1.3%)
Consumer Discretionary (1.3%)
ARB Corp. Ltd. (a)	350,000	$3,853,344
BRAZIL (10.1%)
Consumer Discretionary (3.7%)
Arezzo Industria e Comercio SA	363,400	5,434,291
Cia Hering	381,100	5,537,365
		10,971,656
Financials (2.2%)
Iguatemi Empresa de Shopping Centers SA	562,100	6,461,064
Health Care (2.8%)
OdontoPrev SA	2,052,900	8,485,784
Industrials (1.4%)
Wilson Sons Ltd., BDR	338,200	4,227,123
		30,145,627
CANADA (1.6%)
Financials (1.6%)
Canadian Western Bank	152,700	4,897,413
CHILE (0.9%)
Consumer Staples (0.9%)
Vina Concha y Toro SA	1,545,500	2,836,057
FRANCE (1.4%)
Health Care (1.4%)
Virbac SA	21,400	4,304,622
GERMANY (6.1%)
Consumer Discretionary (1.0%)
Fielmann AG (a)	25,200	2,818,169
Materials (5.1%)
Fuchs Petrolub AG (a)	122,221	8,308,892
Symrise AG (a)	166,100	7,032,557
		15,341,449
		18,159,618
HONG KONG (6.5%)
Consumer Discretionary (2.0%)
Cafe de Coral Holdings Ltd. (a)	1,742,000	5,989,771
Information Technology (2.1%)
ASM Pacific Technology Ltd. (a)	651,200	6,284,905
Telecommunication Services (2.4%)
Asia Satellite Telecommunications Holdings Ltd.	1,840,000	7,143,557
		19,418,233
INDIA (4.5%)
Health Care (2.7%)
Glaxosmithkline Pharmaceuticals Ltd. (a)	97,100	3,837,527
Sanofi India Ltd.	107,200	4,273,522
		8,111,049
Materials (1.8%)
Castrol (India) Ltd.	1,080,000	5,358,262
		13,469,311
ISRAEL (1.9%)
Consumer Staples (1.9%)
Osem Investments Ltd. (a)	129,000	2,845,664
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (a)	54,900	2,970,731
		5,816,395
JAPAN (7.5%)
Consumer Staples (1.8%)
Calbee, Inc. (a)	201,200	5,279,358
Health Care (4.2%)
Asahi Intecc Co. Ltd. (a)	99,200	6,673,870
Sysmex Corp. (a)	88,000	5,829,400
		12,503,270
Industrials (1.5%)
Nabtesco Corp. (a)	184,100	4,493,422
		22,276,050
MALAYSIA (1.5%)
Consumer Staples (1.5%)
Carlsberg Brewery Malaysia Bhd, Class B (a)	1,073,500	4,352,832
MEXICO (1.1%)
Industrials (1.1%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	274,400	3,265,102
SINGAPORE (3.7%)
Financials (1.3%)
Wheelock Properties (Singapore) Ltd. (a)	2,785,000	3,811,101
Health Care (2.4%)
Raffles Medical Group Ltd. (a)	2,800,000	7,189,934
		11,001,035
SOUTH AFRICA (4.1%)
Consumer Staples (2.6%)
Clicks Group Ltd. (a)	1,221,900	7,620,921
Financials (1.5%)
JSE Ltd.	522,100	4,566,343
		12,187,264
SPAIN (1.8%)
Consumer Staples (1.8%)
Viscofan SA	101,900	5,408,975
SWITZERLAND (4.6%)
Consumer Staples (3.1%)
Barry Callebaut AG*	8,800	9,194,247

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (concluded)

October 31, 2013

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Industrials (1.5%)
Kaba Holding AG, Class B*	10,700	$4,578,470
		13,772,717
THAILAND (2.2%)
Utilities (2.2%)
Electricity Generating PCL, Foreign Shares	1,629,000	6,694,916
UNITED KINGDOM (23.3%)
Consumer Discretionary (2.1%)
Millennium & Copthorne Hotels PLC (a)	680,800	6,222,590
Consumer Staples (1.4%)
PZ Cussons PLC	653,700	4,126,535
Energy (3.1%)
John Wood Group PLC (a)	722,000	9,400,735
Financials (4.2%)
Close Brothers Group PLC (a)	323,500	6,551,446
Rathbone Brothers PLC (a)	223,700	5,849,995
		12,401,441
Health Care (1.9%)
Dechra Pharmaceuticals PLC (a)	521,500	5,776,866
Industrials (5.2%)
Rotork PLC (a)	97,300	4,457,922
Spirax-Sarco Engineering PLC (a)	119,700	5,597,587
Weir Group PLC (The) (a)	152,700	5,515,252
		15,570,761
Information Technology (3.4%)
Anite PLC (a)	4,139,432	5,977,554
Oxford Instruments PLC (a)	196,600	4,099,771
		10,077,325
Materials (2.0%)
Victrex PLC (a)	222,300	5,874,877
		69,451,130
UNITED STATES (11.6%)
Consumer Staples (1.6%)
Casey’s General Stores, Inc.	65,600	4,780,928
Financials (2.7%)
Jones Lang LaSalle, Inc.	84,400	8,034,880
Health Care (1.0%)
Covance, Inc.*	34,500	3,079,470
Industrials (2.1%)
RBC Bearings, Inc.*	91,700	6,308,043
Materials (4.2%)
Compass Minerals International, Inc.	75,400	5,615,038
Silgan Holdings, Inc.	149,700	6,746,979
		12,362,017
		34,565,338
Total Common Stocks		285,875,979
PREFERRED STOCKS (2.5%)
CHILE (2.5%)
Consumer Staples (2.5%)
Embotelladora Andina SA, Preferred Shares	1,292,900	7,291,729
Total Preferred Stocks		7,291,729
REPURCHASE AGREEMENT (2.0%)
UNITED STATES (2.0%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $6,006,000, collateralized by U.S. Treasury Note, maturing 07/15/2016; total market value of $6,127,133	$6,006,000	6,006,000
Total Repurchase Agreement		6,006,000
Total Investments (Cost $279,577,033) (b)—100.2%		299,173,708

Liabilities in excess of other assets—(0.2)%		(580,655)
Net Assets—100.0%		$298,593,053

*	Non-income producing security.
(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Class A shares at NAV net of fees) returned 14.75% for the 12-month period ended October 31, 2013, versus the 20.81% return of its benchmark, the MSCI All Country World ex U.S. Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 173 funds) was 24.49% for the period.

Global equities rallied significantly during the reporting period. Following investors’ risk aversion in the second quarter of 2013, equity markets climbed higher, supported by coordinated monetary policy. Sentiment was further boosted as Japanese policymakers explicitly targeted an inflation rate of 2%. The U.S. presidential election and China’s leadership change proceeded smoothly, supporting risk appetite as well. However, the warning in May 2013 from Federal Reserve (Fed) Chairman Ben Bernanke that U.S. monetary policy would be tightened in the near future unsettled markets. Core government bond yields rose sharply, while equity markets, especially in developing countries, corrected. After the initial volatility, Bernanke calmed markets by emphasizing the link of the reduction in quantitative easing (QE) to employment data, thereby suggesting that the degree of future tapering would be measured. Subsequently, he surprised investors by announcing that the Fed was keeping stimulus unchanged following the Federal Open Market Committee meeting in September, which caused markets to rally. Towards the end of the review period, U.S. politicians failed to agree on the federal budget. Consequently, the U.S. government began its first partial shutdown in 17 years. A temporary solution was found by mid-October, but this simply deferred the problems of the budget and federal debt ceiling to early 2014.

Key individual stock detractors from Fund performance over the annual period included Canadian fertilizer producer Potash Corp, Brazilian miner Vale, and Singapore property developer City Developments. Potash Corp’s share price suffered following market instability caused by the break-up of one of two large cartels that may result in significantly lower prices for potash. The company’s earnings forecast also disappointed investors, aggravated by additional output cuts. Shares of Vale fell on the back of concerns over global commodities demand. Additionally, Brazilian equities and the real generally came under pressure on the back of the emerging market sell-off, slowing economic growth and widespread protests. City Developments’ share price lagged those of its peers following the implementation of further property cooling measures by the government.

The top contributors to the Fund’s relative return among individual holdings included Swiss drug-maker Roche, UK telco Vodafone, and Sweden’s Nordea Bank. Roche’s share price rallied after it received regulatory approval for its cancer treatment drugs. Vodafone’s stock price rallied after its partner Verizon agreed to buy its stake in their wireless joint venture. Nordea Bank benefited from solid quarterly results during the reporting period.

During the reporting period, we initiated a position in Japan Tobacco as we feel it has solid cash flows. We also established a new position in South African exchange-listed telecom MTN Group, given its attractive growth profile, cash flow generation and progressive dividend policy, in our opinion. Conversely, we exited the position in UK-listed miner Rio Tinto, China Mobile, and Japan’s Canon as we believed there were better opportunities elsewhere.

We think that investors realize that financial markets are approaching a period of transition from unconventional U.S. monetary policy towards a more normalized environment. While the initial reaction to the Fed announcement on the delay of QE tapering was significant, there are indications we think that there is growing Fed confidence in U.S. economic growth. Indeed, it would seem premature for officials to begin managing investor expectations if they still believed that the economic upturn was in doubt. While global economic data continue to improve, the recovery remains uneven. With much positive news already priced into the market, in our view, equity markets require healthy earnings growth to progress meaningfully from these levels. We therefore anticipate higher levels of volatility in the medium term.*

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

*	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

2013 Annual Report

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	14.75%	12.53%	10.16%
	w/SC2	8.14%	11.20%	9.51%
Class C3	w/o SC	14.02%	11.78%	9.40%
	w/SC4	13.02%	11.78%	9.40%
Class R5,6	w/o SC	14.42%	12.31%	9.92%
Institutional Service Class[5]	w/o SC	14.91%	12.76%	10.43%
Institutional Class[5,7]	w/o SC	15.14%	12.90%	10.49%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. This performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R shares have been adjusted to eliminate sales charges that do not apply to that class, but have not been adjusted to reflect any lower expenses.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

Annual Report 2013

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex U.S. Index and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex U.S. Index is a free float-adjusted, market capitalization-weighted index that captures large and mid capitalization representation across 24 developed markets countries (excluding the U.S.) including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK; and 21 emerging markets countries including: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	84.6%
Preferred Stocks	11.8%
Repurchase Agreement	3.3%
Other assets in excess of liabilities	0.3%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	21.3%
Energy	13.8%
Consumer Staples	12.6%
Materials	10.9%
Industrials	9.5%
Information Technology	9.0%
Health Care	8.8%
Telecommunication Services	7.6%
Utilities	2.9%
Other	3.6%
100.0%

Top Holdings*
Roche Holding AG	4.7%
British American Tobacco PLC	4.1%
Novartis AG	4.1%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	4.1%
Vodafone Group PLC	3.7%
Nestle SA	3.4%
Eni SpA	3.2%
Tenaris SA, ADR	3.0%
Zurich Insurance Group AG	3.0%
Royal Dutch Shell PLC, B Shares	3.0%
Other	63.7%
100.0%

Top Countries
United Kingdom	23.7%
Switzerland	16.2%
Brazil	7.5%
Japan	6.2%
Italy	6.2%
Singapore	5.1%
Canada	5.1%
Sweden	4.4%
Republic of South Korea	4.3%
France	4.1%
Other	17.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

Statement of Investments

October 31, 2013

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (84.6%)
AUSTRALIA (1.3%)
Financials (1.3%)
QBE Insurance Group Ltd. (a)	976,300	$13,672,378
CANADA (5.1%)
Industrials (2.1%)
Canadian National Railway Co.	200,100	21,983,844
Materials (2.0%)
Potash Corp. of Saskatchewan, Inc.	665,700	20,686,405
Telecommunication Services (1.0%)
TELUS Corp.	310,400	10,842,342
		53,512,591
CHINA (1.4%)
Energy (1.4%)
PetroChina Co. Ltd., H Shares (a)	12,936,000	14,731,266
FRANCE (4.1%)
Consumer Staples (2.0%)
Casino Guichard-Perrachon SA (a)	190,600	21,424,362
Industrials (1.0%)
Schneider Electric SA (a)	121,500	10,223,941
Utilities (1.1%)
GDF Suez (a)	442,700	10,971,772
		42,620,075
GERMANY (1.0%)
Materials (1.0%)
Linde AG (a)	51,600	9,794,994
HONG KONG (2.9%)
Financials (2.9%)
AIA Group Ltd. (a)	4,162,100	21,134,436
Swire Pacific Ltd., Class A (a)	818,500	9,470,372
		30,604,808
ITALY (6.2%)
Energy (6.2%)
Eni SpA (a)	1,304,200	33,109,625
Tenaris SA, ADR	675,200	31,606,112
		64,715,737
JAPAN (6.2%)
Consumer Staples (0.9%)
Japan Tobacco, Inc. (a)	266,600	9,646,570
Financials (1.1%)
Daito Trust Construction Co. Ltd. (a)	113,200	11,558,142
Industrials (1.9%)
FANUC Corp. (a)	123,100	19,746,179
Materials (2.3%)
Shin-Etsu Chemical Co. Ltd. (a)	423,699	23,956,807
		64,907,698
MEXICO (2.2%)
Consumer Staples (2.2%)
Fomento Economico Mexicano SAB de CV, ADR	250,346	23,357,282
SINGAPORE (5.1%)
Financials (3.3%)
City Developments Ltd. (a)	1,747,000	14,460,349
Oversea-Chinese Banking Corp. Ltd. (a)	2,359,184	19,735,721
		34,196,070
Telecommunication Services (1.8%)
Singapore Telecommunications Ltd. (a)	6,430,000	19,526,495
		53,722,565
SOUTH AFRICA (1.1%)
Telecommunication Services (1.1%)
MTN Group Ltd. (a)	582,500	11,578,443
SWEDEN (4.4%)
Financials (1.9%)
Nordea Bank AB (a)	1,551,200	19,842,187
Industrials (1.5%)
Atlas Copco AB, A Shares (a)	573,900	15,901,107
Information Technology (1.0%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	864,000	10,334,489
		46,077,783
SWITZERLAND (16.2%)
Consumer Staples (3.4%)
Nestle SA (a)	502,000	36,236,322
Financials (3.0%)
Zurich Insurance Group AG (a)	112,900	31,196,890
Health Care (8.8%)
Novartis AG (a)	556,300	43,181,434
Roche Holding AG (a)	177,700	49,140,339
		92,321,773
Industrials (1.0%)
Schindler Holding AG (a)	71,400	10,119,735
		169,874,720
TAIWAN (3.7%)
Information Technology (3.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	7,635,000	28,139,290
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	553,300	10,186,253
		38,325,543
UNITED KINGDOM (23.7%)
Consumer Staples (4.1%)
British American Tobacco PLC (a)	785,000	43,310,209

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (concluded)

October 31, 2013

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Energy (4.4%)
John Wood Group PLC (a)	1,153,200	$15,015,134
Royal Dutch Shell PLC, B Shares (a)	898,900	31,119,922
		46,135,056
Financials (4.8%)
HSBC Holdings PLC (a)	1,812,700	19,869,619
Standard Chartered PLC (a)	1,267,600	30,435,054
		50,304,673
Industrials (2.0%)
Weir Group PLC (The) (a)	582,900	21,053,309
Materials (2.9%)
BHP Billiton PLC (a)	987,800	30,481,996
Telecommunication Services (3.7%)
Vodafone Group PLC (a)	10,432,600	38,212,079
Utilities (1.8%)
Centrica PLC (a)	3,345,800	18,922,945
		248,420,267
Total Common Stocks		885,916,150
PREFERRED STOCKS (11.8%)
BRAZIL (7.5%)
Energy (1.8%)
Petroleo Brasileiro SA, ADR, Preferred Shares	1,045,500	18,986,280
Financials (3.0%)
Banco Bradesco SA, ADR, Preferred Shares	2,125,000	30,642,500
Materials (2.7%)
Vale SA, ADR, Preferred Shares	1,948,200	28,521,648
		78,150,428
REPUBLIC OF SOUTH KOREA (4.3%)
Information Technology (4.3%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (b)	5,609	2,687,272
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)(b)	89,075	42,580,153
		45,267,425
Total Preferred Stocks		123,417,853
REPURCHASE AGREEMENT (3.3%)
UNITED STATES (3.3%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $34,762,000 collateralized by U.S. Treasury Note, maturing 07/15/2016; total market value of $35,460,970	$34,762,000	$34,762,000
Total Repurchase Agreement		34,762,000
Total Investments (Cost $872,602,363) (c)—99.7%		1,044,096,003

Other assets in excess of liabilities—0.3%		3,541,457
Net Assets—100.0%		$1,047,637,460

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2013 Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

The Aberdeen Latin American Equity Fund (Class A shares at net asset value net of fees) returned -7.82% from the date of inception on March 25, 2013 through October 31, 2013, versus the -5.70% return of its benchmark, the MSCI Emerging Markets Latin America 10/40 Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Latin American Funds (consisting of 52 funds) was –4.86% for the period.

Latin American stock markets declined during the reporting period amid significant volatility. In May 2013, the U.S. Federal Reserve’s (Fed) indication that it might begin scaling back its government asset purchase program sparked a sell-off in the emerging markets. The escalating conflict in Syria compounded the unease and triggered a rise in oil prices. Although the Fed’s surprise decision to maintain stimulus provided some respite in September, political brinkmanship over the debt ceiling resulted in a partial government shutdown. Towards period-end, stock market losses were partially mitigated by a last-minute deal in the U.S. to reopen the government and extend the federal debt ceiling. Furthermore, investors were also cheered by positive economic data from China. Within the region, economic data broadly disappointed, as Brazil, Chile, Colombia and Mexico all downgraded their full-year gross domestic product (GDP) forecasts. The Brazilian central bank, which had initially reduced its benchmark interest rate to a record low, embarked on a rate-tightening cycle in a bid to combat stubborn inflation. Elsewhere, Chilean equities were weighed down by concerns that presidential frontrunner Michelle Bachelet may raise corporate taxes after this year’s elections.

Several of the Fund’s consumer-related stocks in Brazil underperformed the regional market after prior outperformance. Shares of retailers Arezzo and Lojas Renner, in particular, declined on the back of concerns over domestic consumer spending. Similarly, shopping mall operator Multiplan’s stock price was weighed down by fears that its tenants may come under pressure from weak spending.

The Fund’s holdings in Argentine steel pipe manufacturer Tenaris, Brazilian fuels and chemicals company Ultrapar, and mining company Vale were the key contributors to relative performance for the reporting period. Tenaris was buoyed by confidence in the U.S. economic recovery, as well as hopes that Mexican energy sector reforms might lead to increased demand. Shares of Ultrapar rallied on the back of good performance across all its businesses, in particular its petroleum distribution arm, Ipiranga, where volumes remained solid and retail margins remained healthy. Vale performed well due to improving cost control, as well as expectations of a positive outcome in its ongoing tax litigation with the government.

Upon the Fund’s inception on March 25, 2013, we brought it in line with Aberdeen’s investment model, which is positioned towards companies in sectors that benefit from domestic demand growth in Latin America. Consequently, the Fund has overweight positions relative to the benchmark MSCI Emerging Markets Latin America 10/40 Index in the energy, consumer-related, and financial sectors. Conversely, we have positioned the Fund with less exposure to companies that are more reliant on exports and, therefore, the overall health of the global economy. Over the reporting period, we added to the position in Mexican lender Banorte via its rights issue,* as well as Brazilian retailer Arezzo owing to increased conviction in its long-term prospects. We also added to various stocks as we believe they have favorable valuations, including Colombian retailer Exito, and Brazilian companies: apparel retailer Hering, IT services provider Totvs, and Vale.

Although Latin American markets appear to be recovering from the recent sell-off, we think that volatility may persist. While the delay of Fed tapering of its easy monetary policy has stabilized markets in the short term, we feel that it is inevitable that tapering will happen at some point, which most likely will trigger more volatility. Additionally, while progress on reforms is being made in Mexico, we think that Brazil in particular remains in need of structural reforms necessary to sustain economic growth. However, the implementation of these reforms in an environment of deep-seated vested interests will likely prove challenging, in our opinion. We also believe that upcoming presidential elections in Brazil and Colombia may also shape the policy environment in the near term. Nonetheless, we think that there is much to like about Latin America. In our view, regional economies are likely to continue to be buoyed by expanding consumer classes and relatively low levels of government debt. On the corporate front, we see earnings growth improving, while valuations remain reasonable.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stock of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

*	A rights issue provides a company’s existing shareholders with the option to buy additional shares directly from the company in proportion to their existing holdings, within a fixed time period.

Annual Report 2013

Aberdeen Latin American Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		Inception†
Class A	w/o SC	(7.82%	)
	w/SC2	(13.12%	)
Class C	w/o SC	(8.21%	)
	w/SC3	(9.13%	)
Class R4	w/o SC	(7.90%	)
Institutional Service Class[4]	w/o SC	(7.68%	)
Institutional Class[4]	w/o SC	(7.68%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the since inception return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2013 Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Latin American Equity Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets Latin America 10/40 Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Latin America 10/40 Index represents a constrained version of the MSCI Emerging Markets Latin America Index, which is a free-float adjusted, market capitalization-weighted index that captures large and mid cap representation across 5 emerging markets countries in Latin America: Brazil, Chile, Colombia, Mexico and Peru.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	92.8%
Preferred Stocks	3.5%
Repurchase Agreement	2.5%
Other assets in excess of liabilities	1.2%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	27.9%
Consumer Staples	20.6%
Energy	16.5%
Materials	10.9%
Consumer Discretionary	9.2%
Industrials	8.6%
Health Care	1.5%
Information Technology	1.1%
Other	3.7%
100.0%

Top Holdings*
Vale SA	9.2%
Petroleo Brasileiro SA	8.9%
Banco Bradesco SA	8.8%
Itau Unibanco Holding SA	5.8%
Ultrapar Participacoes SA	4.4%
Grupo Financiero Banorte SAB de CV	4.1%
Lojas Renner SA	3.6%
Multiplan Empreendimentos Imobiliarios SA	3.5%
Tenaris SA, ADR	3.2%
Fomento Economico Mexicano SAB de CV, ADR	3.2%
Other	45.3%
100.0%

Top Countries
Brazil	67.6%
Mexico	16.2%
Chile	6.0%
Colombia	3.3%
Italy	3.2%
United States	2.5%
Other	1.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Latin American Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.8%)
BRAZIL (65.9%)
Consumer Discretionary (7.5%)
Arezzo Industria e Comercio SA	6,501	$97,216
Cia Hering	5,800	84,274
Lojas Renner SA	5,600	168,735
		350,225
Consumer Staples (8.7%)
BRF SA	2,900	68,092
Cia de Bebidas das Americas	4,000	149,005
Natura Cosmeticos SA	5,900	117,989
Souza Cruz SA	6,300	68,141
		403,227
Energy (13.3%)
Petroleo Brasileiro SA	47,400	413,444
Ultrapar Participacoes SA	7,700	205,200
		618,644
Financials (19.7%)
Banco Bradesco SA	25,510	408,921
BM&FBovespa SA	13,000	73,293
Itau Unibanco Holding SA	18,570	270,567
Multiplan Empreendimentos Imobiliarios SA	7,000	164,329
		917,110
Health Care (1.5%)
OdontoPrev SA	16,400	67,790
Industrials (4.9%)
Localiza Rent a Car SA	4,305	70,142
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,600	40,111
WEG SA	3,800	49,362
Wilson Sons Ltd., BDR	5,300	66,244
		225,859
Information Technology (1.1%)
Totvs SA	3,000	50,861
Materials (9.2%)
Vale SA	26,800	427,685
		3,061,401
CHILE (4.2%)
Consumer Discretionary (1.7%)
S.A.C.I. Falabella	8,100	80,612
Financials (2.5%)
Banco Santander Chile, ADR	4,700	115,432
		196,044
COLOMBIA (3.3%)
Consumer Staples (1.7%)
Almacenes Exito SA	4,600	77,058
Financials (1.6%)
Bancolombia SA	5,300	73,099
		150,157
ITALY (3.2%)
Energy (3.2%)
Tenaris SA, ADR	3,200	149,792
MEXICO (16.2%)
Consumer Staples (8.4%)
Fomento Economico Mexicano SAB de CV, ADR	1,600	149,280
Kimberly-Clark de Mexico SAB de CV, Class A	25,100	76,316
Organizacion Soriana SAB de CV, Class B*	22,200	71,838
Wal-Mart de Mexico SAB de CV	35,300	91,772
		389,206
Financials (4.1%)
Grupo Financiero Banorte SAB de CV	29,916	191,503
Industrials (3.7%)
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	3,300	89,727
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	700	83,307
		173,034
		753,743
Total Common Stocks		4,311,137
PREFERRED STOCKS (3.5%)
BRAZIL (1.7%)
Materials (1.7%)
Bradespar SA, Preferred Shares	6,500	77,355
CHILE (1.8%)
Consumer Staples (1.8%)
Embotelladora Andina SA, Preferred Shares, Class A	20,000	84,724
Total Preferred Stocks		162,079
REPURCHASE AGREEMENT (2.5%)
UNITED STATES (2.5%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $114,000, collateralized by a U.S. Treasury Note, maturing 11/15/2022; total market value of $117,969	$114,000	114,000
Total Repurchase Agreement		114,000
Total Investments (Cost $5,009,183) (a)—98.8%		4,587,216

Other assets in excess of liabilities—1.2%		57,084
Net Assets—100.0%		$4,644,300

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying notes to financial statements.

2013 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Aberdeen Small Cap Fund (Class A shares at net asset value net of fees) returned 37.92% for the 12-month period ended October 31, 2013, versus 36.28% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Small-Cap Core Funds (consisting of 710 funds) was 34.76% for the period.

Major North American equity market indices posted strong gains during the annual period amid the release of generally positive U.S. economic data and with the support of continued accommodative monetary policy. Corporate profit growth continued to exceed sales growth broadly due largely to further margin expansion. In addition, overall equity valuations (forward price-to-earnings multiples) expanded during the period and accounted for the majority of the market’s return as investors shrugged off concerns about the U.S. presidential election at the beginning of the period and a federal government shutdown toward the end of the period.

Small-cap stocks, as measured by the Russell 2000 Index, outperformed versus the broader-market S&P 500 Index for the annual period, driven by faster earnings growth. In addition, there was an increased link, particularly in larger-cap companies, between higher dividend-paying stocks and expected changes in interest rates. Low global interest rates have encouraged investors to seek income from equities. Consequently, U.S. dividend-paying stocks performed very well during the period, mostly on the back of valuation expansion2 during the first half of the period until the U.S. Federal Reserve (Fed) began to publicly discuss its eventual path toward reducing its support of the long-term bond market. Subsequently, we witnessed valuation disparities narrow within the market as other segments which continue to grow more quickly or explicitly benefit from higher interest rates saw valuation expansion, while many stocks buoyed by the prior yield chase lagged badly, namely utilities, in both the small- and large-cap markets.

Fund performance for the annual period was driven mainly by positive stock selection, most notably in the financials, telecommunication services and information technology sectors. The top contributors among individual positions included Virginia-based Shenandoah Telecommunications, financial services software provider Advent Software, and MarketAxess, a provider of electronic investment trading platforms. Shenandoah Telecommunications benefited over the reporting period from higher-than-expected growth in earnings, due mainly to strong wireless subscriber growth. Advent Software saw healthy year-over-year revenue and earnings per share growth during the review period attributable primarily to increases in license renewals. In our view, the management team has demonstrated that the company’s operating margins could be increased significantly. MarketAxess saw robust growth during the year bolstered by strong trading volumes, while the company also increased its market share in U.S. high-grade and high-yield corporate bond trading during the period. Earnings growth was particularly strong, benefiting from high incremental margins, an attribute of its business model.

Conversely, Fund performance was hampered by overall positioning in the consumer discretionary sector, as well as stock selection in the industrials sector. The primary individual stock detractors were Compass Minerals, a specialty materials company which provides highway de-icing salt and sulphate of potash for the agricultural industry; apparel retailer Ascena Retail Group, and Silgan Holdings, a provider of metal cans, metal and plastic closures and plastic containers. Shares of Compass Minerals fell sharply in mid-summer following the announcement of Russian potash company Uralkali’s withdrawal from its marketing joint venture with Belaruskali, as fertilizer sales comprise roughly 25% of its total business. Shares of Ascena declined during the period as the relatively sluggish economic recovery has led to a difficult spending environment for the consumer segment to which the company principally markets. Nonetheless, Ascena continues to work on the integration of operating efficiencies resulting from its acquisition of Lane Bryant in June 2012. Finally, the economic weakness also has had a negative impact on Silgan Holdings’ grocery and soup container businesses.

During the period, we initiated positions in consumer products label maker Multi-Color Corp., derivatives exchange operator CBOE Holdings, sporting goods retailer Hibbett Sports, scientific instruments maker FEI Company, MarketAxess, specialty chemical maker Quaker Chemical, and Louisiana-based electric utility Cleco Corp. Conversely, we sold the Fund’s shares of pork producer Smithfield Foods, oil and gas company Berry Petroleum, and apparel retailer Warnaco Group following separate announcements of their agreements to be acquired at sizeable premiums to their then-current share prices. Other exited positions included aerospace component maker B/E Aerospace, paint and coatings maker Valspar, and Wabtec, a provider of technology-based equipment and services for the global rail industry.

October 2013 marked the five-year tenure of the Fund’s management team within a global organization that has managed small-cap portfolios worldwide for more than 17 years. The team visits hundreds of smaller companies each year looking for what we believe are undiscovered opportunities. Our focus on quality is driven by the companies’ business model, strength of management, consistency of earnings and cash flows, with durable balance sheets to manage the firms through business cycles. We believe that we have found particular success focusing on companies with market capitalizations of between $500 million and $1.5 billion, where we can apply our proprietary, fundamental-based approach to long-term investing.

We believe that we will see a continuation of market volatility driven by interest rate uncertainty in the near term. We do not share the view of many that Fed policy is a boon to equity investors; rather, we think it is symptomatic of a worrisome lack of economic growth after five years of unprecedented monetary stimulus. As bottom-up equity investors, our first concern is the possible impact that higher rates have on the operating potential of our holdings. With debt-servicing costs low and little need to issue new debt, we do not foresee a meaningful impact on corporate operating margins and our longer term earnings estimates – nor do we think that there will be out-sized risks to profits coming from either higher labor or higher commodity costs. Instead, should the process of monetary policy

Annual Report 2013

Aberdeen Small Cap Fund (Unaudited) (concluded)

normalization begin, we believe there is the potential for earnings upside among our industrial, technology and materials holdings in particular, where higher organic growth1 drives higher profits and similarly, from financial holdings in the form of higher net interest margins.2

After five years of annualized double-digit average returns and major U.S. equity market indices hitting new record highs seemingly every month, we are increasingly looking at the valuations of our holdings. We believe that the increase in company valuations has been reflective of higher-quality earnings growth – not financial leverage. We think that current earnings estimates for small-cap companies appear to be somewhat aggressive; we believe that growth in the asset class will be more modest than consensus forecasts. We will seek to use bouts of profit-taking to add to holdings in our favorite companies based on our investment process of bottom-up, fundamental analysis.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors. The fund may invest in foreign securities. are Foreign Securities more volatile, harder to price and less liquid than U.S. securities.

Please read the prospectus for more detailed information regarding these and other risks.

1	Organic growth is the rate of business expansion through a company’s own business activity rather than through mergers, acquisitions or corporate takeovers.
2	Net interest margin is a measure of the difference between the interest income earned by banks or other financial institutions and the amount of interest paid out to their lenders relative to the amount of their assets.
3	Forward earnings are a company’s estimated earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings as they are projected.

2013 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	37.92%	18.00%	10.59%
	w/SC2	29.96%	16.61%	9.94%
Class C3	w/o SC	36.96%	17.23%	9.86%
	w/SC4	35.96%	17.23%	9.86%
Class R5,6	w/o SC	37.64%	17.77%	10.38%
Institutional Service Class[5]	w/o SC	38.19%	18.42%	10.93%
Institutional Class[5,7]	w/o SC	38.34%	18.37%	10.92%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charges.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of Class R shares (December 30, 2003) by the Predecessor Fund are based on the previous performance of Class B shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because all classes invest in the same portfolio of securities. Returns for Class R have been adjusted to eliminate sales charges that do not apply, but have not been adjusted to reflect lower class-level expenses, if any.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on the previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

Annual Report 2013

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is a small market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	97.3%
Repurchase Agreement	2.5%
Other assets in excess of liabilities	0.2%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	21.3%
Information Technology	18.1%
Industrials	16.2%
Materials	11.7%
Consumer Discretionary	10.0%
Health Care	6.9%
Consumer Staples	6.3%
Utilities	2.8%
Telecommunication Services	2.6%
Energy	1.4%
Other	2.7%
100.0%

Top Holdings*
MICROS Systems, Inc.	3.2%
RBC Bearings, Inc.	3.1%
Casey’s General Stores, Inc.	2.7%
Teleflex, Inc.	2.6%
Bank of the Ozarks, Inc.	2.6%
Shenandoah Telecommunications Co.	2.6%
Littelfuse, Inc.	2.6%
Actuant Corp., Class A	2.6%
Heartland Payment Systems, Inc.	2.5%
Boston Private Financial Holdings, Inc.	2.5%
Other	73.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

Statement of Investments

October 31, 2013

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.3%)
Consumer Discretionary (10.0%)
Ascena Retail Group, Inc.*	129,384	$2,560,510
Drew Industries, Inc.	48,155	2,420,270
Ethan Allen Interiors, Inc.	72,000	1,918,080
G-III Apparel Group Ltd.*	38,400	2,178,048
Hibbett Sports, Inc.*	56,500	3,295,645
Monro Muffler Brake, Inc.	29,300	1,347,800
		13,720,353
Consumer Staples (6.3%)
Casey’s General Stores, Inc.	51,300	3,738,744
J&J Snack Foods Corp.	34,600	2,960,722
TreeHouse Foods, Inc.*	27,100	1,985,346
		8,684,812
Energy (1.4%)
Approach Resources, Inc.*	66,900	1,883,235
Financials (21.3%)
AMERISAFE, Inc.	76,260	2,936,010
Aspen Insurance Holdings Ltd.	43,000	1,677,430
Bank of the Ozarks, Inc.	72,760	3,600,165
Boston Private Financial Holdings, Inc.	298,400	3,398,776
Canadian Western Bank	99,600	3,194,384
CBOE Holdings, Inc.	67,100	3,254,350
Healthcare Realty Trust, Inc.	65,308	1,568,045
Jones Lang LaSalle, Inc.	29,210	2,780,792
MarketAxess Holdings, Inc.	41,201	2,687,541
Sabra Healthcare REIT, Inc.	93,704	2,520,638
Univest Corp. of Pennsylvania	84,820	1,693,855
		29,311,986
Health Care (6.9%)
Covance, Inc.*	33,400	2,981,284
IPC The Hospitalist Co., Inc.*	52,640	2,884,146
Teleflex, Inc.	39,420	3,633,735
		9,499,165
Industrials (16.2%)
Actuant Corp., Class A	93,400	3,508,104
Beacon Roofing Supply, Inc.*	86,630	3,006,927
Curtiss-Wright Corp.	63,900	3,180,942
Gibraltar Industries, Inc.*	165,151	2,644,068
Multi-Color Corp.	73,000	2,542,590
RBC Bearings, Inc.*	61,142	4,205,958
US Ecology, Inc.	89,700	3,188,835
		22,277,424
Information Technology (18.1%)
Advent Software, Inc.	83,730	2,809,142
FEI Co.	28,900	2,574,412
Heartland Payment Systems, Inc.	86,500	3,498,925
Littelfuse, Inc.	41,274	3,509,528
MICROS Systems, Inc.*	80,267	4,354,485
Solera Holdings, Inc.	40,060	2,252,173
Syntel, Inc.	38,400	3,296,256
Teradyne, Inc.*	149,200	2,609,508
		24,904,429
Materials (11.7%)
Compass Minerals International, Inc.	25,900	1,928,773
Kaiser Aluminum Corp.	49,100	3,311,795
Quaker Chemical Corp.	34,200	2,596,122
Schweitzer-Mauduit International, Inc.	37,700	2,332,876
Silgan Holdings, Inc.	56,186	2,532,303
Worthington Industries, Inc.	82,400	3,340,496
		16,042,365
Telecommunication Services (2.6%)
Shenandoah Telecommunications Co.	127,924	3,547,332
Utilities (2.8%)
Cleco Corp.	46,600	2,159,444
ITC Holdings Corp.	16,160	1,625,534
		3,784,978
Total Common Stocks		133,656,079
REPURCHASE AGREEMENT (2.5%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $3,508,000, collateralized by a U.S. Treasury Note, maturing 07/15/2016; total market value of $3,578,768	$3,508,000	3,508,000
Total Repurchase Agreement		3,508,000
Total Investments (Cost $100,177,290) (a)—99.8%		137,164,079

Other assets in excess of liabilities—0.2%		236,195
Net Assets—100.0%		$137,400,274

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen U.S. Equity Fund (Unaudited)

Aberdeen U.S. Equity Fund (Class A shares at net asset value net of fees) returned 25.54% for the 12-month period ended October 31, 2013, versus 27.18% for its benchmark, the Standard & Poor’s (S&P) 500 Index. For broader comparison, the average return of the Fund’s Lipper peer category of Large-Cap Core Funds (consisting of 925 funds) was 26.63% for the period.

Major North American equity market indices posted strong gains during the annual period amid the release of generally positive U.S. economic data and with the support of continued accommodative monetary policy. Corporate profit growth continued to exceed sales growth broadly due largely to further margin expansion. In addition, overall equity valuations (forward price-to-earnings multiples) expanded during the period and accounted for the majority of the market’s return as investors shrugged off concerns about the U.S. presidential election at the beginning of the period and a federal government shutdown toward the end of the period.

Small-cap stocks, as measured by the Russell 2000 Index, outperformed versus the broader-market S&P 500 Index for the annual period, driven by faster earnings growth. In addition, there was an increased link, particularly in larger-cap companies, between higher dividend-paying stocks and expected changes in interest rates. Low global interest rates have encouraged investors to seek income from equities. Consequently, U.S. dividend-paying stocks performed very well during the period, mostly on the back of valuation expansion during the first half of the period until the U.S. Federal Reserve (Fed) began to publicly discuss its eventual path toward reducing its support of the long-term bond market. Subsequently, we witnessed valuation disparities narrow within the market as other segments which continue to grow more quickly or explicitly benefit from higher interest rates saw valuation expansion, while many stocks buoyed by the prior yield chase lagged badly, namely utilities, in both the small- and large-cap markets.

Fund performance for the annual period was enhanced mainly by stock selection in the information technology, financials and energy sectors. The largest individual stock contributors were private label credit card and consumer marketing company Alliance Data Systems (ADS), financial services company Charles Schwab, and integrated oil and gas company Exxon Mobil. ADS recorded healthy year-over-year revenue growth during the reporting period, benefiting largely from the strong performance of the company’s Epsilon business, which provides clients with integrated marketing solutions. Charles Schwab reported generally positive results over the period. Additionally, its stock price rose along with those of its financial sector peers in the late spring of 2013 as long-term U.S. Treasury yields rose to their highest levels in more than a year. The absence of a position in Exxon Mobil contributed to Fund performance in the second half of the annual period as the stock underperformed the overall market. We exited the position in the company in June 2013 due to our reservations over the company’s oil and gas production growth, which we believed was likely to prove slower than that of its peers against increasingly large capital spending commitments, as well as its relatively high valuation. The lack of exposure to Apple and IBM also had a positive impact on Fund performance.

Stock selection in the materials and industrials sectors hindered Fund performance for the period. The primary detractors among individual holdings included fertilizer maker Potash Corp. of Saskatchewan, enterprise technology company EMC Corp., and medical device maker Baxter International. Shares of Potash Corp. declined during the summer of 2013 following the Russian potash company Uralkali’s withdrawal from its marketing joint venture with Belaruskali. The potential implications of the break-up include increased competition and a fall in global potash prices, which are directly tied to Potash Corp.’s profitability. EMC Corp.’s stock price declined in the latter part of the reporting period amid investors’ concerns about government spending in technology. However, the company has continued to see strength in its majority-owned VMWare business. Shares of Baxter International lost ground on third-party payer pricing pressures, as well as investors’ concerns that a major rival’s hemophilia treatment drug will take market share from the company.

More generally, the Fund’s bias toward what we believe are high-quality companies was not rewarded during the period as the market made new all-time highs. Sectors such as industrials and consumer discretionary led the way – specifically, more cyclical areas in capital goods, and autos. Although we added to some of our cyclical-biased holdings during the period, we retained an overall defensive position, most notably the overweight relative to the benchmark S&P 500 Index to consumer staples. The relatively higher exposure of the Fund’s companies to international revenues also detracted from performance for the period as emerging markets weakened during the summer; however, we remain focused on the longer-term opportunities for growth that they provide, in our opinion.

During the annual period, we initiated positions in pharmaceutical firm Pfizer, membership warehouse store operator Costco Wholesale Corp., and oil and gas company ConocoPhillips. We sold healthcare equipment maker St. Jude Medical, institutional investor services provider State Street Corp., and Exxon Mobil. Additionally, we exited the Fund’s long-held position in diversified financial services company JPMorgan Chase & Co., predominately given our concerns over regulatory headwinds.

We believe that we will see a continuation of market volatility driven by interest rate uncertainty in the near term. We do not share the view of many that Fed policy is a boon to equity investors; rather, we think it is symptomatic of a worrisome lack of economic growth after five years of unprecedented monetary stimulus. As bottom-up equity investors, our first concern is the possible impact that higher rates have on the operating potential of our holdings. With debt-servicing costs low and little need to issue new debt, we do not foresee a meaningful impact on corporate operating margins and our longer term earnings estimates – nor do we think that there will be out-sized risks to profits coming from either higher labor or higher commodity costs. Instead, should the process of monetary policy normalization begin, we believe there is the potential for earnings upside among our industrial, technology and materials holdings in

2013 Annual Report

Aberdeen U.S. Equity Fund (Unaudited) (concluded)

particular, where higher organic growth1 drives higher profits and similarly, from financial holdings in the form of higher net interest margins.2

After five years of annualized double-digit average returns and major U.S. equity market indices hitting new record highs seemingly every month, we are increasingly looking at the valuations of our holdings. We recognize that valuations have expanded, though we do not feel that appear to be prohibitively expensive yet, using our favored measure of share price relative to forward earnings3 estimates. We believe that the increase in company valuations has been reflective of higher-quality earnings growth – not financial leverage. We do not think that current earnings estimates are excessive or that equities are over-owned, nor do we view equities as a poor value compared to bonds in a rising interest rate environment. Therefore, we will seek to use bouts of profit-taking to add to holdings in our favorite companies.

Fund Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Please read the prospectus for more detailed information regarding these and other risks.

1	The price/earnings multiple is the ratio of a company’s current share price compared to its per-share earnings.
2	Valuation expansion is an increase in a company’s price/earnings multiple resulting primarily from a rise in its share price.
3	Organic growth is the rate of business expansion through a company’s own business activity rather than through mergers, acquisitions or corporate takeovers.

Annual Report 2013

Aberdeen U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	25.54%	14.19%	6.63%
	w/SC2	18.30%	12.83%	6.00%
Class C3	w/o SC	24.60%	13.47%	5.91%
	w/SC4	23.60%	13.47%	5.91%
Class R5	w/o SC	25.16%	14.08%	6.45%
Institutional Service Class[5,6]	w/o SC	25.84%	14.58%	6.94%
Institutional Class[5,7]	w/o SC	26.00%	14.61%	6.95%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares of the Predecessor Fund was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
7	Returns before the first offering of Institutional Class shares (June 29, 2004) by the Predecessor Fund are based on previous performance of Institutional Service Class shares of the Predecessor Fund. This performance is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Class shares have not been adjusted to reflect its lower expenses.

2013 Annual Report

Aberdeen U.S. Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Equity Fund, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	97.9%
Repurchase Agreement	2.1%
Liabilities in excess of other assets	–%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Consumer Staples	16.6%
Information Technology	16.2%
Health Care	13.5%
Financials	12.5%
Consumer Discretionary	11.8%
Energy	10.5%
Industrials	8.9%
Materials	5.9%
Telecommunication Services	2.0%
Other	2.1%
100.0%
Top Holdings*
Wells Fargo & Co.	3.4%
Philip Morris International, Inc.	3.2%
Aflac, Inc.	3.1%
Comcast Corp., Class A	3.0%
Praxair, Inc.	3.0%
Baxter International, Inc.	2.9%
Johnson & Johnson	2.9%
TJX Cos., Inc.	2.8%
CVS Caremark Corp.	2.8%
PepsiCo, Inc.	2.7%
Other	70.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Amounts listed as “–” are 0% or round to 0%

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.9%)
Consumer Discretionary (11.8%)
BorgWarner, Inc.	62,700	$6,466,251
Comcast Corp., Class A	272,100	12,946,518
Staples, Inc.	276,553	4,458,035
Starwood Hotels & Resorts Worldwide, Inc.	93,034	6,849,163
Target Corp.	115,400	7,476,766
TJX Cos., Inc.	196,900	11,969,551
		50,166,284
Consumer Staples (16.6%)
Costco Wholesale Corp.	64,400	7,599,200
CVS Caremark Corp.	190,800	11,879,208
Kellogg Co.	101,200	6,400,900
Kraft Foods Group, Inc.	160,500	8,727,990
PepsiCo, Inc.	138,763	11,668,581
Philip Morris International, Inc.	152,479	13,588,928
Procter & Gamble Co. (The)	134,000	10,820,500
		70,685,307
Energy (10.5%)
Apache Corp.	53,509	4,751,599
Chevron Corp.	82,200	9,860,712
ConocoPhillips	119,100	8,730,030
EOG Resources, Inc.	32,164	5,738,057
National Oilwell Varco, Inc.	112,800	9,157,104
Schlumberger Ltd.	67,812	6,355,341
		44,592,843
Financials (12.5%)
Aflac, Inc.	199,600	12,970,008
Charles Schwab Corp. (The)	299,800	6,790,470
IntercontinentalExchange, Inc.*	42,827	8,254,048
Royal Bank of Canada	157,611	10,584,493
Wells Fargo & Co.	334,600	14,284,074
		52,883,093
Health Care (13.5%)
Aetna, Inc.	164,400	10,307,880
Baxter International, Inc.	187,500	12,350,625
Gilead Sciences, Inc.*	86,800	6,161,932
Johnson & Johnson	133,000	12,317,130
Pfizer, Inc.	337,500	10,354,500
Quest Diagnostics, Inc.	100,600	6,026,946
		57,519,013
Industrials (8.9%)
Bombardier, Inc., Class B	846,041	3,846,194
Canadian National Railway Co.	88,500	9,728,805
Deere & Co.	75,463	6,175,892
Emerson Electric Co.	142,402	9,536,662
United Technologies Corp.	80,200	8,521,250
		37,808,803
Information Technology (16.2%)
Alliance Data Systems Corp.*	36,522	8,657,905
Cisco Systems, Inc.	320,900	7,220,250
Cognizant Technology Solutions Corp., Class A*	76,300	6,632,759
EMC Corp.	470,600	11,327,342
Oracle Corp.	307,600	10,304,600
QUALCOMM, Inc.	135,000	9,378,450
Solera Holdings, Inc.	86,254	4,849,200
Visa, Inc., Class A	52,900	10,403,843
		68,774,349
Materials (5.9%)
Monsanto Co.	42,925	4,501,974
Potash Corp. of Saskatchewan, Inc.	242,100	7,529,310
Praxair, Inc.	103,305	12,883,167
		24,914,451
Telecommunication Services (2.0%)
TELUS Corp.	244,768	8,557,493
Total Common Stocks		415,901,636
REPURCHASE AGREEMENT (2.1%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $9,103,000, collateralized by U.S. Treasury Note, maturing 11/15/2021; total market value of $9,285,341	$9,103,000	9,103,000
Total Repurchase Agreement		9,103,000
Total Investments (Cost $313,759,682) (a)—100.0%		425,004,636

Liabilities in excess of other assets—0.0%		(124,928)
Net Assets—100.0%		$424,879,708

*	Non-income producing security.
(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Assets and Liabilities

October 31, 2013

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Assets:
Investments, at value	$986,563,181	$27,079,139	$33,754,358	$11,785,872,407	$564,533,664
Repurchase agreements, at value	22,743,000	457,000	303,000	274,005,000	87,129,000

Total investments	1,009,306,181	27,536,139	34,057,358	12,059,877,407	651,662,664

Cash	354	944	558	364	252,164,955	*
Foreign currency, at value	2,733,550	13,071	22,445	2,503,792	25
Cash at broker for China A shares	–	–	2,866	–	–
Dividends receivable	426,310	8,026	19,955	21,875,087	425,472
Receivable for investments sold	–	10,627	–	–	16,338,487
Receivable for capital shares issued	1,330,955	14,422	596,051	12,862,155	638,672
Receivable from adviser	3,824	31,876	11,188	–	83,512
Prepaid expenses and other assets	42,323	23,301	34,661	664,823	51,148

Total assets	1,013,843,497	27,638,406	34,745,082	12,097,783,628	921,364,935

Liabilities:
Securities sold short, at value	–	–	–	–	242,858,217
Accrued foreign capital gains tax	1,911,441	58,690	–	26,724,612	–
Payable for investments purchased	305,266	4,991	–	–	14,374,573
Payable for capital shares redeemed	190,411	12,521	47,228	9,511,362	512,320
Payable for brokers related expenses for securities sold short	–	–	–	–	178,871
Payable for dividends on securities sold short	–	–	–	–	77,550
Distributions payable	–	–	86	89	–
Accrued expenses and other payables:
Investment advisory fees	838,561	30,047	36,495	9,095,680	640,260
Custodian fees	61,387	19,884	4,954	901,363	1,926
Administration fees	67,085	1,849	2,336	808,505	44,540
Transfer agent fees	82,563	6,670	8,406	487,322	53,184
Printing fees	89,661	6,113	4,099	98,146	6,003
Legal fees	13,253	664	544	163,749	9,334
Distribution fees	417	345	11,818	141,450	24,813
Administrative services fees	116	30	615	139,019	5,300
Fund accounting fees	7,014	666	1,176	50,555	3,131
Other	67,524	16,817	9,088	606,249	13,975

Total liabilities	3,634,699	159,287	126,845	48,728,101	258,803,997

Net Assets	$1,010,208,798	$27,479,119	$34,618,237	$12,049,055,527	$662,560,938

Cost:
Investments	$916,071,829	$25,392,672	$30,805,131	$10,401,968,934	$445,041,940
Repurchase agreements	22,743,000	457,000	303,000	274,005,000	87,129,000
Foreign currency	2,731,166	13,134	22,300	2,503,514	25

Proceeds:
Securities sold short	$–	$–	$–	$–	$192,070,351

Represented by:
Capital	$932,837,961	$22,339,239	$44,782,984	$10,705,318,739	$590,071,481
Accumulated net investment income/(loss)	3,536,120	89,210	104,092	50,848,697	(3,912,128)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	5,252,926	3,422,943	(13,218,245)	(64,272,463)	7,697,727
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	68,581,791	1,627,727	2,949,406	1,357,160,554	68,703,858

Net Assets	$1,010,208,798	$27,479,119	$34,618,237	$12,049,055,527	$662,560,938

Net Assets:
Class A Shares	$1,328,098	$1,388,546	$21,682,489	$417,895,659	$62,819,337
Class C Shares	145,692	60,746	7,703,702	49,825,963	12,104,402
Class R Shares	35,656	35,965	1,599,358	22,968,405	2,758,879
Institutional Service Class Shares	3,840,530	33,478	2,382,506	443,469,040	3,550,853
Institutional Class Shares	1,004,858,822	25,960,384	1,250,182	11,114,896,460	581,327,467

Total	$1,010,208,798	$27,479,119	$34,618,237	$12,049,055,527	$662,560,938

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the Prime Broker relating to the open short positions at October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Assets and Liabilities (continued)

October 31, 2013

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	110,538	116,914	1,055,589	27,306,415	5,183,059
Class C Shares	12,140	5,165	387,681	3,270,577	1,432,291
Class R Shares	2,967	3,038	78,829	1,504,491	235,986
Institutional Service Class Shares	319,336	2,781	115,534	28,981,536	289,121
Institutional Class Shares	83,462,161	2,179,129	60,577	725,864,463	46,994,283

Total	83,907,142	2,307,027	1,698,210	786,927,482	54,134,740

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.01	$11.88	$20.54	$15.30	$12.12
Class C Shares(a)	$12.00	$11.76	$19.87	$15.23	$8.45
Class R Shares	$12.02	$11.84	$20.29	$15.27	$11.69
Institutional Service Class Shares	$12.03	$12.04	$20.62	$15.30	$12.28
Institutional Class Shares	$12.04	$11.91	$20.64	$15.31	$12.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.74	$12.60	$21.79	$16.23	$12.86
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2013

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Assets:
Investments, at value	$5,839,442	$157,573,078	$32,563,401	$293,167,708	$1,009,334,003
Repurchase agreements, at value	141,000	2,575,000	–	6,006,000	34,762,000

Total investments	5,980,442	160,148,078	32,563,401	299,173,708	1,044,096,003

Foreign currency, at value	135	–	–	90,243	257,907
Cash	987	981	77,702	822	338
Dividends receivable	13,098	492,030	109,409	551,702	4,538,984
Receivable for capital shares issued	–	120	6,670	68,613	503,995
Receivable from adviser	16,742	–	7,671	51,418	–
Prepaid expenses	34,443	26,768	34,319	54,765	49,104

Total assets	6,045,847	160,667,977	32,799,172	299,991,271	1,049,446,331

Liabilities:
Payable for capital shares redeemed	–	1,192,819	39,740	788,708	708,063
Payable for investments purchased	1,875	–	–	188,695	–
Accrued expenses and other payables:
Investment advisory fees	4,500	158,263	19,598	275,429	704,672
Distribution fees	29	23,310	9,978	19,985	90,422
Transfer agent fees	735	13,517	6,587	23,413	87,266
Administration fees	400	10,788	2,240	20,336	70,467
Printing fees	2,161	4,128	2,025	25,593	30,304
Administrative services fees	–	9,379	1,545	5,797	41,848
Custodian fees	597	3,258	1,319	17,422	29,533
Legal fees	3,285	2,266	511	3,833	15,270
Fund accounting fees	545	1,200	1,052	2,662	10,190
Other	9,261	16,155	9,334	26,345	20,836

Total liabilities	23,388	1,435,083	93,929	1,398,218	1,808,871

Net Assets	$6,022,459	$159,232,894	$32,705,243	$298,593,053	$1,047,637,460

Cost:
Investments	$5,419,724	$131,941,777	$31,590,038	$273,571,033	$837,840,363
Repurchase agreements	141,000	2,575,000	–	6,006,000	34,762,000
Foreign currency	136	–	–	91,743	253,341

Represented by:
Capital	$5,559,576	$150,356,047	$61,497,444	$275,955,704	$1,006,154,162
Accumulated net investment income	31,393	449,383	174,034	500,809	4,321,872
Accumulated net realized gain/(loss) from investments and foreign currency transactions	11,580	(17,223,584)	(29,939,779)	2,540,626	(134,445,883)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	419,910	25,651,048	973,544	19,595,914	171,607,309

Net Assets	$6,022,459	$159,232,894	$32,705,243	$298,593,053	$1,047,637,460

Net Assets:
Class A Shares	$63,183	$83,799,992	$21,396,146	$80,190,929	$222,275,158
Class C Shares	10,954	5,277,529	4,345,265	2,207,761	42,861,125
Class R Shares	10,985	2,311,648	3,941,757	1,749,102	17,303,039
Institutional Service Class Shares	11,018	1,166	815,931	1,802,801	206,212,414
Institutional Class Shares	5,926,319	67,842,559	2,206,144	212,642,460	558,985,724

Total	$6,022,459	$159,232,894	$32,705,243	$298,593,053	$1,047,637,460

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	5,813	6,061,121	1,306,664	2,793,240	14,491,006
Class C Shares	1,010	401,258	279,191	81,856	2,954,908
Class R Shares	1,011	173,019	244,612	63,190	1,176,513
Institutional Service Class Shares	1,013	84	49,164	62,773	13,182,276
Institutional Class Shares	544,600	4,901,283	132,836	7,398,413	35,610,765

Total	553,447	11,536,765	2,012,467	10,399,472	67,415,468

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Assets and Liabilities (continued)

October 31, 2013

	Aberdeen European Equity Fund		Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.87		$13.83		$16.37	$28.71	$15.34
Class C Shares(a)	$10.85	(b)	$13.15		$15.56	$26.97	$14.51
Class R Shares	$10.87	(b)	$13.36		$16.11	$27.68	$14.71
Institutional Service Class Shares	$10.88		$13.88	(b)	$16.60	$28.72	$15.64
Institutional Class Shares	$10.88		$13.84		$16.61	$28.74	$15.70
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.53		$14.67		$17.37	$30.46	$16.28
Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2013 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2013

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Assets:
Investments, at value	$4,473,216	$133,656,079	$415,901,636
Repurchase agreements, at value	114,000	3,508,000	9,103,000

Total investments	4,587,216	137,164,079	425,004,636

Foreign currency, at value	10,606	–	–
Cash	673	859	2,594
Receivable for investments sold	–	466,717	–
Dividends receivable	3,563	24,289	432,953
Receivable for capital shares issued	–	79,897	6,155
Receivable from adviser	25,142	1,584	3,090
Prepaid expenses	35,511	21,612	36,862

Total assets	4,662,711	137,759,037	425,486,290

Liabilities:
Payable for capital shares redeemed	–	106,327	149,462
Accrued expenses and other payables:
Investment advisory fees	4,348	107,227	267,527
Distribution fees	17	44,654	67,611
Transfer agent fees	745	24,832	36,367
Printing fees	2,182	10,322	32,322
Administration fees	316	9,449	28,536
Legal fees	82	2,072	6,109
Custodian fees	1,437	973	1,675
Administrative services fees	–	3,814	–
Fund accounting fees	58	1,032	2,408
Other	9,226	48,061	14,565

Total liabilities	18,411	358,763	606,582

Net Assets	$4,644,300	$137,400,274	$424,879,708

Cost:
Investments	$4,895,183	$96,669,290	$304,656,682
Repurchase agreements	114,000	3,508,000	9,103,000
Foreign currency	10,783	–	–
Represented by:
Capital	$5,048,909	$534,361,355	$355,873,392
Accumulated net investment income/(loss)	15,916	(237,454)	786,249
Accumulated net realized loss from investments and foreign currency transactions	1,648	(433,710,416)	(43,023,703)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(422,173)	36,986,789	111,243,770

Net Assets	$4,644,300	$137,400,274	$424,879,708

Net Assets:
Class A Shares	$27,591	$81,916,034	$282,602,218
Class C Shares	9,175	32,663,563	9,637,247
Class R Shares	9,203	1,507,171	404,546
Institutional Service Class Shares	9,231	1,694,293	128,368,397
Institutional Class Shares	4,589,100	19,619,213	3,867,300

Total	$4,644,300	$137,400,274	$424,879,708

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Assets and Liabilities (concluded)

October 31, 2013

	Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,005		3,747,540	22,769,234
Class C Shares	1,002		1,672,751	845,403
Class R Shares	1,003		73,733	33,962
Institutional Service Class Shares	1,005		74,437	9,929,136
Institutional Class Shares	499,419		863,069	298,766

Total	505,434		6,431,530	33,876,501

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.18		$21.86	$12.41
Class C Shares(a)	$9.16		$19.53	$11.40
Class R Shares	$9.18	(b)	$20.44	$11.91
Institutional Service Class Shares	$9.19		$22.76	$12.93
Institutional Class Shares	$9.19		$22.73	$12.94
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.74		$23.19	$13.17
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2013 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Operations

For the Year Ended October 31, 2013

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long- Short Fund
INVESTMENT INCOME:
Dividend income	$23,672,658	$1,316,373	$1,040,777	$296,524,979	$9,019,843
Interest income	3,632	271	493	92,489	21,945
Foreign tax withholding	(761,951)	(74,069)	(26,782)	(26,718,446)	(104,882)
Other income	–	–	71	466,678	34,419

	22,914,339	1,242,575	1,014,559	270,365,700	8,971,325

Expenses:
Investment advisory fees	8,056,878	463,895	491,305	95,893,822	7,027,491
Administration fees	529,792	22,913	24,041	6,858,465	386,630
Distribution fees Class A	2,492	2,147	57,943	977,545	157,062
Distribution fees Class C	1,254	845	88,196	394,096	124,428
Distribution fees Class R	137	236	8,003	77,293	12,250
Administrative services fees Class A	–	20	3,719	306,191	37,924
Administrative services fees Class R	–	93	2,025	21,262	5,789
Administrative service fees Institutional Service Class	1,356	–	94	1,012,153	5,525
Transfer agent fees	708,513	41,879	76,160	5,980,147	623,343
Custodian fees	353,432	71,535	22,629	5,184,356	10,272
Dividend expense for securities sold short	–	–	–	–	4,118,163
Broker related expenses for securities sold short	–	–	–	–	2,159,956
Fund accounting fees	69,332	9,330	10,093	923,816	53,070
Registration and filing fees	114,550	97,008	73,485	677,933	96,796
Legal fees	31,486	1,467	1,549	419,166	30,235
Printing fees	120,941	16,613	13,152	282,442	35,456
Trustee fees	26,897	1,233	1,425	360,314	21,381
Audit fees	27,055	30,161	28,650	32,024	31,921
Other	60,021	15,791	8,771	567,221	36,857

Total operating expenses before reimbursed/waived expenses	10,104,136	775,166	911,240	119,968,246	14,974,549

Expenses reimbursed	(58,037)	(216,390)	(114,509)	–	–
Recoupment of expenses previously reimbursed	30,219	–	–	–	28,949
Broker related expenses for securities sold short reduced by investment adviser	–	–	–	–	(642,158)

Net expenses	10,076,318	558,776	796,731	119,968,246	14,361,340

Net Investment Income/(Loss)	12,838,021	683,799	217,828	150,397,454	(5,390,015)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short	5,288,489	3,529,171	2,736,788	(58,625,156)	9,857,053
Realized gain/(loss) on foreign currency transactions	(192,448)	(52,406)	6,605	(2,003,122)	7,139

Net realized gain/(loss) from investments and foreign currency transactions	5,096,041	3,476,765	2,743,393	(60,628,278)	9,864,192

Net change in unrealized appreciation/depreciation on investment transactions	26,134,056	(676,715)	(1,255,415)	200,943,159	73,960,972
Net change in unrealized appreciation/depreciation on securities sold short	–	–	–	–	(27,269,957)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	983	(125)	(2,254)	(7,717)	–

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	26,135,039	(676,840)	(1,257,669)	200,935,442	46,691,015

Net realized/unrealized gain from investments and foreign currency transactions	31,231,080	2,799,925	1,485,724	140,307,164	56,555,207

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$44,069,101	$3,483,724	$1,703,552	$290,704,618	$51,165,192

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Operations (continued)

For the Year Ended October 31, 2013

	Aberdeen European Equity Fund (a)	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
INVESTMENT INCOME:
Dividend income	$119,457	$4,654,745	$1,043,589	$4,802,056	$35,035,939
Interest income	9	775	–	2,934	10,241
Foreign tax withholding	(7,929)	(276,210)	(78,821)	(218,070)	(2,673,533)
Other income	–	1,770	179	16,653	–

	111,537	4,381,080	964,947	4,603,573	32,372,647

Expenses:
Investment advisory fees	28,864	1,301,713	274,243	2,314,462	8,331,669
Administration fees	2,566	93,174	23,065	143,469	654,573
Distribution fees Class A	30	200,272	61,506	204,654	557,188
Distribution fees Class C	73	45,912	48,287	16,816	407,883
Distribution fees Class R	31	11,743	23,062	7,913	77,889
Administrative services fees Class A	–	103,030	18,633	50,007	147,606
Administrative services fees Class R	–	1,555	1,988	274	11,373
Administrative service fees Institutional Service Class	–	–	–	1,448	240,146
Transfer agent fees	11,856	124,409	87,076	214,841	908,136
Registration and filing fees	48,709	51,078	66,930	99,924	115,473
Custodian fees	2,876	22,625	6,373	99,907	165,346
Printing fees	5,722	16,480	13,289	51,801	76,733
Fund accounting fees	4,391	18,755	6,639	19,654	101,725
Audit fees	29,561	27,987	26,330	27,987	31,921
Legal fees	5,110	5,654	1,527	8,274	41,036
Trustee fees	79	4,791	1,489	6,169	36,495
Other	2,784	21,767	7,063	13,761	62,898

Total operating expenses before reimbursed/waived expenses	142,652	2,050,945	667,500	3,281,361	11,968,090

Expenses reimbursed	(107,240)	–	(59,550)	(314,856)	–
Recoupment of expenses previously reimbursed	–	32,031	–	–	–

Net expenses	35,412	2,082,976	607,950	2,966,505	11,968,090

Net Investment Income	76,125	2,298,104	356,997	1,637,068	20,404,557

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	11,580	2,733,132	1,638,611	18,925,442	35,573,033
Realized gain/(loss) on foreign currency transactions	18,292	8,483	2,182	(191,377)	125,905

Net realized gain from investments and foreign currency transactions	29,872	2,741,615	1,640,793	18,734,065	35,698,938

Net change in unrealized appreciation/depreciation on investment transactions	419,718	16,368,529	(1,802,516)	(1,112,626)	79,587,922
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	192	10,186	775	(58)	57,994

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	419,910	16,378,715	(1,801,741)	(1,112,684)	79,645,916

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	449,782	19,120,330	(160,948)	17,621,381	115,344,854

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$525,907	$21,418,434	$196,049	$19,258,449	$135,749,411

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Operations (concluded)

For the Year Ended October 31, 2013

	Aberdeen Latin American Equity Fund (a)	Aberdeen Small Cap Fund	Aberdeen U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$89,892	$2,335,048	$8,146,472
Interest income	2	552	1,194
Foreign tax withholding	(7,132)	(12,089)	(161,829)
Other income	–	107,441	2,664

	82,762	2,430,952	7,988,501

Expenses:
Investment advisory fees	30,655	1,276,250	2,856,018
Administration fees	2,229	87,513	248,046
Distribution fees Class A	28	185,618	617,067
Distribution fees Class C	55	302,119	91,133
Distribution fees Class R	28	8,705	1,909
Administrative services fees Class A	–	52,311	65,788
Administrative services fees Class R	–	482	7
Administrative service fees Institutional Service Class	–	43	126,745
Transfer agent fees	11,820	260,130	231,970
Registration and filing fees	50,103	50,114	90,083
Printing fees	17,472	27,667	70,906
Audit fees	29,562	26,330	25,813
Fund accounting fees	271	13,024	33,176
Legal fees	13,823	5,585	15,744
Custodian fees	7,226	6,317	10,156
Trustee fees	69	5,109	13,049
Other	2,773	21,973	21,185

Total operating expenses before reimbursed/waived expenses	166,114	2,329,290	4,518,795

Expenses reimbursed	(129,774)	(161,028)	(188,906)
Reimbursement of administrative service fees	–	–	(192,540)

Net expenses	36,340	2,168,262	4,137,349

Net Investment Income	46,422	262,690	3,851,152

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions and securities sold short	1,648	26,659,781	28,619,850
Realized gain/(loss) on foreign currency transactions	(10,303)	501	6,729

Net realized gain/(loss) from investments and foreign currency transactions	(8,655)	26,660,282	28,626,579

Net change in unrealized appreciation/depreciation on investment transactions	(421,967)	17,899,156	52,760,819
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(206)	–	(894)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(422,173)	17,899,156	52,759,925

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(430,828)	44,559,438	81,386,504

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(384,406)	$44,822,128	$85,237,656

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$12,838,021	$9,368,137	$683,799	$306,576	$217,828	$666,478
Net realized gain from investments and foreign currency transactions	5,096,041	7,850,300	3,476,765	167,648	2,743,393	4,503,961
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	26,135,039	39,686,194	(676,840)	2,482,000	(1,257,669)	(2,305,846)

Changes in net assets resulting from operations	44,069,101	56,904,631	3,483,724	2,956,224	1,703,552	2,864,593

Distributions to Shareholders From:
Net investment income:
Class A	(21,613)	–	(13,755)	(69)	(80,620)	(554,160)
Class C	(597)	–	(814)	–	(7,388)	(136,898)
Class R	(343)	–	(922)	(1)	(2,838)	(19,942)
Institutional Service Class	(95,074)	(50,852)	(535)	(9)	(20,416)	(82,810)
Institutional Class	(17,550,974)	(7,809,944)	(872,369)	(1,303)	(8,923)	(35,939)
Net realized gains:
Class A	(10,353)	–	(1,878)	(310)	–	–
Class C	(145)	–	(355)	(22)	–	–
Class R	(145)	–	(411)	(22)	–	–
Institutional Service Class	(56,582)	(124,060)	(109)	(23)	–	–
Institutional Class	(8,269,423)	(19,029,050)	(228,951)	(3,390)	–	–

Change in net assets from shareholder distributions	(26,005,249)	(27,013,906)	(1,120,099)	(5,149)	(120,185)	(829,749)

Change in net assets from capital transactions	370,609,386	154,494,085	(4,440,579)	25,020,915	(5,447,029)	(3,475,198)

Change in net assets	388,673,238	184,384,810	(2,076,954)	27,971,990	(3,863,662)	(1,440,354)

Net Assets:
Beginning of year	621,535,560	437,150,750	29,556,073	1,584,083	38,481,899	39,922,253

End of year	$1,010,208,798	$621,535,560	$27,479,119	$29,556,073	$34,618,237	$38,481,899

Accumulated net investment income/(loss) at end of year	$3,536,120	$8,768,886	$89,210	$242,959	$104,092	$(86)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund			Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,135,226	$321,936	(a)	$1,381,458	$54,614	$6,054,729	$10,497,286
Dividends reinvested	31,842	–		13,257	339	63,336	425,188
Cost of shares redeemed(b)	(183,281)	(15,299	)(a)	(172,314)	(34,786)	(7,272,260)	(15,565,191)

Total Class A	983,787	306,637		1,222,401	20,167	(1,154,195)	(4,642,717)

Class C Shares
Proceeds from shares issued	186,223	10,000	(a)	143,771	–	598,913	1,666,436
Dividends reinvested	742	–		1,169	22	4,177	80,546
Cost of shares redeemed(b)	(49,765)	–		(103,049)	–	(2,429,709)	(2,117,814)

Total Class C	137,200	10,000		41,891	22	(1,826,619)	(370,832)

Class R Shares
Proceeds from shares issued	25,000	10,000	(a)	185,193	85,093	1,472,953	660,825
Dividends reinvested	488	–		1,333	23	2,066	10,541
Cost of shares redeemed(b)	–	–		(219,844)	(29,400)	(1,134,164)	(420,017)

Total Class R	25,488	10,000		(33,318)	55,716	340,855	251,349

Institutional Service Class Shares
Proceeds from shares issued	813,803	1,270,526		21,164	2,000	203,414	1,356,558
Dividends reinvested	143,784	171,801		644	31	20,045	79,040
Cost of shares redeemed(b)	(936,986)	(423,992)		(3,432)	–	(2,513,313)	(555,212)

Total Institutional Service Class	20,601	1,018,335		18,376	2,031	(2,289,854)	880,386

Institutional Class Shares
Proceeds from shares issued	508,352,727	323,512,549		28,029,587	29,236,333	799,991	1,104,149
Dividends reinvested	8,255,375	8,292,378		178,619	4,693	3,962	13,691
Cost of shares redeemed(b)	(147,165,792)	(178,655,814)		(33,898,135)	(4,298,047)	(1,321,169)	(711,224)

Total Institutional Class	369,442,310	153,149,113		(5,689,929)	24,942,979	(517,216)	406,616

Change in net assets from capital transactions:	$370,609,386	$154,494,085		$(4,440,579)	$25,020,915	$(5,447,029)	$(3,475,198)

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund			Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012		Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	95,658	29,247	(a)	114,842	5,340	294,803	549,437
Reinvested	2,706	–		1,150	40	3,149	22,192
Redeemed	(15,715)	(1,358	)(a)	(14,791)	(3,420)	(356,248)	(791,134)

Total Class A Shares	82,649	27,889		101,201	1,960	(58,296)	(219,505)

Class C Shares
Issued	15,487	896	(a)	12,465	–	30,354	88,533
Reinvested	64	–		105	3	213	4,373
Redeemed	(4,307)	–		(8,408)	–	(122,908)	(113,509)

Total Class C Shares	11,244	896		4,162	3	(92,341)	(20,603)

Class R Shares
Issued	2,029	896	(a)	15,662	8,052	71,253	34,464
Reinvested	42	–		119	3	103	560
Redeemed	–	–		(18,822)	(2,976)	(55,577)	(21,903)

Total Class R Shares	2,071	896		(3,041)	5,079	15,779	13,121

Institutional Service Class Shares
Issued	68,994	110,214		1,805	206	10,018	69,030
Reinvested	12,136	17,657		56	3	999	4,112
Redeemed	(78,581)	(38,971)		(289)	–	(125,128)	(28,737)

Total Institutional Service Class Shares	2,549	88,900		1,572	209	(114,111)	44,405

Institutional Class Shares
Issued	42,726,896	29,837,693		2,330,924	2,917,708	38,210	54,980
Reinvested	699,727	851,374		15,637	543	197	721
Redeemed	(12,553,270)	(16,409,461)		(2,818,175)	(427,633)	(63,090)	(36,451)

Total Institutional Class Shares	30,873,353	14,279,606		(471,614)	2,490,618	(24,683)	19,250

Total change in shares:	30,971,866	14,398,187		(367,720)	2,497,869	(273,652)	(163,332)

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2013 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$150,397,454	$101,361,844	$(5,390,015)	$(7,652,605)	$76,125
Net realized gain/(loss) from investments and foreign currency transactions	(60,628,278)	(2,745,235)	9,864,192	7,013,962	29,872
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	200,935,442	720,125,176	46,691,015	11,748,495	419,910

Changes in net assets resulting from operations	290,704,618	818,741,785	51,165,192	11,109,852	525,907

Distributions to Shareholders From:
Net investment income:
Class A	(5,048,737)	–	–	–	(140)
Class C	(259,688)	–	–	–	(103)
Class R	(153,775)	–	–	–	(115)
Institutional Service Class	(5,758,390)	(2,744,103)	–	–	(126)
Institutional Class	(172,424,810)	(63,220,634)	–	–	(62,585)
Net realized gains:
Class A	–	–	(715,656)	(920,293)	–
Class C	–	–	(203,541)	(238,771)	–
Class R	–	–	(23,468)	(21,361)	–
Institutional Service Class	–	(2,269,376)	(19,624)	(76,853)	–
Institutional Class	–	(43,737,299)	(5,267,106)	(3,875,819)	–

Change in net assets from shareholder distributions	(183,645,400)	(111,971,412)	(6,229,395)	(5,133,097)	(63,069)

Change in net assets from capital transactions	3,689,377,899	2,734,854,522	49,583,537	57,823,339	5,559,621

Change in net assets	3,796,437,117	3,441,624,895	94,519,334	63,800,094	6,022,459

Net Assets:
Beginning of year	8,252,618,410	4,810,993,515	568,041,604	504,241,510	–

End of year	$12,049,055,527	$8,252,618,410	$662,560,938	$568,041,604	$6,022,459

Accumulated net investment income/(loss) at end of year	$50,848,697	$86,773,267	$(3,912,128)	$(6,351,163)	$31,393

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2013 (a)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$330,432,793	$95,848,989	$18,447,027	$20,071,032	$61,719
Proceeds of shares issued in connection with fund merger	–	273,265,782	–	–	–
Dividends reinvested	4,241,056	–	596,044	780,786	140
Cost of shares redeemed(b)	(192,004,354)	(135,609,872)	(30,736,583)	(44,853,788)	(79)

Total Class A	142,669,495	233,504,899	(11,693,512)	(24,001,970)	61,780

Class C Shares
Proceeds from shares issued	39,095,136	4,624,040	1,257,209	1,385,411	14,974
Proceeds of shares issued in connection with fund merger	–	14,689,944	–	–	–
Dividends reinvested	174,990	–	84,449	92,459	103
Cost of shares redeemed(b)	(8,112,094)	(2,111,581)	(3,665,380)	(5,115,944)	(5,064)

Total Class C	31,158,032	17,202,403	(2,323,722)	(3,638,074)	10,013

Class R Shares
Proceeds from shares issued	18,397,912	3,200,360	1,806,122	655,809	10,000
Proceeds of shares issued in connection with fund merger	–	5,813,685	–	–	–
Dividends reinvested	111,946	–	23,468	21,362	115
Cost of shares redeemed(b)	(4,582,840)	(1,126,113)	(1,345,265)	(814,102)	–

Total Class R	13,927,018	7,887,932	484,325	(136,931)	10,115

Institutional Service Class Shares
Proceeds from shares issued	351,463,114	51,767,843	2,041,678	887,769	10,000
Dividends reinvested	5,747,629	5,012,334	19,624	76,856	126
Cost of shares redeemed(b)	(212,352,220)	(33,783,487)	(674,696)	(7,406,580)	–

Total Institutional Service Class	144,858,523	22,996,690	1,386,606	(6,441,955)	10,126

Institutional Class Shares
Proceeds from shares issued	4,703,129,038	3,011,644,097	172,025,893	211,326,252	5,405,000
Dividends reinvested	139,949,119	88,919,909	3,617,517	1,393,752	62,587
Cost of shares redeemed(b)	(1,486,313,326)	(647,301,408)	(113,913,570)	(120,677,735)	–

Total Institutional Class	3,356,764,831	2,453,262,598	61,729,840	92,042,269	5,467,587

Change in net assets from capital transactions:	$3,689,377,899	$2,734,854,522	$49,583,537	$57,823,339	$5,559,621

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2013 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	21,501,416	6,726,716	1,557,419	1,790,646	5,806
Issued in connection with fund merger	–	20,900,508	–	–	–
Reinvested	277,875	–	52,608	71,175	14
Redeemed	(12,745,099)	(9,355,001)	(2,635,279)	(4,007,145)	(7)

Total Class A Shares	9,034,192	18,272,223	(1,025,252)	(2,145,324)	5,813

Class C Shares
Issued	2,510,522	317,602	153,297	174,193	1,477
Issued in connection with fund merger	–	1,123,548	–	–	–
Reinvested	11,394	–	10,622	11,869	10
Redeemed	(544,003)	(148,486)	(450,169)	(644,409)	(477)

Total Class C Shares	1,977,913	1,292,664	(286,250)	(458,347)	1,010

Class R Shares
Issued	1,212,154	225,845	157,458	60,051	1,000
Issued in connection with fund merger	–	444,655	–	–	–
Reinvested	7,348	–	2,139	2,000	11
Redeemed	(303,149)	(82,362)	(117,233)	(74,743)	–

Total Class R Shares	916,353	588,138	42,364	(12,692)	1,011

Institutional Service Class Shares
Issued	23,420,313	3,843,252	170,253	77,514	1,000
Reinvested	378,676	398,120	1,711	6,924	13
Redeemed	(14,728,530)	(2,514,302)	(57,146)	(651,444)	–

Total Institutional Service Class Shares	9,070,459	1,727,070	114,818	(567,006)	1,013

Institutional Class Shares
Issued	305,846,508	215,840,887	14,422,315	18,531,177	538,397
Reinvested	9,205,616	7,068,355	313,749	125,224	6,203
Redeemed	(98,650,993)	(46,406,255)	(9,564,705)	(10,634,829)	–

Total Institutional Class Shares	216,401,131	176,502,987	5,171,359	8,021,572	544,600

Total change in shares:	237,400,048	198,383,082	4,017,039	4,838,203	553,447

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,298,104	$1,131,616	$356,997	$500,189	$1,637,068	$371,674
Net realized gain from investments and foreign currency transactions	2,741,615	620,684	1,640,793	1,687,087	18,734,065	1,031,503
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	16,378,715	5,435,071	(1,801,741)	(1,737,883)	(1,112,684)	10,388,623

Changes in net assets resulting from operations	21,418,434	7,187,371	196,049	449,393	19,258,449	11,791,800

Distributions to Shareholders From:
Net investment income:
Class A	(979,784)	(625,637)	(207,053)	(320,791)	(188,712)	(803,572)
Class C	(39,361)	(47,202)	(16,640)	(47,903)	(709)	(2,143)
Class R	(27,593)	(26,263)	(30,899)	(47,105)	(1,939)	(2,552)
Institutional Service Class	(17)	(16)	(10,586)	(18,242)	(3,023)	(677)
Institutional Class	(957,701)	(248,106)	(43,600)	(91,666)	(489,237)	(63,209)

Change in net assets from shareholder distributions	(2,004,456)	(947,224)	(308,778)	(525,707)	(683,620)	(872,153)

Change in net assets from capital transactions	18,177,358	76,398,285	(15,081,451)	(12,522,093)	194,005,602	20,627,524

Change in net assets	37,591,336	82,638,432	(15,194,180)	(12,598,407)	212,580,431	31,547,171

Net Assets:
Beginning of year	121,641,558	39,003,126	47,899,423	60,497,830	86,012,622	54,465,451

End of year	$159,232,894	$121,641,558	$32,705,243	$47,899,423	$298,593,053	$86,012,622

Accumulated net investment income at end of year	$449,383	$148,126	$174,034	$123,726	$500,809	$254,749

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$13,426,910	$45,565,609	$3,286,264	$4,862,902	$45,209,436	$6,187,053
Proceeds of shares issued in connection with fund merger	–	9,987,808	–	–	–	–
Dividends reinvested	937,359	577,767	167,898	262,990	180,669	762,623
Cost of shares redeemed(a)	(18,715,827)	(9,258,017)	(10,928,895)	(11,137,006)	(33,274,708)	(6,754,755)

Total Class A	(4,351,558)	46,873,167	(7,474,733)	(6,011,114)	12,115,397	194,921

Class I Shares
Class C Shares
Proceeds from shares issued	2,221,481	263,495	821,888	621,287	2,254,947	285,489
Proceeds of shares issued in connection with fund merger	–	1,499,261	–	–	–	–
Dividends reinvested	25,253	24,261	8,630	23,417	574	759
Cost of shares redeemed(a)	(890,765)	(1,218,708)	(2,255,624)	(3,216,824)	(670,676)	(60,810)

Total Class C	1,355,969	568,309	(1,425,106)	(2,572,120)	1,584,845	225,438

Class R Shares
Proceeds from shares issued	1,216,077	1,611,869	1,731,608	3,083,959	2,078,921	266,933
Proceeds of shares issued in connection with fund merger	–	392,197	–	–	–	–
Dividends reinvested	10,784	2,273	5,788	8,581	1,406	2,374
Cost of shares redeemed(a)	(1,500,674)	(444,298)	(3,050,366)	(3,490,512)	(950,795)	(19,370)

Total Class R	(273,813)	1,562,041	(1,312,970)	(397,972)	1,129,532	249,937

Institutional Service Class Shares
Proceeds from shares issued	–	–	6,863	27,858	1,765,934	5,587
Proceeds of shares issued in connection with fund merger	–	871	–	–	–	–
Dividends reinvested	17	16	10,191	17,578	3,023	677
Cost of shares redeemed(a)	–	–	(353,904)	(450,423)	(52,009)	(2,435)

Total Institutional Service Class	17	887	(336,850)	(404,987)	1,716,948	3,829

Institutional Class Shares
Proceeds from shares issued	27,535,793	27,196,254	934,055	2,536,787	271,260,592	19,951,015
Proceeds of shares issued in connection with fund merger	–	61,984	–	–	–	–
Dividends reinvested	953,311	240,213	32,466	73,664	464,209	63,210
Cost of shares redeemed(a)	(7,042,361)	(104,570)	(5,498,313)	(5,746,351)	(94,265,921)	(60,826)

Total Institutional Class	21,446,743	27,393,881	(4,531,792)	(3,135,900)	177,458,880	19,953,399

Change in net assets from capital transactions:	$18,177,358	$76,398,285	$(15,081,451)	$(12,522,093)	$194,005,602	$20,627,524

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	1,031,376	3,925,267	204,819	294,383	1,643,895	252,194
Issued in connection with fund merger	–	935,266	–	–	–	–
Reinvested	72,553	50,825	10,613	16,938	6,631	38,093
Redeemed	(1,446,336)	(794,999)	(681,553)	(691,624)	(1,195,543)	(295,263)

Total Class A Shares	(342,407)	4,116,359	(466,121)	(380,303)	454,983	(4,976)

Class I Shares
Class C Shares
Issued	179,169	24,134	53,637	40,275	86,472	12,348
Issued in connection with fund merger	–	146,942	–	–	–	–
Reinvested	2,057	2,234	562	1,607	23	40
Redeemed	(72,640)	(109,891)	(147,860)	(208,118)	(25,895)	(2,865)

Total Class C Shares	108,586	63,419	(93,661)	(166,236)	60,600	9,523

Class R Shares
Issued	96,717	141,987	110,229	191,684	78,191	11,909
Issued in connection with fund merger	–	37,943	–	–	–	–
Reinvested	862	208	370	565	54	123
Redeemed	(119,639)	(40,221)	(194,886)	(218,368)	(34,964)	(912)

Total Class R Shares	(22,060)	139,917	(84,287)	(26,119)	43,281	11,120

Institutional Service Class Shares
Issued	–	–	422	1,674	62,743	246
Issued in connection with fund merger	–	82	–	–	–	–
Reinvested	1	1	639	1,102	109	33
Redeemed	–	–	(21,900)	(27,932)	(1,831)	(98)

Total Institutional Service Class Shares	1	83	(20,839)	(25,156)	61,021	181

Institutional Class Shares
Issued	2,112,042	2,296,669	57,079	154,048	9,822,526	785,867
Issued in connection with fund merger	–	5,802	–	–	–	–
Reinvested	73,567	21,145	2,004	4,627	16,867	3,162
Redeemed	(539,683)	(8,993)	(336,161)	(354,039)	(3,375,220)	(2,545)

Total Institutional Class Shares	1,645,926	2,314,623	(277,078)	(195,364)	6,464,173	786,484

Total change in shares:	1,390,046	6,634,401	(941,986)	(793,178)	7,084,058	802,332

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2013 (a)	Year Ended October 31, 2013	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$20,404,557	$18,998,183	$46,422	$262,690	$(811,156)
Net realized gain/(loss) from investments and foreign currency transactions	35,698,938	14,605,696	(8,655)	26,660,282	12,861,600
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	79,645,916	6,218,921	(422,173)	17,899,156	7,798,188

Changes in net assets resulting from operations	135,749,411	39,822,800	(384,406)	44,822,128	19,848,632

Distributions to Shareholders From:
Net investment income:
Class A	(3,436,672)	(4,358,357)	(72)	–	–
Class C	(435,813)	(558,655)	(18)	–	–
Class R	(207,618)	(200,352)	(29)	–	–
Institutional Service Class	(3,378,869)	(5,107,636)	(41)	–	–
Institutional Class	(10,389,137)	(7,937,092)	(20,088)	–	–

Change in net assets from shareholder distributions	(17,848,109)	(18,162,092)	(20,248)	–	–

Change in net assets from capital transactions	15,246,609	461,392,821	5,048,954	(47,793,681)	(60,591,347)

Change in net assets	133,147,911	483,053,529	4,644,300	(2,971,553)	(40,742,715)

Net Assets:
Beginning of year	914,489,549	431,436,020	–	140,371,827	181,114,542

End of year	$1,047,637,460	$914,489,549	$4,644,300	$137,400,274	$140,371,827

Accumulated net investment income/(loss) at end of year	$4,321,872	$1,639,519	$15,916	$(237,454)	$(964,396)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2013 (a)	Year Ended October 31, 2013	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$87,658,591	$135,244,292	$28,706	$9,518,949	$6,661,524
Dividends reinvested	2,703,363	3,687,464	72	–	–
Cost of shares redeemed(b)	(94,124,783)	(103,049,148)	–	(21,775,537)	(38,775,463)

Total Class A	(3,762,829)	35,882,608	28,778	(12,256,588)	(32,113,939)

Class C Shares
Proceeds from shares issued	11,604,198	12,781,075	10,000	1,501,616	1,037,027
Dividends reinvested	266,825	340,514	18	–	–
Cost of shares redeemed(b)	(9,462,977)	(6,875,095)	–	(8,086,938)	(10,537,803)

Total Class C	2,408,046	6,246,494	10,018	(6,585,322)	(9,500,776)

Class R Shares
Proceeds from shares issued	9,775,788	5,739,966	10,000	2,479,803	666,174
Dividends reinvested	138,887	162,918	29	–	–
Cost of shares redeemed(b)	(5,953,092)	(5,143,855)	–	(3,718,997)	(2,127,762)

Total Class R	3,961,583	759,029	10,029	(1,239,194)	(1,461,588)

Institutional Service Class Shares
Proceeds from shares issued	35,867,973	46,489,529	10,000	1,494,835	3,523,220
Proceeds of shares issued in connection with fund merger	–	3,627,994	–	–	–
Dividends reinvested	3,280,108	4,953,125	41	–	–
Cost of shares redeemed(b)	(49,735,702)	(91,937,452)	–	(13,650,601)	(8,604,558)

Total Institutional Service Class	(10,587,621)	(36,866,804)	10,041	(12,155,766)	(5,081,338)

Institutional Class Shares
Proceeds from shares issued	186,138,494	200,411,866	4,970,000	8,755,994	9,366,663
Proceeds of shares issued in connection with fund merger	–	280,728,000	–	–	–
Dividends reinvested	10,079,137	7,717,584	20,088	–	–
Cost of shares redeemed(b)	(172,990,201)	(33,485,956)	–	(24,312,805)	(21,800,369)

Total Institutional Class	23,227,430	455,371,494	4,990,088	(15,556,811)	(12,433,706)

Change in net assets from capital transactions:	$15,246,609	$461,392,821	$5,048,954	$(47,793,681)	$(60,591,347)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2013 (a)	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	6,051,528	10,171,984	2,997	510,191	435,687
Reinvested	188,690	284,349	8	–	–
Redeemed	(6,527,229)	(7,867,429)	–	(1,190,626)	(2,564,079)

Total Class A Shares	(287,011)	2,588,904	3,005	(680,435)	(2,128,392)

Class C Shares
Issued	843,066	1,009,482	1,000	86,665	76,576
Reinvested	19,718	27,667	2	–	–
Redeemed	(687,095)	(551,569)	–	(499,461)	(770,451)

Total Class C Shares	175,689	485,580	1,002	(412,796)	(693,875)

Class R Shares
Issued	708,466	449,766	1,000	134,168	46,660
Reinvested	10,116	13,029	3	–	–
Redeemed	(427,291)	(409,993)	–	(208,171)	(151,483)

Total Class R Shares	291,291	52,802	1,003	(74,003)	(104,823)

Institutional Service Class Shares
Issued	2,485,356	3,477,179	1,000	82,657	224,176
Issued in connection with fund merger	–	261,566	–	–	–
Reinvested	224,291	373,979	5	–	–
Redeemed	(3,371,504)	(6,861,026)	–	(731,370)	(537,932)

Total Institutional Service Class Shares	(661,857)	(2,748,302)	1,005	(648,713)	(313,756)

Institutional Class Shares
Issued	12,600,525	14,852,403	497,162	455,543	593,978
Issued in connection with fund merger	–	20,173,328	–	–	–
Reinvested	686,863	576,714	2,257	–	–
Redeemed	(11,893,143)	(2,476,398)	–	(1,195,844)	(1,406,463)

Total Institutional Class Shares	1,394,245	33,126,047	499,419	(740,301)	(812,485)

Total change in shares:	912,357	33,505,031	505,434	(2,556,248)	(4,053,331)

(a)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,851,152	$2,998,321
Net realized gain from investments and foreign currency transactions	28,626,579	21,387,840
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	52,759,925	10,296,229

Changes in net assets resulting from operations	85,237,656	34,682,390

Distributions to Shareholders From:
Net investment income:
Class A	(2,037,012)	(1,285,812)
Class C	(28,839)	(12,112)
Class R	(2,696)	(2,432)
Institutional Service Class	(1,223,164)	(1,011,527)
Institutional Class	(38,320)	(28,752)

Change in net assets from shareholder distributions	(3,330,031)	(2,340,635)

Change in net assets from capital transactions	29,707,383	(51,803,585)

Change in net assets	111,615,008	(19,461,830)

Net Assets:
Beginning of year	313,264,700	332,726,530

End of year	$424,879,708	$313,264,700

Accumulated net investment income at end of year	$786,249	$259,878

See accompanying notes to financial statements.

2013 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$6,599,247	$3,273,818
Proceeds of shares issued in connection with fund merger	67,631,922	–
Dividends reinvested	1,815,113	1,131,920
Cost of shares redeemed(a)	(33,331,464)	(32,400,026)

Total Class A	42,714,818	(27,994,288)

Class C Shares
Proceeds from shares issued	1,036,346	302,298
Proceeds of shares issued in connection with fund merger	1,714,810	–
Dividends reinvested	12,498	4,541
Cost of shares redeemed(a)	(2,968,493)	(2,629,490)

Total Class C	(204,839)	(2,322,651)

Class R Shares
Proceeds from shares issued	187,787	85,452
Dividends reinvested	27	11
Cost of shares redeemed(a)	(282,583)	(595,673)

Total Class R	(94,769)	(510,210)

Institutional Service Class Shares
Proceeds from shares issued	1,900,910	2,555,797
Dividends reinvested	1,175,630	972,875
Cost of shares redeemed(a)	(16,276,496)	(23,390,023)

Total Institutional Service Class	(13,199,956)	(19,861,351)

Institutional Class Shares
Proceeds from shares issued	1,987,265	1,182,659
Dividends reinvested	31,544	22,221
Cost of shares redeemed(a)	(1,526,680)	(2,319,965)

Total Institutional Class	492,129	(1,115,085)

Change in net assets from capital transactions:	$29,707,383	$(51,803,585)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Equity Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	589,004	342,739
Issued in connection with fund merger	6,235,828	–
Reinvested	162,071	119,149
Redeemed	(2,989,788)	(3,391,191)

Total Class A Shares	3,997,115	(2,929,303)

Class C Shares
Issued	100,273	35,284
Issued in connection with fund merger	171,858	–
Reinvested	1,240	535
Redeemed	(288,282)	(298,707)

Total Class C Shares	(14,911)	(262,888)

Class R Shares
Issued	17,442	9,466
Reinvested	2	1
Redeemed	(26,925)	(65,739)

Total Class R Shares	(9,481)	(56,272)

Institutional Service Class Shares
Issued	162,325	261,098
Reinvested	101,665	98,229
Redeemed	(1,429,336)	(2,361,104)

Total Institutional Service Class Shares	(1,165,346)	(2,001,777)

Institutional Class Shares
Issued	176,313	121,851
Reinvested	2,705	2,236
Redeemed	(129,201)	(229,463)

Total Institutional Class Shares	49,817	(105,376)

Total change in shares:	2,857,194	(5,355,616)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$11.73	$0.17	$0.54	$0.71	$(0.27)	$(0.16)	$(0.43)	$–	$12.01
Period Ended October 31, 2012(g)	11.26	0.01	0.46	0.47	–	–	–	–	11.73
Class C Shares
Year Ended October 31, 2013	11.66	0.13	0.50	0.63	(0.13)	(0.16)	(0.29)	–	12.00
Period Ended October 31, 2012(g)	11.26	0.12	0.28	0.40	–	–	–	–	11.66
Class R Shares
Year Ended October 31, 2013	11.70	0.18	0.51	0.69	(0.21)	(0.16)	(0.37)	–	12.02
Period Ended October 31, 2012(g)	11.26	0.15	0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Year Ended October 31, 2013	11.73	0.16	0.58	0.74	(0.28)	(0.16)	(0.44)	–	12.03
Year Ended October 31, 2012	11.34	0.22	0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.21	1.60	1.81	–	–	–	–	11.81
Institutional Class Shares
Year Ended October 31, 2013	11.74	0.19	0.56	0.75	(0.29)	(0.16)	(0.45)	–	12.04
Year Ended October 31, 2012	11.34	0.22	0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34
Period Ended October 31, 2010(h)	10.00	0.23	1.59	1.82	–	–	–	–	11.82

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

6.12%	$1,328	1.50%	1.43%	1.51%	3.33%
4.17%	327	1.45%	0.19%	1.46%	21.73%

5.47%	146	2.25%	1.09%	2.26%	3.33%
3.55%	10	2.18%	1.56%	2.19%	21.73%

5.97%	36	1.75%	1.50%	1.76%	3.33%
3.91%	10	1.69%	2.05%	1.70%	21.73%

6.44%	3,841	1.28%	1.35%	1.29%	3.33%
11.83%	3,717	1.24%	2.00%	1.25%	21.73%
(3.20%)	2,584	1.23%	1.95%	1.23%	25.31%
18.10%	2,989	1.23%	1.94%	1.76%	1.15%

6.48%	1,004,859	1.25%	1.59%	1.26%	3.33%
11.92%	617,471	1.22%	2.01%	1.23%	21.73%
(3.28%)	434,567	1.23%	2.04%	1.23%	25.31%
18.20%	351,085	1.24%	2.23%	1.30%	1.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 16, 2009 (commencement of operations) through October 31, 2010.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$11.01	$0.24	$1.00	$1.24	$(0.28)	$(0.09)	$(0.37)	$–	$11.88
Year Ended October 31, 2012	8.95	0.15	1.93	2.08	–	(0.02)	(0.02)	–	11.01
Period Ended October 31, 2011(g)	10.00	0.01	(1.06)	(1.05)	–	–	–	–	8.95
Class C Shares
Year Ended October 31, 2013	10.90	0.11	1.03	1.14	(0.19)	(0.09)	(0.28)	–	11.76
Year Ended October 31, 2012	8.93	0.06	1.93	1.99	–	(0.02)	(0.02)	–	10.90
Period Ended October 31, 2011(g)	10.00	0.01	(1.08)	(1.07)	–	–	–	–	8.93
Class R Shares
Year Ended October 31, 2013	10.98	0.05	1.09	1.14	(0.19)	(0.09)	(0.28)	–	11.84
Year Ended October 31, 2012	8.94	0.05	2.01	2.06	–	(0.02)	(0.02)	–	10.98
Period Ended October 31, 2011(g)	10.00	0.02	(1.08)	(1.06)	–	–	–	–	8.94
Institutional Service Class Shares
Year Ended October 31, 2013	11.05	0.24	1.16	1.40	(0.32)	(0.09)	(0.41)	–	12.04
Year Ended October 31, 2012	8.96	0.16	1.96	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96
Institutional Class Shares
Year Ended October 31, 2013	11.05	0.23	1.04	1.27	(0.32)	(0.09)	(0.41)	–	11.91
Year Ended October 31, 2012	8.96	0.18	1.94	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(g)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	PortfolioTurnover (f)

11.43%		$1,389	1.77%	2.08%	2.41%	58.61%
23.41%		173	1.95%	1.49%	2.83%	9.52%
(10.50%)		123	1.95%	0.43%	19.61%	1.68%

10.58%		61	2.54%	0.96%	3.16%	58.61%
22.38	%(h)	11	2.70%	0.65%	3.58%	9.52%
(10.70%)		9	2.70%	0.19%	20.48%	1.68%

10.48%		36	2.28%	0.45%	2.86%	58.61%
23.16%		67	2.39%	0.48%	3.26%	9.52%
(10.60%)		9	2.20%	0.69%	19.98%	1.68%

12.85%		33	1.54%	2.00%	2.16%	58.61%
23.77	%(h)	13	1.70%	1.65%	2.58%	9.52%
(10.40%)		9	1.70%	1.19%	19.48%	1.68%

11.63%		25,960	1.56%	1.92%	2.16%	58.61%
23.77%		29,292	1.70%	1.78%	2.58%	9.52%
(10.40%)		1,434	1.70%	1.19%	19.48%	1.68%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013(f)	$19.64	$0.15	$0.82	$0.97	$(0.08)	$–	$(0.08)	$0.01	$20.54
Year Ended October 31, 2012(f)	18.81	0.35	0.88	1.23	(0.41)	–	(0.41)	0.01	19.64
Year Ended October 31, 2011(f)	20.66	0.21	(1.91)	(1.70)	(0.16)	–	(0.16)	0.01	18.81
Year Ended October 31, 2010(f)	16.40	0.14	4.21	4.35	(0.09)	–	(0.09)	–	20.66
Year Ended October 31, 2009	9.92	0.12	6.50	6.62	(0.12)	(0.02)	(0.14)	–	16.40
Class C Shares
Year Ended October 31, 2013(f)	19.09	(0.01)	0.81	0.80	(0.02)	–	(0.02)	–	19.87
Year Ended October 31, 2012(f)	18.30	0.19	0.87	1.06	(0.28)	–	(0.28)	0.01	19.09
Year Ended October 31, 2011(f)	20.09	0.02	(1.80)	(1.78)	(0.02)	–	(0.02)	0.01	18.30
Year Ended October 31, 2010(f)	15.97	0.01	4.11	4.12	–	–	–	–	20.09
Year Ended October 31, 2009	9.69	0.04	6.31	6.35	(0.05)	(0.02)	(0.07)	–	15.97
Class R Shares
Year Ended October 31, 2013(f)	19.43	0.10	0.79	0.89	(0.03)	–	(0.03)	–	20.29
Year Ended October 31, 2012(f)	18.62	0.26	0.89	1.15	(0.35)	–	(0.35)	0.01	19.43
Year Ended October 31, 2011(f)	20.46	0.14	(1.88)	(1.74)	(0.11)	–	(0.11)	0.01	18.62
Year Ended October 31, 2010(f)	16.26	0.17	4.10	4.27	(0.07)	–	(0.07)	–	20.46
Year Ended October 31, 2009	9.85	0.09	6.45	6.54	(0.11)	(0.02)	(0.13)	–	16.26
Institutional Service Class Shares
Year Ended October 31, 2013(f)	19.72	0.18	0.84	1.02	(0.13)	–	(0.13)	0.01	20.62
Year Ended October 31, 2012(f)	18.88	0.38	0.91	1.29	(0.46)	–	(0.46)	0.01	19.72
Year Ended October 31, 2011(f)	20.73	0.22	(1.87)	(1.65)	(0.21)	–	(0.21)	0.01	18.88
Year Ended October 31, 2010(f)	16.44	0.18	4.25	4.43	(0.14)	–	(0.14)	–	20.73
Year Ended October 31, 2009	9.94	0.10	6.57	6.67	(0.15)	(0.02)	(0.17)	–	16.44
Institutional Class Shares
Year Ended October 31, 2013(f)	19.74	0.19	0.83	1.02	(0.13)	–	(0.13)	0.01	20.64
Year Ended October 31, 2012(f)	18.90	0.39	0.90	1.29	(0.46)	–	(0.46)	0.01	19.74
Year Ended October 31, 2011(f)	20.74	0.25	(1.89)	(1.64)	(0.21)	–	(0.21)	0.01	18.90
Year Ended October 31, 2010(f)	16.49	0.18	4.21	4.39	(0.14)	–	(0.14)	–	20.74
Year Ended October 31, 2009	9.97	0.31	6.37	6.68	(0.14)	(0.02)	(0.16)	–	16.49

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

4.98%	$21,682	1.89%	0.71%	2.18%	14.51%
6.68%	21,882	1.90%	1.81%	2.13%	21.42%
(8.20%)	25,086	1.89%	1.02%	2.12%	20.44%
26.58%	27,216	1.88%	0.77%	2.18%	27.91%
66.96%	20,812	1.86%	1.00%	2.75%	103.66%

4.18%	7,704	2.62%	(0.06%)	2.91%	14.51%
5.90%	9,164	2.62%	1.02%	2.85%	21.42%
(8.78%)	9,161	2.62%	0.11%	2.84%	20.44%
25.74%	14,438	2.62%	0.03%	2.90%	27.91%
65.61%	15,622	2.62%	0.20%	3.46%	103.66%

4.61%	1,599	2.25%	0.47%	2.54%	14.51%
6.32%	1,225	2.24%	1.36%	2.47%	21.42%
(8.44%)	930	2.20%	0.71%	2.43%	20.44%
26.30%	578	2.12%	0.95%	2.43%	27.91%
66.59%	151	2.10%	0.82%	2.96%	103.66%

5.22%	2,383	1.62%	0.88%	1.91%	14.51%
6.99%	4,529	1.62%	1.99%	1.85%	21.42%
(7.92%)	3,498	1.62%	1.08%	1.84%	20.44%
27.00%	5,138	1.62%	1.03%	1.91%	27.91%
67.29%	4,814	1.62%	1.24%	2.53%	103.66%

5.22%	1,250	1.62%	0.90%	1.91%	14.51%
6.99%	1,683	1.62%	2.01%	1.85%	21.42%
(7.91%)	1,247	1.62%	1.20%	1.84%	20.44%
26.73%	1,448	1.62%	0.98%	1.87%	27.91%
67.25%	3,391	1.62%	1.30%	2.57%	103.66%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$15.00	$0.17	$0.36	$0.53	$(0.23)	$–	$(0.23)	$–	$15.30
Period Ended October 31, 2012(g)	13.07	0.09	1.84	1.93	–	–	–	–	15.00
Class C Shares
Year Ended October 31, 2013	14.95	0.09	0.34	0.43	(0.15)	–	(0.15)	–	15.23
Period Ended October 31, 2012(g)	13.07	0.05	1.83	1.88	–	–	–	–	14.95
Class R Shares
Year Ended October 31, 2013	14.98	0.14	0.35	0.49	(0.20)	–	(0.20)	–	15.27
Period Ended October 31, 2012(g)	13.07	0.08	1.83	1.91	–	–	–	–	14.98
Institutional Service Class Shares
Year Ended October 31, 2013	14.99	0.19	0.35	0.54	(0.23)	–	(0.23)	–	15.30
Year Ended October 31, 2012	13.68	0.18	1.40	1.58	(0.15)	(0.12)	(0.27)	–	14.99
Year Ended October 31, 2011	14.29	0.22	(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Period Ended October 31, 2010(h)	11.65	0.08	2.78	2.86	(0.22)	–	(0.22)	–	14.29
Institutional Class Shares
Year Ended October 31, 2013	15.02	0.22	0.36	0.58	(0.29)	–	(0.29)	–	15.31
Year Ended October 31, 2012	13.70	0.22	1.40	1.62	(0.18)	(0.12)	(0.30)	–	15.02
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70
Year Ended October 31, 2010	10.92	0.21	3.37	3.58	(0.22)	–	(0.22)	–	14.28
Year Ended October 31, 2009	6.80	0.16	4.16	4.32	(0.05)	(0.15)	(0.20)	–	10.92

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

3.50%	$417,896	1.43%	1.13%	1.43%	2.79%
14.77%	274,047	1.40%	1.46%	1.40%	1.14%

2.85%	49,826	2.10%	0.60%	2.10%	2.79%
14.38%	19,328	2.09%	0.77%	2.09%	1.14%

3.26%	22,968	1.74%	0.90%	1.74%	2.79%
14.61%	8,811	1.64%	1.19%	1.64%	1.14%

3.61%	443,469	1.35%	1.22%	1.35%	2.79%
11.94%	298,472	1.29%	1.31%	1.29%	1.14%
(3.41%)	248,725	1.21%	1.55%	1.29%	1.51%
25.04%	145,837	0.95%	0.65%	1.04%	1.03%

3.86%	11,114,896	1.10%	1.43%	1.10%	2.79%
12.25%	7,651,960	1.05%	1.59%	1.05%	1.14%
(3.14%)	4,562,269	0.95%	1.87%	1.03%	1.51%
33.20%	2,742,864	0.95%	1.70%	1.05%	1.03%
65.59%	982,836	0.95%	1.90%	1.14%	9.00%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(h)	For the period from November 24, 2009 (commencement of operations) through October 31, 2010.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013(g)	$11.29	$(0.14)	$1.10	$0.96	$(0.13)	$(0.13)	$–	$12.12
Year Ended October 31, 2012(g)	11.17	(0.19)	0.42	0.23	(0.11)	(0.11)	–	11.29
Year Ended October 31, 2011(g)	11.35	(0.20)	0.02	(0.18)	–	–	–	11.17
Year Ended October 31, 2010(g)	10.66	(0.18)	0.87	0.69	–	–	–	11.35
Year Ended October 31, 2009	10.47	(0.16)	0.35	0.19	–	–	–	10.66
Class C Shares
Year Ended October 31, 2013(g)	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	–	8.45
Year Ended October 31, 2012(g)	7.97	(0.19)	0.29	0.10	(0.11)	(0.11)	–	7.96
Year Ended October 31, 2011(g)	8.16	(0.20)	0.01	(0.19)	–	–	–	7.97
Year Ended October 31, 2010(g)	7.71	(0.19)	0.64	0.45	–	–	–	8.16
Year Ended October 31, 2009	7.62	(0.17)	0.26	0.09	–	–	–	7.71
Class R Shares
Year Ended October 31, 2013(g)	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	–	11.69
Year Ended October 31, 2012(g)	10.88	(0.23)	0.40	0.17	(0.11)	(0.11)	–	10.94
Year Ended October 31, 2011(g)	11.08	(0.23)	0.03	(0.20)	–	–	–	10.88
Year Ended October 31, 2010(g)	10.43	(0.22)	0.87	0.65	–	–	–	11.08
Year Ended October 31, 2009	10.26	(0.18)	0.35	0.17	–	–	–	10.43
Institutional Service Class Shares
Year Ended October 31, 2013(g)	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	–	12.28
Year Ended October 31, 2012(g)	11.30	(0.18)	0.42	0.24	(0.11)	(0.11)	–	11.43
Year Ended October 31, 2011(g)	11.47	(0.21)	0.04	(0.17)	–	–	–	11.30
Period Ended October 31, 2010(g)(i)	10.79	(0.10)	0.78	0.68	–	–	–	11.47
Institutional Class Shares
Year Ended October 31, 2013(g)	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	–	12.37
Year Ended October 31, 2012(g)	11.33	(0.16)	0.42	0.26	(0.11)	(0.11)	–	11.48
Year Ended October 31, 2011(g)	11.48	(0.17)	0.02	(0.15)	–	–	–	11.33
Year Ended October 31, 2010(g)	10.75	(0.15)	0.88	0.73	–	–	–	11.48
Year Ended October 31, 2009	10.53	(0.14)	0.36	0.22	–	–	–	10.75

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Dividend Expense (c)(e)		Portfolio Turnover (f)

8.54%	$62,819	2.62%	(1.15%)	2.72%	1.04	%(h)	41.95%
2.10%	70,070	2.79%	(1.70%)	2.79%	1.10	%(h)	47.63%
(1.58%)	93,352	2.32%	(1.75%)	2.40%	0.63%		62.65%
6.57%	105,897	2.15%	(1.61%)	2.15%	0.43%		152.09%
1.81%	116,575	2.29%	(1.56%)	3.01%	0.55%		359.27%

7.83%	12,104	3.32%	(1.85%)	3.42%	1.05	%(h)	41.95%
1.31%	13,681	3.46%	(2.36%)	3.46%	1.10	%(h)	47.63%
(2.33%)	17,345	3.04%	(2.47%)	3.13%	0.62%		62.65%
5.84%	23,685	2.88%	(2.35%)	2.88%	0.43%		152.09%
1.18%	27,523	3.01%	(2.27%)	3.75%	0.55%		359.27%

8.07%	2,759	3.01%	(1.55%)	3.12%	1.01	%(h)	41.95%
1.60%	2,118	3.22%	(2.12%)	3.22%	1.11	%(h)	47.63%
(1.81%)	2,245	2.61%	(2.07%)	2.68%	0.67%		62.65%
6.23%	1,477	2.51%	(2.05%)	2.51%	0.51%		152.09%
1.66%	100	2.51%	(1.78%)	3.22%	0.55%		359.27%

8.61%	3,551	2.47%	(1.00%)	2.59%	0.99	%(h)	41.95%
2.17%	1,992	2.72%	(1.60%)	2.72%	1.11	%(h)	47.63%
(1.48%)	8,380	2.37%	(1.90%)	2.40%	0.77%		62.65%
6.30%	965	2.04%	(1.53%)	2.04%	0.43%		152.09%

8.92%	581,327	2.29%	(0.82%)	2.40%	1.03	%(h)	41.95%
2.34%	480,181	2.48%	(1.37%)	2.48%	1.11	%(h)	47.63%
(1.31%)	382,920	2.06%	(1.50%)	2.14%	0.64%		62.65%
6.79%	321,696	1.88%	(1.36%)	1.88%	0.43%		152.09%
2.09%	146,026	1.98%	(1.30%)	2.60%	0.55%		359.27%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	Dividend expense ratio includes broker related expenses for securities sold short.
(i)	For the period from November 2, 2009 (commencement of operations) through October 31, 2010.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2013(g)	$10.00	$0.08	$0.91	$0.99	$(0.12)	$(0.12)	$10.87
Class C Shares
Period Ended October 31, 2013(g)	10.00	0.08	0.87	0.95	(0.10)	(0.10)	10.85
Class R Shares
Period Ended October 31, 2013(g)	10.00	0.12	0.86	0.98	(0.11)	(0.11)	10.87
Institutional Service Class Shares
Period Ended October 31, 2013(g)	10.00	0.15	0.86	1.01	(0.13)	(0.13)	10.88
Institutional Class Shares
Period Ended October 31, 2013(g)	10.00	0.15	0.86	1.01	(0.13)	(0.13)	10.88

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

10.00%		$63	1.35%	1.28%	4.69%	3.35%

9.61	%(h)	11	2.10%	1.29%	5.43%	3.35%

9.94	%(h)	11	1.60%	1.92%	4.94%	3.35%

10.16%		11	1.10%	2.42%	4.44%	3.35%

10.16%		5,926	1.10%	2.38%	4.44%	3.35%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$12.01	$0.18	$1.80	$1.98	$(0.16)	$(0.16)	$–	$13.83
Year Ended October 31, 2012	11.14	0.20	0.88	1.08	(0.21)	(0.21)	–	12.01
Year Ended October 31, 2011	11.00	0.22	0.13	0.35	(0.21)	(0.21)	–	11.14
Year Ended October 31, 2010	9.82	0.16	1.19	1.35	(0.17)	(0.17)	–	11.00
Year Ended October 31, 2009	8.54	0.15	1.28	1.43	(0.15)	(0.15)	–	9.82
Class C Shares
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	–	13.15
Year Ended October 31, 2012	10.63	0.14	0.82	0.96	(0.15)	(0.15)	–	11.44
Year Ended October 31, 2011	10.50	0.13	0.13	0.26	(0.13)	(0.13)	–	10.63
Year Ended October 31, 2010	9.39	0.08	1.14	1.22	(0.11)	(0.11)	–	10.50
Year Ended October 31, 2009	8.17	0.10	1.22	1.32	(0.10)	(0.10)	–	9.39
Class R Shares
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	–	13.36
Year Ended October 31, 2012	10.78	0.19	0.83	1.02	(0.19)	(0.19)	–	11.61
Year Ended October 31, 2011	10.65	0.18	0.13	0.31	(0.18)	(0.18)	–	10.78
Year Ended October 31, 2010	9.51	0.14	1.16	1.30	(0.16)	(0.16)	–	10.65
Year Ended October 31, 2009	8.27	0.13	1.24	1.37	(0.13)	(0.13)	–	9.51
Institutional Service Class Shares
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	–	13.88
Period Ended October 31, 2012(h)(i)	10.56	0.23	1.41	1.64	(0.19)	(0.19)	–	12.01
Period from November 1, 2008 through April 22, 2009(i)	8.63	0.08	(1.30)	(1.22)	(0.04)	(0.04)	–	7.37
Institutional Class Shares
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	–	13.84
Year Ended October 31, 2012	11.15	0.23	0.89	1.12	(0.25)	(0.25)	–	12.02
Year Ended October 31, 2011	11.01	0.26	0.12	0.38	(0.24)	(0.24)	–	11.15
Year Ended October 31, 2010	9.82	0.13	1.26	1.39	(0.20)	(0.20)	–	11.01
Period from July 1, 2009 through October 31, 2009(k)	8.38	0.03	1.44	1.47	(0.03)	(0.03)	–	9.82
Period from November 1, 2008 through April 22, 2009(k)	8.67	0.09	(1.31)	(1.22)	(0.05)	(0.05)	–	7.40

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

16.59%		$83,800	1.57%	1.42%	1.57%	12.87%
9.86%		76,894	1.49%	1.73%	1.68%	24.83%
3.12%		25,480	1.61%	1.89%	1.83%	25.44%
13.97%		27,691	1.61%	1.56%	1.96%	23.44%
17.13%		29,014	1.64%	1.88%	2.58%	155.38%

15.83%		5,278	2.19%	0.96%	2.19%	12.87%
9.11%		3,348	2.20%	1.28%	2.39%	24.83%
2.43%		2,437	2.32%	1.18%	2.54%	25.44%
13.17%		3,017	2.32%	0.85%	2.67%	23.44%
16.35%		3,880	2.32%	1.22%	3.25%	155.38%

16.35%		2,312	1.76%	1.26%	1.76%	12.87%
9.61%		2,265	1.71%	1.70%	1.90%	24.83%
2.85%		595	1.82%	1.59%	2.04%	25.44%
13.82%		838	1.82%	1.46%	2.18%	23.44%
16.88%		714	1.83%	1.68%	2.78%	155.38%

17.44	%(g)	1	1.19%	1.80%	1.20%	12.87%
15.65	%(g)	1	1.19%	2.28%	1.39%	24.83%
(14.18%)		13	1.32%	2.60%	2.25%	155.38%

17.01	%(g)	67,843	1.19%	1.89%	1.19%	12.87%
10.16%		39,134	1.20%	1.95%	1.39%	24.83%
3.40%		10,491	1.32%	2.29%	1.54%	25.44%
14.35%		3,925	1.32%	1.30%	1.69%	23.44%
17.49%		1	1.32%	1.01%	2.19%	155.38%
(14.05%)		–	1.32%	2.60%	2.25%	155.38%

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(i)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2009.
(k)	There were no shareholders in the class for the period from April 23, 2009 through June 30, 2009. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013(f)	$16.30	$0.16	$0.04	$0.20	$(0.13)	$–	$(0.13)	$–	$16.37
Year Ended October 31, 2012(f)	16.23	0.17	0.07	0.24	(0.17)	–	(0.17)	–	16.30
Year Ended October 31, 2011(f)	16.60	0.17	(0.41)	(0.24)	(0.13)	–	(0.13)	–	16.23
Year Ended October 31, 2010(f)	15.02	(0.01)	1.59	1.58	–	–	–	–	16.60
Year Ended October 31, 2009	12.69	0.06	2.34	2.40	(0.05)	(0.02)	(0.07)	–	15.02
Class C Shares
Year Ended October 31, 2013(f)	15.52	0.05	0.04	0.09	(0.05)	–	(0.05)	–	15.56
Year Ended October 31, 2012(f)	15.50	0.05	0.08	0.13	(0.11)	–	(0.11)	–	15.52
Year Ended October 31, 2011(f)	15.86	0.04	(0.38)	(0.34)	(0.02)	–	(0.02)	–	15.50
Year Ended October 31, 2010(f)	14.44	(0.10)	1.52	1.42	–	–	–	–	15.86
Year Ended October 31, 2009	12.24	(0.02)	2.25	2.23	(0.01)	(0.02)	(0.03)	–	14.44
Class R Shares
Year Ended October 31, 2013(f)	16.05	0.13	0.04	0.17	(0.11)	–	(0.11)	–	16.11
Year Ended October 31, 2012(f)	15.99	0.14	0.07	0.21	(0.15)	–	(0.15)	–	16.05
Year Ended October 31, 2011(f)	16.36	0.13	(0.40)	(0.27)	(0.10)	–	(0.10)	–	15.99
Year Ended October 31, 2010(f)	14.82	(0.03)	1.57	1.54	–	–	–	–	16.36
Year Ended October 31, 2009	12.53	0.04	2.31	2.35	(0.04)	(0.02)	(0.06)	–	14.82
Institutional Service Class Shares
Year Ended October 31, 2013(f)	16.51	0.21	0.06	0.27	(0.18)	–	(0.18)	–	16.60
Year Ended October 31, 2012(f)	16.43	0.22	0.08	0.30	(0.22)	–	(0.22)	–	16.51
Year Ended October 31, 2011(f)	16.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	–	16.43
Year Ended October 31, 2010(f)	15.15	0.05	1.61	1.66	–	–	–	–	16.81
Year Ended October 31, 2009	12.81	0.10	2.36	2.46	(0.10)	(0.02)	(0.12)	–	15.15
Institutional Class Shares
Year Ended October 31, 2013(f)	16.54	0.18	0.07	0.25	(0.18)	–	(0.18)	–	16.61
Year Ended October 31, 2012(f)	16.47	0.21	0.08	0.29	(0.22)	–	(0.22)	–	16.54
Year Ended October 31, 2011(f)	16.85	0.23	(0.42)	(0.19)	(0.19)	–	(0.19)	–	16.47
Year Ended October 31, 2010(f)	15.19	0.05	1.61	1.66	–	–	–	–	16.85
Year Ended October 31, 2009	12.83	0.13	2.34	2.47	(0.09)	(0.02)	(0.11)	–	15.19

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

1.28%	$21,396	1.49%	1.00%	1.64%	12.50%
1.54%	28,898	1.48%	1.06%	1.51%	7.98%
(1.45%)	34,936	1.45%	0.96%	1.49%	6.30%
10.52%	52,490	1.42%	(0.05%)	1.42%	105.24%
19.03%	56,663	1.56%	0.42%	1.76%	90.12%

0.58%	4,345	2.16%	0.32%	2.31%	12.50%
0.86%	5,786	2.16%	0.35%	2.19%	7.98%
(2.17%)	8,353	2.13%	0.24%	2.16%	6.30%
9.83%	14,501	2.08%	(0.69%)	2.08%	105.24%
18.29%	12,758	2.16%	(0.19%)	2.37%	90.12%

1.06%	3,942	1.70%	0.80%	1.85%	12.50%
1.34%	5,279	1.69%	0.90%	1.72%	7.98%
(1.69%)	5,677	1.67%	0.73%	1.71%	6.30%
10.39%	8,841	1.60%	(0.20%)	1.60%	105.24%
18.85%	6,034	1.66%	0.32%	1.87%	90.12%

1.67%	816	1.16%	1.31%	1.31%	12.50%
1.90%	1,156	1.17%	1.33%	1.20%	7.98%
(1.18%)	1,564	1.12%	1.09%	1.16%	6.30%
10.96%	3,271	1.08%	0.30%	1.08%	105.24%
19.45%	3,318	1.16%	0.80%	1.36%	90.12%

1.55%	2,206	1.16%	1.10%	1.31%	12.50%
1.85%	6,781	1.16%	1.31%	1.19%	7.98%
(1.17%)	9,968	1.12%	1.32%	1.16%	6.30%
10.93%	12,686	1.08%	0.33%	1.08%	105.24%
19.51%	10,567	1.16%	0.85%	1.38%	90.12%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares(g)
Year Ended October 31, 2013	$25.95	$0.17	$2.65	$2.82	$(0.07)	$–	$(0.07)	$0.01	$28.71
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	(0.35)	–	25.95
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	(0.16)	–	21.68
Year Ended October 31, 2010	15.73	0.16	5.78	5.94	–	–	–	–	21.67
Year Ended October 31, 2009	13.16	(0.01)	2.71	2.70	(0.08)	(0.05)	(0.13)	–	15.73
Class C Shares
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	(0.02)	0.01	26.97
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Year Ended October 31, 2010	14.97	0.02	5.48	5.50	–	–	–	–	20.47
Year Ended October 31, 2009	12.57	(0.08)	2.56	2.48	(0.03)	(0.05)	(0.08)	–	14.97
Class R Shares(h)
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	(0.05)	0.01	27.68
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Year Ended October 31, 2010	15.26	0.09	5.63	5.72	–	–	–	–	20.98
Year Ended October 31, 2009	12.76	(0.02)	2.60	2.58	(0.03)	(0.05)	(0.08)	–	15.26
Institutional Service Class Shares
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	(0.11)	0.01	28.72
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Year Ended October 31, 2010	15.74	0.20	5.66	5.86	–	–	–	–	21.60
Period Ended October 31, 2009(i)	16.23	(0.01)	(0.48)	(0.49)	–	–	–	–	15.74
Institutional Class Shares
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	(0.16)	0.01	28.74
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72
Year Ended October 31, 2010	15.75	0.21	5.73	5.94	–	–	–	–	21.69
Period Ended October 31, 2009(j)	13.91	–	1.84	1.84	–	–	–	–	15.75

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

10.91%	$80,191	1.61%	0.63%	1.76%	34.85%
21.77%	60,672	1.59%	0.62%	2.04%	22.21%
0.76%	50,797	1.56%	1.38%	2.04%	21.77%
37.76%	55,746	1.55%	0.88%	2.35%	36.05%
20.80%	46,225	1.55%	(0.09%)	2.60%	184.14%

10.17%	2,208	2.30%	0.08%	2.45%	34.85%
20.92%	521	2.30%	(0.17%)	2.75%	22.21%
0.04%	240	2.30%	0.79%	2.74%	21.77%
36.74%	171	2.30%	0.13%	3.09%	36.05%
19.96%	179	2.30%	(0.66%)	3.67%	184.14%

10.67%	1,749	1.82%	0.55%	1.97%	34.85%
21.44%	499	1.86%	0.25%	2.31%	22.21%
0.53%	184	1.85%	1.09%	2.34%	21.77%
37.48%	153	1.80%	0.50%	2.60%	36.05%
20.45%	127	1.82%	(0.16%)	3.37%	184.14%

11.11%	1,803	1.47%	1.10%	1.62%	34.85%
21.88%	45	1.54%	0.69%	1.99%	22.21%
0.98%	34	1.30%	1.11%	1.80%	21.77%
38.06%	1	1.30%	1.13%	2.02%	36.05%
(3.02%)	1	1.42%	(0.38%)	1.45%	184.14%

11.29%	212,642	1.30%	0.91%	1.45%	34.85%
22.13%	24,276	1.30%	0.87%	1.75%	22.21%
1.03%	3,210	1.30%	1.70%	1.74%	21.77%
37.78%	25	1.30%	1.09%	2.15%	36.05%
13.23%	1	1.35%	(0.07%)	1.96%	184.14%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Prior to July 20, 2009, these shares were the Common Shares of the Global Small Predecessor Fund.
(h)	Prior to July 20, 2009, these shares were the Advisor Shares of the Global Small Predecessor Fund.
(i)	For the period from September 16, 2009 (commencement of operations) through October 31, 2009.
(j)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$13.57	$0.26	$1.73	$1.99	$(0.22)	$(0.22)	$–	$15.34
Year Ended October 31, 2012	13.00	0.31	0.56	0.87	(0.30)	(0.30)	–	13.57
Year Ended October 31, 2011	13.02	0.30	(0.04)	0.26	(0.28)	(0.28)	–	13.00
Year Ended October 31, 2010	11.37	0.21	1.66	1.87	(0.22)	(0.22)	–	13.02
Year Ended October 31, 2009	9.36	0.18	2.00	2.18	(0.17)	(0.17)	–	11.37
Class C Shares
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	–	14.51
Year Ended October 31, 2012	12.35	0.20	0.54	0.74	(0.23)	(0.23)	–	12.86
Year Ended October 31, 2011	12.38	0.19	(0.03)	0.16	(0.19)	(0.19)	–	12.35
Year Ended October 31, 2010	10.84	0.12	1.58	1.70	(0.16)	(0.16)	–	12.38
Year Ended October 31, 2009	8.93	0.12	1.90	2.02	(0.11)	(0.11)	–	10.84
Class R Shares
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	–	14.71
Year Ended October 31, 2012	12.49	0.27	0.55	0.82	(0.28)	(0.28)	–	13.03
Year Ended October 31, 2011	12.51	0.25	(0.01)	0.24	(0.26)	(0.26)	–	12.49
Year Ended October 31, 2010	10.95	0.18	1.59	1.77	(0.21)	(0.21)	–	12.51
Year Ended October 31, 2009	9.02	0.07	2.02	2.09	(0.16)	(0.16)	–	10.95
Institutional Service Class Shares
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	–	15.64
Year Ended October 31, 2012	13.25	0.35	0.56	0.91	(0.32)	(0.32)	–	13.84
Year Ended October 31, 2011	13.26	0.33	(0.04)	0.29	(0.30)	(0.30)	–	13.25
Year Ended October 31, 2010	11.58	0.24	1.69	1.93	(0.25)	(0.25)	–	13.26
Year Ended October 31, 2009	9.54	0.13	2.12	2.25	(0.21)	(0.21)	–	11.58
Institutional Class Shares
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	–	15.70
Year Ended October 31, 2012	13.29	0.41	0.51	0.92	(0.33)	(0.33)	–	13.88
Year Ended October 31, 2011	13.30	0.34	(0.03)	0.31	(0.32)	(0.32)	–	13.29
Year Ended October 31, 2010	11.59	0.29	1.65	1.94	(0.23)	(0.23)	–	13.30
Year Ended October 31, 2009	9.53	0.24	2.03	2.27	(0.21)	(0.21)	–	11.59

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

14.75%	$222,275	1.33%	1.77%	1.33%	23.35%
6.84%	200,574	1.37%	2.37%	1.37%	15.29%
1.96%	158,454	1.57%	2.22%	1.57%	22.15%
16.73%	140,052	1.57%	1.73%	1.58%	22.61%
23.64%	146,312	1.59%	1.95%	1.87%	135.26%

14.02%	42,861	2.01%	1.08%	2.01%	23.35%
6.09%	35,754	2.05%	1.64%	2.05%	15.29%
1.29%	28,322	2.24%	1.48%	2.24%	22.15%
15.88%	35,944	2.24%	1.06%	2.25%	22.61%
22.91%	37,587	2.24%	1.30%	2.52%	135.26%

14.42%	17,303	1.59%	1.51%	1.59%	23.35%
6.67%	11,531	1.58%	2.10%	1.58%	15.29%
1.87%	10,395	1.75%	1.97%	1.75%	22.15%
16.39%	10,195	1.74%	1.55%	1.75%	22.61%
23.49%	10,209	1.75%	0.66%	1.86%	135.26%

14.91%	206,212	1.13%	1.92%	1.13%	23.35%
7.07%	191,580	1.17%	2.61%	1.17%	15.29%
2.19%	219,773	1.37%	2.38%	1.37%	22.15%
16.91%	211,007	1.36%	1.98%	1.36%	22.61%
24.04%	163,396	1.28%	1.23%	1.39%	135.26%

15.14%	558,986	1.01%	2.13%	1.01%	23.35%
7.18%	475,051	1.01%	3.02%	1.01%	15.29%
2.32%	14,491	1.24%	2.50%	1.24%	22.15%
16.97%	12,669	1.24%	2.41%	1.23%	22.61%
24.22%	9,484	1.24%	2.47%	1.51%	135.26%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Period Ended October 31, 2013(g)	$10.00	$0.05	$(0.83)	$(0.78)	$(0.04)	$(0.04)	$9.18
Class C Shares
Period Ended October 31, 2013(g)	10.00	0.04	(0.86)	(0.82)	(0.02)	(0.02)	9.16
Class R Shares
Period Ended October 31, 2013(g)	10.00	0.06	(0.85)	(0.79)	(0.03)	(0.03)	9.18
Institutional Service Class Shares
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	(0.04)	9.19
Institutional Class Shares
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	(0.04)	9.19

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(7.82%)		$28	1.55%	1.00%	6.20%	5.04%

(8.21%)		9	2.30%	0.67%	6.96%	5.04%

(7.90	%)(h)	9	1.80%	1.17%	6.45%	5.04%

(7.68%)		9	1.30%	1.67%	5.96%	5.04%

(7.68%)		4,589	1.30%	1.67%	5.96%	5.04%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013(f)	$15.85	$0.05	$5.96	$6.01	$–	$–	$–	$–	$21.86
Year Ended October 31, 2012(f)	14.06	(0.07)	1.86	1.79	–	–	–	–	15.85
Year Ended October 31, 2011(f)	13.65	0.04	0.47	0.51	(0.10)	–	(0.10)	–	14.06
Year Ended October 31, 2010(f)	10.77	(0.07)	2.95	2.88	–	–	–	–	13.65
Year Ended October 31, 2009	9.63	0.01	1.14	1.15	–	(0.01)	(0.01)	–	10.77
Class C Shares
Year Ended October 31, 2013(f)	14.26	(0.07)	5.34	5.27	–	–	–	–	19.53
Year Ended October 31, 2012(f)	12.73	(0.16)	1.69	1.53	–	–	–	–	14.26
Year Ended October 31, 2011(f)	12.42	(0.05)	0.42	0.37	(0.06)	–	(0.06)	–	12.73
Year Ended October 31, 2010(f)	9.86	(0.14)	2.70	2.56	–	–	–	–	12.42
Year Ended October 31, 2009	8.86	(0.10)	1.10	1.00	–	–	–	–	9.86
Class R Shares
Year Ended October 31, 2013(f)	14.85	0.01	5.58	5.59	–	–	–	–	20.44
Year Ended October 31, 2012(f)	13.21	(0.10)	1.74	1.64	–	–	–	–	14.85
Year Ended October 31, 2011(f)	12.84	0.03	0.42	0.45	(0.08)	–	(0.08)	–	13.21
Year Ended October 31, 2010(f)	10.16	(0.09)	2.77	2.68	–	–	–	–	12.84
Year Ended October 31, 2009	9.07	(0.04)	1.13	1.09	–	–	–	–	10.16
Institutional Service Class Shares
Year Ended October 31, 2013(f)	16.47	0.09	6.20	6.29	–	–	–	–	22.76
Year Ended October 31, 2012(f)	14.56	(0.02)	1.93	1.91	–	–	–	–	16.47
Year Ended October 31, 2011(f)	14.10	0.06	0.51	0.57	(0.11)	–	(0.11)	–	14.56
Year Ended October 31, 2010(f)	11.10	(0.04)	3.04	3.00	–	–	–	–	14.10
Year Ended October 31, 2009	9.89	0.02	1.23	1.25	–	(0.04)	(0.04)	–	11.10
Institutional Class Shares
Year Ended October 31, 2013(f)	16.43	0.12	6.18	6.30	–	–	–	–	22.73
Year Ended October 31, 2012(f)	14.53	(0.02)	1.92	1.90	–	–	–	–	16.43
Year Ended October 31, 2011(f)	14.07	0.10	0.47	0.57	(0.11)	–	(0.11)	–	14.53
Year Ended October 31, 2010(f)	11.08	(0.03)	3.02	2.99	–	–	–	–	14.07
Year Ended October 31, 2009	9.90	0.04	1.18	1.22	–	(0.04)	(0.04)	–	11.08

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

37.92%	$81,916	1.47%	0.25%	1.58%	39.71%
12.73%	70,189	1.47%	(0.46%)	1.55%	23.05%
3.65%	92,187	1.44%	0.28%	1.59%	41.48%
26.74%	121,975	1.35%	(0.57%)	1.65%	24.37%
12.02%	100,062	1.35%	(0.09%)	2.02%	146.24%

36.96%	32,664	2.15%	(0.42%)	2.26%	39.71%
12.02%	29,734	2.15%	(1.13%)	2.23%	23.05%
2.94%	35,391	2.11%	(0.33%)	2.26%	41.48%
25.96%	48,374	2.04%	(1.27%)	2.35%	24.37%
11.29%	46,698	2.04%	(0.83%)	2.75%	146.24%

37.64%	1,507	1.67%	0.08%	1.78%	39.71%
12.41%	2,195	1.73%	(0.68%)	1.81%	23.05%
3.45%	3,336	1.65%	0.18%	1.80%	41.48%
26.38%	5,622	1.55%	(0.78%)	1.85%	24.37%
12.02%	4,563	1.45%	(0.35%)	2.17%	146.24%

38.19%	1,694	1.15%	0.48%	1.26%	39.71%
13.12%	11,909	1.15%	(0.13%)	1.23%	23.05%
4.00%	15,100	1.12%	0.40%	1.26%	41.48%
27.03%	13,422	1.04%	(0.31%)	1.35%	24.37%
12.79%	14,358	0.77%	0.35%	1.49%	146.24%

38.34%	19,619	1.15%	0.61%	1.26%	39.71%
13.08%	26,346	1.15%	(0.10%)	1.23%	23.05%
4.01%	35,100	1.11%	0.67%	1.26%	41.48%
26.99%	52,428	1.04%	(0.20%)	1.29%	24.37%
12.47%	10,354	1.04%	0.23%	1.76%	146.24%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

2013 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013(f)	$9.97	$0.11	$2.43	$2.54	$(0.10)	$(0.10)	$–	$12.41
Year Ended October 31, 2012(f)	9.04	0.08	0.91	0.99	(0.06)	(0.06)	–	9.97
Year Ended October 31, 2011(f)	8.64	(0.01)	0.41	0.40	–	–	–	9.04
Year Ended October 31, 2010(f)	7.60	(0.01)	1.05	1.04	–	–	–	8.64
Year Ended October 31, 2009	6.49	(0.02)	1.13	1.11	–	–	–	7.60
Class C Shares
Year Ended October 31, 2013(f)	9.18	0.02	2.23	2.25	(0.03)	(0.03)	–	11.40
Year Ended October 31, 2012(f)	8.34	0.01	0.84	0.85	(0.01)	(0.01)	–	9.18
Year Ended October 31, 2011(f)	8.02	(0.06)	0.38	0.32	–	–	–	8.34
Year Ended October 31, 2010(f)	7.10	(0.05)	0.97	0.92	–	–	–	8.02
Year Ended October 31, 2009	6.09	(0.06)	1.07	1.01	–	–	–	7.10
Class R Shares
Year Ended October 31, 2013(f)	9.58	0.08	2.32	2.40	(0.07)	(0.07)	–	11.91
Year Ended October 31, 2012(f)	8.67	0.05	0.89	0.94	(0.03)	(0.03)	–	9.58
Year Ended October 31, 2011(f)	8.31	(0.01)	0.37	0.36	–	–	–	8.67
Year Ended October 31, 2010(f)	7.32	(0.02)	1.01	0.99	–	–	–	8.31
Year Ended October 31, 2009	6.23	–	1.09	1.09	–	–	–	7.32
Institutional Service Class Shares
Year Ended October 31, 2013(f)	10.38	0.14	2.53	2.67	(0.12)	(0.12)	–	12.93
Year Ended October 31, 2012(f)	9.40	0.11	0.95	1.06	(0.08)	(0.08)	–	10.38
Period Ended October 31, 2011(f)(g)	8.61	–	0.79	0.79	–	–	–	9.40
Institutional Class Shares
Year Ended October 31, 2013(f)	10.38	0.14	2.54	2.68	(0.12)	(0.12)	–	12.94
Year Ended October 31, 2012(f)	9.40	0.11	0.95	1.06	(0.08)	(0.08)	–	10.38
Year Ended October 31, 2011(f)	8.96	0.03	0.41	0.44	–	–	–	9.40
Year Ended October 31, 2010(f)	7.85	0.03	1.08	1.11	–	–	–	8.96
Year Ended October 31, 2009	6.67	0.01	1.17	1.18	–	–	–	7.85

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

25.54%	$282,602	1.15%	0.94%	1.23%	19.53%
11.03%	187,216	1.15%	0.85%	1.28%	27.95%
4.63%	196,095	1.41%	(0.07%)	1.70%	48.65%
13.68%	23,810	1.56%	(0.06%)	1.73%	29.02%
17.10%	31,871	1.59%	(0.23%)	2.06%	173.05%

24.60%	9,637	1.90%	0.20%	1.95%	19.53%
10.23%	7,899	1.90%	0.10%	2.00%	27.95%
3.99%	9,364	2.19%	(0.65%)	2.44%	48.65%
12.96%	11,179	2.21%	(0.71%)	2.37%	29.02%
16.58%	13,512	2.21%	(0.85%)	2.69%	173.05%

25.16%	405	1.40%	0.73%	1.45%	19.53%
10.91%	416	1.40%	0.56%	1.50%	27.95%
4.33%	865	1.70%	(0.15%)	1.95%	48.65%
13.52%	986	1.71%	(0.23%)	1.88%	29.02%
17.50%	811	1.34%	0.01%	1.82%	173.05%

25.84%	128,368	0.90%	1.21%	1.05%	19.53%
11.37%	115,150	0.90%	1.10%	1.11%	27.95%
9.18%	123,074	0.90%	0.00%	1.13%	48.65%

26.00%	3,867	0.90%	1.21%	0.95%	19.53%
11.37%	2,584	0.90%	1.13%	1.00%	27.95%
4.91%	3,330	1.19%	0.35%	1.44%	48.65%
14.14%	3,446	1.21%	0.32%	1.37%	29.02%
17.69%	6,518	1.21%	0.19%	1.68%	173.05%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2013 Annual Report

Notes to Financial Statements

October 31, 2013

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2013, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2013, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)*
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen European Equity Fund (“European Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Latin American Equity Fund (“Latin American Equity Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Equity Fund (“U.S. Equity Fund”)**

The European Equity Fund and Latin American Equity Fund commenced operations on March 25, 2013.

*	Effective February 22, 2013, the Emerging Markets Fund is closed to new investors except in limited circumstances.
**	On February 25, 2013, the U.S. Equity Fund acquired the assets and assumed the liabilities of the Aberdeen U.S. Equity II Fund (the “U.S. Equity II Fund”). The U.S. Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the U.S. Equity II Fund’s Class A and Class C shares were converted into Class A and Class C shares of the U.S. Equity Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of February 25, 2013.

	Shares Issued of the U.S. Equity Fund	Net Assets Reorganized from the U.S. Equity II Fund	Net Asset Value Per Shares Issued of the U.S. Equity Fund
Class A	6,235,828	$67,631,922	$10.85
Class C	171,858	1,714,810	9.98

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds are required to value their securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the fair valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

value as reported by such company. Closed-end funds and exchange-traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, and the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	27,444,158	908,176,182	–	935,620,340
Preferred Stocks	–	50,942,841	–	50,942,841
Repurchase Agreement	–	22,743,000	–	22,743,000

	27,444,158	981,862,023	–	1,009,306,181

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific Smaller Companies Fund
Investments in Securities
Common Stocks	6,996,198	20,079,012	–	27,075,210
Warrants	3,929	–	–	3,929
Repurchase Agreement	–	457,000	–	457,000

	7,000,127	20,536,012	–	27,536,139

China Opportunities Fund
Investments in Securities
Common Stocks	2,537,507	31,216,851	–	33,754,358
Repurchase Agreement	—	303,000	–	303,000

	2,537,507	31,519,851	–	34,057,358

Emerging Markets Fund
Investments in Securities
Common Stocks	2,887,964,722	7,550,842,814	–	10,438,807,536
Preferred Stocks	725,024,704	622,040,167	–	1,347,064,871
Repurchase Agreement	–	274,005,000	–	274,005,000

	3,612,989,426	8,446,887,981	–	12,059,877,407

Equity Long-Short Fund
Investments in Securities
Common Stocks—Long Positions	564,533,664	–	–	564,533,664
Repurchase Agreement	–	87,129,000	–	87,129,000
Common Stocks—Short Positions	(242,858,217)	–	–	(242,858,217)

	321,675,447	87,129,000	–	408,804,447

European Equity Fund
Investments in Securities
Common Stocks	117,896	5,719,670	–	5,837,566
Preferred Stocks	1,876	–	–	1,876
Repurchase Agreement	–	141,000	–	141,000

	119,772	5,860,670	–	5,980,442

Global Equity Fund
Investments in Securities
Common Stocks	61,783,645	80,626,002	–	142,409,647
Preferred Stocks	11,434,829	3,728,602	–	15,163,431
Repurchase Agreement	–	2,575,000	–	2,575,000

	73,218,474	86,929,604	–	160,148,078

Global Natural Resources Fund
Investments in Securities
Common Stocks	18,406,727	14,156,674	–	32,563,401

	18,406,727	14,156,674	–	32,563,401

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Small Cap Fund
Investments in Securities
Common Stocks	124,664,070	161,211,909	–	285,875,979
Preferred Stocks	7,291,729	–	–	7,291,729
Repurchase Agreement	–	6,006,000	–	6,006,000

	131,955,799	167,217,909	–	299,173,708

International Equity Fund
Investments in Securities
Common Stocks	118,662,238	767,253,912	–	885,916,150
Preferred Stocks	80,837,700	42,580,153	–	123,417,853
Repurchase Agreement	–	34,762,000	–	34,762,000

	199,499,938	844,596,065	–	1,044,096,003

Latin American Equity Fund
Investments in Securities
Common Stocks	4,311,137	–	–	4,311,137
Preferred Stocks	162,079	–	–	162,079
Repurchase Agreement	–	114,000	–	114,000

	4,473,216	114,000	–	4,587,216

Small Cap Fund
Investments in Securities
Common Stocks	133,656,079	–	–	133,656,079
Repurchase Agreement	–	3,508,000	–	3,508,000

	133,656,079	3,508,000	–	137,164,079

U.S. Equity Fund
Investments in Securities
Common Stocks	415,901,636	–	–	415,901,636
Repurchase Agreement	–	9,103,000	–	9,103,000

	415,901,636	9,103,000	–	425,004,636

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the year ended October 31, 2013, several Funds had transfers between Level 1 and Level 2 because there was a valuation factor applied at October 31, 2013 not applied at a prior year end or a valuation factor applied at

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

a prior year end not applied at October 31, 2013. For the year ended October 31, 2013 there have been no significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	$12,333,291	$9,689,357
Asia-Pacific Smaller Companies Fund	1,425,592	1,586,039
China Opportunities Fund	459,756	–
Emerging Markets Fund	128,773,606	–
Global Small Cap Fund	6,673,869	28,539,628

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(e)	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(f)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses among classes

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

is based on the total net asset value of each class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(g)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(h)	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreements, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
European Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	On all assets	0.80%

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

Fund	Fee Schedule
Latin American Equity Fund	Up to $500 million	1.10%
	$500 million up to $2 billion	1.05%
	On $2 billion and more	1.00%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the year ended October 31, 2013, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia-Pacific (ex-Japan) Equity Fund	AAMAL	5,236,971
Asia-Pacific Smaller Companies Fund	AAMAL	301,532
China Opportunities Fund	AAMAL	319,348
Emerging Markets Fund	AAMAL and AAML	62,330,984
European Equity Fund	AAML	18,762
Global Equity Fund	AAML	846,113
Global Natural Resources Fund	AAML	178,258
Global Small Cap Fund	AAML	1,504,400
International Equity Fund	AAML	5,415,585
Latin American Equity Fund	AAML	19,925

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses, except for the U.S. Equity Fund for which administrative services fees are included within the Expense Limitation Agreement. This contract is in effect at least through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first.

Effective as of February 25, 2013 and through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first, the Adviser has agreed to reimburse the Equity Long-Short Fund for short sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
Asia-Pacific Smaller Companies Fund	1.50%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
European Equity Fund*	1.10%
Global Equity Fund	1.19%
Global Natural Resources Fund	1.16%
Global Small Cap Fund	1.30%
International Equity Fund	1.10%
Latin American Equity Fund*	1.30%

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

Fund	Limit
Small Cap Fund	1.15%
U.S. Equity Fund	0.90%

*	The Expense Limitation Agreement is effective through March 25, 2014, one year from the date the Fund began operations, or the effective date of the 2014 annual update to the registration statement, whichever occurs first.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (July 20, 2011 for the Global Small Cap Fund) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011, (July 20, 2011 for Global Small Cap Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2013, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$58,037	$58,037
Asia-Pacific Smaller Companies Fund	97,496	152,030	216,390	465,916
China Opportunities Fund	113,122	93,681	114,509	321,312
Emerging Markets Fund	3,060,360	89,836	–	3,150,196
Equity Long-Short Fund	–	–	–	–
European Equity Fund	–	–	107,240	107,240
Global Equity Fund	89,842	130,494	–	220,336
Global Natural Resources Fund	23,135	17,930	59,550	100,615
Global Small Cap Fund	263,692	262,698	314,856	841,246
International Equity Fund	–	–	–	–
Latin American Equity Fund	–	–	129,774	129,774
Small Cap Fund	355,279	125,721	161,028	642,028
U.S. Equity Fund	157,356	317,092	188,906	663,354

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured the following amounts for which they previously reimbursed the Funds:

Fund	Amount Paid to the Adviser
Asia-Pacific (ex-Japan) Equity Fund	$30,219
Asia-Pacific Smaller Companies Fund	–
China Opportunities Fund	–
Emerging Markets Fund	–
Equity Long-Short Fund	28,949
European Equity Fund	–
Global Equity Fund	26,357
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	–
Latin American Equity Fund	–
Small Cap Fund	–
U.S. Equity Fund	–

Amounts listed as “–” are $0 or round to $0.

At October 31, 2013, the Funds had liabilities payable to the Adviser for recapture of previously reimbursed expenses as follows:

Fund	Amount Payable to the Adviser
Asia-Pacific (ex-Japan) Equity Fund	$–
Asia-Pacific Smaller Companies Fund	–
China Opportunities Fund	–
Emerging Markets Fund	–
Equity Long-Short Fund	–
European Equity Fund	–
Global Equity Fund	5,674
Global Natural Resources Fund	–
Global Small Cap Fund	–
International Equity Fund	–
Latin American Equity Fund	–
Small Cap Fund	–
U.S. Equity Fund	–

Amounts listed as “–” are $0 or round to $0.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. Effective February 25, 2013 (March 7, 2013 for the Latin American Equity Fund), for services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

Prior to February 25, 2013 (March 7, 2013 for the Latin American Equity Fund), the Funds paid Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
European Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
Global Small Cap Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
Latin American Equity Fund	0.25%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	0.50%
U.S. Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75%, and 1.00% on Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the year ended October 31, 2013, AFD retained commissions of $190,765 from front-end sales charges of Class A shares and $43,870 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A,

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2013 were as follows:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$1,356
Asia-Pacific Smaller Companies Fund	113
China Opportunities Fund	5,838
Emerging Markets Fund	1,339,606
Equity Long-Short Fund	49,238
European Equity Fund	–
Global Equity Fund	104,585
Global Natural Resources Fund	20,621
Global Small Cap Fund	51,729
International Equity Fund	399,125
Latin American Equity Fund	–
Small Cap Fund	52,836
U.S. Equity Fund*	192,540

*	The Adviser has reimbursed the U.S. Equity Fund $192,540 for Administrative Services fees incurred during the year ended October 31, 2013.

Amounts listed as “–” are $0 or round to $0.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Equity Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2013, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$7	$–	$–	$23	$5,350
Asia-Pacific Smaller Companies Fund	121	20	9	4	5,667
China Opportunities Fund	5,681	2,173	387	1,075	487
Emerging Markets Fund	20,771	2,119	815	21,134	517,197
Equity Long-Short Fund	9,958	1,957	392	409	83,146
European Equity Fund	–	–	–	–	–
Global Equity Fund	1,210	78	36	–	914
Global Natural Resources Fund	1,455	287	275	57	241
Global Small Cap Fund	29,381	559	538	242	61,441
International Equity Fund	26,055	4,848	1,851	24,279	65,094
Latin American Equity Fund	–	–	–	–	–
Small Cap Fund	3,735	1,539	94	354	1,371
U.S. Equity Fund	50	2	–	29	1

Amounts listed as “–” are $0 or round to $0.

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

For the year ended October 31, 2012, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$20	$3,798
Asia-Pacific Smaller Companies Fund	3	–	–	–	451
China Opportunities Fund	8,834	3,092	335	1,178	404
Emerging Markets Fund	6,166	334	141	21,835	459,626
Equity Long-Short Fund	11,513	2,192	297	930	60,293
Global Equity Fund	962	96	56	–	307
Global Natural Resources Fund	3,018	676	526	130	590
Global Small Cap Fund	481	4	4	–	151
International Equity Fund	12,801	2,106	669	14,528	19,989
Small Cap Fund	11,081	4,328	332	1,929	3,491
U.S. Equity Fund	643	30	3	402	11

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2013, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$374,809,345	$26,077,901
Asia-Pacific Smaller Companies Fund	20,035,904	25,379,619
China Opportunities Fund	5,554,991	11,029,948
Emerging Markets Fund	3,923,958,640	286,004,268
Equity Long-Short Fund	216,318,410	247,656,729
European Equity Fund	5,576,097	171,591
Global Equity Fund	46,385,869	17,952,158
Global Natural Resources Fund	4,800,373	18,274,436
Global Small Cap Fund	263,338,956	69,303,953
International Equity Fund	248,463,234	232,103,739
Latin American Equity Fund	5,118,594	225,058
Small Cap Fund	54,865,642	105,656,855
U.S. Equity Fund	73,068,363	115,654,484

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

6. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2009 were as follows:

	Investment Activities				Distributions			Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Redem- ption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%)	$15	1.35%	0.55%	1.54%	241.73%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	257.25%
Year Ended October 31, 2006(f)	$9.35	0.02	2.42	2.44	(0.05)	–	(0.05)	–	$11.74	26.17%	$20	1.65%	0.15%	1.70%	298.51%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	–	(0.03)	–	$9.35	23.48%	$3,883	1.64%	(0.15%)	1.89%	352.57%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

7. Portfolio Investment Risks

(a)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c)	Risks Associated with European Markets

A number of countries in Europe have experienced and may continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

As of October 31, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$939,068,530	$94,613,833	$(24,376,182)	$70,237,651
Asia-Pacific Smaller Companies Fund	26,044,524	2,859,872	(1,368,257)	1,491,615
China Opportunities Fund	31,155,975	4,854,863	(1,953,480)	2,901,383
Emerging Markets Fund	10,696,361,888	1,695,501,406	(331,985,887)	1,363,515,519
Equity Long-Short Fund	532,746,811	125,429,891	(6,514,038)	118,915,853
European Equity Fund	5,560,724	458,347	(38,629)	419,718
Global Equity Fund	134,651,220	27,299,474	(1,802,616)	25,496,858
Global Natural Resources Fund	31,812,167	4,956,533	(4,205,299)	751,234
Global Small Cap Fund	281,072,247	27,033,015	(8,931,554)	18,101,461
International Equity Fund	876,750,398	182,848,434	(15,502,829)	167,345,605
Latin American Equity Fund	5,009,183	53,094	(475,061)	(421,967)
Small Cap Fund	100,623,943	36,540,136	–	36,540,136
U.S. Equity Fund	314,166,242	113,034,203	(2,195,809)	110,838,394

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$17,668,601	$8,336,648	$26,005,249	$–	$–	$26,005,249
Asia-Pacific Smaller Companies Fund	1,087,978	32,121	1,120,099	–	–	1,120,099
China Opportunities Fund	120,185	–	120,185	–	–	120,185
Emerging Markets Fund	183,645,400	–	183,645,400	–	–	183,645,400
Equity Long-Short Fund	–	6,229,395	6,229,395	–	–	6,229,395
European Equity Fund	63,069	–	63,069	–	–	63,069
Global Equity Fund	2,004,456	–	2,004,456	–	–	2,004,456
Global Natural Resources Fund	308,778	–	308,778	–	–	308,778
Global Small Cap Fund	683,620	–	683,620	–	–	683,620
International Equity Fund	17,848,109	–	17,848,109	–	–	17,848,109
Latin American Equity Fund	20,248	–	20,248	–	–	20,248
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	3,330,031	–	3,330,031	–	–	3,330,031

Amounts listed as “–” are $0 or round to $0.

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$21,963,360	$5,050,546	$27,013,906	$–	$–	$27,013,906
Asia-Pacific Smaller Companies Fund	5,149	–	5,149	–	–	5,149
China Opportunities Fund	829,749	–	829,749	–	–	829,749
Emerging Markets Fund	65,964,893	46,006,519	111,971,412	–	–	111,971,412
Equity Long-Short Fund	–	5,133,097	5,133,097	–	–	5,133,097
Global Equity Fund	947,224	–	947,224	–	–	947,224
Global Natural Resources Fund	525,707	–	525,707	–	–	525,707
Global Small Cap Fund	872,153	–	872,153	–	–	872,153
International Equity Fund	18,162,092	–	18,162,092	–	–	18,162,092
Small Cap Fund	–	–	–	–	–	–
U.S. Equity Fund	2,340,635	–	2,340,635	–	–	2,340,635

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$3,548,945	$5,493,802	$9,042,747	$–	$–	$–	$–	$68,328,090	$77,370,837
Asia-Pacific Smaller Companies Fund	–	565,377	3,141,628	3,707,005	–	–	–	–	1,432,875	5,139,880
China Opportunities Fund	–	104,178	–	104,178	(86)	–	–	(13,170,401)	2,901,562	(10,164,747)
Emerging Markets Fund	–	63,626,639	–	63,626,639	(89)	–	–	(56,662,362)	1,336,772,600	1,343,736,788
Equity Long-Short Fund	–	–	11,114,986	11,114,986	–	(3,912,128)	–	–	65,286,599	72,489,457
European Equity Fund	–	42,973	–	42,973	–	–	–	–	419,910	462,883
Global Equity Fund	–	449,383	–	449,383	–	–	–	(17,089,141)	25,516,605	8,876,847
Global Natural Resources Fund	–	174,034	–	174,034	–	–	–	(29,717,650)	751,415	(28,792,201)
Global Small Cap Fund	–	1,259,106	3,277,545	4,536,651	–	–	(2)	–	18,100,700	22,637,349
International Equity Fund	–	4,321,875	–	4,321,875	–	–	–	(130,297,849)	167,459,272	41,483,298
Latin American Equity Fund	–	17,564	–	17,564	–	–	–	–	(422,173)	(404,609)
Small Cap Fund	–	–	–	–	–	(237,454)	–	(433,263,763)	36,540,136	(396,961,081)
U.S. Equity Fund	–	786,249	3,091,856	3,878,105	–	–	–	(45,708,999)	110,837,210	69,006,316

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

**	As of October 31, 2013, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations, which expire in the years set forth below:

Fund	Amount	Expires
China Opportunities Fund	$13,170,401	2017 (Short-Term)
Emerging Markets Fund	5,445,819	Unlimited (Short-Term)
Emerging Markets Fund	51,216,543	Unlimited (Long-Term)
Global Equity Fund	5,838,675	2016 (Short-Term)
Global Equity Fund	10,277,121	2017 (Short-Term)
Global Equity Fund	973,345	Unlimited (Short-Term)
Global Natural Resources Fund	29,717,650	2017 (Short-Term)
International Equity Fund	284,948	2014 (Short-Term)
International Equity Fund	7,472,613	2015 (Short-Term)
International Equity Fund	17,328,057	2016 (Short-Term)
International Equity Fund	105,212,231	2017 (Short-Term)
Small Cap Fund	127,661,653	2016 (Short-Term)
Small Cap Fund	305,602,110	2017 (Short-Term)
U.S. Equity Fund	22,430,608	2016 (Short-Term)
U.S. Equity Fund	23,278,391	2017 (Short-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions, foreign capital gains taxes, passive foreign investment companies, capital loss acquired through reorganizations and net operating losses. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia-Pacific (ex-Japan) Equity Fund	$–	$(402,186)	$402,186
Asia-Pacific Smaller Companies Fund	–	50,847	(50,847)
China Opportunities Fund	–	6,535	(6,535)
Emerging Markets Fund	–	(2,676,624)	2,676,624
Equity Long-Short Fund	(7,835,442)	7,829,050	6,392
European Equity Fund	(45)	18,337	(18,292)
Global Equity Fund	(205,298)	7,609	197,689
Global Natural Resources Fund	–	2,089	(2,089)
Global Small Cap Fund	–	(707,388)	707,388
International Equity Fund	–	125,905	(125,905)
Latin American Equity Fund	(45)	(10,258)	10,303
Small Cap Fund	(571,147)	464,252	106,895
U.S. Equity Fund	21,346,454	5,250	21,351,704

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

10. Significant Shareholders

As of October 31, 2013, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	13.6%	1
Asia-Pacific Smaller Companies Fund	20.0	1
China Opportunities Fund	38.7	5
Emerging Markets Fund	48.1	3
Equity Long-Short Fund	76.3	3
European Equity Fund	98.4	2
Global Equity Fund	61.5	4
Global Natural Resources Fund	64.6	6
Global Small Cap Fund	46.8	2
International Equity Fund	45.1	3
Latin American Equity Fund	98.6	1
Small Cap Fund	21.0	3
U.S. Equity Fund	11.7	2

11. Fund Reorganizations

Effective February 25, 2013, the U.S. Equity Fund acquired all of the assets and assumed all of the liabilities of the U.S. Equity II Fund. The acquisition was accomplished by a tax-free exchange as follows:

4,634,801 shares of the U.S. Equity II Fund, fair valued at $69,346,732 for 6,407,686 shares of the U.S. Equity Fund.

The investment portfolio and cash of the U.S. Equity II Fund with a fair value of $69,346,732 were the principal assets acquired by the U.S. Equity Fund. For financial reporting purposes, assets received and shares issued by the U.S. Equity Fund were recorded at value; however, the cost basis of the investments received from the U.S. Equity II Fund was carried forward to align ongoing reporting of the U.S. Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The U.S. Equity Fund acquired capital loss carryovers of $21,312,042 (subject to future annual limitations). Immediately prior to the merger, the net assets of the U.S. Equity II Fund were $69,346,732.

Assuming that the U.S. Equity merger had been completed on November 1, 2012, the pro forma results of operations for the year ended October 31, 2013 are as follows:

Net investment income	$4,105,127
Net realized and unrealized gain from investments	87,008,662
Net increase in net assets resulting from operations	91,113,789

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practical to separate the amounts of revenue and earnings of the U.S. Equity II Fund that have been reflected in the statements of operations since February 25, 2013 for the U.S. Equity Fund.

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	U.S. Equity II Fund	U.S. Equity Fund	U.S. Equity Fund
Net Assets:
Class A/Class A	$67,631,922	$195,389,497	$263,021,419
Class C/Class C	1,714,810	8,052,914	9,767,725
Class R/Class R	–	452,617	452,617
Institutional Service Class/ Institutional Service Class	–	118,192,565	118,192,565
Institutional Class/ Institutional Class	–	3,186,689	3,186,689

Annual Report 2013

Notes to Financial Statements (concluded)

October 31, 2013

	Before Reorganization		After Reorganization
	U.S. Equity II Fund	U.S. Equity Fund	U.S. Equity Fund
Shares Outstanding:
Class A/Class A	$4,489,639	$18,015,388	$24,251,217
Class C/Class C	145,162	807,059	978,916
Class R/Class R	–	43,465	43,465
Institutional Service Class/ Institutional Service Class	–	10,469,012	10,469,012
Institutional Class/ Institutional Class	–	282,257	282,257
Net Asset Value per Share:
Class A/Class A	15.06	10.85	10.85
Class C/Class C	11.81	9.98	9.98
Class R/Class R	–	10.41	10.41
Institutional Service Class/ Institutional Service Class	–	11.29	11.29
Institutional Class/ Institutional Class	–	11.29	11.29
Net unrealized appreciation/(depreciation)	14,177,990	66,030,785	80,208,775
Accumulated net realized gain/(loss)	(21,347,109)	(45,490,759)	(45,490,759)

12. Subsequent Events

On December 11, 2013, the Board of Trustees of the Funds approved eliminating the 2.00% redemption fee applicable to all classes of shares of the Funds, effective as of February 28, 2014. This change will be incorporated into the Funds’ 2014 annual update to the registration statement.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments other than that noted above were required to the Financial Statements as of October 31, 2013.

2013 Annual Report

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Equity Long-Short Fund, Aberdeen Global Equity Fund, Aberdeen Global Natural Resources Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Small Cap Fund, Aberdeen U.S. Equity Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Fund and Aberdeen Asia-Pacific Smaller Companies Fund, eleven of the funds comprising the Aberdeen Funds (the “Funds”), as of October 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. We have also audited the statements of assets and liabilities, including the statements of investments, of the Aberdeen European Equity Fund and Aberdeen Latin American Equity Fund, as of October 31, 2013, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period March 25, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2013

Annual Report 2013

Other Tax Information (Unaudited)

For the period ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the year ended October 31, 2013, the following Funds paid qualified dividend income:

Fund Name	Qualified Dividend Income
Asia-Pacific (ex-Japan) Equity Fund	66.27%
Asia-Pacific Smaller Companies Fund	100.00%
China Opportunities Fund	100.00%
Emerging Markets Fund	100.00%
European Equity Fund	100.00%
Global Equity Fund	100.00%
Global Natural Resources Fund	100.00%
Global Small Cap Fund	100.00%
International Equity Fund	100.00%
Latin American Fund	31.00%
U.S. Equity Fund	100.00%

For the taxable year ended October 31, 2013, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund Name	Dividend Received Deduction
Asia-Pacific Smaller Companies Fund	51.00%
China Opportunities Fund	4.00%
Global Equity Fund	32.00%
Global Natural Resources Fund	24.00%
Global Small Cap Fund	7.00%
U.S. Equity Fund	100.00%

2013 Annual Report

Other Tax Information (Unaudited) (concluded)

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2013. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2013) was as follows:

Fund Name	Foreign Tax
Asia-Pacific (ex-Japan) Equity Fund	$0.00965
Asia-Pacific Smaller Companies Fund	$0.08360
China Opportunities Fund	$0.01580
Emerging Markets Fund	$0.03116
European Equity Fund	$0.01286
Global Equity Fund	$0.02256
Global Natural Resources Fund	$0.03587
Global Small Cap Fund	$0.07739
International Equity Fund	$0.03665
Latin American Fund	$0.01279

During the year ended October 31, 2013, the following Funds designated dividends as long-term capital gains:

Fund Name	Amount
Asia-Pacific (ex-Japan) Equity Fund	$8,336,648
Asia-Pacific Smaller Companies Fund	32,121
Equity Long-Short Fund	6,229,395

Annual Report 2013

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2013 and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Actual Ending Account Value, October 31, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
Class A	$1,000.00	$992.00	$1,017.64	$7.53	$7.63	1.50%
Class C	1,000.00	988.30	1,013.96	11.18	11.32	2.23%
Class R	1,000.00	990.90	1,016.38	8.78	8.89	1.75%
Institutional Service Class	1,000.00	993.40	1,018.55	6.63	6.72	1.32%
Institutional Class	1,000.00	993.70	1,018.85	6.33	6.41	1.26%
Aberdeen Asia-Pacific Smaller Companies Fund
Class A	1,000.00	957.50	1,016.38	8.63	8.89	1.75%
Class C	1,000.00	953.70	1,012.60	12.31	12.68	2.50%
Class R	1,000.00	951.80	1,012.20	12.69	13.09	2.58%
Institutional Service Class	1,000.00	969.40	1,017.59	7.50	7.68	1.51%
Institutional Class	1,000.00	958.20	1,017.64	7.40	7.63	1.50%
Aberdeen China Opportunities Fund
Class A	1,000.00	983.20	1,015.68	9.45	9.60	1.89%
Class C	1,000.00	979.20	1,012.00	13.07	13.29	2.62%
Class R	1,000.00	981.00	1,013.66	11.43	11.62	2.29%
Institutional Service Class	1,000.00	984.30	1,016.99	8.15	8.29	1.63%
Institutional Class	1,000.00	984.40	1,017.04	8.10	8.24	1.62%
Aberdeen Emerging Markets Fund
Class A	1,000.00	956.90	1,017.75	7.30	7.53	1.48%
Class C	1,000.00	953.60	1,014.52	10.44	10.76	2.12%
Class R	1,000.00	955.50	1,016.03	8.97	9.25	1.82%
Institutional Service Class	1,000.00	957.30	1,018.10	6.96	7.17	1.41%
Institutional Class	1,000.00	958.40	1,019.46	5.63	5.80	1.14%

2013 Annual Report

Shareholder Expense Examples (Unaudited) (continued)

	Beginning Account Value, May 1, 2013	Actual Ending Account Value, October 31, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Equity Long-Short Fund
Class A	$1,000.00	$1,028.90	$1,013.26	$12.12	$12.03	2.37%
Class C	1,000.00	1,025.50	1,009.73	15.67	15.55	3.07%
Class R	1,000.00	1,026.30	1,011.09	14.30	14.19	2.80%
Institutional Service Class	1,000.00	1,030.20	1,013.71	11.67	11.57	2.28%
Institutional Class	1,000.00	1,030.00	1,014.77	10.59	10.51	2.07%
Aberdeen European Equity Fund
Class A	1,000.00	1,058.70	1,018.40	7.01	6.87	1.35%
Class C	1,000.00	1,054.00	1,014.67	10.82	10.61	2.09%
Class R	1,000.00	1,059.20	1,017.19	8.25	8.08	1.59%
Institutional Service Class	1,000.00	1,059.20	1,019.66	5.71	5.60	1.10%
Institutional Class	1,000.00	1,057.10	1,019.66	5.70	5.60	1.10%
Aberdeen Global Equity Fund
Class A	1,000.00	1,034.60	1,017.19	8.15	8.08	1.59%
Class C	1,000.00	1,030.90	1,014.17	11.21	11.12	2.19%
Class R	1,000.00	1,033.10	1,016.13	9.22	9.15	1.80%
Institutional Service Class	1,000.00	1,036.70	1,019.16	6.16	6.11	1.20%
Institutional Class	1,000.00	1,036.70	1,019.21	6.11	6.06	1.19%
Aberdeen Global Natural Resources Fund
Class A	1,000.00	1,034.90	1,017.75	7.59	7.53	1.48%
Class C	1,000.00	1,031.30	1,014.32	11.06	10.97	2.16%
Class R	1,000.00	1,033.90	1,016.59	8.77	8.69	1.71%
Institutional Service Class	1,000.00	1,036.90	1,019.41	5.90	5.85	1.15%
Institutional Class	1,000.00	1,036.90	1,019.36	5.96	5.90	1.16%
Aberdeen Global Small Cap Fund
Class A	1,000.00	987.60	1,016.94	8.22	8.34	1.64%
Class C	1,000.00	984.30	1,013.61	11.50	11.67	2.30%
Class R	1,000.00	986.70	1,016.03	9.11	9.25	1.82%
Institutional Service Class	1,000.00	988.80	1,017.69	7.47	7.58	1.49%
Institutional Class	1,000.00	989.20	1,018.65	6.52	6.61	1.30%
Aberdeen International Equity Fund
Class A	1,000.00	1,020.00	1,018.25	7.03	7.02	1.38%
Class C	1,000.00	1,016.90	1,014.87	10.42	10.41	2.05%
Class R	1,000.00	1,019.10	1,016.84	8.45	8.44	1.66%
Institutional Service Class	1,000.00	1,021.10	1,019.31	5.96	5.96	1.17%
Institutional Class	1,000.00	1,021.90	1,019.91	5.35	5.35	1.05%
Aberdeen Latin American Equity Fund
Class A	1,000.00	892.30	1,017.39	7.39	7.88	1.55%
Class C	1,000.00	889.40	1,013.61	10.95	11.67	2.30%
Class R	1,000.00	891.50	1,016.13	8.58	9.15	1.80%
Institutional Service Class	1,000.00	893.70	1,018.65	6.21	6.61	1.30%
Institutional Class	1,000.00	893.70	1,018.65	6.21	6.61	1.30%
Aberdeen Small Cap Fund
Class A	1,000.00	1,181.00	1,017.80	8.08	7.48	1.47%
Class C	1,000.00	1,177.20	1,014.37	11.80	10.92	2.15%
Class R	1,000.00	1,179.50	1,016.79	9.17	8.49	1.67%
Institutional Service Class	1,000.00	1,183.00	1,019.36	6.38	5.90	1.16%
Institutional Class	1,000.00	1,182.60	1,019.41	6.33	5.85	1.15%

Annual Report 2013

Shareholder Expense Examples (Unaudited) (concluded)

	Beginning Account Value, May 1, 2013	Actual Ending Account Value, October 31, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen U.S. Equity Fund
Class A	$1,000.00	$1,109.00	$1,019.41	$6.11	$5.85	1.15%
Class C	1,000.00	1,105.20	1,015.63	10.08	9.65	1.90%
Class R	1,000.00	1,107.80	1,018.15	7.44	7.12	1.40%
Institutional Service Class	1,000.00	1,110.80	1,020.67	4.79	4.58	0.90%
Institutional Class	1,000.00	1,110.30	1,020.67	4.79	4.58	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2013 Annual Report

Supplemental Information (Unaudited)

October 31, 2013

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 11, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

Agreements for the Aberdeen European Equity Fund and the Aberdeen Latin American Equity Fund were not considered/approved during this process because these funds are new series of the Trust with agreements approved for two year initial terms, at the December 2012 and March 2013 Board meetings, respectively.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s

Annual Report 2013

Supplemental Information (Unaudited) (continued)

October 31, 2013

Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates commenced management of a number of the Funds only upon those Funds’ reorganization into the Trust. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2013:

Aberdeen China Opportunities Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3- and 5- year periods and outperformed its benchmark for the 3- and 5-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period.

Aberdeen Equity Long-Short Fund. The Board noted that the Fund outperformed its peer group average for the 10-year period, and underperformed its peer group average for the 1-, 3- and 5- year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10- year periods.

Aberdeen Global Equity Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3-, 5- and 10- year periods, outperformed its benchmark for the 3- and 10- year periods, and underperformed its benchmark for the 1- and 5- year periods. The Board also noted that the Aberdeen Global Financial Services Fund, another series of the Trust, was reorganized into the Fund effective December 16, 2011.

Aberdeen Global Small Cap Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1-, 3- and 5- year periods, and underperformed its peer group average and benchmark for the 10- year period. The Board noted the fact that the Advisers commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser.

Aberdeen International Equity Fund. The Board noted that the Fund outperformed its peer group average for the 3-, 5- and 10-year periods and its benchmark for the 1-, 3-, 5- and 10- year periods. The Fund underperformed its peer group for the 1-year period. The Board also noted that the Aberdeen International Equity Institutional Fund, another series of the Trust, was reorganized into the Fund effective February 27, 2012.

Aberdeen Global Natural Resources Fund. The Board noted that the Fund underperformed its peer group average and its benchmark for the 1-, 3- and 5- year periods.

Aberdeen Small Cap Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 10-year period, and underperformed its peer group average and its benchmark for the 1-, 3- and 5-year periods. The Board noted that the Adviser began advising the Fund on June 23, 2008, and that performance prior to that date represents the performance of the Fund’s previous adviser. The Board also took into account the reorganization of the Small Cap Fund, a series of Pacific Capital Funds, into the Fund effective July 9, 2010.

Aberdeen U.S. Equity Fund (formerly, Aberdeen U.S. Equity I Fund). The Board noted that the Fund outperformed its peer group average for the 1- and 10-year periods and underperformed its peer group average for the 3- and 5-year periods. The Board also noted that the Fund outperformed its benchmark for the 10-year period and underperformed its benchmark for the 1-, 3- and 5-year periods. The Board noted that the Credit Suisse Large Cap Blend Fund, Inc. and Aberdeen U.S. Equity Fund were reorganized into the Fund effective October 7, 2011, and that the Aberdeen U.S. Equity II Fund was reorganized into the Fund effective February 25, 2013.

2013 Annual Report

Supplemental Information (Unaudited) (continued)

October 31, 2013

Aberdeen Emerging Markets Fund (formerly, Aberdeen Emerging Markets Institutional Fund). The Board noted that the Fund outperformed its peer group average and benchmark for the 1-, 3- and 5-year periods. The Board also noted that the Aberdeen Emerging Markets Fund, another series of the Trust, was reorganized into the Fund effective May 18, 2012. The Board considered that the Fund was closed to new investments (except for limited circumstances) as of February 22, 2013.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (formerly, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund). The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period.

Aberdeen Asia-Pacific Smaller Companies Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1- year period.

After discussion, the Board concluded that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administration services to the Funds. The Trustees considered that the Funds’ administration fees increased to eight basis points on February 25, 2013. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen China Opportunities Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were at the median of the Expense Group.

Aberdeen Equity Long-Short Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses were above the median of the Expense Group. The Board also took into account that the Fund’s expense cap was reduced on February 25, 2013 and that the Fund’s expenses as reported in the independent third party’s report do not reflect this lower limit.

Aberdeen Global Equity Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group.

Aberdeen Global Small Cap Fund. The Board considered that the Fund’s net management fee was at the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Trustees noted that management had implemented breakpoints in the Fund’s advisory fee schedule in 2010.

Aberdeen International Equity Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

Aberdeen Global Natural Resources Fund. The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses after waivers were below the median of the Expense Group.

Aberdeen Small Cap Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each above the median of the Expense Group.

Annual Report 2013

Supplemental Information (Unaudited) (concluded)

October 31, 2013

Aberdeen U.S. Equity Fund (formerly, Aberdeen U.S. Equity I Fund). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Emerging Markets Fund (formerly, Aberdeen Emerging Markets Institutional Fund). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (formerly, Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund). The Board considered that the Fund’s net management fee was above the median of the Expense Group and that the Fund’s net total expenses were below the median of the Expense Group.

Aberdeen Asia-Pacific Smaller Companies Fund. The Board considered that the Fund’s net management fee was at the median of the Expense Group and that the Fund’s net total expenses after waivers were above the median of the Expense Group. The Board also took into account that the Fund’s expense cap was reduced on February 25, 2013 and that the Fund’s expenses as reported in the independent third party’s report do not reflect this lower limit.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and that certain Funds were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

2013 Annual Report

Management of the Funds (unaudited)

As of October 31, 2013

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not Interested Persons (as Defined in the 1940 Act) of the Trust
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately-owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	28	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	25	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.

Annual Report 2013

Management of the Funds (unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron Investment Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	25	None.

2013 Annual Report

Management of the Funds (unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are Interested Persons (as Defined in the 1940 Act) of the Trust
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He has been a Director (1991–present) of Aberdeen Asset Management Asia Limited and a Director (2000–present) of Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2013

Management of the Funds (unaudited) (continued)

October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Officers of the Trust
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President, Chief Executive Officer and Principal Executive Officer (Since March 2009)	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)

Currently, Vice President and Head of Compliance–Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009–2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006–2009).

Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Deputy CCO (Since December 2013)

Currently, Deputy Chief Compliance Officer for the Funds and U.S. Counsel for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate with Morgan, Lewis and Bockius from May 2008–April 2011.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

2013 Annual Report

Management of the Funds (unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)

Currently, Global Head of Fixed Income and Global Head of High Yield for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the EMEA region from 2003 to 2012.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product–US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)

Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002–2008).

Annual Report 2013

Management of the Funds (unaudited) (concluded)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007–2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

2013 Annual Report

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Sofia Rosala, Deputy Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-AR

Aberdeen Funds

Asset Allocations Series

Annual Report

October 31, 2013

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 17

Notes to Financial Statements	Page 30

Report of Independent Registered Public Accounting Firm	Page 40

Other Tax Info	Page 41

Shareholder Expense Examples	Page 42

Supplemental Info	Page 43
Management of Funds	Page 46

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Aberdeen Funds files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2013

Dear Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the twelve-month period ended October 31, 2013.

Market overview

During the reporting period, global equity markets continued their bull run amid widespread dovish monetary policy by central banks and growing optimism toward the end of the summer that the U.S. Federal Reserve’s (Fed) quantitative easing (QE) policy would continue at least through the first quarter of 2014. On the other hand, global investment-grade fixed income markets posted mostly negative returns as U.S. Treasury yields spiked and markets experienced a sharp sell-off in risk assets amid confused rhetoric from the Fed in early summer.

Going forward, we believe the overall global economic recovery remains fragile and any action in the form of tapering by the Fed needs to be carefully calculated. We believe that central banks around the world continue to walk the fine line between the fiscal conservatism necessary to tighten up balance sheets in heavily indebted Western nations and the continued stimulus that is necessary to support growth. Additionally, given President Obama’s recent nomination of Janet Yellen as the next Fed Chief, we are confident that policy will remain fairly dovish for the short-to-medium term, allowing equity markets to continue their strong run and investment-grade fixed income markets to correct. Therefore, we believe that now is the time for investors to consider diversifying their portfolios globally to gain access to the growth potential of Asia and emerging markets as well as securities that are less interest rate sensitive than U.S. dollar-denominated securities.*

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

In March 2013, we launched the Aberdeen European Equity Fund and the Aberdeen Latin American Equity Fund in response to rising demand from our clients for equity market exposure at a regional level. The Aberdeen Latin American Equity Fund is managed by Aberdeen’s Emerging Markets Equity Team, led by Devan Kaloo in London and supported by Nick Robinson, Head of Brazilian Equities, in Sao Paulo, Brazil. The Aberdeen European Equity Fund is managed by Aberdeen’s Pan European Equity Team, led by Jeremy Whitley in Edinburgh, UK and continues to accommodate growing investor interest in the asset class.

Also in May, Aberdeen completed the acquisition of Artio Global Investors Inc., a U.S. publicly-listed asset manager. This acquisition expands Aberdeen’s U.S. business, deepens our distribution network in the U.S., and adds to our existing fixed income capabilities. Artio’s Global High Yield and Total Return Bond teams, including lead portfolio managers Greg Hopper and Don Quigley, have comfortably migrated their teams to Aberdeen’s New York City office.

In June 2013, Aberdeen hosted the second annual U.S. Investment Conference at the Time Warner Center in New York City. Approximately 200 financial advisors gathered to observe panels of Aberdeen fund managers and guest speakers, including keynote speaker Todd Buchholz, discuss the main theme, ”Navigating a new investment reality. ”Toward the end of the reporting period in October 2013, we held our Annual Investment Conference in London, where institutional investors and financial advisors from around the world gathered to observe panel discussions from different Aberdeen investment teams and guest speakers on the outlook for central bank monetary policy and other key economic issues against the backdrop of “Investing in different tomorrows.”

Aberdeen Funds also received several industry awards during the period: four 2013 Lipper Fund Awards, including “Best International Income Fund over Three Years” for the Aberdeen Asia Bond Fund (Institutional Class: CSABX); “Best International Small Cap Equity Fund over Three Years” for the Aberdeen Global Small Cap Fund (Institutional Class: ABNIX); as well as both “Best International Equity Fund over Three Years” and “Best International Equity Fund over Ten Years” for the Aberdeen International Equity Fund (Institutional Class: GIGIX and Institutional Service Class: GIGSX). We also were named 2013 Equity Manager of the Year at the Public Pension Fund Awards presented by Money Management Intelligence. Additionally, Aberdeen’s global marketing team won a total of 11 STAR Awards from the Mutual Fund Education Association (MFEA) for our mutual fund client and marketing communications. We are pleased and proud to be so recognized.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

* Diversification does not ensure a profit or protect against a loss in a declining market.

2013 Annual Report

1

Market Review

Major global equity market indices rose sharply during the 12-month period ended October 31, 2013, buoyed mainly by coordinated global central bank monetary policy. The developed markets significantly outperformed their emerging markets counterparts for the period. The U.S. broader-market S&P 500 Index and the MSCI All Country World ex-U.S. Index gained 27.2% and 20.3%, respectively, versus the 6.9% return of the MSCI Emerging Markets Index over the annual period. Investors appeared to be preoccupied initially by the U.S. presidential election in November 2012, and then focused on a succession of impending crises fueled by the ongoing political wrangling in Washington, DC over federal spending and debt management—including a partial shutdown of the U.S. government in October 2013. Elsewhere, there were signs of economic recovery in Europe, albeit a modest upturn, and China rebounded from a comparative slowdown earlier in the annual period, buoyed mainly by loose monetary policy.

Shares of U.S. companies posted healthy gains during the annual period amid the release of modestly improving U.S. economic data and with the support of continued accommodative monetary policy. At first, the uncertain fiscal situation across Europe and the upcoming U.S. presidential election dominated the news, swiftly followed by the impending fiscal cliff and the eventual reality of across-the-board U.S. federal spending cuts. The Federal Reserve (Fed) then assumed the spotlight, as global financial markets clamored for a sign from the central bank as to when it would begin to slow the pace of its monetary easing. Major market indices moved higher after the Fed announced at its September 2013 meeting that it would keep policy unchanged. Late in the period, markets appeared to be preoccupied with the 15-day U.S. government shutdown which began on October 1 after politicians failed to agree on a budget for the 2014 fiscal year. By the end of the reporting period, Congress had reached an accord on temporary funding of government operations and suspending the nation’s debt ceiling until early 2014.

Japan was the strongest performer among the major developed equity markets for the annual period attributable largely to the Bank of Japan’s aggressive monetary easing policy, as well as a notable decline in the yen versus most major global currencies—which was a boon to exports. Europe emerged from recession in the third quarter of 2013 after six consecutive quarters of contraction, while UK gross domestic product (GDP) growth accelerated. The European Central Bank (ECB) lowered its benchmark interest rate in May 2013 and asserted that it could implement negative deposit rates in an effort to encourage banks to lend. However, as of the end of the reporting period, the ECB had not taken additional actions, although ECB President Mario Draghi has indicated that all policy options remained on the table.

Emerging market equities provided only modest returns for much of the period until rallying in September and October 2013. Performance initially was dampened by concerns about slowing economic growth in the developing markets, along with the ongoing monetary policy tightening in China. Emerging markets suffered a significant correction in June after the Fed began communicating a timeline for the withdrawal of its quantitative easing program, which has supplied copious amounts of liquidity to emerging economies. The upturn late in the annual period was spurred mainly by an increase in investor risk appetite, as well as improvement in Chinese economic growth. China’s GDP grew 7.8% year over year in the third quarter, up from the 7.5% rate for the previous three-month period, bolstered by the manufacturing sector. Nonetheless, there was a slowdown in infrastructure investment, which we believe may signal that the momentum of the economic rebound is fading, particularly if credit growth continues to decline. In Latin America, economic data over the reporting period generally did not meet expectations. The governments of Brazil, Chile, Colombia and Mexico all downgraded their full-year GDP forecasts. Additionally, the Brazilian central bank embarked on a rate-tightening cycle in an effort to stem inflation.

There was quite a different performance story in the global investment-grade fixed income markets. The Barclays Capital Global Aggregate Bond Index, the broad investment-grade fixed income market benchmark, returned -1.5% for the annual period. The markets were well-supported through May 2013 by central bank asset purchases in Japan and the West, signs of a stalling global economic recovery, and receding inflation. Subsequently, however, U.S. monetary policy dynamics came to the fore in driving market sentiment. Fears that the Fed was about to reduce its stimulus program led to a spike in U.S. Treasury yields, and consequently, a sharp sell-off across other markets. Income investors were not completely “left out in the cold,” however, as positive returns could be found further down on the credit quality ladder, with both the U.S. and global high yield markets posting gains for the annual period. High yield bonds historically have outperformed versus their investment-grade counterparts in rising interest-rate environments.

Outlook

The Fed’s recent deferral of monetary policy tapering has provided some relief for bond markets; however, we think that this is merely a short term reprieve. We maintain our expectation of bond yields gradually rising from their current, historic lows once monetary tightening begins, most likely in the first half of 2014. Due to the vast scale and reach of the U.S. quantitative easing program (dubbed “QE3”), we see the likely impact being felt across global bond markets. In our view, global equities are well-positioned to gain from improving economic activity in the developed world, particularly given the current healthy balance sheets and margins of many companies. We are, however, conscious of the significant rise in company valuations that has occurred, particularly in developed equity markets, and we note the need for an improvement in earnings growth to substantiate further re-rating. Looking ahead, we believe the markets will remain highly sensitive to Fed policy-induced capital outflows, and growth in emerging economies generally should exceed that of the developed world, yet with more volatility. We believe that both demographics and the scope for productivity growth remain positive in emerging markets, and that the fundamentals remain attractive over a longer time horizon.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2013

2

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Class A shares at net asset value net of fees) returned 9.76% for the 12-month period ended October 31, 2013, versus the 0.05% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 425 funds) was 10.20%.

Macroeconomic events dominated global markets at the start of the reporting period, as post-U.S. election concerns about the looming U.S. “fiscal cliff” contributed to higher market volatility. Underlying economic data in the U.S. remained mixed, but investors were preoccupied mainly with the broader policy implications around government spending and tax rates. The Institute for Supply Management’s (ISM) survey1 indicated U.S. manufacturing contracted in November 2012, as manufacturers pulled back investment and hiring amid the on-going uncertainty about developments in Washington. Policy-driven events played a significant role in the performance of global markets through year-end, and major equity markets finished 2012 on a strong note, despite last-minute uncertainties about the success of the fiscal cliff negotiations. The Federal Reserve (Fed) signaled that continued policy accommodation would be focused on employment levels, while concerns around a hard economic landing in China and Eurozone issues largely receded in investor’s minds. U.S. economic data showed signs of continued improvement as housing markets, corporate lending levels and unemployment trends were all consistent with sustainable economic growth.

The compromise in Washington on the fiscal cliff set the stage for a surprisingly strong start to 2013 for domestic equities, as indices approached price levels not seen since prior to the 2008 financial crisis. This helped offset continued mixed U.S. economic data, including slightly negative fourth-quarter gross domestic product (GDP) growth and labor market conditions that remained sluggish. Global financial markets entered May on a strong note but ended on decidedly weaker and significantly more volatile footing. Steadily improving macroeconomic data drove U.S. stocks to record levels, but market concerns about the possible “tapering” of the Federal Reserve’s quantitative easing policies caused bond yields to spike significantly, leaving several major asset classes with significantly negative returns. The result was a period where a broad range of both domestic and international equity and bond markets suffered significant losses.

This market upheaval continued into early summer, as global financial markets continued to react negatively to rising interest rates, largely driven by the prospect of the Fed tapering its monetary easing policies. This uncertainty over the course of central bank policy, particularly in the U.S., led to continued volatility and selling pressure in equities and government bonds, and threatened to touch off a new round of global financial distress. After stabilizing somewhat and again approaching record highs, global markets experienced a renewed bout of turmoil to end the summer. Several negative factors converged to preoccupy investor’s minds, including the prospect of a rapidly escalating Syrian crisis combined with existing anxiety about the direction of monetary policy and looming federal budget battles in Washington. Growth worries also remained paramount as economic data in the U.S. remained mixed, with positive upward revisions to second-quarter GDP numbers offset by slowing new home sales and weaker retail earnings.

Investors experienced strong returns in September, as an unexpected mid-month delay in the Fed’s plans to begin tapering its policy stimulus provided an additional boost to the performance of financial markets. Despite this tailwind, the month’s final trading days saw growing selling pressure on U.S. stocks as investors grew increasingly wary of Washington’s deep fiscal impasse. As the annual period concluded in October, global markets had again regained positive momentum, despite the debt ceiling drama in Washington and continued uncertainty about the timing of Fed changes to its government bond-buying program. Economic data in the U.S. and globally continued to offer enough indications of positive upward momentum to encourage investor appetite for risk assets, in our view. U.S. equity market indices in particular continued to set record highs against a backdrop of positive manufacturing data, subdued inflation and declining gasoline prices.

The annual period was characterized by periodic intervals of market volatility. The Fund’s holding in AQR Managed Futures Strategy Fund was a significant positive contributor to performance for the period, along with strong absolute returns from long-short holdings, including Mainstay Marketfield Fund and Gotham Absolute Return Fund. Fund performance also was enhanced by positions in Robeco Boston Partners Long/Short Research Fund and Aberdeen Equity Long-Short Fund. The Fund’s holding in the First Trust Health Care AlphaDex Fund was a significant contributor as well, along with strong returns from U.S. micro-cap equity exposures. The Fund’s fixed income assets generated mixed returns for the period, with both Aberdeen U.S. High Yield Bond Fund and Eaton Vance Floating Rate Note Fund contributing to performance, while Aberdeen Emerging Markets Debt Local Currency Fund had a negative impact. A notable detractor from Fund performance was the holding in Credit Suisse Commodity Return Strategy Fund, which posted significantly negative returns for the reporting period. There was substantial price weakness across a broad range of commodities during the period amid continuing uncertainty about the pace of global economic growth.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic outlook, which is mildly cautious given the strong recent performance in many asset classes and lingering growth uncertainties prevailing both in the U.S. and globally in the near-to-medium term. The Fund remains highly diversified2

1	The ISM Manufacturing Purchasing Managers Index is a composite index based on 10 individual indexes: New Orders, Production, Employment, Supplier Deliveries, Inventories, Customers’ Inventories, Prices, Backlog of Orders, Exports, and Imports. A reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

2013 Annual Report

3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

across various traditional and non-traditional asset classes, and has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	9.76%	9.78%	6.03%
	w/SC3	3.45%	8.48%	5.36%
Class C	w/o SC	8.91%	8.98%	5.25%
	w/SC4	7.91%	8.98%	5.25%
Class R5	w/o SC	9.32%	9.44%	5.72%
Institutional Service Class[5,6]	w/o SC	10.03%	9.84%	6.06%
Institutional Class[5]	w/o SC	10.03%	10.08%	6.32%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2013 Annual Report

5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index, S&P 500® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market. Effective September 24, 2012, the Citigroup 3-Month Treasury Bill Index replaced the S&P 500 Index as the Fund’s benchmark as a result of a change in the investment objective and strategy of the Fund. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Mutual Funds	85.8%
Exchange Traded Funds	10.2%
Repurchase Agreement	4.1%
Liabilities in excess of other assets	(0.1%)
100.0%

Top Asset Group
Alternative Investment	54.7%
Equity Funds	22.4%
Fixed Income Funds	11.0%
Real Estate Investment Trust (REIT) Funds	4.1%
Commodity Funds	3.8%
Other	4.0%
100.0%
Top Holdings*
Robeco Boston Partners Long/Short Research Fund, Institutional Class	10.1%
MainStay Marketfield Fund, Institutional Class	10.0%
Gotham Absolute Return Fund, Institutional Class	9.3%
Aberdeen Equity Long-Short Fund, Institutional Class	8.0%
AQR Managed Futures Strategy Fund, Class I	7.2%
Ivy Micro Cap Growth Fund, Class I	7.0%
Arbitrage Event Driven Fund, Institutional Class	6.2%
First Trust Health Care AlphaDEX Fund	6.1%
Tortoise MLP & Pipeline Fund, Institutional Class	5.2%
Eaton Vance Floating-Rate Fund, Class I	5.0%
Other	25.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

6

Statement of Investments

October 31, 2013

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (85.8%)
Alternative Investment (54.7%)
Aberdeen Equity Long-Short Fund, Institutional Class (a)	144,038	$1,781,750
AQR Managed Futures Strategy Fund, Class I	158,538	1,594,895
Arbitrage Event Driven Fund, Institutional Class	135,412	1,375,784
Gotham Absolute Return Fund, Institutional Class	162,794	2,072,366
MainStay Marketfield Fund, Institutional Class	121,961	2,209,936
Parametric Absolute Return Fund, Institutional Class	90,573	873,125
Robeco Boston Partners Long/Short Research Fund, Institutional Class	162,718	2,253,639
		12,161,495
Commodity Fund (3.8%)
Credit Suisse Commodity Return Strategy Fund, Class I*	117,994	850,734
Equity Funds (16.3%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (a)	75,678	901,321
Ivy Micro Cap Growth Fund, Class I*	61,063	1,564,439
Tortoise MLP & Pipeline Fund, Institutional Class	75,409	1,152,257
		3,618,017
Fixed Income Funds (11.0%)
Aberdeen U.S. High Yield Bond Fund, Institutional Class (a)	44,628	463,686
Eaton Vance Floating-Rate Fund, Class I	121,023	1,109,780
PIMCO Emerging Markets Currency Fund, Institutional Class	85,773	880,895
		2,454,361
Total Mutual Funds		19,084,607
EXCHANGE TRADED FUNDS (10.2%)
Equity Fund (6.1%)
First Trust Health Care AlphaDEX Fund	30,666	1,365,864
Real Estate Investment Trust (REIT) Funds (4.1%)
iShares Cohen & Steers Realty Majors Index Fund	5,773	459,819
SPDR Dow Jones International Real Estate Fund	10,561	455,707
		915,526
Total Exchange Traded Funds		2,281,390
REPURCHASE AGREEMENT (4.1%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $902,000, collateralized by U.S. Treasury Note, maturing 11/15/2020; total market value of $922,085	$902,000	902,000
Total Repurchase Agreement		902,000
Total Investments (Cost $20,675,846) (b)—100.1%		22,267,997

Liabilities in excess of other assets—(0.1)%		(22,739)
Net Assets—100.0%		$22,245,258

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2013 Annual Report

7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Class A shares at net asset value net of fees) returned 7.69% for the 12-month period ended October 31, 2013, versus the -1.08% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 425 funds) was 10.20%.

Macroeconomic events dominated global markets at the start of the reporting period, as post-U.S. election concerns about the looming U.S. “fiscal cliff” contributed to higher market volatility. Underlying economic data in the U.S. remained mixed, but investors were preoccupied mainly with the broader policy implications around government spending and tax rates. The Institute for Supply Management’s (ISM) survey1 indicated U.S. manufacturing contracted in November 2012, as manufacturers pulled back investment and hiring amid the on-going uncertainty about developments in Washington. Policy-driven events played a significant role in the performance of global markets through year-end, and major equity markets finished 2012 on a strong note, despite last-minute uncertainties about the success of the fiscal cliff negotiations. The Federal Reserve (Fed) signaled that continued policy accommodation would be focused on employment levels, while concerns around a hard economic landing in China and Eurozone issues largely receded in investor’s minds. U.S. economic data showed signs of continued improvement as housing markets, corporate lending levels and unemployment trends were all consistent with sustainable economic growth.

The compromise in Washington on the fiscal cliff set the stage for a surprisingly strong start to 2013 for domestic equities, as indices approached price levels not seen since prior to the 2008 financial crisis. This helped offset continued mixed U.S. economic data, including slightly negative fourth-quarter gross domestic product (GDP) growth and labor market conditions that remained sluggish. Global financial markets entered May on a strong note but ended on decidedly weaker and significantly more volatile footing. Steadily improving macroeconomic data drove U.S. stocks to record levels, but market concerns about the possible “tapering” of the Federal Reserve’s quantitative easing policies caused bond yields to spike significantly, leaving several major asset classes with significantly negative returns. The result was a period where a broad range of both domestic and international equity and bond markets suffered significant losses.

This market upheaval continued into early summer, as global financial markets continued to react negatively to rising interest rates, largely driven by the prospect of the Fed tapering its monetary easing policies. This uncertainty over the course of central bank policy, particularly in the U.S., led to continued volatility and selling pressure in equities and government bonds, and threatened to touch off a new round of global financial distress. After stabilizing somewhat and again approaching record highs, global markets experienced a renewed bout of turmoil to end the summer. Several negative factors converged to preoccupy investor’s minds, including the prospect of a rapidly escalating Syrian crisis combined with existing anxiety about the direction of monetary policy and looming federal budget battles in Washington. Growth worries also remained paramount as economic data in the U.S. remained mixed, with positive upward revisions to second-quarter GDP numbers offset by slowing new home sales and weaker retail earnings.

Investors experienced strong returns in September, as an unexpected mid-month delay in the Fed’s plans to begin tapering its policy stimulus provided an additional boost to the performance of financial markets. Despite this tailwind, the month’s final trading days saw growing selling pressure on U.S. stocks as investors grew increasingly wary of Washington’s deep fiscal impasse. As the annual period concluded in October, global markets had again regained positive momentum, despite the debt ceiling drama in Washington and continued uncertainty about the timing of Fed changes to its government bond-buying program. Economic data in the U.S. and globally continued to offer enough indications of positive upward momentum to encourage investor appetite for risk assets, in our view. U.S. equity market indices in particular continued to set record highs against a backdrop of positive manufacturing data, subdued inflation and declining gasoline prices.

Despite the periodic intervals of market volatility, the annual period overall was generally quite favorable for most risk asset classes. The Fund’s holding in iShares S&P Global Healthcare ETF2 was a significant contributor to performance, along with strong returns from U.S. equities, particularly mid-cap exposures. The Fund’s exposure to U.S. energy infrastructure also had a positive impact on performance. With the significant upward move in interest rates in mid-2013, the Fund’s fixed income assets generated mixed returns for the reporting period. The holdings in Oppenheimer International Bond Fund and Aberdeen Core Fixed Income Fund both recorded negative returns, while the variable yield structure of the holding in Eaton Vance Floating Rate Fund allowed it to generate a positive return for the period. A significant detractor from Fund performance was the holding in PIMCO Commodity Real Return Strategy Fund, which posted a significantly negative return for the reporting period. There was substantial price weakness across a broad range of commodities during the period amid continuing uncertainty about the pace of global economic growth.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic outlook, which is mildly cautious given the strong recent performance in many asset classes and lingering growth uncertainties prevailing both in the U.S. and globally in the near to medium term. The Fund remains highly diversified3

Annual Report 2013

8

1	The ISM Manufacturing Purchasing Managers Index is a composite index based on 10 individual indexes: New Orders, Production, Employment, Supplier Deliveries, Inventories, Customers’ Inventories, Prices, Backlog of Orders, Exports, and Imports. A reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.
2	An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on an exchange.
3	Diversification does not ensure a profit or protect against a loss in a declining market.

Aberdeen Diversified Income Fund (Unaudited) (concluded)

across various traditional and non-traditional asset classes, and has the flexibility to tilt specific allocations in the medium term based on changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

2013 Annual Report

9

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	7.69%	9.66%	6.42%
	w/SC3	1.61%	8.36%	5.75%
Class C	w/o SC	6.96%	8.85%	5.58%
	w/SC4	5.96%	8.85%	5.58%
Class R5	w/o SC	7.29%	9.28%	6.01%
Institutional Service Class[5,6]	w/o SC	8.10%	9.73%	6.45%
Institutional Class[5]	w/o SC	8.01%	9.93%	6.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the previous performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Annual Report 2013

10

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Barclays U.S. Aggregate Bond Index, the S&P 500® Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Effective September 24, 2012, the Barclays U.S. Aggregate Bond Index replaced the S&P 500® Index as the Fund’s benchmark as a result of a change in the investment objective and strategy of the Fund. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Mutual Funds	63.8%
Exchange Traded Funds	34.8%
Repurchase Agreement	1.4%
Liabilities in excess of other assets	–%
100.0%

Amount	listed as “–” are 0% or round to 0%.

Top Asset Group
Equity Funds	46.0%
Fixed Income Funds	44.9%
Real Estate Investment Trust (REIT) Funds	7.7%
Other	1.4%
100.0%

Top Holdings*
Aberdeen International Equity Fund, Institutional Class	12.8%
Eaton Vance Floating-Rate Fund, Class I	10.1%
Aberdeen U.S. High Yield Bond Fund, Institutional Class	9.9%
Nuveen Preferred Securities Fund, Institutional Class	9.2%
iShares Russell Midcap ETF	8.2%
iShares Core S&P 500 ETF	8.0%
Oppenheimer International Bond Fund, Class Y	7.3%
ETRACS Alerian MLP Infrastructure Index ETN	6.4%
Aberdeen Core Fixed Income Fund, Institutional Class	6.3%
iShares Global Infrastructure ETF	4.5%
Other	17.3%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

11

Statement of Investments

October 31, 2013

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (63.8%)
Equity Funds (18.9%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	57,304	$877,327
Aberdeen Global Natural Resources Fund, Institutional Class (a)	52,226	867,465
Aberdeen International Equity Fund, Institutional Class (a)	232,984	3,657,849
		5,402,641
Fixed Income Funds (44.9%)
Aberdeen Core Fixed Income Fund, Institutional Class (a)	166,371	1,788,493
Aberdeen Emerging Markets Debt Local Currency Fund, Institutional Class (a)	67,023	614,599
Aberdeen U.S. High Yield Bond Fund, Institutional Class (a)	270,775	2,813,357
Eaton Vance Floating-Rate Fund, Class I	313,633	2,876,013
Nuveen Preferred Securities Fund, Institutional Class	153,414	2,631,048
Oppenheimer International Bond Fund, Class Y	339,254	2,093,194
		12,816,704
Total Mutual Funds		18,219,345
EXCHANGE TRADED FUNDS (34.8%)
Equity Funds (27.1%)
ETRACS Alerian MLP Infrastructure Index ETN	46,484	1,824,962
iShares Core S&P 500 ETF	12,980	2,293,566
iShares Global Infrastructure ETF	32,399	1,269,716
iShares Russell Midcap ETF	16,163	2,326,987
		7,715,231
Real Estate Investment Trust (REIT) Funds (7.7%)
iShares Cohen & Steers Realty Majors Index Fund	13,955	1,111,516
SPDR Dow Jones International Real Estate Fund	25,334	1,093,162
		2,204,678
Total Exchange Traded Funds		9,919,909
REPURCHASE AGREEMENT (1.4%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $398,000, collateralized by U.S. Treasury Note, maturing 11/15/2020; total market value of $408,049	$398,000	398,000
Total Repurchase Agreement		398,000
Total Investments (Cost $26,505,025) (b)—100.0%		28,537,254

Liabilities in excess of other assets—0.0%		(4,710)
Net Assets—100.0%		$28,532,544

(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
ETN	Exchange Traded Note
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Annual Report 2013

12

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Class A shares at net asset value net of fees) returned 10.35% for the 12-month period ended October 31, 2013, versus the 23.89% return of its benchmark, the MSCI All Country World Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Flexible Portfolio Funds (consisting of 425 funds) was 10.20%.

Macroeconomic events dominated global markets at the start of the reporting period, as post-U.S. election concerns about the looming U.S. “fiscal cliff” contributed to higher market volatility. Underlying economic data in the U.S. remained mixed, but investors were preoccupied mainly with the broader policy implications around government spending and tax rates. The Institute for Supply Management’s (ISM) survey1 indicated U.S. manufacturing contracted in November 2012, as manufacturers pulled back investment and hiring amid the on-going uncertainty about developments in Washington. Policy-driven events played a significant role in the performance of global markets through year-end, and major equity markets finished 2012 on a strong note, despite last-minute uncertainties about the success of the fiscal cliff negotiations. The Federal Reserve (Fed) signaled that continued policy accommodation would be focused on employment levels, while concerns around a hard economic landing in China and Eurozone issues largely receded in investor’s minds. U.S. economic data showed signs of continued improvement as housing markets, corporate lending levels and unemployment trends were all consistent with sustainable economic growth.

The compromise in Washington on the fiscal cliff set the stage for a surprisingly strong start to 2013 for domestic equities, as indices approached price levels not seen since prior to the 2008 financial crisis. This helped offset continued mixed U.S. economic data, including slightly negative fourth-quarter gross domestic product (GDP) growth and labor market conditions that remained sluggish. Global financial markets entered May on a strong note but ended on decidedly weaker and significantly more volatile footing. Steadily improving macroeconomic data drove U.S. stocks to record levels, but market concerns about the possible “tapering” of the Federal Reserve’s quantitative easing policies caused bond yields to spike significantly, leaving several major asset classes with significantly negative returns. The result was a period where a broad range of both domestic and international equity and bond markets suffered significant losses.

This market upheaval continued into early summer, as global financial markets continued to react negatively to rising interest rates, largely driven by the prospect of the Fed tapering its monetary easing policies. This uncertainty over the course of central bank policy, particularly in the U.S., led to continued volatility and selling pressure in equities and government bonds, and threatened to touch off a new round of global financial distress. After stabilizing somewhat and again approaching record highs, global markets experienced a renewed bout of turmoil to end the summer. Several negative factors converged to preoccupy investor’s minds, including the prospect of a rapidly escalating Syrian crisis combined with existing anxiety about the direction of monetary policy and looming federal budget battles in Washington. Growth worries also remained paramount as economic data in the U.S. remained mixed, with positive upward revisions to second-quarter GDP numbers offset by slowing new home sales and weaker retail earnings.

Investors experienced strong returns in September, as an unexpected mid-month delay in the Fed’s plans to begin tapering its policy stimulus provided an additional boost to the performance of financial markets. Despite this tailwind, the month’s final trading days saw growing selling pressure on U.S. stocks as investors grew increasingly wary of Washington’s deep fiscal impasse. As the annual period concluded in October, global markets had again regained positive momentum, despite the debt ceiling drama in Washington and continued uncertainty about the timing of Fed changes to its government bond-buying program. Economic data in the U.S. and globally continued to offer enough indications of positive upward momentum to encourage investor appetite for risk assets, in our view. U.S. equity market indices in particular continued to set record highs against a backdrop of positive manufacturing data, subdued inflation and declining gasoline prices.

Despite the periodic intervals of market volatility, the annual period overall was generally quite favorable for most risk asset classes. The Fund’s holding in First Trust Health Care AlphaDex Fund was a significant contributor to performance, along with strong returns from U.S. equities, particularly small and mid-cap exposures. The Fund’s exposure to U.S. energy infrastructure also had a positive impact on performance. With the significant upward move in interest rates in mid-2013, the Fund’s fixed income assets generated mixed returns for the annual period. The holdings in Oppenheimer International Bond Fund and Aberdeen Core Fixed Income Fund both posted negative returns, while the variable yield structure of the holding in the Eaton Vance Floating Rate Fund allowed it to generate a positive return for the period. A significant detractor from Fund performance for the reporting period was the holding in Credit Suisse Commodity Return Strategy Fund, which posted a significantly negative return. There was notable price weakness across a broad range of commodities during the period amid continuing uncertainty about the pace of global economic growth.

The Fund is currently invested consistent with our views of the prevailing global macroeconomic outlook, which is mildly cautious given the strong recent performance in many asset classes and lingering growth uncertainties prevailing both in the U.S. and globally in the near to medium term. The Fund remains highly diversified2 across various traditional and non-traditional asset classes, and has the flexibility to tilt specific allocations in the medium term based on

1	The ISM Manufacturing Purchasing Managers Index is a composite index based on 10 individual indexes: New Orders, Production, Employment, Supplier Deliveries, Inventories, Customers’ Inventories, Prices, Backlog of Orders, Exports, and Imports. A reading above 50% indicates that the manufacturing economy is generally expanding; below 50% indicates that it is generally contracting.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

2013 Annual Report

13

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

changes in relative valuations or specific macroeconomic events. In our view, this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management:

Aberdeen Solutions Team: Richard Fonash, CFA, and Allison Mortensen, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries. The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

14

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	Inception[2]
Class A	w/o SC	10.35%	10.59%	6.42%
	w/SC3	4.12%	9.28%	5.74%
Class C	w/o SC	9.58%	9.81%	5.63%
	w/SC4	8.58%	9.81%	5.63%
Class R5	w/o SC	9.99%	10.35%	6.10%
Institutional Service Class[5,6]	w/o SC	10.72%	10.66%	6.45%
Institutional Class[5,7]	w/o SC	10.72%	10.74%	6.49%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on June 29, 2004.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. The performance of the Institutional Class is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
7	Performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A shares. During this period Institutional Class did not have any shareholders. The performance of Class A is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2013 Annual Report

15

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, the S&P 500® Index, and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 24 developed markets countries and 21 emerging markets. Effective February 25, 2013, the MSCI AC World Index replaced the S&P 500® Index as the Fund’s benchmark.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Mutual Funds	75.9%
Exchange Traded Funds	21.1%
Repurchase Agreement	2.9%
Other assets in excess of liabilities	0.1%
100.0%

Top Asset Group
Equity Funds	59.6%
Fixed Income Funds	21.6%
Alternative Investment	7.0%
Commodity Funds	4.7%
Real Estate Investment Trust (REIT) Funds	4.1%
Other	3.0%
100.0%
Top Holdings*
Aberdeen International Equity Fund, Institutional Class	12.6%
Eaton Vance Floating-Rate Fund, Class I	10.8%
iShares Core S&P 500 ETF	7.2%
Aberdeen Small Cap Fund, Institutional Class	6.3%
Tortoise MLP & Pipeline Fund, Institutional Class	6.2%
Oppenheimer International Bond Fund, Class Y	6.1%
iShares Russell Midcap ETF	5.7%
Ivy Micro Cap Growth Fund, Class I	5.2%
Aberdeen U.S. Equity Fund, Institutional Class	5.1%
Aberdeen Core Fixed Income Fund, Institutional Class	4.7%
Other	30.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

16

Statement of Investments

October 31, 2013

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (75.9%)
Alternative Investment (7.0%)
Aberdeen Equity Long-Short Fund, Institutional Class (a)	65,120	$805,532
AQR Managed Futures Strategy Fund, Class I	105,554	1,061,871
		1,867,403
Commodity Fund (4.7%)
Credit Suisse Commodity Return Strategy Fund, Class I*	172,889	1,246,529
Equity Funds (42.6%)
Aberdeen Asia-Pacific Smaller Companies Fund, Institutional Class (a)	68,775	819,115
Aberdeen Emerging Markets Fund, Institutional Class (a)	71,809	1,099,400
Aberdeen International Equity Fund, Institutional Class (a)	215,187	3,378,442
Aberdeen Small Cap Fund, Institutional Class* (a)	73,746	1,676,238
Aberdeen U.S. Equity Fund, Institutional Class (a)	106,112	1,373,085
Ivy Micro Cap Growth Fund, Class I*	54,045	1,384,628
Tortoise MLP & Pipeline Fund, Institutional Class	108,166	1,652,781
		11,383,689
Fixed Income Funds (21.6%)
Aberdeen Core Fixed Income Fund, Institutional Class (a)	117,521	1,263,350
Eaton Vance Floating-Rate Fund, Class I	313,749	2,877,082
Oppenheimer International Bond Fund, Class Y	264,521	1,632,095
		5,772,527
Total Mutual Funds		20,270,148
EXCHANGE TRADED FUNDS (21.1%)
Equity Funds (17.0%)
First Trust Health Care AlphaDEX Fund	24,425	1,087,890
iShares Core S&P 500 ETF	10,852	1,917,548
iShares Russell Midcap ETF	10,644	1,532,417
		4,537,855
Real Estate Investment Trust (REIT) Funds (4.1%)
iShares Cohen & Steers Realty Majors Index Fund	6,867	546,956
SPDR Dow Jones International Real Estate Fund	12,564	542,137
		1,089,093
Total Exchange Traded Funds		5,626,948
REPURCHASE AGREEMENT (2.9%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $779,000, collateralized by U.S. Treasury Note, maturing 11/15/2020; total market value of $794,901	$779,000	$779,000
Total Repurchase Agreement		779,000
Total Investments (Cost $24,682,696) (b)—99.9%		26,676,096

Other assets in excess of liabilities—0.1%		22,726
Net Assets—100.0%		$26,698,822

*	Non-income producing security.
(a)	Investment in affiliate.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

2013 Annual Report

17

Statements of Assets and Liabilities

October 31, 2013

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$18,219,240	$17,520,164	$15,481,934
Investments in affiliates, at value	3,146,757	10,619,090	10,415,162
Repurchase agreements, at value	902,000	398,000	779,000

Total investments	22,267,997	28,537,254	26,676,096

Cash	427	395	276
Receivable from adviser	15,968	15,125	17,650
Interest and dividends receivable	1,430	22,187	—
Receivable for capital shares issued	94	523	2,117
Prepaid expenses	35,893	36,598	36,310

Total assets	22,321,809	28,612,082	26,732,449

Liabilities:
Payable for capital shares redeemed	40,646	15,561	107
Payable for investments purchased	1,430	22,632	—
Accrued expenses and other payables:
Distribution fees	12,095	17,308	15,114
Printing fees	4,327	5,314	6,524
Transfer agent fees	4,536	4,350	4,382
Investment advisory fees	2,840	3,664	3,400
Administration fees	1,515	1,954	1,813
Legal fees	329	455	405
Custodian fees	387	437	308
Fund accounting fees	216	442	288
Administrative services fees	154	276	242
Other	8,076	7,145	1,044

Total liabilities	76,551	79,538	33,627

Net Assets	$22,245,258	$28,532,544	$26,698,822

Cost:
Investments	$16,873,493	$16,053,433	$14,641,268
Investments in affiliates	2,900,352	10,053,592	9,262,428
Repurchase agreements	902,000	398,000	779,000

Represented by:
Capital	$41,090,147	$27,369,514	$27,989,930
Accumulated net investment income	—	107,725	22,316
Accumulated net realized loss from investments	(20,437,041)	(976,924)	(3,306,824)
Net unrealized appreciation on investments	1,592,152	2,032,229	1,993,400

Net Assets	$22,245,258	$28,532,544	$26,698,822

Net Assets:
Class A Shares	$6,134,665	$8,357,096	$9,936,666
Class C Shares	12,467,031	17,824,351	15,122,614
Class R Shares	371,262	387,363	405,759
Institutional Service Class Shares	10,929	10,757	10,966
Institutional Class Shares	3,261,371	1,952,977	1,222,817

Total	$22,245,258	$28,532,544	$26,698,822

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

18

Statements of Assets and Liabilities (concluded)

October 31, 2013

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	485,779		664,301		794,297
Class C Shares	1,020,356		1,443,811		1,231,319
Class R Shares	29,569		31,012		32,601
Institutional Service Class Shares	857		856		880
Institutional Class Shares	255,874		155,460		98,175

Total	1,792,435		2,295,440		2,157,272

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.63		$12.58		$12.51
Class C Shares(a)	$12.22		$12.35	(b)	$12.28
Class R Shares	$12.56	(b)	$12.49		$12.45
Institutional Service Class Shares	$12.75		$12.57	(b)	$12.46
Institutional Class Shares	$12.75		$12.56		$12.46
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.40		$13.35		$13.27
Maximum Sales Charge:
Class A Shares	5.75%		5.75%		5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2013 due to financial statement rounding and/or financial statement adjustments.

See accompanying notes to financial statements.

2013 Annual Report

19

Statements of Operations

For the Year Ended October 31, 2013

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$224,586	$767,890	$377,222
Dividend income from affiliates	116,187	325,733	174,348
Interest income	71	175	200

	340,844	1,093,798	551,770

Expenses:
Investment advisory fees	33,883	49,117	42,215
Administration fees	14,002	19,945	17,346
Distribution fees Class A	15,294	24,459	26,619
Distribution fees Class C	128,594	206,308	162,176
Distribution fees Class R	1,635	2,021	1,843
Administrative services fees Class A	1,133	2,764	2,609
Administrative services fees Class R	427	842	629
Registration and filing fees	62,199	63,112	62,118
Transfer agent fees	54,947	48,824	48,445
Printing fees	18,862	23,381	23,765
Audit fees	19,290	19,290	19,290
Fund accounting fees	2,058	3,132	2,588
Custodian fees	2,117	2,121	2,218
Legal fees	968	1,340	1,158
Trustee fees	817	1,168	984
Other	594	3,755	4,143

Total operating expenses before reimbursed/waived expenses	356,820	471,579	418,146
Expenses reimbursed/waived by investment advisor	(153,416)	(153,325)	(153,911)

Net expenses	203,404	318,254	264,235

Net Investment Income	137,440	775,544	287,535

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	36,808	88,744	61,404
Realized gain distributions from underlying non-affiliated funds	93,848	51,145	83,166
Realized gain from investment transactions from affiliated funds	662,941	542,171	1,203,591
Realized gain from investment transactions from non-affiliated funds	609,248	1,141,110	1,287,233

Net realized gain from investments	1,402,845	1,823,170	2,635,394

Net change in unrealized appreciation/depreciation on investment transactions	469,310	(279,844)	(260,415)

Net realized/unrealized gain from investments	1,872,155	1,543,326	2,374,979

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,009,595	$2,318,870	$2,662,514

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

20

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$137,440	$308,020	$775,544	$511,761	$287,535	$361,624
Net realized gain from investments	1,402,845	1,528,175	1,823,170	2,478,401	2,635,394	2,875,563
Net change in unrealized appreciation/depreciation on investment transactions	469,310	(43,757)	(279,844)	(1,024,578)	(260,415)	(1,657,375)

Changes in net assets resulting from operations	2,009,595	1,792,438	2,318,870	1,965,584	2,662,514	1,579,812

Distributions to Shareholders From:
Net investment income:
Class A	(74,391)	(104,949)	(285,011)	(176,783)	(174,210)	(176,446)
Class C	(126,416)	(169,732)	(460,312)	(244,977)	(165,284)	(158,307)
Class R	(2,868)	(3,184)	(10,090)	(5,747)	(4,974)	(339)
Institutional Service Class	(123)	–	(332)	–	(195)	–
Institutional Class	(36,814)	(49,742)	(61,395)	(24,224)	(15,944)	(2,391)

Change in net assets from shareholder distributions	(240,612)	(327,607)	(817,140)	(451,731)	(360,607)	(337,483)

Change in net assets from capital transactions	(2,566,354)	(6,159,870)	(8,145,204)	2,617,931	(5,067,535)	2,421,994

Change in net assets	(797,371)	(4,695,039)	(6,643,474)	4,131,784	(2,765,628)	3,664,323

Net Assets:
Beginning of year	23,042,629	27,737,668	35,176,018	31,044,234	29,464,450	25,800,127

End of year	$22,245,258	$23,042,629	$28,532,544	$35,176,018	$26,698,822	$29,464,450

Accumulated net investment income at end of year	$–	$18,039	$107,725	$83,601	$22,316	$34,604

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,270,665	$1,175,556	$1,212,716	$2,097,520	$830,182	$805,168
Proceeds of shares issued in connection with fund merger	–	–	–	2,069,418	–	3,276,509
Dividends reinvested	44,180	61,259	202,568	112,685	133,538	130,499
Cost of shares redeemed(a)	(2,097,806)	(2,878,621)	(4,045,490)	(3,438,195)	(3,602,163)	(3,785,099)

Total Class A	(782,961)	(1,641,806)	(2,630,206)	841,428	(2,638,443)	427,077

Class I Shares
Class C Shares
Proceeds from shares issued	1,306,685	357,920	1,426,661	1,154,185	908,970	758,967
Proceeds of shares issued in connection with fund merger	–	–	–	5,693,309	–	4,353,667
Dividends reinvested	52,801	67,099	278,693	138,217	90,757	78,544
Cost of shares redeemed(a)	(3,234,506)	(4,748,476)	(7,316,278)	(5,843,213)	(4,073,488)	(4,044,900)

Total Class C	(1,875,020)	(4,323,457)	(5,610,924)	1,142,498	(3,073,761)	1,146,278

Class R Shares
Proceeds from shares issued	98,366	34,002	59,292	68,140	143,545	231,837
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	47,305
Dividends reinvested	–	–	5,743	2,848	4,287	147
Cost of shares redeemed(a)	(29,270)	(27,851)	(80,343)	(115,198)	(59,708)	(16,435)

Total Class R	69,096	6,151	(15,308)	(44,210)	88,124	262,854

Institutional Service Class Shares
Proceeds from shares issued	–	10,000	–	10,000	–	10,000
Dividends reinvested	123	–	332	–	195	–

Total Institutional Service Class	123	10,000	332	10,000	195	10,000

Institutional Class Shares
Proceeds from shares issued	1,047,202	952,179	860,166	487,817	808,081	488,292
Proceeds of shares issued in connection with fund merger	–	–	–	608,092	–	86,825
Dividends reinvested	6,404	5,034	42,290	9,756	12,897	2,163
Cost of shares redeemed(a)	(1,031,198)	(1,167,971)	(791,554)	(437,450)	(264,628)	(1,495)

Total Institutional Class	22,408	(210,758)	110,902	668,215	556,350	575,785

Change in net assets from capital transactions:	$(2,566,354)	$(6,159,870)	$(8,145,204)	$2,617,931	$(5,067,535)	$2,421,994

(a)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

22

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	103,422	105,340	98,593	181,825	69,195	72,067
Issued in connection with fund merger	–	–	–	171,012	–	281,205
Reinvested	3,766	5,627	16,583	9,767	11,320	11,856
Redeemed	(172,621)	(257,452)	(327,145)	(295,923)	(300,491)	(339,823)

Total Class A Shares	(65,433)	(146,485)	(211,969)	66,681	(219,976)	25,305

Class I Shares
Class C Shares
Issued	110,250	33,398	118,270	101,352	77,207	69,732
Issued in connection with fund merger	–	–	–	478,880	–	379,828
Reinvested	4,628	6,370	23,251	12,243	7,904	7,275
Redeemed	(274,511)	(437,630)	(602,538)	(510,517)	(345,674)	(368,570)

Total Class C Shares	(159,633)	(397,862)	(461,017)	81,958	(260,563)	88,265

Class R Shares
Issued	8,160	3,025	4,824	5,885	12,148	19,926
Issued in connection with fund merger	–	–	–	–	–	4,075
Reinvested	–	–	473	248	367	14
Redeemed	(2,465)	(2,480)	(6,470)	(10,166)	(5,016)	(1,521)

Total Class R Shares	5,695	545	(1,173)	(4,033)	7,499	22,494

Institutional Service Class Shares
Issued	–	847	–	829	–	864
Reinvested	10	–	27	–	16	–

Total Institutional Service Class Shares	10	847	27	829	16	864

Institutional Class Shares
Issued	85,803	83,770	69,825	42,126	66,809	43,676
Issued in connection with fund merger	–	–	–	50,329	–	7,485
Reinvested	542	447	3,463	836	1,092	187
Redeemed	(83,637)	(106,567)	(64,046)	(37,331)	(21,648)	(130)

Total Institutional Class Shares	2,708	(22,350)	9,242	55,960	46,253	51,218

Total change in shares:	(216,653)	(565,305)	(664,890)	201,395	(426,771)	188,146

Amounts	listed as “–” are $0 or round to $0.

See	accompanying notes to financial statements.

2013 Annual Report

23

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013(f)	$11.64	$0.12	$1.01	$1.13	$(0.14)	–	$(0.14)	$12.63
Year Ended October 31, 2012(f)	10.93	0.18	0.70	0.88	(0.17)	–	(0.17)	11.64
Year Ended October 31, 2011(f)	11.31	0.21	(0.38)	(0.17)	(0.21)	–	(0.21)	10.93
Year Ended October 31, 2010(f)	9.89	0.13	1.42	1.55	(0.12)	(0.01)	(0.13)	11.31
Year Ended October 31, 2009	8.46	0.09	1.41	1.50	(0.07)	–	(0.07)	9.89
Class C Shares
Year Ended October 31, 2013(f)	11.33	0.03	0.97	1.00	(0.11)	–	(0.11)	12.22
Year Ended October 31, 2012(f)	10.67	0.10	0.68	0.78	(0.12)	–	(0.12)	11.33
Year Ended October 31, 2011(f)	11.03	0.14	(0.37)	(0.23)	(0.13)	–	(0.13)	10.67
Year Ended October 31, 2010(f)	9.66	0.04	1.39	1.43	(0.05)	(0.01)	(0.06)	11.03
Year Ended October 31, 2009	8.28	0.02	1.38	1.40	(0.02)	–	(0.02)	9.66
Class R Shares
Year Ended October 31, 2013(f)	11.61	0.06	1.01	1.07	(0.12)	–	(0.12)	12.56
Year Ended October 31, 2012(f)	10.90	0.14	0.71	0.85	(0.14)	–	(0.14)	11.61
Year Ended October 31, 2011(f)	11.26	0.21	(0.42)	(0.21)	(0.15)	–	(0.15)	10.90
Year Ended October 31, 2010(f)	9.85	0.09	1.42	1.51	(0.09)	(0.01)	(0.10)	11.26
Year Ended October 31, 2009	8.43	0.06	1.42	1.48	(0.06)	–	(0.06)	9.85
Institutional Service Class Shares
Year Ended October 31, 2013(f)	11.73	0.15	1.02	1.17	(0.15)	–	(0.15)	12.75
Period from September 24, 2012 through October 31, 2012(f)(h)(i)	11.81	0.01	(0.09)	(0.08)	–	–	–	11.73
Period from November 1, 2008 through April 22, 2009(h)(j)	8.50	0.01	(0.66)	(0.65)	(0.03)	–	(0.03)	7.82
Institutional Class Shares
Year Ended October 31, 2013(f)	11.73	0.15	1.02	1.17	(0.15)	–	(0.15)	12.75
Year Ended October 31, 2012(f)	11.00	0.22	0.71	0.93	(0.20)	–	(0.20)	11.73
Year Ended October 31, 2011(f)	11.38	0.25	(0.39)	(0.14)	(0.24)	–	(0.24)	11.00
Year Ended October 31, 2010(f)	9.96	0.12	1.45	1.57	(0.14)	(0.01)	(0.15)	11.38
Year Ended October 31, 2009	8.51	0.10	1.44	1.54	(0.09)	–	(0.09)	9.96

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

24

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

9.76%		$6,135	0.52%	1.02%	1.20%	47.20%
8.14%		6,418	0.52%	1.65%	1.14%	51.62%
(1.52%)		7,624	0.51%	1.85%	1.03%	26.76%
15.73%		7,919	0.51%	1.21%	1.02%	60.00%
17.87%		11,911	0.48%	1.04%	1.39%	7.39%

8.91%		12,467	1.25%	0.26%	1.93%	47.20%
7.39%		13,368	1.25%	0.93%	1.87%	51.62%
(2.14%)		16,828	1.25%	1.27%	1.77%	26.76%
14.84%		23,495	1.25%	0.42%	1.76%	60.00%
16.94%		26,250	1.25%	0.24%	2.16%	7.39%

9.32	%(g)	371	0.88%	0.51%	1.56%	47.20%
7.85	%(g)	277	0.91%	1.22%	1.53%	51.62%
(1.77%)		254	0.79%	1.80%	1.32%	26.76%
15.43%		400	0.75%	0.91%	1.26%	60.00%
17.65%		383	0.71%	0.73%	1.60%	7.39%

10.03%		11	0.25%	1.22%	0.93%	47.20%
(0.68%)		10	0.25%	0.56%	0.87%	51.62%
(7.67%)		1	0.25%	0.17%	1.39%	7.39%

10.03%		3,261	0.25%	1.19%	0.93%	47.20%
8.54	%(g)	2,970	0.25%	1.95%	0.87%	51.62%
(1.17%)		3,032	0.25%	2.15%	0.77%	26.76%
15.90%		3,200	0.25%	1.13%	0.76%	60.00%
18.24%		74	0.25%	1.08%	1.07%	7.39%

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2009.

2013 Annual Report

25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013(f)	$12.03	$0.35	$0.56	$0.91	$(0.36)	$(0.36)	$12.58
Year Ended October 31, 2012(f)	11.39	0.25	0.62	0.87	(0.23)	(0.23)	12.03
Year Ended October 31, 2011(f)	11.42	0.23	(0.03)	0.20	(0.23)	(0.23)	11.39
Year Ended October 31, 2010(f)	10.20	0.18	1.21	1.39	(0.17)	(0.17)	11.42
Year Ended October 31, 2009	8.79	0.17	1.41	1.58	(0.17)	(0.17)	10.20
Class C Shares
Year Ended October 31, 2013(f)	11.81	0.25	0.56	0.81	(0.27)	(0.27)	12.35
Year Ended October 31, 2012(f)	11.18	0.17	0.61	0.78	(0.15)	(0.15)	11.81
Year Ended October 31, 2011(f)	11.22	0.15	(0.05)	0.10	(0.14)	(0.14)	11.18
Year Ended October 31, 2010(f)	10.03	0.09	1.20	1.29	(0.10)	(0.10)	11.22
Year Ended October 31, 2009	8.65	0.10	1.38	1.48	(0.10)	(0.10)	10.03
Class R Shares
Year Ended October 31, 2013(f)	11.94	0.29	0.57	0.86	(0.31)	(0.31)	12.49
Year Ended October 31, 2012(f)	11.31	0.19	0.62	0.81	(0.18)	(0.18)	11.94
Year Ended October 31, 2011(f)	11.34	0.20	(0.06)	0.14	(0.17)	(0.17)	11.31
Year Ended October 31, 2010(f)	10.13	0.10	1.26	1.36	(0.15)	(0.15)	11.34
Year Ended October 31, 2009	8.75	0.12	1.42	1.54	(0.16)	(0.16)	10.13
Institutional Service Class Shares
Year Ended October 31, 2013(f)	12.01	0.39	0.57	0.96	(0.40)	(0.40)	12.57
Period from September 24, 2012 through October 31, 2012(f)(h)(i)	12.06	0.03	(0.08)	(0.05)	–	–	12.01
Period from November 1, 2008 through April 22, 2009(f)(i)(j)	8.77	0.06	(0.24)	(0.18)	(0.08)	(0.08)	8.51
Institutional Class Shares
Year Ended October 31, 2013(f)	12.01	0.38	0.57	0.95	(0.40)	(0.40)	12.56
Year Ended October 31, 2012(f)	11.38	0.28	0.61	0.89	(0.26)	(0.26)	12.01
Year Ended October 31, 2011(f)	11.41	0.26	(0.03)	0.23	(0.26)	(0.26)	11.38
Year Ended October 31, 2010(f)	10.19	0.17	1.25	1.42	(0.20)	(0.20)	11.41
Year Ended October 31, 2009	8.79	0.18	1.41	1.59	(0.19)	(0.19)	10.19

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

26

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

7.69%		$8,357	0.53%	2.82%	1.00%	37.01%
7.73	%(g)	10,538	0.53%	2.15%	1.00%	65.34%
1.71%		9,220	0.53%	1.99%	0.92%	26.55%
13.74%		12,744	0.51%	1.66%	0.88%	41.21%
18.18%		16,547	0.50%	1.87%	1.11%	32.11%

6.96	%(g)	17,824	1.25%	2.09%	1.72%	37.01%
7.01	%(g)	22,488	1.25%	1.45%	1.72%	65.34%
1.01%		20,388	1.25%	1.27%	1.65%	26.55%
12.94%		25,853	1.25%	0.86%	1.61%	41.21%
17.23%		27,321	1.25%	1.12%	1.87%	32.11%

7.29%		387	0.96%	2.39%	1.43%	37.01%
7.20%		384	0.99%	1.63%	1.46%	65.34%
1.26%		410	0.87%	1.77%	1.27%	26.55%
13.51%		1,205	0.78%	0.97%	1.15%	41.21%
17.87%		184	0.70%	1.26%	1.15%	32.11%

8.10	%(g)	11	0.25%	3.10%	0.72%	37.01%
(0.41	%)(g)	10	0.25%	2.52%	0.72%	65.34%
(1.99%)		1	0.25%	1.50%	0.95%	32.11%

8.01%		1,953	0.25%	3.10%	0.72%	37.01%
7.95%		1,756	0.25%	2.39%	0.72%	65.34%
2.00%		1,027	0.25%	2.25%	0.64%	26.55%
14.03%		1,447	0.25%	1.58%	0.54%	41.21%
18.36%		180	0.25%	1.98%	0.79%	32.11%

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(i)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(j)	See Note 5 for Financial Highlight information prior to year ended October 31, 2009.

2013 Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$11.52	$0.17	$1.01	$1.18	$(0.19)	$(0.19)	$12.51
Year Ended October 31, 2012	10.87	0.21	0.64	0.85	(0.20)	(0.20)	11.52
Year Ended October 31, 2011	10.88	0.20	(0.03)	0.17	(0.18)	(0.18)	10.87
Year Ended October 31, 2010	9.50	0.12	1.37	1.49	(0.11)	(0.11)	10.88
Year Ended October 31, 2009	8.15	0.11	1.35	1.46	(0.11)	(0.11)	9.50
Class C Shares
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	(0.12)	12.28
Year Ended October 31, 2012	10.69	0.13	0.62	0.75	(0.12)	(0.12)	11.32
Year Ended October 31, 2011	10.72	0.12	(0.03)	0.09	(0.12)	(0.12)	10.69
Year Ended October 31, 2010	9.37	0.05	1.35	1.40	(0.05)	(0.05)	10.72
Year Ended October 31, 2009	8.04	0.05	1.33	1.38	(0.05)	(0.05)	9.37
Class R Shares
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	(0.16)	12.45
Year Ended October 31, 2012	10.83	0.15	0.66	0.81	(0.17)	(0.17)	11.47
Year Ended October 31, 2011	10.83	0.14	0.01	0.15	(0.15)	(0.15)	10.83
Year Ended October 31, 2010	9.45	0.09	1.38	1.47	(0.09)	(0.09)	10.83
Year Ended October 31, 2009	8.10	0.12	1.32	1.44	(0.09)	(0.09)	9.45
Institutional Service Class Shares
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	(0.23)	12.46
Period from September 24, 2012 through October 31, 2012(i)(j)	11.58	0.01	(0.12)	(0.11)	–	–	11.47
Period from November 1, 2008 through April 22, 2009(h)(j)	8.16	0.03	(0.45)	(0.42)	(0.06)	(0.06)	7.68
Institutional Class Shares
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	(0.23)	12.46
Year Ended October 31, 2012	10.83	0.19	0.68	0.87	(0.23)	(0.23)	11.47
Year Ended October 31, 2011	10.92	0.20	(0.08)	0.12	(0.21)	(0.21)	10.83
Year Ended October 31, 2010	9.50	0.15	1.41	1.56	(0.14)	(0.14)	10.92
Period from July 29, 2009 through October 31, 2009(k)	8.94	0.02	0.57	0.59	(0.03)	(0.03)	9.50
Period from November 1, 2008 through April 22, 2009(h)(k)	8.17	0.05	(0.48)	(0.43)	(0.04)	(0.04)	7.70

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

28

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

10.35%		$9,937	0.52%	1.44%	1.07%	67.49%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%
1.67%		10,755	0.54%	1.83%	1.00%	20.14%
15.81%		12,684	0.53%	1.15%	0.99%	56.29%
18.07%		11,500	0.52%	1.32%	1.42%	27.48%

9.58%		15,123	1.25%	0.71%	1.80%	67.49%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%
0.95%		15,009	1.25%	1.12%	1.72%	20.14%
15.03%		17,300	1.25%	0.48%	1.71%	56.29%
17.25%		15,594	1.25%	0.61%	2.16%	27.48%

9.99%		406	0.92%	1.02%	1.47%	67.49%
7.55%		288	0.89%	1.38%	1.44%	60.45%
1.42%		28	0.79%	1.23%	1.26%	20.14%
15.68%		18	0.75%	0.89%	1.22%	56.29%
17.92%		10	0.70%	1.56%	1.60%	27.48%

10.72%		11	0.25%	1.68%	0.80%	67.49%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%
(5.19%)		1	0.25%	1.54%	1.19%	27.48%

10.72%		1,223	0.25%	1.62%	0.80%	67.49%
8.18%		596	0.25%	1.65%	0.80%	60.45%
1.40%		8	0.25%	1.83%	0.72%	20.14%
16.18%		2	0.25%	1.46%	0.70%	56.29%
6.55%		2	0.25%	0.97%	1.10%	27.48%
(5.19%)		–	0.25%	1.54%	1.19%	27.48%

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	See Note 5 for Financial Highlight information prior to year ended October 31, 2009.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.
(j)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(k)	There were no shareholders in the class for the period from April 23, 2009 through July 28, 2009. The financial highlight information presented is for two separate periods of time when shareholders were invested in the class.

2013 Annual Report

29

Notes to Financial Statements

October 31, 2013

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2013, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2013, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

(a)	Security Valuation

The Funds are required to value their securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. Closed-end funds and exchange-traded funds are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Annual Report 2013

30

Notes to Financial Statements (continued)

October 31, 2013

The following is a summary of the inputs used as of October 31, 2013 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	19,084,607	–	–	19,084,607
Exchange Traded Funds	2,281,390	–	–	2,281,390
Repurchase Agreement	–	902,000	–	902,000

	21,365,997	902,000	–	22,267,997

Diversified Income Fund
Investments in Securities
Mutual Funds	18,219,345	–	–	18,219,345
Exchange Traded Funds	9,919,909	–	–	9,919,909
Repurchase Agreement	–	398,000	–	398,000

	28,139,254	398,000	–	28,537,254

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	20,270,148	–	–	20,270,148
Exchange Traded Funds	5,626,948	–	–	5,626,948
Repurchase Agreement	–	779,000	–	779,000

	25,897,096	779,000	–	26,676,096

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2013, there were no transfers between Levels. For the year ended October 31, 2013, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date.

2013 Annual Report

31

Notes to Financial Statements (continued)

October 31, 2013

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are prorated among the Funds and classes to which the expense relates on the relative net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses among classes is based on the total net asset value of each class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(e)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(f)	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets, paid monthly.

The Trust and Aberdeen entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses to 0.25% for all Classes of the Funds at least through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

Annual Report 2013

32

Notes to Financial Statements (continued)

October 31, 2013

As of October 31, 2013, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Total*
Diversified Alternatives Fund	$177,650	$153,080	$153,416	$484,146
Diversified Income Fund	149,806	141,760	153,325	444,891
Dynamic Allocation Fund	143,809	134,356	153,911	432,076

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. Effective February 25, 2013, for services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

Prior to February 25, 2013, the Funds paid Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

(c)	Distributor

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75%, and 1.00% on Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the year ended October 31, 2013, AFD retained commissions of $6,489 from front-end sales charges of Class A shares and $8,798 from CDSC fees from Class C (and certain Class A) shares of the Funds.

2013 Annual Report

33

Notes to Financial Statements (continued)

October 31, 2013

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2013 were as follows:

Fund	Amount
Diversified Alternatives Fund	$1,560
Diversified Income Fund	3,606
Dynamic Allocation Fund	3,238

4. Investment Transactions

(a) Purchases and sales of Underlying Funds for the year ended October 31, 2013, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$10,408,847	$13,927,253
Diversified Income Fund	11,815,500	20,513,516
Dynamic Allocation Fund	18,354,015	21,149,762

(b) A summary of the Funds’ investments in securities of affiliated issuers for the year ended October 31, 2013 is set forth below:

Diversified Alternatives Fund

Fund	10/31/2012 Share Balance	Purchase Cost	Sales Cost	Realized Gain Loss	Distributions Received (1)	10/31/2013 Share Balance	10/31/2013 Market Value
Aberdeen Equity Long-Short Fund	119,896	395,723	105,058	4,379	15,006	144,038	1,781,750
Aberdeen Asia-Pacific Smaller Companies Fund	145,616	503,594	1,344,630	226,691	49,234	75,678	901,321
Aberdeen U. S. High Yield Bond Fund	90,478	55,740	544,492	41,699	55,739	44,628	463,686
Aberdeen Emerging Markets Fund	76,468	12,573	1,186,567	151,796	12,572	–	–
Aberdeen Global Natural Resources Fund	83,451	3,871	1,396,962	203,200	3,871	–	–
Aberdeen Emerging Markets Debt Local Currency Fund	119,318	16,572	1,132,498	35,176	16,573	–	–
Total		988,073	5,710,207	662,941	152,995		3,146,757

(1)	Distributions received includes both Income and Gains Distributions if any.

Diversified Income Fund

Fund	10/31/2012 Share Balance	Purchase Cost	Sales Cost	Realized Gain Loss	Distributions Received (1)	10/31/2013 Share Balance	10/31/2013 Market Value
Aberdeen Emerging Markets Fund	122,736	875,097	1,819,219	193,194	24,264	57,304	877,327
Aberdeen Global Natural Resources Fund	108,597	13,369	932,084	164,936	13,369	52,226	867,465
Aberdeen International Equity Fund	234,129	1,304,225	1,362,071	235,833	44,559	232,984	3,657,849
Aberdeen Core Fixed Income Fund	216,603	1,484,098	2,014,797	(122,054)	120,717	166,371	1,788,493
Aberdeen Emerging Markets Debt Local Currency Fund	224,943	652,167	2,105,008	22,725	32,878	67,023	614,599
Aberdeen U.S. High-Yield Bond Fund	207,854	1,300,182	674,694	47,537	178,690	270,775	2,813,357
Total		5,629,138	8,907,873	542,171	414,477		10,619,090

(1)	Distributions received includes both Income and Gains Distributions if any.

Annual Report 2013

34

Notes to Financial Statements (continued)

October 31, 2013

Dynamic Allocation Fund

Fund	10/31/2012 Share Balance	Purchase	Sales	Realized Gain Loss	Distributions Received (1)	10/31/2013 Share Balance	10/13/2013 Market Value
Aberdeen Equity Long-Short Fund	–	1,882,401	1,104,417	18,017	–	65,120	805,532
Aberdeen Asia-Pacific Smaller Companies Fund	53,236	864,430	693,173	73,837	20,746	68,775	819,115
Aberdeen Emerging Markets Fund	137,589	1,671,494	2,573,805	173,503	30,558	71,809	1,099,400
Aberdeen International Equity Fund	149,570	1,280,993	309,299	53,168	37,064	215,187	3,378,442
Aberdeen Small Cap Fund	72,051	1,503,743	1,506,099	518,853	–	73,746	1,676,238
Aberdeen U.S. Equity Fund	114,129	572,945	699,873	352,095	14,832	106,112	1,373,085
Aberdeen Core Fixed Income Fund	155,312	610,778	1,006,076	(63,008)	84,708	117,521	1,263,350
Aberdeen Emerging Markets Debt Local Currency Fund	92,172	11,045	886,159	38,889	11,046	–	–
Aberdeen U.S. High-Yield Bond Fund	86,748	33,666	933,572	46,216	29,217	–	–
Aberdeen Global Natural Resources Fund	71,175	7,580	1,150,483	(7,979)	7,581	–	–
Total		8,439,075	10,862,956	1,203,591	235,752		10,415,162

(1)	Distributions received includes both Income and Gains Distributions if any.

5. Financial Highlights

The Financial Highlights of the Institutional Service Class, which was audited by other auditors whose report was unqualified, for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2009 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%)	$3	0.24%	0.70%	0.68%	46.75%
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%	$2	0.24%	1.01%	0.46%	24.54%
Year Ended October 31, 2006	$11.56	0.08	2.22	2.30	(0.49)	(0.13)	–	(0.62)	$13.24	20.63%	$1	0.34%	0.50%	0.70%	13.76%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	–	–	(0.30)	$11.56	14.92%	$1	0.33%	2.98%	1.94%	28.77%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

2013 Annual Report

35

Notes to Financial Statements (continued)

October 31, 2013

Diversified Income Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%)	$1	0.26%	2.56%	0.56%	53.11%
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%	$1	0.25%	2.22%	0.60%	70.87%
Year Ended October 31, 2006	$11.04	0.24	1.21	1.45	(0.54)	(0.11)	–	(0.65)	$11.84	13.64%	$1	0.33%	1.99%	0.85%	34.82%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	–	(0.32)	$11.04	10.39%	$1	0.34%	2.83%	3.93%	61.59%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Dynamic Allocation Fund

	Investment Activities				Distributions				Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest- ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest- ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%)	$1	0.25%	1.71%	0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%	$2	0.24%	1.52%	0.59%	63.01%
Year Ended October 31, 2006	$11.23	0.17	1.56	1.73	(0.58)	(0.15)	–	(0.73)	$12.23	16.06%	$1	0.36%	1.19%	0.91%	32.64%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	–	–	(0.29)	$11.23	13.00%	$1	0.34%	2.69%	4.45%	47.04%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts	designated as “–” are $0 or round to $0.

Annual Report 2013

36

Notes to Financial Statements (continued)

October 31, 2013

6. Portfolio Investment Risks

(a)	Risks Associated with Fund of Funds

The cost of investing in a fund of funds may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force a Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, each Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

(b)	Risks Associated with Investing in Affiliated Funds

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to the Funds and the Underlying Funds.

(c)	Risks Associated with European Markets

A number of countries in Europe have experienced and may continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not an Underlying Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of an Underlying Fund’s, and therefore a Fund’s, investments.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Alternatives Fund	$20,780,947	$1,746,781	$(259,731)	$1,487,050
Diversified Income Fund	26,599,876	2,136,883	(199,505)	1,937,378
Dynamic Allocation Fund	24,803,674	2,209,356	(336,934)	1,872,422

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$240,612	$–	$240,612	$–	$–	$240,612
Diversified Income Fund	817,140	–	817,140	–	–	817,140
Dynamic Allocation Fund	360,607	–	360,607	–	–	360,607

Amounts	listed as “–” are $0 or round to $0.

2013 Annual Report

37

Notes to Financial Statements (continued)

October 31, 2013

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$327,607	$–	$327,607	$–	$–	$327,607
Diversified Income Fund	451,731	–	451,731	–	–	451,731
Dynamic Allocation Fund	337,483	–	337,483	–	–	337,483

Amounts	listed as “–” are $0 or round to $0.

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Diversified Alternatives Fund	$–	$–	$–	$–	$–	$–	$–	$(20,331,940)	$1,487,051	$(18,844,889)
Diversified Income Fund	–	107,723	–	107,723	–	–	2	(882,073)	1,937,378	1,163,030
Dynamic Allocation Fund	–	22,316	–	22,316	–	–	–	(3,185,846)	1,872,422	(1,291,108)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.
**	As of October 31, 2013, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury obligations:

Fund	Amount	Expires
Diversified Alternatives Fund	$12,294,519	2017 (Short-Term)
Diversified Alternatives Fund	6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	1,084,237	2019 (Short-Term)
Diversified Income Fund	518,702	2017 (Short-Term)
Diversified Income Fund	363,371	2018 (Short-Term)
Dynamic Allocation Fund	1,163,128	2017 (Short-Term)
Dynamic Allocation Fund	2,022,718	2018 (Short-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Annual Report 2013

38

Notes to Financial Statements (concluded)

October 31, 2013

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to primarily attributable to reclassification of distributions received from investments in underlying funds. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Diversified Alternatives Fund	$(39,511)	$85,133	$(45,622)
Diversified Income Fund	–	65,720	(65,720)
Dynamic Allocation Fund	–	60,784	(60,784)

9. Significant Shareholders

As of October 31, 2013, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	62.4%	4
Diversified Income Fund	47.9	3
Dynamic Allocation Fund	40.8	3

10. Subsequent Events

On December 11, 2013, the Funds’ Board of Trustees approved changes to the principal investment strategies of the Funds, to become effective as of February 28, 2014, to permit the Diversified Income Fund to invest in closed-end funds and to permit each of the Funds to invest, to a limited extent, in direct investments, such as exchange-traded notes (“ETNs”) and certain types of derivatives, particularly securities index futures, which may be used to hedge against a decline in the value of a Fund’s assets. These changes and the risks associated therewith are described in more detail in supplements to the Funds’ registration statement and will also be incorporated into the 2014 annual update of the registration statement.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments other than that noted above were required to the Financial Statements as of October 31, 2013.

2013 Annual Report

39

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund, and Aberdeen Dynamic Allocation Fund, three of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, brokers and transfer agent of the underlying funds or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 23, 2013

Annual Report 2013

40

Other Tax Information (Unaudited)

For the period ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

For the year ended October 31, 2013, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Diversified Alternatives Fund	24%
Diversified Income Fund	35%
Dynamic Allocation Fund	56%

For the taxable year ended October 31, 2013, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Diversified Alternatives Fund	3%
Diversified Income Fund	15%
Dynamic Allocation Fund	32%

2013 Annual Report

41

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2013 and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2013	Actual Ending Account Value, October 31, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+[1]	Annualized Expense Ratio**
Aberdeen Diversified Alternatives Fund
Class A	$1,000.00	$1,019.40	$1,022.58	$2.65	$2.65	0.52%
Class C	$1,000.00	$1,015.80	$1,018.90	$6.35	$6.36	1.25%
Class R	$1,000.00	$1,017.00	$1,020.77	$4.47	$4.48	0.88%
Institutional Service Class	$1,000.00	$1,020.80	$1,023.95	$1.27	$1.28	0.25%
Institutional Class	$1,000.00	$1,020.80	$1,023.95	$1.27	$1.28	0.25%
Aberdeen Diversified Income Fund
Class A	$1,000.00	$997.90	$1,022.53	$2.67	$2.70	0.53%
Class C	$1,000.00	$993.30	$1,018.85	$6.33	$6.41	1.26%
Class R	$1,000.00	$995.70	$1,020.27	$4.93	$4.99	0.98%
Institutional Service Class	$1,000.00	$999.40	$1,023.95	$1.26	$1.28	0.25%
Institutional Class	$1,000.00	$998.60	$1,023.95	$1.26	$1.28	0.25%
Aberdeen Dynamic Allocation Fund
Class A	$1,000.00	$1,012.90	$1,022.58	$2.64	$2.65	0.52%
Class C	$1,000.00	$1,008.90	$1,018.90	$6.33	$6.36	1.25%
Class R	$1,000.00	$1,010.30	$1,020.06	$5.17	$5.19	1.02%
Institutional Service Class	$1,000.00	$1,014.20	$1,023.95	$1.27	$1.28	0.25%
Institutional Class	$1,000.00	$1,014.20	$1,023.95	$1.27	$1.28	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

Annual Report 2013

42

Supplemental Information (Unaudited)

October 31, 2013

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 11, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”).

In connection with contract review meetings, the Board reviews a variety of information provided by the Adviser relating to the Funds, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Advisory Agreement to the Adviser; (v) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangement under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Adviser’s financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Advisory Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Adviser, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Adviser’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Advisory Agreement. The Trustees considered the nature, extent and quality of the services provided by AAMI to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

2013 Annual Report

43

Supplemental Information (Unaudited) (continued)

October 31, 2013

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Advisory Agreement.

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered AAMI’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance. The Trustees also considered the performance of the Adviser since it commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2013:

Aberdeen Diversified Income Fund (formerly, Aberdeen Optimal Allocations Fund: Moderate). The Board noted that the Fund underperformed its peer group average for the 1-, 3- and 5-year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 3- year periods and underperformed its benchmark for the 5-year period. The Board took into account that the Aberdeen Optimal Allocations Fund: Defensive was reorganized into the Fund effective September 24, 2012 and that the Fund’s investment objective and strategy were modified as of that same date.

Aberdeen Dynamic Allocation Fund (formerly, Aberdeen Optimal Allocations Fund: Moderate Growth). The Board noted that the Fund outperformed its peer group average for the 1-, 3- and 5-year periods. The Board also noted that the Fund outperformed its benchmark for the 5-year period and underperformed its benchmark for the 1- and 3-year periods. The Board noted that the Aberdeen Optimal Allocations Fund: Growth was reorganized into the Fund effective September 24, 2012 and that the Fund’s investment objective and strategy were modified as of that same date.

Aberdeen Diversified Alternatives Fund (formerly, Aberdeen Optimal Allocations Fund: Specialty). The Board noted that the Fund outperformed its peer group average for the 1-year period and underperformed its peer group average for the 3- and 5-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods. The Board took into account that the modification of investment objective and strategy of the Fund effective September 24, 2012.

After discussion, the Board concluded that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administration services to the Funds. The Trustees considered that the Funds’ administration fees increased to eight basis points on February 25, 2013. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

Annual Report 2013

44

Supplemental Information (Unaudited) (concluded)

October 31, 2013

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Diversified Income Fund (formerly, Aberdeen Optimal Allocations Fund: Moderate). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Dynamic Allocation Fund (formerly, Aberdeen Optimal Allocations Fund: Moderate Growth). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Diversified Alternatives Fund (formerly, Aberdeen Optimal Allocations Fund: Specialty). The Board considered that the Fund’s net management fee and net total expenses after waivers were each above the median of the Expense Group.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Advisory Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee structure was reasonable and reflect economies of scale being shared between the Funds and the Adviser, and supported the renewal of the Advisory Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.
•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.
•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

2013 Annual Report

45

Management of the Funds (Unaudited)

As of October 31, 2013

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not Interested Persons (as Defined in the 1940 Act) of the Trust
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately- owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	28	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	25	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.

Annual Report 2013

46

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron Investment Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	25	None.

2013 Annual Report

47

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are Interested Persons (as Defined in the 1940 Act) of the Trust
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He has been a Director (1991 – present) of Aberdeen Asset Management Asia Limited and a Director (2000 – present) of Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee maybe contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2013

48

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Officers Of The Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President, Chief Executive Officer and Principal Executive Officer (Since March 2009)	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)

Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Deputy CCO (Since December 2013)

Currently, Deputy Chief Compliance Officer for the Funds and U.S. Counsel for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate with Morgan, Lewis and Bockius from May 2008 – April 2011.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

2013 Annual Report

49

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)

Currently, Global Head of Fixed Income and Global Head of High Yield for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the EMEA region from 2003 to 2012.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product – US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)

Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.

Annual Report 2013

50

Management of the Funds (Unaudited) (concluded)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager - US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The AsiaTigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

2013 Annual Report

51

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Sofia Rosala, Deputy Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-AR

Aberdeen Funds

Fixed Income Series

Annual Report

October 31, 2013

Aberdeen Asia Bond Fund

Aberdeen Core Fixed Income Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Aberdeen U.S. High Yield Bond Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Asia Bond Fund	Page 3
Aberdeen Core Fixed Income Fund	Page 13
Aberdeen Emerging Markets Debt Fund	Page 24
Aberdeen Emerging Markets Debt Local Currency Fund	Page 31
Aberdeen Global Fixed Income Fund	Page 39
Aberdeen Tax-Free Income Fund	Page 51
Aberdeen Ultra-Short Duration Bond Fund	Page 58
Aberdeen U.S. High Yield Bond Fund	Page 65

Financial Statements	Page 73

Notes to Financial Statements	Page 104

Report of Independent Registered Public Accounting Firm	Page 130

Other Tax Information	Page 131

Shareholder Expense Examples	Page 128

Supplemental Information	Page 132
Management of the funds	Page 136

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Aberdeen Funds files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2013

Dear Shareholder:

Welcome to the Aberdeen Funds Annual Report covering the activities for the twelve–month period ended October 31, 2013.

Market overview

During the reporting period, global equity markets continued their bull run amid widespread dovish monetary policy by central banks and growing optimism toward the end of the summer that the U.S. Federal Reserve’s (Fed) quantitative easing (QE) policy would continue at least through the first quarter of 2014. On the other hand, global investment-grade fixed income markets posted mostly negative returns as U.S. Treasury yields spiked and markets experienced a sharp sell-off in risk assets amid confused rhetoric from the Fed in early summer.

Going forward, we believe the overall global economic recovery remains fragile and any action in the form of tapering by the Fed needs to be carefully calculated. We believe that central banks around the world continue to walk the fine line between the fiscal conservatism necessary to tighten up balance sheets in heavily indebted Western nations and the continued stimulus that is necessary to support growth. Additionally, given President Obama’s recent nomination of Janet Yellen as the next Fed Chief, we are confident that policy will remain fairly dovish for the short-to-medium term, allowing equity markets to continue their strong run and investment-grade fixed income markets to correct. Therefore, we believe that now is the time for investors to consider diversifying their portfolios globally to gain access to the growth potential of Asia and emerging markets as well as securities that are less interest rate sensitive than U.S. dollar-denominated securities.*

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen developments

In March 2013, we launched the Aberdeen European Equity Fund and the Aberdeen Latin American Equity Fund in response to rising demand from our clients for equity market exposure at a regional level. The Aberdeen Latin American Equity Fund is managed by Aberdeen’s Emerging Markets Equity Team, led by Devan Kaloo in London and supported by Nick Robinson, Head of Brazilian Equities, in Sao Paulo, Brazil. The Aberdeen European Equity Fund is managed by Aberdeen’s Pan European Equity Team, led by Jeremy Whitley in Edinburgh, UK and continues to accommodate growing investor interest in the asset class.

Also in May, Aberdeen completed the acquisition of Artio Global Investors Inc., a U.S. publicly-listed asset manager. This acquisition expands Aberdeen’s U.S. business, deepens our distribution network in the U.S., and adds to our existing fixed income capabilities. Artio’s Global High Yield and Total Return Bond teams, including lead portfolio managers Greg Hopper and Don Quigley, have comfortably migrated their teams to Aberdeen’s New York City office.

In June 2013, Aberdeen hosted the second annual U.S. Investment Conference at the TimeWarner Center in New York City. Approximately 200 financial advisors gathered to observe panels of Aberdeen fund managers and guest speakers, including keynote speaker Todd Buchholz, discuss the main theme, ”Navigating a new investment reality.” Toward the end of the reporting period in October 2013, we held our Annual Investment Conference in London, where institutional investors and financial advisors from around the world gathered to observe panel discussions from different Aberdeen investment teams and guest speakers on the outlook for central bank monetary policy and other key economic issues against the backdrop of “Investing in different tomorrows.”

Aberdeen Funds also received several industry awards during the period: four 2013 Lipper Fund Awards, including “Best International Income Fund over Three Years” for the Aberdeen Asia Bond Fund (Institutional Class: CSABX); “Best International Small Cap Equity Fund over Three Years” for the Aberdeen Global Small Cap Fund (Institutional Class: ABNIX); as well as both “Best International Equity Fund over Three Years” and “Best International Equity Fund over Ten Years” for the Aberdeen International Equity Fund (Institutional Class: GIGIX and Institutional Service Class: GIGSX).We also were named 2013 Equity Manager of the Year at the Public Pension Fund Awards presented by Money Management Intelligence. Additionally, Aberdeen’s global marketing team won a total of 11 STAR Awards from the Mutual Fund Education Association (MFEA) for our mutual fund client and marketing communications. We are pleased and proud to be so recognized.

Thank you for choosing Aberdeen Funds. We value your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Funds

*	Diversification does not ensure a profit or protect against a loss in a declining market.

2013 Annual Report

1

Market Review

Major global equity market indices rose sharply during the 12-month period ended October 31, 2013, buoyed mainly by coordinated global central bank monetary policy. The developed markets significantly outperformed their emerging markets counterparts for the period. The U.S. broader-market S&P 500 Index and the MSCI All Country World ex-U.S. Index gained 27.2% and 20.3%, respectively, versus the 6.9% return of the MSCI Emerging Markets Index over the annual period. Investors appeared to be preoccupied initially by the U.S. presidential election in November 2012, and then focused on a succession of impending crises fueled by the ongoing political wrangling in Washington, DC over federal spending and debt management—including a partial shutdown of the U.S. government in October 2013. Elsewhere, there were signs of economic recovery in Europe, albeit a modest upturn, and China rebounded from a comparative slowdown earlier in the annual period, buoyed mainly by loose monetary policy.

Shares of U.S. companies posted healthy gains during the annual period amid the release of modestly improving U.S. economic data and with the support of continued accommodative monetary policy. At first, the uncertain fiscal situation across Europe and the upcoming U.S. presidential election dominated the news, swiftly followed by the impending fiscal cliff and the eventual reality of across-the-board U.S. federal spending cuts. The Federal Reserve (Fed) then assumed the spotlight, as global financial markets clamored for a sign from the central bank as to when it would begin to slow the pace of its monetary easing. Major market indices moved higher after the Fed announced at its September 2013 meeting that it would keep policy unchanged. Late in the period, markets appeared to be preoccupied with the 15-day U.S. government shutdown which began on October 1 after politicians failed to agree on a budget for the 2014 fiscal year. By the end of the reporting period, Congress had reached an accord on temporary funding of government operations and suspending the nation’s debt ceiling until early 2014.

Japan was the strongest performer among the major developed equity markets for the annual period attributable largely to the Bank of Japan’s aggressive monetary easing policy, as well as a notable decline in the yen versus most major global currencies—which was a boon to exports. Europe emerged from recession in the third quarter of 2013 after six consecutive quarters of contraction, while UK gross domestic product (GDP) growth accelerated. The European Central Bank (ECB) lowered its benchmark interest rate in May 2013 and asserted that it could implement negative deposit rates in an effort to encourage banks to lend. However, as of the end of the reporting period, the ECB had not taken additional actions, although ECB President Mario Draghi indicated that all policy options remained on the table.

Emerging market equities provided only modest returns for much of the period until rallying in September and October 2013. Performance initially was dampened by concerns about slowing economic growth in the developing markets, along with the ongoing monetary policy tightening in China. Emerging markets suffered a significant correction in June after the Fed began communicating a timeline for the withdrawal of its quantitative easing program, which has supplied copious amounts of liquidity to emerging economies. The upturn late in the annual period was spurred mainly by an increase in investor risk appetite, as well as improvement in Chinese economic growth. China’s GDP grew 7.8% year over year in the third quarter, up from the 7.5% rate for the previous three-month period, bolstered by the manufacturing sector. Nonetheless, there was a slowdown in infrastructure investment, which we believe may signal that the momentum of the economic rebound is fading, particularly if credit growth continues to decline. In Latin America, economic data over the reporting period generally did not meet expectations. The governments of Brazil, Chile, Colombia and Mexico all downgraded their full-year GDP forecasts. Additionally, the Brazilian central bank embarked on a rate-tightening cycle in an effort to stem inflation.

There was quite a different performance story in the global investment-grade fixed income markets. The Barclays Capital Global Aggregate Bond Index, the broad investment-grade fixed income market benchmark, returned -1.5% for the annual period. The markets were well-supported through May 2013 by central bank asset purchases in Japan and the West, signs of a stalling global economic recovery, and receding inflation. Subsequently, however, U.S. monetary policy dynamics came to the fore in driving market sentiment. Fears that the Fed was about to reduce its stimulus program led to a spike in U.S. Treasury yields, and consequently, a sharp sell-off across other markets. Income investors were not completely “left out in the cold,” however, as positive returns could be found further down on the credit quality ladder, with both the U.S. and global high yield markets posting gains for the annual period. High yield bonds historically have outperformed versus their investment-grade counterparts in rising interest-rate environments.

Outlook

The Fed’s recent deferral of monetary policy tapering has provided some relief for bond markets; however, we think that this is merely a short term reprieve. We maintain our expectation of bond yields gradually rising from their current, historic lows once monetary tightening begins, most likely in the first half of 2014. Due to the vast scale and reach of the U.S. quantitative easing program (dubbed “QE3”), we see the likely impact being felt across global bond markets. In our view, global equities are well-positioned to gain from improving economic activity in the developed world, particularly given the current healthy balance sheets and margins of many companies. We are, however, conscious of the significant rise in company valuations that has occurred, particularly in developed equity markets, and we note the need for an improvement in earnings growth to substantiate further re-rating. Looking ahead, we believe the markets will remain highly sensitive to Fed policy-induced capital outflows, and growth in emerging economies generally should exceed that of the developed world, yet with more volatility. We believe that both demographics and the scope for productivity growth remain positive in emerging markets, and that the fundamentals remain attractive over a longer time horizon.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2013

2

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Class A shares at NAV net of fees) returned -4.64% for the 12-month period ended October 31, 2013, versus the -1.56% return of its benchmark, the HSBC Asian Local Bond Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Income Funds (consisting of 137 funds) was -2.01% for the period.

Asian local currency bonds posted modest losses while credit markets closed flat during the reporting period. Global markets initially were on a steady uptrend until May 2013, as quantitative easing (QE) in Japan and the West, a dimming growth outlook, and receding inflation were positive for bonds. Thereafter, a sharp sell-off ensued in tandem with a spike in U.S. Treasury yields due to fears that the Federal Reserve (Fed) was about to trim its government asset purchases. Volatility was most pronounced among the more emerging markets in the region, such as India and Indonesia, where structural weaknesses made them more susceptible to capital outflows. The end of the period, however, brought a welcome respite, as the much-feared Fed tapering of its QE policy failed to materialize. The U.S. Congress also reached a deal to resolve the fiscal impasse and end a government shutdown. Lending further support to markets were more encouraging data, with a slew of positive numbers from China, and growth in exports and industrial output across the region.

Philippine bonds were the strongest regional performers, underpinned by ample domestic liquidity, benign inflation and upgrades to investment-grade status. They were followed by offshore Chinese and Indian bonds. Conversely, Indonesia was the weakest performer, as yields rose by more than 100 basis points across the yield curve in response to hikes in fuel prices and interest rates. Taiwan bonds also lagged as growth data indicated improvement in the economy. Yields in Singapore and Hong Kong rose in tandem with those of U.S. Treasuries. Most Asian currencies depreciated against the U.S. dollar during the annual period, led by the Indonesian rupiah and Indian rupee, but the Chinese yuan and Korean won bucked the trend and posted modest gains.

Within the Fund’s Asian local currency bond portfolio, interest rate strategies contributed positively to performance, particularly the overweight relative to the benchmark HSBC Asian Local Bond Index to the Malaysian market and security selection in the Philippines.

Our currency strategy had a negative impact on Fund performance for the annual period, driven by positions in the Indian rupee and Indonesian rupiah. In U.S.-dollar denominated Asian credit, the Fund’s holdings in investment-grade industrials and quasi-sovereigns1 were also key detractors.

During the period, we raised the Fund’s exposure to the Korean won and Philippine peso because we feel that they have robust long-term fundamentals. We reduced the underweight versus the benchmark HSBC Asian Local Bond Index to the Hong Kong dollar and the mainland Chinese yuan. Conversely, we trimmed the overweight to the Thai baht and increased the underweights to the Indonesian rupiah and the Taiwan dollar. We switched from an overweight to underweight exposure to the Indian rupee, Malaysian ringgit and Singapore dollar.

In local currency bonds, we added to the Fund’s exposure in India and Indonesia following periods of underperformance. We also initiated a small position in Sri Lankan bonds. We significantly reduced the overweight to Malaysian bonds and switched from an overweight to underweight position in Korea and the Philippines. Additionally, we reduced the Fund’s credit exposure, opting to take some profits in view of the prolonged market rally. Demand for yield remained robust, along with the supply pipeline.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

We believe there will be continued improvement in the U.S. labor and housing markets, which could bring forward a tapering of Fed bond purchases to the first quarter of 2014. With that in mind, we intend to maintain a bias towards a cautious stance, holding a long-U.S. dollar position as we approach the year-end. Troubled peripheral economies2 in the Eurozone3 continue to pose systemic risk4 and, consequently, monetary policy could remain accommodative for an extended period. In Asia, economic data appears to be stabilizing, while inflation has been benign for most of the region. While we anticipate that Asian currencies may come under pressure against the U.S. dollar in the near term, we think that they are likely to outperform higher-volatility G-105 currencies, such as the Australian dollar, euro and British sterling. Nevertheless, over the medium to longer term, Asian currencies remain appealing, in our view, especially as policymakers continue to pursue a more balanced economic growth model.

Portfolio Management:

Aberdeen Fixed Income - Asia Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To

2013 Annual Report

3

1	Sovereign bonds are debt securities issued by a national government within a given country and denominated in a foreign currency. Quasi-sovereign bonds are debt securities issued by an agency of a national government.
2	The peripheral European countries include Greece, Portugal, Ireland, Spain and Italy.
3	The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.
4	Systemic risk is the risk of collapse of an entire financial system or entire market, rather than risk associated with any one individual entity, group or component of a system.
5	The G-10 is a group of the 10 major industrialized countries whose mission is to create a more stable world economic trading environment through monetary and fiscal policies: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the UK and the U.S.

Aberdeen Asia Bond Fund (Unaudited) (concluded)

obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investment in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

4

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	(4.64%	)	9.91%	4.57%
	w/SC4	(8.70%	)	8.97%	3.88%
Class C3	w/o SC	(5.46%	)	9.65%	4.38%
	w/SC5	(6.29%	)	9.65%	4.38%
Class R3,6	w/o SC	(5.04%	)	9.80%	4.48%
Institutional Service Class[6]	w/o SC	(4.74%	)	9.85%	4.52%
Institutional Class[6]	w/o SC	(4.40%	)	10.00%	4.63%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class. The performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

2013 Annual Report

5

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $10,000 Investment (as October 31, 2013)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen Asia Bond Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HSBC ALBI is a market capitalization-weighted index that tracks the total return performance of liquid bonds, denominated in local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Government Bonds	50.1%
Corporate Bonds	40.2%
Government Agencies	4.8%
Repurchase Agreement	2.3%
Other assets in excess of liabilities	2.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	12.3%
Electric Utilities	5.2%
Oil, Gas & Consumable Fuels	4.9%
Diversified Financial Services	3.5%
Real Estate Investment Trust (REIT) Funds	2.0%
Gas Utilities	2.0%
Diversified Holding Companies	1.5%
Real Estate Management & Development	1.3%
Real Estate	1.3%
Special Purpose Banks	1.0%
Other	65.0%
100.0%
Top Holdings*
Malaysia Government Bond, Series 0512 10/31/2017	3.6%
Malaysia Government Bond, Series 0210 09/15/2017	3.4%
Korea Treasury Bond, Series 2303 03/10/2023	3.3%
Thailand Government Bond, Series ILB 07/14/2021	3.1%
Axis Bank Ltd., Series 21 12/31/2022	3.1%
Korea Treasury Bond, Series 1703 03/10/2017	2.2%
Korea Treasury Bond, Series 2106 06/10/2021	2.1%
Singapore Government Bond 06/01/2021	2.0%
Malaysia Government Bond, Series 0511 09/28/2018	2.0%
Korea Treasury Bond, Series 2309 09/10/2023	1.9%
Other	73.3%
100.0%

Top Countries
Republic of South Korea	17.2%
Indonesia	13.0%
China	11.9%
Singapore	11.4%
Malaysia	11.0%
India	10.9%
Thailand	9.5%
Hong Kong	5.4%
Philippines	3.7%
United States	2.3%
Other	3.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

6

Statement of Investments

October 31, 2013

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (40.2%)
CHINA (7.2%)
Gas Utilities (1.8%)
China Resources Gas Group Ltd. (USD), 4.50%, 04/05/2022 (a)	$2,000,000	$1,999,960
ENN Energy Holdings Ltd. (USD), 6.00%, 05/13/2021 (a)	1,400,000	1,501,969
Talent Yield Investments Ltd. (USD), 4.50%, 04/25/2022 (a)	900,000	905,455
		4,407,384
Oil & Gas Services (0.7%)
COSL Finance BVI Ltd. (USD), 3.25%, 09/06/2022 (a)	1,800,000	1,653,051
Oil, Gas & Consumable Fuels (2.5%)
China Petroleum & Chemical Corp., Series WW (CNY), 0.80%, 02/20/2014 (b)	10,765,000	1,744,268
CNOOC Finance 2011 Ltd. (USD), 4.25%, 01/26/2021 (a)	300,000	308,573
CNOOC Finance 2012 Ltd. (USD), 3.88%, 05/02/2022 (a)	1,600,000	1,579,152
CNOOC Finance 2013 Ltd. (USD), 3.00%, 05/09/2023	900,000	819,788
Sinopec Capital 2013 Ltd. (USD), 3.13%, 04/24/2023 (a)	800,000	733,763
Sinopec Group Overseas Development 2012 Ltd. (USD), 4.88%, 05/17/2042 (a)	700,000	679,902
Sinopec Group Overseas Development 2013 Ltd. (USD), 5.38%, 10/17/2043 (a)	400,000	408,333
		6,273,779
Real Estate (0.7%)
Central China Real Estate Ltd. (USD), EMTN, 6.50%, 06/04/2018 (a)	600,000	585,000
Franshion Investment Ltd. (USD), 4.70%, 10/26/2017 (a)	600,000	597,720
KWG Property Holding Ltd. (USD), 12.50%, 08/18/2017 (a)	400,000	443,000
		1,625,720
Real Estate Management & Development (0.7%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	1,200,000	1,268,287
Yanlord Land Group Ltd. (USD), 10.63%, 03/29/2018 (a)	500,000	547,500
		1,815,787
Retail (0.8%)
Golden Eagle Retail Group Ltd. (USD), 4.63%, 05/21/2023 (a)	2,100,000	1,875,046
		17,650,767
HONG KONG (5.4%)
Chemicals (0.2%)
Yingde Gases Investment Ltd. (USD), 8.13%, 04/22/2018 (a)	350,000	357,875
Diversified Financial Services (1.5%)
HLP Finance Ltd. (USD), EMTN, 4.75%, 06/25/2022 (a)	1,811,000	1,796,563
Swire Properties MTN Financing Ltd. (USD), EMTN, 4.38%, 06/18/2022 (a)	1,800,000	1,820,781
		3,617,344
Diversified Holding Companies (1.5%)
Hutchison Whampoa International Ltd.
(USD), 7.63%, 04/09/2019 (a)	2,750,000	3,348,606
(USD), 7.45%, 11/24/2033 (a)	300,000	387,141
		3,735,747
Electrical Components & Equipment (0.2%)
Metropolitan Light International Ltd. (USD), EMTN, 5.25%, 01/17/2018 (a)	400,000	399,520
Insurance (0.7%)
AIA Group Ltd. (USD), EMTN, 3.13%, 03/13/2023 (a)	1,950,000	1,832,435
Real Estate Investment Trust (REIT) Funds (0.7%)
Champion MTN Ltd. (USD), EMTN, 3.75%, 01/17/2023 (a)	2,000,000	1,750,694
Real Estate Management & Development (0.6%)
Hongkong Land Finance (Cayman Island) Co. Ltd. (USD), EMTN, 4.50%, 10/07/2025	1,600,000	1,584,910
		13,278,525
INDIA (10.9%)
Commercial Banks (6.8%)
Axis Bank Ltd.
(USD), EMTN, 5.25%, 09/30/2015	1,800,000	1,875,960
Series 21 (INR), 9.15%, 12/31/2022	490,000,000	7,589,134
Bank of Baroda (USD), 5.00%, 08/24/2016 (a)	550,000	570,713
HDFC Bank Ltd. (USD), EMTN, 3.00%, 03/06/2018 (a)	900,000	870,219
ICICI Bank Ltd.
(USD), EMTN, 4.75%, 11/25/2016 (a)	200,000	208,081
(USD), 6.38%, 04/30/2022 (a)(c)	1,650,000	1,567,500
(INR), 9.15%, 12/31/2022	250,000,000	3,925,340
		16,606,947
Diversified Financial Services (1.7%)
Rural Electrification Corp. Ltd., Series 103 (INR), 9.35%, 10/19/2016	258,000,000	4,206,892
Diversified Telecommunication Services (0.2%)
Bharti Airtel International Netherlands BV (USD), 5.13%, 03/11/2023 (a)	631,000	591,563
Electric Utilities (2.2%)
NTPC Ltd. (USD), EMTN, 5.63%, 07/14/2021 (a)	1,800,000	1,831,831

See accompanying notes to financial statements.

2013 Annual Report

7

Statement of Investments (continued)

October 31, 2013

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Power Grid Corp. of India Ltd., Series B (INR), 9.25%, 12/26/2016	$216,250,000	$3,503,335
		5,335,166
		26,740,568
INDONESIA (3.4%)
Coal (0.8%)
Adaro Indonesia PT (USD), 7.63%, 10/22/2019 (a)	1,200,000	1,269,000
Indo Energy Finance BV (USD), 7.00%, 05/07/2018 (a)	600,000	629,250
		1,898,250
Commercial Banks (1.1%)
Bank OCBC Nisp Tbk PT, Series OB (IDR), 6.90%, 02/19/2015	32,000,000,000	2,810,379
Electric Utilities (0.9%)
Majapahit Holding BV (USD), 7.88%, 06/29/2037 (a)	1,200,000	1,338,000
Perusahaan Listrik Negara PT (USD), MTN, 5.25%, 10/24/2042 (a)	1,131,000	910,455
		2,248,455
Oil, Gas & Consumable Fuels (0.6%)
Pertamina Persero PT (USD), MTN, 5.63%, 05/20/2043 (a)	1,800,000	1,512,000
		8,469,084
MALAYSIA (2.0%)
Commercial Banks (1.0%)
AMBB Capital (L) Ltd. (USD), 6.77%, 01/27/2016 (c)(d)	1,000,000	992,511
Public Bank Bhd (USD), 6.84%, 08/22/2036 (c)	400,000	413,966
SBB Capital Corp. (USD), 6.62%, 11/02/2015 (a)(c)(d)	1,000,000	1,009,785
		2,416,262
Diversified Financial Services (0.3%)
Danga Capital Bhd (CNH), 2.90%, 10/20/2014 (a)	5,000,000	816,257
Oil, Gas & Consumable Fuels (0.7%)
PETRONAS Capital Ltd. (USD), 7.88%, 05/22/2022 (a)	1,300,000	1,682,030
PETRONAS Global Sukuk Ltd. (USD), 4.25%, 08/12/2014 (a)	50,000	51,270
		1,733,300
		4,965,819
PHILIPPINES (1.4%)
Diversified Telecommunication Services (0.5%)
Philippine Long Distance Telephone Co. (USD), EMTN, 8.35%, 03/06/2017	1,000,000	1,145,000
Electric Utilities (0.9%)
Power Sector Assets & Liabilities Management Corp.
(USD), 7.25%, 05/27/2019 (a)(e)	1,000,000	1,210,000
(USD), 7.39%, 12/02/2024 (a)(e)	880,000	1,106,600
		2,316,600
		3,461,600
REPUBLIC OF SOUTH KOREA (5.2%)
Commercial Banks (2.1%)
Busan Bank (USD), EMTN, 4.13%, 02/09/2017 (a)	1,300,000	1,376,995
Export-Import Bank of Korea
(USD), 8.13%, 01/21/2014	650,000	660,212
(USD), 4.00%, 01/11/2017	50,000	53,627
Shinhan Bank
(USD), 1.88%, 07/30/2018 (a)	600,000	580,178
(USD), 5.66%, 03/02/2035 (a)(c)	1,300,000	1,339,000
Standard Chartered Bank Korea Ltd. (USD), 7.27%, 03/03/2034 (a)(c)	1,220,000	1,230,675
		5,240,687
Commercial Services & Supplies (0.7%)
Korea Expressway Corp.
(USD), EMTN, 4.50%, 03/23/2015 (a)	1,350,000	1,408,883
(USD), 1.88%, 10/22/2017 (a)	250,000	246,173
		1,655,056
Electric Utilities (1.2%)
Korea Hydro & Nuclear Power Co. Ltd. (USD), 3.00%, 09/19/2022 (a)	2,000,000	1,874,162
Korea South-East Power Co. Ltd.
(USD), 6.00%, 05/25/2016 (a)	700,000	767,624
(USD), EMTN, 3.63%, 01/29/2017 (a)	450,000	468,881
		3,110,667
Gas Utilities (0.2%)
Korea Gas Corp.
(USD), 2.25%, 07/25/2017 (a)	200,000	200,631
(USD), 2.88%, 07/29/2018 (a)	200,000	202,243
		402,874
Special Purpose Banks (1.0%)
Korea Finance Corp. (USD), 3.25%, 09/20/2016	2,400,000	2,501,362
		12,910,646
SINGAPORE (3.1%)
Commercial Banks (1.1%)
Oversea-Chinese Banking Corp. Ltd.
(USD), EMTN, 3.75%, 11/15/2022 (a)(c)	50,000	51,671
(USD), 3.15%, 03/11/2023 (a)(c)	1,300,000	1,311,519
United Overseas Bank Ltd. (USD), EMTN, 2.88%, 10/17/2022 (a)(c)	1,300,000	1,304,160
		2,667,350

See accompanying notes to financial statements.

Annual Report 2013

8

Statement of Investments (continued)

October 31, 2013

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
Real Estate (0.6%)
CapitaMalls Asia Treasury Ltd. (SGD), EMTN, 3.95%, 08/24/2017	$1,750,000	$1,471,809
Real Estate Investment Trust (REIT) Funds (1.3%)
CMT MTN Pte. Ltd.
(SGD), MTN, 2.85%, 09/01/2014	2,000,000	1,634,130
(USD), EMTN, 4.32%, 04/08/2015 (a)	1,500,000	1,555,300
		3,189,430
Semiconductors (0.1%)
STATS ChipPAC Ltd. (USD), 4.50%, 03/20/2018 (a)	400,000	399,520
		7,728,109
THAILAND (1.6%)
Chemicals (0.3%)
PTT Global Chemical PCL (USD), 4.25%, 09/19/2022 (a)	800,000	780,134
Commercial Banks (0.2%)
Bangkok Bank PCL
(USD), MTN, 5.00%, 10/03/2023 (a)	400,000	415,372
(USD), 9.03%, 03/15/2029 (a)	50,000	62,222
		477,594
Oil, Gas & Consumable Fuels (1.1%)
PTTEP Australia International Finance Pty Ltd. (USD), 4.15%, 07/19/2015 (a)	50,000	51,914
PTTEP Canada International Finance Ltd. (USD), EMTN, 5.69%, 04/05/2021 (a)	1,500,000	1,644,972
Thai Oil PCL (USD), 3.63%, 01/23/2023 (a)	1,025,000	951,048
		2,647,934
		3,905,662
Total Corporate Bonds		99,110,780
GOVERNMENT BONDS (50.1%)
CHINA (4.7%)
China Government Bond
Series 1104 (CNY), 3.60%, 02/17/2016 (b)	10,000,000	1,624,494
Series 2313 (CNY), 3.09%, 05/30/2018 (b)	10,000,000	1,566,806
Series 1216 (CNY), 3.25%, 09/06/2019 (b)	11,000,000	1,724,007
Series 1019 (CNY), 3.41%, 06/24/2020 (b)	20,000,000	3,139,362
Series 1124 (CNY), 3.57%, 11/17/2021 (b)	22,000,000	3,456,680
		11,511,349
INDONESIA (9.6%)
Indonesia Government Bonds, Barclays Bank PLC Credit-Linked Notes (IDR), EMTN, 9.50%, 06/17/2015	41,000,000,000	3,804,480
Indonesia Government International Bond (USD), 5.88%, 03/13/2020 (a)	1,200,000	1,314,000
Indonesia Treasury Bond
Series FR66 (IDR), 5.25%, 05/15/2018	15,700,000,000	1,295,276
Series FR61 (IDR), 7.00%, 05/15/2022	21,889,000,000	1,878,697
Series FR35 (IDR), 12.90%, 06/15/2022	35,000,000,000	4,137,281
Series FR70 (IDR), 8.38%, 03/15/2024	21,500,000,000	2,020,990
Series FR64 (IDR), 6.13%, 05/15/2028	35,200,000,000	2,645,628
Series FR54 (IDR), 9.50%, 07/15/2031	9,000,000,000	901,206
Series FR58 (IDR), 8.25%, 06/15/2032	24,800,000,000	2,222,045
Series FR68 (IDR), 8.38%, 03/15/2034	11,000,000,000	1,000,446
Perusahaan Penerbit SBSN (USD), 8.80%, 04/23/2014 (a)	2,400,000	2,475,000
		23,695,049
MALAYSIA (9.0%)
Malaysia Government Bond
Series 0210 (MYR), 4.01%, 09/15/2017	25,900,000	8,411,798
Series 0512 (MYR), 3.31%, 10/31/2017	27,993,000	8,858,192
Series 0511 (MYR), 3.58%, 09/28/2018	15,200,000	4,854,621
		22,124,611
PHILIPPINES (2.3%)
Philippine Government Bond, Series 2017 (PHP), 8.00%, 07/19/2031	116,000,000	3,922,521
Philippine Government International Bond
(USD), 8.38%, 06/17/2019	700,000	903,000
(USD), 6.50%, 01/20/2020	700,000	840,000
		5,665,521
REPUBLIC OF SOUTH KOREA (12.0%)
Korea Monetary Stabilization Bond, Series 1506 (KRW), 2.76%, 06/02/2015	2,000,000,000	1,885,366
Korea Treasury Bond
Series 1703 (KRW), 3.50%, 03/10/2017	5,750,000,000	5,516,536
Series 1809 (KRW), 3.25%, 09/10/2018	3,600,000,000	3,425,021
Series 2106 (KRW), 1.50%, 06/10/2021 (f)	5,541,945,000	5,201,570
Series 2206 (KRW), 3.75%, 06/10/2022	900,000,000	874,181
Series 2303 (KRW), 3.00%, 03/10/2023	8,800,000,000	8,049,559
Series 2309 (KRW), 3.38%, 09/10/2023	5,000,000,000	4,704,412
		29,656,645
SINGAPORE (3.5%)
Singapore Government Bond
(SGD), 3.25%, 09/01/2020	2,180,000	1,930,529
(SGD), 2.25%, 06/01/2021	5,870,000	4,864,156
(SGD), 3.00%, 09/01/2024	2,080,000	1,777,271
		8,571,956
SRI LANKA (1.1%)
Sri Lanka Government Bonds
Series B (LKR), 8.50%, 07/15/2018	273,000,000	1,888,591
Series A (LKR), 8.00%, 11/15/2018	24,000,000	163,170
Sri Lanka Government International Bond (USD), 6.25%, 07/27/2021 (a)	550,000	552,750
		2,604,511

See accompanying notes to financial statements.

2013 Annual Report

9

Statement of Investments (continued)

October 31, 2013

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value
THAILAND (7.9%)
Thailand Government Bond
(THB), 3.63%, 05/22/2015	$29,000,000	$944,229
(THB), 4.13%, 11/18/2016	101,900,000	3,374,365
(THB), 3.45%, 03/08/2019	19,000,000	609,079
(THB), 3.88%, 06/13/2019	87,000,000	2,852,289
Series ILB (THB), 1.20%, 07/14/2021 (a)(f)	242,430,526	7,719,576
(THB), 3.65%, 12/17/2021	26,200,000	835,300
(THB), 3.63%, 06/16/2023	79,300,000	2,494,754
(THB), 3.58%, 12/17/2027	20,000,000	604,524
		19,434,116
Total Government Bonds		123,263,758
GOVERNMENT AGENCIES (4.8%)
SINGAPORE (4.8%)
Housing & Development Board
(SGD), MTN, 2.02%, 02/22/2016	3,000,000	2,471,815
(SGD), MTN, 3.95%, 07/15/2018	5,000,000	4,389,148
(SGD), MTN, 1.83%, 11/21/2018 (a)	2,750,000	2,191,742
(SGD), MTN, 3.14%, 03/18/2021	3,250,000	2,687,595
		11,740,300
Total Government Agencies		11,740,300
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $5,642,000, collateralized by U.S. Treasury Note, maturing 11/15/2022; total market value of $5,756,875	5,642,000	5,642,000
Total Repurchase Agreement		5,642,000
Total Investments (Cost $248,786,601) (g)—97.4%		239,756,838

Other assets in excess of liabilities—2.6%		6,420,596
Net Assets—100.0%		$246,177,434

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	China A shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(c)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(d)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(e)	This security is government guaranteed.
(f)	Inflation linked security.
(g)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LKR	Sri Lanka Rupee
MTN	Medium Term Note
MYR	Malaysian Ringgit
PHP	Philippine Peso
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

At October 31, 2013, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	21	12/31/2013	$16,687
United States Treasury Note 6%-5 year	UBS	49	12/31/2013	114,351
United States Treasury Note 6%-10 year	UBS	(398)	12/19/2013	(1,320,575)
United States Treasury Bond 6%-30 year	UBS	50	12/19/2013	219,387
				$(970,150)

See accompanying notes to financial statements.

Annual Report 2013

10

Statement of Investments (continued)

October 31, 2013

Aberdeen Asia Bond Fund

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar 03/27/2014	Standard Chartered Bank	CNH	30,820,000	USD	5,000,000	$5,034,777	$34,777
10/30/2014	Credit Suisse	CNH	66,144,750	USD	10,750,000	10,728,552	(21,448)
Euro Currency/United States Dollar 11/21/2013	UBS	EUR	2,333,218	USD	3,100,000	3,168,031	68,031
Hong Kong Dollar/United States Dollar 11/21/2013	Standard Chartered Bank	HKD	49,251,870	USD	6,350,000	6,352,946	2,946
Indian Rupee/United States Dollar 11/21/2013	Goldman Sachs	INR	130,137,000	USD	2,100,000	2,109,908	9,908
11/21/2013	Standard Chartered Bank	INR	326,250,800	USD	5,220,000	5,289,496	69,496
Malaysian Ringgit/United States Dollar 11/12/2013	Standard Chartered Bank	MYR	26,276,400	USD	8,100,000	8,322,401	222,401
11/12/2013	State Street	MYR	12,312,872	USD	3,760,000	3,899,798	139,798
11/12/2013	UBS	MYR	12,641,850	USD	3,900,000	4,003,994	103,994
Philippine Peso/United States Dollar 11/12/2013	Goldman Sachs	PHP	1,111,750,170	USD	25,430,000	25,736,944	306,944
Singapore Dollar/United States Dollar 11/12/2013	Credit Suisse	SGD	2,118,200	USD	1,700,000	1,705,211	5,211
11/12/2013	Royal Bank of Canada	SGD	8,307,908	USD	6,580,000	6,688,103	108,103
11/12/2013	State Street	SGD	8,693,253	USD	6,990,000	6,998,317	8,317
11/12/2013	UBS	SGD	4,071,385	USD	3,245,000	3,277,581	32,581
South Korean Won/United States Dollar 11/12/2013	Standard Chartered Bank	KRW	4,369,170,000	USD	3,900,000	4,117,650	217,650
11/12/2013	State Street	KRW	14,176,738,700	USD	12,710,000	13,360,627	650,627
Thai Baht/United States Dollar 11/14/2013	Standard Chartered Bank	THB	347,484,100	USD	11,000,000	11,153,099	153,099
11/14/2013	UBS	THB	240,097,300	USD	7,580,000	7,706,335	126,335
						$129,653,770	$2,238,770

See accompanying notes to financial statements.

2013 Annual Report

11

Statement of Investments (concluded)

October 31, 2013

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound 11/21/2013	State Street	USD	2,400,000	GBP	1,520,386	$2,437,475	$(37,475)
11/21/2013	UBS	USD	1,230,000	GBP	760,178	1,218,714	11,286
United States Dollar/Euro Currency 11/21/2013	Deutsche Bank	USD	3,100,000	EUR	2,334,337	3,169,551	(69,551)
United States Dollar/Indian Rupee 11/21/2013	Standard Chartered Bank	USD	8,300,000	INR	519,339,300	8,420,034	(120,034)
United States Dollar/Indonesian Rupiah 03/12/2014	Deutsche Bank	USD	5,700,000	IDR	72,219,000,000	6,270,371	(570,371)
United States Dollar/Japanese Yen 11/21/2013	Deutsche Bank	USD	12,800,000	JPY	1,304,767,000	13,270,332	(470,332)
United States Dollar/Malaysian Ringgit 11/12/2013	State Street	USD	13,920,000	MYR	45,583,824	14,437,551	(517,551)
United States Dollar/Philippine Peso 11/12/2013	Deutsche Bank	USD	2,600,000	PHP	115,050,000	2,663,400	(63,400)
11/12/2013	Standard Chartered Bank	USD	700,000	PHP	31,129,000	720,634	(20,634)
11/12/2013	UBS	USD	6,000,000	PHP	268,980,000	6,226,869	(226,869)
United States Dollar/Singapore Dollar 11/12/2013	Royal Bank of Canada	USD	5,880,000	SGD	7,438,675	5,988,346	(108,346)
11/12/2013	Standard Chartered Bank	USD	1,640,000	SGD	2,057,790	1,656,580	(16,580)
11/12/2013	UBS	USD	1,200,000	SGD	1,536,600	1,237,007	(37,007)
United States Dollar/South Korean Won 11/12/2013	State Street	USD	3,700,000	KRW	3,990,820,000	3,761,081	(61,081)
United States Dollar/Thai Baht 11/14/2013	UBS	USD	20,300,000	THB	638,291,500	20,487,062	(187,062)
						$91,965,007	$(2,495,007)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Annual Report 2013

12

Aberdeen Core Fixed Income Fund (Unaudited)

The Aberdeen Core Fixed Income Fund (Class A shares at net asset value net of fees) returned -1.01% for the 12-month period ended October 31, 2013, versus the -1.08% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Core Bond Funds (consisting of 497 funds) was -0.95% for the period.

The U.S. fixed income market, as measured by the Barclays U.S. Aggregate Bond Index, produced modestly negative results over the reporting period. The commercial mortgage-backed securities (CMBS) sector was the only segment of the market that generated a positive return over the 12-month period. Additionally, U.S. bond market investors experienced significant volatility in both returns and interest-rate movements during the second half of the period. The primary driver of this volatility was investor angst concerning the future of the Federal Reserve’s (Fed) quantitative easing (QE) program, which involves the Fed purchasing a combined $85 billion per month of U.S. Treasury and agency mortgage-backed securities. The reason for the angst was the Fed’s announcement in May 2013 that it was considering beginning to taper the QE program, followed by a June 2013 announcement reinforcing the May message, and concluding with a mid-September 2013 statement that the tapering would be deferred based on current economic indicators, perhaps into 2014. The result of these Fed announcements, coupled with a brief federal government shutdown in October 2013 and the deferment of the U.S. debt-ceiling issue from October 2013 into early 2014, produced significant anxiety among fixed income investors and concurrent volatility in interest rates and bond returns. The May/June Fed messaging produced a violent upward move in U.S. Treasury yields to rate levels last seen in mid-2011. Ten- and 30-year U.S. Treasury yields ratcheted up approximately 60 and 80 basis points (bps), respectively, over that two–month period, and the Barclays U.S. Aggregate Bond Index lost 3.40% in the period. However, the calming September 2013 Fed announcement enabled rates to drop in September/October, with a corresponding 1.77% total return for the Index over the two months. Over the full 12-month period, U.S. Treasury yields rose significantly, with five- 10- and 30-year Treasury securities yielding 1.33%, 2.56% and 3.64% respectively, on October 31, 2013. These yield levels represent corresponding year-over-year increases of 61, 87 and 78 bps. The U.S. housing market displayed significant progress during the annual period. Additionally, corporate balance sheets have been very strong, as many companies have either deleveraged or refinanced to take advantage of historically low interest rates. While profitability trends have moderated over the course of the year at a number of companies, we believe that profit levels remain reasonably strong for most corporations.

Fund performance for the period was enhanced by security selection in the corporate, CMBS and asset-backed securities (ABS) sectors, and overweight positions relative to its benchmark, the Barclays U.S. Aggregate Bond Index, in all of the spread (non-Treasury) sectors. All sectors within the Fund’s corporate holdings provided positive relative returns. Non-agency mortgage-backed securities (MBS) also contributed to the Fund’s relative performance.

Fund performance for the reporting period was hampered by the exposure to government-related securities and agency MBS. Regarding the use of derivatives, the Fund employed U.S. Treasury futures as hedges against interest-rate risk during the period. The futures produced a modest negative return over the period, which had a minimal impact on the Fund’s overall performance.

Over the period, we increased the Fund’s exposure to structured products (ABS, CMBS and collateralized mortgage obligations),1 while reducing positions in MBS pass-throughs.2 Within the corporate holdings, the sector allocation shifted as we increased the banks and insurance exposure and reduced the positions in industrials. At the end of the period, the Fund maintained significant overweights relative to the benchmark Barclays U.S. Aggregate Bond Index in corporates (all sectors), and structured products (ABS, CMBS and MBS), with a corresponding substantial underweight to U.S. Treasury and government-related securities. At the end of the annual period, the Fund’s largest positions were in MBS, corporates and U.S. Treasury securities. The most notable overweights compared to the benchmark were MBS, corporate bonds and ABS, with significant underweights in Treasuries and other government-related issues.

We believe that the Fed will continue to maintain short-term rates at lower levels for a longer period of time, regardless of the tenure of the QE program. We continue to find what we feel are attractive short- and intermediate-maturity opportunities in the spread sectors (corporate and structured product securities). Corporate profitability remains sound, and the housing recovery continues. Assuming that interest rates will not move violently higher in reaction to the inevitable tapering of QE, we believe that the bond market should be able to absorb incremental upward rate moves reasonably well.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2013 Annual Report

13

1	Structured products are investments vehicles tied to a basket of underlying securities, such as derivatives, equities, debt, commodities, market indices and currencies.
2	A pass-through is a security consisting of a pool of residential mortgage loans. All payments of principal and interest are “passed through” to investors each month.

Aberdeen Core Fixed Income Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

14

Aberdeen Core Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(1.01%	)	5.92%	4.21%
	w/SC2	(5.20%	)	5.00%	3.76%
Class C	w/o SC	(1.82%	)	5.15%	3.49%
	w/SC3	(2.76%	)	5.15%	3.49%
Institutional Service Class[4,5]	w/o SC	(0.81%	)	6.19%	4.46%
Institutional Class[4,6]	w/o SC	(0.81%	)	6.17%	4.45%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to July 12, 2010 reflect the performance of a predecessor fund (“the Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 12, 2010) are based on the performance of the Class Y shares of the Predecessor Fund. The performance is substantially similar to what Institutional Service Class Shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns prior to July 12, 2010 reflect the performance of Class Y shares of the Predecessor Fund.

2013 Annual Report

15

Aberdeen Core Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Fixed Income Fund, Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
U.S. Agencies	32.6%
Corporate Bonds	30.5%
Commercial Mortgage-Backed Securities	10.6%
U.S. Treasuries	9.9%
Asset-Backed Securities	8.8%
Residential Mortgage-Backed Securities	3.9%
Municipal Bonds	3.0%
Repurchase Agreement	2.4%
Liabilities in excess of other assets	(1.7%)
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	5.7%
Diversified Financial Services	3.5%
Oil, Gas & Consumable Fuels	3.3%
Insurance	2.3%
Electric Utilities	1.8%
Diversified Telecommunication Services	1.6%
Energy Equipment & Services	1.4%
Real Estate	1.2%
Office/Business Equipment	0.9%
Trucking & Leasing	0.8%
Other	77.5%
100.0%
Top Holdings*
U.S. Treasury Notes 09/30/2018	3.4%
U.S. Treasury Bond 05/15/2043	3.1%
U.S. Treasury Notes 10/15/2016	1.8%
U.S. Treasury Notes 08/15/2023	1.5%
Federal National Mortgage Association, TBA 11/01/2043	1.0%
Xerox Corp. 04/01/2016	0.9%
International Lease Finance Corp. 09/01/2016	0.7%
Citigroup Commercial Mortgage Trust, Series 2007-C6, Class AM 12/10/2049	0.7%
Federal National Mortgage Association, Series 2012-147, Class WN 01/25/2033	0.7%
Federal Home Loan Mortgage Corp., Series 4097, Class VA 08/15/2025	0.6%
Other	85.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

16

Statement of Investments

October 31, 2013

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (8.8%)
AUSTRALIA (0.7%)
SMART Trust
Series 2011-2USA, Class A4A (USD), 2.31%, 04/14/2017 (a)	$390,000	$396,596
Series 2012-4US, Class A4A (USD), 1.25%, 08/14/2018	245,000	243,615
		640,211
UNITED STATES (8.1%)
Ally Master Owner Trust, Series 2012-5, Class A (USD), 1.54%, 09/15/2019	250,000	248,352
American Express Issuance Trust II, Series 2013-1, Class B (USD), 0.62%, 02/15/2019 (b)	120,000	118,956
AmeriCredit Automobile Receivables Trust, Series 2013-3, Class C (USD), 2.38%, 06/10/2019	100,000	99,816
Capital One Multi-Asset Execution Trust
Series 2004-B3, Class B3 (USD), 0.90%, 01/18/2022 (b)	205,000	203,476
Series 2006-B1, Class B1 (USD), 0.45%, 01/15/2019 (b)	165,000	162,906
Chase Issuance Trust
Series 2007-B1, Class B1 (USD), 0.42%, 04/15/2019 (b)	320,000	315,186
Series 2013-A6, Class A6 (USD), 0.59%, 07/15/2020 (b)	400,000	400,000
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.42%, 04/07/2024 (a)(b)	200,000	201,507
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (USD), 4.47%, 03/20/2043 (a)	208,425	213,094
CPS Auto Trust, Series 2011-A, Class A (USD), 2.82%, 04/16/2018 (a)	61,295	61,844
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	508,298	552,688
Ford Credit Floorplan Master Owner Trust
Series 2013-1, Class C (USD), 1.37%, 01/15/2018	230,000	229,600
Series 2013-3, Class C (USD), 1.29%, 06/15/2017	275,000	274,964
GE Capital Credit Card Master Note Trust
Series 2011-2, Class B (USD), 1.17%, 05/15/2019 (b)	490,000	491,869
Series 2012-5, Class B (USD), 1.51%, 06/15/2018	290,000	292,033
Series 2012-7, Class B (USD), 2.21%, 09/15/2022	100,000	95,385
Mid-State Trust, Series 2010-1, Class M (USD), 5.25%, 12/15/2045 (a)	430,510	447,183
Navistar Financial Dealer Note Master Trust
Series 2013-1, Class A (USD), 0.84%, 01/25/2018 (b)	510,000	510,127
Series 2013-2, Class A (USD), 0.86%, 09/25/2018 (a)(b)	360,000	360,009
Santander Drive Auto Receivables Trust
Series 2011-1, Class D (USD), 4.01%, 02/15/2017	395,000	411,212
Series 2012-2, Class C (USD), 3.20%, 02/15/2018	254,000	261,439
Series 2012-4, Class B (USD), 1.83%, 03/15/2017	330,000	332,618
Series 2013-1, Class C (USD), 1.76%, 01/15/2019	218,000	217,741
Series 2013-3, Class C (USD), 1.81%, 04/15/2019	273,000	269,162
Santander UK PLC (USD), 5.25%, 11/07/2013	200,000	201,456
World Financial Network Credit Card Master Trust
Series 2010-A, Class M (USD), 5.20%, 04/15/2019	360,000	381,591
Series 2013-A, Class A (USD), 1.61%, 12/15/2021	490,000	483,692
		7,837,906
Total Asset-Backed Securities		8,478,117
COMMERCIAL MORTGAGE-BACKED SECURITIES (10.6%)
UNITED STATES (10.6%)
Bear Stearns Commercial Mortgage Securities
Series 2007-PW17, Class AMFL (USD), 0.84%, 06/11/2050 (a)(b)	125,000	120,528
Series 2007-PW17, Class AM (USD), 5.89%, 06/11/2050 (b)	250,000	282,804
Citigroup Commercial Mortgage Trust
Series 2005-CD1, Class AM (USD), 5.22%, 07/15/2044 (b)	160,000	171,925
Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	225,000	247,373
Series 2007-C6, Class AM (USD), 5.71%, 12/10/2049 (b)	600,000	665,741
Commercial Mortgage Pass Through Certificates
Series 2013-THL, Class D (USD), 2.82%, 06/08/2030 (a)(b)	440,000	441,051
Series 2006-C7, Class AM (USD), 5.78%, 06/10/2046 (b)	170,000	183,415
Series 2013-LC13, Class AM (USD), 4.56%, 08/10/2046 (a)	270,000	284,551
Series 2007-C9, Class AM (USD), 5.65%, 12/10/2049 (b)	484,000	545,291
Extended Stay America Trust
Series 2013-ESH7, Class B7 (USD), 3.60%, 12/05/2031 (a)	300,000	296,042
Series 2013-ESH7, Class C7 (USD), 3.90%, 12/05/2031 (a)	440,000	431,986
FREMF Mortgage Trust
Series 2012-K501, Class B (USD), 3.49%, 11/25/2046 (a)(b)	214,000	221,980
Series 2011-K10, Class B (USD), 4.60%, 11/25/2049 (a)(b)	270,000	273,913
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class AM (USD), 5.83%, 07/10/2038 (b)	150,000	164,350
GS Mortgage Securites Corp. Trust, Series 2012-ALOH, Class A (USD), 3.55%, 04/10/2034 (a)	220,000	220,611
GS Mortgage Securities Trust
Series 2013-NYC5, Class E (USD), 3.65%, 01/10/2030 (a)	300,000	299,755
Series 2007-GG10, Class A1A (USD), 5.80%, 08/10/2045 (a)(b)	469,263	519,043
Series 2013-GC12, Class AS (USD), 3.38%, 06/10/2046	90,000	86,954
Series 2013-GC14, Class AS (USD), 4.51%, 08/10/2046 (a)	320,000	335,153
Series 2013-GC14, Class B (USD), 4.78%, 08/10/2046 (a)	310,000	324,240
Jefferies & Co., Inc., Series 2009-R9, Class 1A1 (USD), 2.39%, 08/26/2046 (a)(b)	213,088	216,774

See accompanying notes to financial statements.

2013 Annual Report

17

Statement of Investments (continued)

October 31, 2013

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2012-PHH, Class C (USD), 2.54%, 10/15/2025 (a)(b)	$190,000	$190,978
Series 2012-PHH, Class D (USD), 3.44%, 10/15/2025 (a)(b)	150,000	150,804
Series 2013-C13, Class B (USD), 4.06%, 01/15/2046 (b)	130,000	129,099
Series 2007-CB19, Class ASB (USD), 5.69%, 02/12/2049 (b)	200,638	214,783
Series 2007-LD11, Class ASB (USD), 5.81%, 06/15/2049 (b)	201,357	215,877
JP Morgan Mortgage Trust, Series 2013-3, Class A3 (USD), 3.50%, 07/25/2043 (a)	534,961	527,415
MASTR Alternative Loans Trust
Series 2004-8, Class 1A1 (USD), 6.50%, 09/25/2034	460,874	479,430
Series 2004-11, Class 7A1 (USD), 6.50%, 10/25/2034	202,402	214,791
Morgan Stanley BAML Trust, Series 2013-C12, Class A4 (USD), 4.26%, 10/15/2046	220,000	232,206
Sequoia Mortgage Trust
Series 2012-3, Class A (USD), 3.00%, 07/25/2042	285,165	279,449
Series 2013-5, Class A2 (USD), 3.00%, 05/25/2043 (a)	351,859	333,203
Series 2013-7, Class A2 (USD), 3.00%, 06/25/2043 (b)	161,825	153,562
Wells Fargo Mortgage Backed Securities 2003-N Trust, Series 2003-N, Class 1A1 (USD), 3.86%, 12/25/2033 (b)	246,368	249,048
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class ASB (USD), 2.98%, 06/15/2046	480,000	478,998
		10,183,123
Total Commercial Mortgage-Backed Securities		10,183,123
RESIDENTIAL MORTGAGE-BACKED SECURITIES (3.9%)
UNITED KINGDOM (0.3%)
Holmes Master Issuer PLC, Series 2011-3A, Class A6 (USD), 1.99%, 10/15/2054 (a)(b)	250,000	260,985
UNITED STATES (3.6%)
Banc of America Funding Corp., Series 2009-R6, Class 3A1 (USD), 2.24%, 01/26/2037 (a)(b)	123,099	122,771
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 2.79%, 12/26/2037 (a)(b)	471,656	476,685
Citigroup Mortgage Loan Trust, Inc.
Series 2009-6, Class 6A1 (USD), 0.42%, 07/25/2036 (a)(b)	437,710	417,170
Series 2009-5, Class 7A1 (USD), 0.52%, 07/25/2036 (a)(b)	229,225	216,961
Series 2009-6, Class 4A1 (USD), 2.84%, 04/25/2037 (a)(b)	174,012	175,493
Series 2009-6, Class 11A1 (USD), 0.52%, 05/25/2037 (a)(b)	129,703	124,986
Credit Suisse Mortgage Capital Certificates
Series 2009-3R, Class 25A1 (USD), 2.79%, 07/27/2036 (a)(b)	280,634	282,552
Series 2009-12R, Class 6A1 (USD), 6.00%, 05/27/2037 (a)	251,703	255,170
Series 2009-2R, Class 2A5 (USD), 2.20%, 06/26/2037 (a)(b)	212,184	212,133
Series 2009-3R, Class 28A1 (USD), 2.81%, 08/27/2037 (a)(b)	77,033	77,285
JP Morgan Re-Remic
Series 2009-7, Class 11A1 (USD), 2.74%, 09/27/2036 (a)(b)	233,307	232,930
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	66,050	67,079
Series 2009-7, Class 13A1 (USD), 2.53%, 06/27/2037 (a)(b)	155,579	152,273
Series 2009-7, Class 14A1 (USD), 2.29%, 07/27/2037 (a)(b)	456,741	454,624
Series 2009-7, Class 1A1 (USD), 2.72%, 08/27/2037 (a)(b)	188,254	190,349
MASTR Asset Securitization Trust, Series 2003-8, Class 3A13 (USD), 5.25%, 09/25/2033	56,784	57,271
		3,515,732
Total Residential Mortgage-Backed Securities		3,776,717
CORPORATE BONDS (30.5%)
AUSTRALIA (0.8%)
Commercial Banks (0.3%)
Commonwealth Bank of Australia (USD), 2.50%, 09/20/2018	250,000	255,414
Insurance (0.2%)
QBE Insurance Group Ltd. (USD), 2.40%, 05/01/2018 (a)	200,000	196,307
Metals & Mining (0.3%)
BHP Billiton Finance USA Ltd. (USD), 3.85%, 09/30/2023	245,000	248,764
		700,485
BERMUDA (0.1%)
Miscellaneous Manufacturing (0.1%)
Ingersoll-Rand Global Holding Co. Ltd. (USD), 2.88%, 01/15/2019 (a)	80,000	80,205
BRAZIL (0.3%)
Commercial Banks (0.3%)
Caixa Economica Federal (USD), 4.50%, 10/03/2018 (a)	250,000	251,250
CANADA (0.9%)
Commercial Banks (0.3%)
Bank of Nova Scotia (USD), 2.05%, 10/30/2018	300,000	300,836
Diversified Telecommunication Services (0.2%)
Rogers Communications, Inc. (USD), 5.45%, 10/01/2043	165,000	169,785

See accompanying notes to financial statements.

Annual Report 2013

18

Statement of Investments (continued)

October 31, 2013

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Metals & Mining (0.2%)
Xstrata Finance Canada Ltd. (USD), 4.25%, 10/25/2022 (a)	$205,000	$198,843
Oil, Gas & Consumable Fuels (0.2%)
Cenovus Energy, Inc. (USD), 5.20%, 09/15/2043	195,000	198,965
		868,429
FRANCE (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Total Capital International SA (USD), 2.70%, 01/25/2023	100,000	94,852
Total Capital SA (USD), 2.13%, 08/10/2018	280,000	283,864
		378,716
ISRAEL (0.2%)
Pharmaceutical (0.2%)
Teva Pharmaceutical Finance IV BV (USD), 3.65%, 11/10/2021	215,000	213,916
LUXEMBOURG (0.3%)
Miscellaneous Manufacturing (0.3%)
Pentair Finance SA
(USD), 2.65%, 12/01/2019	129,000	124,274
(USD), 3.15%, 09/15/2022	160,000	148,646
		272,920
NETHERLANDS (1.7%)
Commercial Banks (1.1%)
ABN AMRO Bank (USD), 2.50%, 10/30/2018 (a)	300,000	299,126
ING Bank NV
(USD), 3.75%, 03/07/2017 (a)	400,000	423,032
(USD), 5.80%, 09/25/2023 (a)	300,000	314,629
		1,036,787
Oil, Gas & Consumable Fuels (0.6%)
Petrobras Global Finance BV (USD), 3.00%, 01/15/2019	325,000	309,267
Shell International Finance BV
(USD), 2.25%, 01/06/2023	130,000	119,144
(USD), 3.40%, 08/12/2023	160,000	160,347
		588,758
		1,625,545
NORWAY (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Statoil ASA (USD), 3.95%, 05/15/2043	110,000	99,563
PANAMA (0.1%)
Leisure Time (0.1%)
Carnival Corp. (USD), 1.20%, 02/05/2016	115,000	114,451
REPUBLIC OF SOUTH KOREA (0.3%)
Commercial Banks (0.3%)
Export-Import Bank of Korea (USD), 2.88%, 09/17/2018	300,000	305,245
SWITZERLAND (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Noble Holding International Ltd. (USD), 3.95%, 03/15/2022	200,000	198,259
UNITED KINGDOM (1.3%)
Commercial Banks (0.5%)
Abbey National Treasury Services PLC (USD), 3.05%, 08/23/2018	245,000	253,629
Royal Bank of Scotland PLC (USD), 3.95%, 09/21/2015	210,000	220,099
		473,728
Electric Utilities (0.1%)
Western Power Distribution Holdings Ltd. (USD), 7.25%, 12/15/2017 (a)	100,000	113,455
Insurance (0.0%)
Trinity Acquisition PLC (USD), 6.13%, 08/15/2043	35,000	35,815
Oil, Gas & Consumable Fuels (0.7%)
BG Energy Capital PLC (USD), 4.00%, 10/15/2021 (a)	200,000	208,384
BP Capital Markets PLC
(USD), MTN, 2.24%, 09/26/2018	215,000	217,191
(USD), 2.75%, 05/10/2023	240,000	224,181
		649,756
		1,272,754
UNITED STATES (23.8%)
Advertising (0.4%)
Omnicom Group, Inc. (USD), 3.63%, 05/01/2022	380,000	371,076
Agriculture (0.3%)
Altria Group, Inc. (USD), 5.38%, 01/31/2044	140,000	141,616
Philip Morris International, Inc. (USD), 4.13%, 03/04/2043	195,000	175,914
		317,530
Auto Manufacturers (0.4%)
Daimler Finance North America LLC (USD), 1.45%, 08/01/2016 (a)	260,000	261,631
General Motors Co. (USD), 6.25%, 10/02/2043 (a)	135,000	140,400
		402,031
Beverages (0.2%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 2.50%, 07/15/2022	210,000	197,793
Commercial Banks (2.9%)
Bank of America Corp.
(USD), MTN, 2.00%, 01/11/2018	250,000	249,290
(USD), 2.60%, 01/15/2019	200,000	201,351
(USD), MTN, 5.00%, 05/13/2021	260,000	286,077
Citigroup, Inc.
(USD), 5.00%, 09/15/2014	240,000	248,358
(USD), 1.75%, 05/01/2018	155,000	152,419
(USD), 2.50%, 09/26/2018	235,000	237,041

See accompanying notes to financial statements.

2013 Annual Report

19

Statement of Investments (continued)

October 31, 2013

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
(USD), 3.88%, 10/25/2023	$245,000	$245,032
(USD), 5.50%, 09/13/2025	175,000	185,586
JPMorgan Chase & Co., Series R (USD), 6.00%, 08/01/2023 (b)(c)	270,000	261,225
Morgan Stanley (USD), 3.80%, 04/29/2016	150,000	158,506
Northern Trust Corp. (USD), 3.95%, 10/30/2025	185,000	185,292
Wells Fargo & Co.
(USD), 2.15%, 01/15/2019	195,000	195,949
(USD), 5.38%, 11/02/2043	200,000	202,350
		2,808,476
Commercial Services & Supplies (0.2%)
Catholic Health Initiatives (USD), 2.60%, 08/01/2018	145,000	147,545
Computers & Peripherals (0.3%)
International Business Machines Corp. (USD), 1.95%, 07/22/2016	300,000	309,601
Distribution/Wholesale (0.2%)
Glencore Funding LLC (USD), 2.50%, 01/15/2019 (a)	190,000	182,873
Diversified Financial Services (3.5%)
ERAC USA Finance LLC (USD), 2.80%, 11/01/2018 (a)	155,000	157,088
General Electric Capital Corp., Series C (USD), 5.25%, 06/15/2023 (b)(c)	300,000	286,500
Harley-Davidson Funding Corp. (USD), 6.80%, 06/15/2018 (a)	380,000	449,082
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	225,000	261,490
International Lease Finance Corp. (USD), 6.75%, 09/01/2016 (a)	645,000	716,756
Legg Mason, Inc. (USD), 5.50%, 05/21/2019	240,000	263,984
National Rural Utilities Cooperative Finance Corp.
(USD), 2.35%, 06/15/2020	100,000	98,170
(USD), 4.75%, 04/30/2043 (b)	285,000	266,119
Santander Holdings USA, Inc.
(USD), 3.00%, 09/24/2015	395,000	406,741
(USD), 3.45%, 08/27/2018	190,000	196,549
Utility Contract Funding LLC (USD), 7.94%, 10/01/2016 (a)	193,401	215,688
		3,318,167
Diversified Telecommunication Services (1.4%)
Crown Castle Towers LLC (USD), 6.11%, 01/15/2040 (a)	295,000	335,697
SBA Tower Trust
(USD), 2.93%, 12/15/2042 (a)	265,000	273,203
(USD), 3.72%, 04/15/2048 (a)	125,000	119,044
Verizon Communications, Inc.
(USD), 3.65%, 09/14/2018	175,000	186,122
(USD), 5.15%, 09/15/2023	80,000	86,799
(USD), 6.55%, 09/15/2043	310,000	359,665
		1,360,530
Electric Utilities (1.7%)
Appalachian Power Co., Series L (USD), 5.80%, 10/01/2035	110,000	117,572
Dayton Power & Light Co. (The) (USD), 1.88%, 09/15/2016 (a)	250,000	252,290
Duke Energy Ohio, Inc. (USD), 3.80%, 09/01/2023	80,000	82,561
Entergy Gulf States, Inc. (USD), 6.20%, 07/01/2033	214,000	214,548
Entergy Louisiana LLC (USD), 4.05%, 09/01/2023	115,000	118,539
Exelon Corp. (USD), 5.63%, 06/15/2035	125,000	125,283
MidAmerican Energy Co. (USD), 2.40%, 03/15/2019	145,000	148,149
National Fuel Gas Co. (USD), 3.75%, 03/01/2023	160,000	154,807
Nisource Finance Corp. (USD), 5.65%, 02/01/2045	95,000	98,311
Oncor Electric Delivery Co. LLC (USD), 4.55%, 12/01/2041	145,000	135,700
Public Service Co. of New Mexico (USD), 7.95%, 05/15/2018	180,000	216,858
		1,664,618
Electronics (0.1%)
Jabil Circuit, Inc. (USD), 5.63%, 12/15/2020	85,000	89,250
Energy Equipment & Services (1.4%)
El Paso Pipeline Partners Operating Co. LLC (USD), 6.50%, 04/01/2020	125,000	145,232
Energy Transfer Partners LP
(USD), 6.70%, 07/01/2018	110,000	129,434
(USD), 4.15%, 10/01/2020	205,000	212,769
(USD), 5.20%, 02/01/2022	110,000	118,378
Kinder Morgan Energy Partners LP (USD), 2.65%, 02/01/2019	95,000	95,318
ONEOK Partners LP
(USD), 5.00%, 09/15/2023	160,000	170,995
(USD), 6.20%, 09/15/2043	75,000	82,341
Williams Cos., Inc. (USD), 3.70%, 01/15/2023	210,000	193,077
Williams Partners LP
(USD), 7.25%, 02/01/2017	135,000	157,388
(USD), 3.35%, 08/15/2022	95,000	89,698
		1,394,630
Food & Staples (0.2%)
CVS Caremark Corp. (USD), 5.75%, 05/15/2041	155,000	171,873
Food Products (0.6%)
Kroger Co. (USD), 5.15%, 08/01/2043	65,000	64,444
Kroger Co. (The) (USD), 3.85%, 08/01/2023	270,000	268,397
WM Wrigley Jr Co. (USD), 3.38%, 10/21/2020 (a)	225,000	229,770
		562,611
Healthcare Products (0.5%)
Boston Scientific Corp. (USD), 6.00%, 01/15/2020	260,000	303,089
Medtronic, Inc. (USD), 2.75%, 04/01/2023	230,000	218,167
		521,256
Healthcare Providers & Services (0.1%)
WellPoint, Inc. (USD), 5.10%, 01/15/2044	140,000	140,720

See accompanying notes to financial statements.

Annual Report 2013

20

Statement of Investments (continued)

October 31, 2013

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
Insurance (2.1%)
Allstate Corp. (The) (USD), 5.75%, 08/15/2053 (b)	$185,000	$189,162
American International Group, Inc. (USD), 4.13%, 02/15/2024	150,000	154,203
Berkshire Hathaway Finance Corp. (USD), 4.25%, 01/15/2021	215,000	232,943
CNA Financial Corp. (USD), 5.85%, 12/15/2014	165,000	173,900
Farmers Exchange Capital II (USD), 6.15%, 11/01/2053 (a)(b)	80,000	81,526
ING US, Inc.
(USD), 2.90%, 02/15/2018	530,000	540,897
(USD), 5.70%, 07/15/2043 (a)	60,000	63,415
Liberty Mutual Group, Inc.
(USD), 4.25%, 06/15/2023 (a)	55,000	55,027
(USD), 6.50%, 05/01/2042 (a)	140,000	156,406
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/2015	300,000	328,019
		1,975,498
Iron/Steel (0.2%)
Nucor Corp. (USD), 4.00%, 08/01/2023	162,000	161,561
Media (0.7%)
Comcast Corp. (USD), 4.50%, 01/15/2043	75,000	71,865
Discovery Communications LLC (USD), 4.88%, 04/01/2043	175,000	166,567
NBCUniversal Media LLC (USD), 4.38%, 04/01/2021	432,000	470,774
		709,206
Miscellaneous Manufacturing (0.2%)
Eaton Corp. (USD), 1.50%, 11/02/2017 (a)	230,000	227,696
Office/Business Equipment (0.9%)
Xerox Corp. (USD), MTN, 7.20%, 04/01/2016	760,000	858,749
Oil & Gas Services (0.2%)
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	180,000	171,038
Oil, Gas & Consumable Fuels (1.1%)
Apache Corp. (USD), 4.75%, 04/15/2043	135,000	132,554
Chevron Corp. (USD), 3.19%, 06/24/2023	225,000	222,740
Noble Energy, Inc. (USD), 6.00%, 03/01/2041	140,000	160,811
Rowan Cos., Inc. (USD), 7.88%, 08/01/2019	410,000	499,853
		1,015,958
Packaging & Containers (0.1%)
Packaging Corp. of America (USD), 4.50%, 11/01/2023	90,000	92,552
Paper & Forest Products (0.5%)
Georgia-Pacific LLC
(USD), 5.40%, 11/01/2020 (a)	130,000	146,973
(USD), 3.73%, 07/15/2023 (a)	190,000	187,715
(USD), 8.00%, 01/15/2024	105,000	136,446
		471,134
Pharmaceutical (0.4%)
AbbVie, Inc. (USD), 4.40%, 11/06/2042	55,000	51,852
Express Scripts Holding Co. (USD), 6.13%, 11/15/2041	175,000	201,414
Zoetis, Inc. (USD), 4.70%, 02/01/2043	125,000	118,047
		371,313
Real Estate (1.2%)
Boston Properties LP
(USD), 3.13%, 09/01/2023	95,000	89,086
(USD), 3.80%, 02/01/2024	245,000	240,830
DDR Corp. (USD), 3.38%, 05/15/2023	180,000	168,123
Health Care REIT, Inc. (USD), 3.75%, 03/15/2023	225,000	215,985
Healthcare Realty Trust, Inc. (USD), 3.75%, 04/15/2023	125,000	118,095
Kimco Realty Corp. (USD), 3.13%, 06/01/2023	400,000	371,074
		1,203,193
Retail (0.5%)
Home Depot, Inc. (The) (USD), 4.88%, 02/15/2044	130,000	134,340
Lowe’s Cos., Inc. (USD), 5.00%, 09/15/2043	115,000	119,590
Wal-Mart Stores, Inc. (USD), 2.55%, 04/11/2023	260,000	244,031
		497,961
Software (0.3%)
Oracle Corp. (USD), 2.50%, 10/15/2022	260,000	243,744
Transportation (0.2%)
Burlington Northern Santa Fe LLC (USD), 5.15%, 09/01/2043	170,000	175,049
Trucking & Leasing (0.8%)
Penske Truck Leasing Co. LP
(USD), 2.50%, 03/15/2016 (a)	280,000	286,166
(USD), 3.75%, 05/11/2017 (a)	300,000	314,915
(USD), 2.88%, 07/17/2018 (a)	135,000	135,789
		736,870
		22,872,102
Total Corporate Bonds		29,253,840
MUNICIPAL BONDS (3.0%)
UNITED STATES (3.0%)
CALIFORNIA (0.9%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 04/01/2030	290,000	344,862
San Diego County California Regional Transportation Commission Revenue Bonds (Build America Bonds) (USD), 5.91%, 04/01/2048	255,000	300,056
Southern California Public Power Authority (Build America Bonds) (USD), 5.94%, 07/01/2040	165,000	174,105
		819,023

See accompanying notes to financial statements.

2013 Annual Report

21

Statement of Investments (continued)

October 31, 2013

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
GEORGIA (0.4%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	$370,000	$389,906
ILLINOIS (0.3%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	305,000	322,919
KENTUCKY (0.4%)
County of Carroll Pollution Control Revenue Bonds (Utilities Company Project), Series C (USD), 0.30%, 10/01/2032	425,000	384,414
NEW HAMPSHIRE (0.5%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A (USD), 0.34%, 10/01/2033	550,000	472,580
NEW YORK (0.2%)
Port Authority of New York & New Jersey Revenue Bonds (USD), 6.04%, 12/01/2029	145,000	170,752
OHIO (0.3%)
JobsOhio Beverage System Revenue Bonds, Series B (USD), 4.53%, 01/01/2035	290,000	274,714
		2,834,308
Total Municipal Bonds		2,834,308
U.S. AGENCIES (32.6%)
UNITED STATES (32.6%)
Federal Home Loan Mortgage Corp.
Series 4097, Class VA (USD), 3.50%, 08/15/2025	561,220	592,267
Pool # G14583 (USD), 3.00%, 10/01/2027	252,071	261,457
Series 4097, Class GT (USD), 3.00%, 10/15/2031	273,642	281,262
Series 4214, Class BA (USD), 3.00%, 12/15/2031	388,217	401,644
Pool # C91442 (USD), 3.50%, 04/01/2032	281,067	293,652
Pool # C91482 (USD), 3.50%, 07/01/2032	272,149	282,725
Pool # G08028 (USD), 6.00%, 12/01/2034	83,926	92,837
Pool # G06788 (USD), 5.50%, 10/01/2035	145,840	159,335
Pool # A60299 (USD), 6.50%, 05/01/2037	508,624	561,263
Series 4134, Class WA (USD), 3.50%, 04/15/2038	480,279	504,832
Pool # A81046 (USD), 6.00%, 08/01/2038	39,355	42,867
Series 4223, Class DG (USD), 3.00%, 12/15/2038	375,425	387,747
Series 4183, Class AP (USD), 3.00%, 04/15/2039	462,719	472,681
Series 3864, Class AB (USD), 4.00%, 06/15/2039	226,865	242,421
Series 3895, Class AM (USD), 5.00%, 08/15/2039	238,617	259,919
Pool # G07075 (USD), 5.50%, 05/01/2040	154,121	167,114
Pool # A94066 (USD), 4.50%, 09/01/2040	242,326	262,622
Pool # A94362 (USD), 4.00%, 10/01/2040	398,143	419,022
Pool # 1B7798 (USD), 3.00%, 12/01/2040 (b)	479,569	503,421
Pool # A97345 (USD), 4.50%, 03/01/2041	203,175	218,652
Series 4098, Class HA (USD), 2.00%, 05/15/2041	274,423	265,083
Pool # Q02410 (USD), 5.00%, 07/01/2041	222,714	244,339
Pool # G06895 (USD), 4.50%, 11/01/2041	336,591	361,599
Series 4139, Class PA (USD), 2.50%, 11/15/2041	408,909	406,045
Series 4128, Class PK (USD), 2.25%, 03/15/2042	322,869	314,038
Pool # 2B1384 (USD), 2.48%, 05/01/2043 (b)	368,534	369,663
Pool # 849092 (USD), 2.27%, 07/01/2043 (b)	365,375	371,908
Pool # 849053 (USD), 2.29%, 08/01/2043 (b)	367,502	373,694
(USD), 2.31%, 08/01/2043 (b)	284,408	289,261
Pool # 2B1545 (USD), 2.51%, 08/01/2043 (b)	361,126	361,428
(USD), 2.24%, 10/01/2043 (b)	205,000	210,741
Federal National Mortgage Association
Series 2012-38, Class VK (USD), 4.00%, 02/25/2025	221,112	239,817
Series 2012-86, Class VC (USD), 3.50%, 08/25/2025	442,554	467,514
Pool # AK6972 (USD), 3.50%, 03/01/2027	237,057	250,651
Pool # AO3007 (USD), 3.50%, 05/01/2027	238,404	254,216
Pool # AP5191 (USD), 3.00%, 09/01/2027	257,142	267,485
Series 2013-74, Class DG (USD), 3.50%, 03/25/2028	397,611	423,627
Series 2012-120, Class DH (USD), 2.50%, 03/25/2031	388,693	395,793
Series 2012-84, Class QG (USD), 3.00%, 09/25/2031	387,077	398,524
Pool # AB5959 (USD), 3.00%, 08/01/2032	224,322	226,415
Pool # AP2109 (USD), 4.00%, 08/01/2032	274,071	290,383
Pool # AB6959 (USD), 3.00%, 11/01/2032	348,131	351,937
Series 2012-137, Class WP (USD), 4.50%, 12/25/2032	297,020	320,229
Series 2013-31, Class ET (USD), 4.00%, 01/25/2033	286,638	302,681
Series 2012-147, Class WN (USD), 4.50%, 01/25/2033	570,570	633,688
Series 2013-16, Class GP (USD), 3.00%, 03/25/2033	210,000	216,505
Series 2013-17, Class YM (USD), 4.00%, 03/25/2033	367,221	387,222
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	350,257	369,246
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	367,930	385,874
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	278,108	293,261
Pool # 555424 (USD), 5.50%, 05/01/2033	239,640	261,923
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	353,146	358,158
Series 2013-57, Class DK (USD), 3.50%, 06/25/2033	378,876	383,997
Pool # MA1527 (USD), 3.00%, 08/01/2033	355,712	359,053
(USD), 3.50%, 09/01/2033	348,085	362,233
(USD), 3.50%, 09/01/2033	292,702	303,916
Pool # AU5902 (USD), 3.50%, 09/01/2033	262,904	273,668
Pool # 357632 (USD), 5.50%, 10/01/2034	107,482	117,275
Pool # 190354 (USD), 5.50%, 12/01/2034	252,483	275,427

See accompanying notes to financial statements.

Annual Report 2013

22

Statement of Investments (concluded)

October 31, 2013

Aberdeen Core Fixed Income Fund

	Shares or Principal Amount	Value
(USD), 5.00%, 05/01/2035	$329,345	$357,792
Series 2013-110, Class QH (USD), 3.50%, 02/25/2037	560,000	589,400
Series 2013-74, Class HB (USD), 3.50%, 02/25/2037	408,780	431,370
Pool # 889050 (USD), 6.00%, 05/01/2037	463,579	513,432
Pool # AL2627 (USD), 5.00%, 07/01/2037	312,583	340,633
Pool # 995050 (USD), 6.00%, 09/01/2037	113,923	124,969
Pool # 995049 (USD), 5.50%, 02/01/2038	137,677	150,145
Pool # 929187 (USD), 5.50%, 03/01/2038	293,041	320,140
Pool # AD0206 (USD), 5.50%, 09/01/2039	210,116	231,495
Pool # AC8518 (USD), 5.00%, 12/01/2039	241,932	264,435
Pool # AL0798 (USD), 4.50%, 10/01/2040	354,356	382,411
Series 2011-2, Class PL (USD), 4.00%, 02/25/2041	320,000	326,804
Pool # AI0108 (USD), 5.00%, 04/01/2041	325,568	359,499
Series 2012-67, Class KA (USD), 3.50%, 05/25/2041	445,439	471,392
Pool # AI5595 (USD), 5.00%, 07/01/2041	238,047	260,596
Pool # 890362 (USD), 4.50%, 08/01/2041	307,366	334,211
Pool # AL0933 (USD), 5.00%, 10/01/2041	294,085	321,774
Pool # AK2818 (USD), 4.50%, 01/01/2042	155,635	167,401
Series 2013-13, Class PH (USD), 2.50%, 04/25/2042	416,160	415,007
Pool # AO9937 (USD), 4.50%, 07/01/2042	434,544	468,807
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	455,093	478,967
Series 2013-12, Class UA (USD), 2.50%, 09/25/2042	556,236	550,757
Pool # AB6935 (USD), 3.50%, 11/01/2042	305,167	313,925
Series 2013-2, Class NP (USD), 2.00%, 02/25/2043	369,895	360,557
Pool # MA1373 (USD), 3.50%, 03/01/2043	470,312	476,926
Series 2013-22, Class JP (USD), 3.50%, 03/25/2043	358,273	372,393
Series 2013-65, Class PM (USD), 2.50%, 05/25/2043	395,741	393,337
Pool # AL3845 (USD), 2.45%, 07/01/2043 (b)	505,509	509,405
Pool # AU4209 (USD), 2.32%, 08/01/2043 (b)	455,605	462,408
Pool # AT1150 (USD), 2.86%, 09/01/2043 (b)	360,816	367,851
TBA (USD), 4.00%, 11/01/2043	925,000	971,684
Government National Mortgage Association, Pool # 783356 (USD), 6.00%, 06/20/2041	78,823	86,613
		31,322,793
Total U.S. Agencies		31,322,793
U.S. TREASURIES (9.9%)
UNITED STATES (9.9%)
U.S. Treasury Bond (USD), 2.88%, 05/15/2043	3,521,000	3,020,909
U.S. Treasury Notes (USD), 2.25%, 05/31/2014 (d)	50,000	50,617
(USD), 0.63%, 10/15/2016	1,724,000	1,726,964
(USD), 1.38%, 09/30/2018	3,237,000	3,249,896
(USD), 2.50%, 08/15/2023	1,431,000	1,425,634
		9,474,020
Total U.S. Treasuries		9,474,020
REPURCHASE AGREEMENT (2.4%)
UNITED STATES (2.4%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $2,316,000, collateralized by a U.S. Treasury Note, maturing 04/15/2016; market value of $2,363,125	2,316,000	2,316,000
Total Repurchase Agreement		2,316,000
Total Investments (Cost $97,477,933) (e)—101.7%		97,638,918

Liabilities in excess of other assets—(1.7)%		(1,587,890)
Net Assets—100.0%		$96,051,028

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

At October 31, 2013, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Depreciation
United States Treasury Bond 6%-30 year	UBS	(3)	12/19/2013	$(12,804)

See accompanying notes to financial statements.

2013 Annual Report

23

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Class A shares at net asset value net of fees) returned -2.43% for the 12-month period ended October 31, 2013, versus -2.30% for its benchmark, the JPMorgan EMBI Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Debt Hard Currency Funds (consisting of 90 funds) was -1.69% for the period.

Emerging market debt, as measured by the JPMorgan EMBI Global Diversified Index, posted a loss of 2.30% for the reporting period, with the average spread versus comparable-duration1 U.S. Treasuries widening to +314 basis points to yield 5.55%. The Middle East was the only region to post gains over the period. In terms of countries, Belize, Argentina and Pakistan were the top performers. Uruguay posted the greatest losses, with Peru and Panama also seeing particularly weak performance.

Investor risk appetite took a breather at the beginning of 2013 following a surprise Italian parliamentary election result in February and the news of a Cyprus fiscal bailout at the end of March. Poor employment figures in the U.S., however, caused U.S. Treasury yields to fall sharply in April, providing support for emerging market spread products.2

Increased rhetoric from the U.S. Federal Reserve (Fed) in May and June regarding the “tapering” of its quantitative easing program towards the end of 2013 had a negative impact on emerging market debt. The announcements were motivated by increasingly positive signs of economic recovery in the U.S. Consequently, Treasury yields rose, causing a downturn in emerging market debt. Market concerns over a reversal in fund flows into the asset class, as well as a higher cost of financing for emerging market countries, led to a significant re-pricing across all segments of the asset class.

There generally was some respite from negative sentiment in July, although a downbeat tone returned to emerging markets in August as investors refocused their attention on the state of the U.S. economy and its effect on the Fed’s monetary policy stance. Events in Syria also had a marked impact on sentiment after a chemical weapons attack on civilians was blamed on pro-Assad forces and the prospect of a U.S. military strike on Syria emerged.

Emerging markets were treated to an unexpected, positive surprise in the middle of September when the U.S. Federal Open Market Committee (FOMC) decided not to begin tapering its asset purchases given that the Fed remained unconvinced by the scale of the economic recovery in the U.S. The post-Fed “no tapering” of easy monetary policy announcement resulted in a strong two-day rally as investors, in our view, deemed that an equilibrium level had been reached and that value had now returned to emerging market assets.

October saw the market interpret the Fed’s latest meeting minutes as more hawkish than expected and consequently led to investors pushing back their expectations for the Fed to start tapering to the first quarter of 2014, with March the most likely date. The “risk-on”3 reaction to a perceived delay in U.S. monetary policy tightening benefited both emerging market bonds and currencies.

Within the Fund’s hard currency-denominated holdings, overweight positions relative to the benchmark JPMorgan EMBI Global Diversified Index in Romania, Ivory Coast and Pakistan were the main contributors to performance, while underweight positions in Uruguay, Peru and Panama also had a positive impact.

Fund performance was hindered by an overweight position in Honduras, as well as underweights in Argentina and Lebanon.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

During the reporting period, we reduced the Fund’s duration by selling long-dated bonds of Qatar and buying short-dated U.S. Treasuries. We continued to reduce the Fund’s Argentina position while also taking profits on part of our Venezuela holding which had outperformed. Towards the end of the period, we added to the Fund’s duration by purchasing the longer-maturity bond of Pemex, the Mexican state-owned oil company. We also took profits on our Pakistan holdings and participated in the offering of the inaugural Eurobond from Honduras. In currency terms, we reduced the Korean won position which had been a substantial outperformer versus the overall market. We also removed the Fund’s Malaysian ringgit, South African rand and Peruvian sol exposure. Conversely, we added to the Fund’s Mexican peso exposure and initiated a position in the Philippine peso.

We have begun to see what we view as some positive signs of adjustments from most of the “CADavers”—those countries which are reliant on portfolio flows to finance their current account deficits (i.e., Indonesia, India, South Africa, and Turkey). We believe that the market will continue to differentiate between those policymakers who are actively looking to put their economy on sounder footing and those that still believe in a high-growth economic model. In our opinion, improving trade data, and some positive policy responses in countries such as Brazil, India and, to a lesser extent, Indonesia, is an encouraging start. On top of this, we feel that renewed signs of inflows into emerging markets will provide some support for the asset class. The market will also be watching the third Plenary Session4 of China’s Community Party, which is being held in November, as we think this should provide some guidance on the direction that the leadership is looking to take the country over the medium term.

Annual Report 2013

24

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	Spread products are any taxable bonds other than U.S. Treasury securities.
3	A “risk on” environment occurs during periods when risk is perceived as low, as investors have the tendency to gravitate toward higher-risk investments.
4	The Third Plenary Session of the 11th CPC Central Committee in 1978 marked the beginning of the era of China’s reform and “opening up” policy.

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in Interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss. Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Annual Report

25

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For period ended October 31, 2013)		Inception[1]
Class A	w/o SC	(2.43%	)
	w/SC2	(6.55%	)
Class C	w/o SC	(3.20%	)
	w/SC3	(4.05%	)
Class R4	w/o SC	(2.66%	)
Institutional Service Class[4]	w/o SC	(2.11%	)
Institutional Class[4]	w/o SC	(2.21%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the since inception return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2013

26

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan EMBI Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of US dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Government Bonds	73.0%
Repurchase Agreement	11.4%
Corporate Bonds	11.2%
Government Agencies	1.6%
Other assets in excess of liabilities	2.8%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	6.2%
Oil, Gas & Consumable Fuels	1.6%
Coal	1.1%
Real Estate Management & Development	1.1%
Engineering & Construction	1.0%
Electric Utilities	0.2%
Other	88.8%
100.0%
Top Holdings*
Russian Foreign Bond – Eurobond 03/31/2030	5.2%
Emirate of Dubai Government International Bonds 10/05/2020	5.1%
Mexico Government International Bond 01/11/2040	3.7%
Republic of Serbia 09/28/2021	3.6%
South Africa Government International Bond 05/30/2022	3.6%
Brazil Notas do Tesouro Nacional Series F, Series NTNF 01/01/2017	3.4%
Russian Federal Bond – OFZ, Series 6208 02/27/2019	3.3%
Mexico Fixed Rate Bonds, Series M10 12/17/2015	3.2%
Turkey Government International Bond 09/26/2022	3.2%
Lithuania Government International Bond 02/01/2022	3.0%
Other	62.7%
100.0%

Top Countries
Brazil	15.2%
United States	11.4%
Russia	10.4%
Mexico	10.3%
United Arab Emirates	5.1%
Serbia	3.6%
South Africa	3.6%
Turkey	3.2%
Lithuania	3.0%
Romania	2.5%
Other	31.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

27

Statement of Investments

October 31, 2013

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (11.2%)
BRAZIL (7.7%)
Commercial Banks (5.1%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$170,000	$73,230
Caixa Economica Federal
(USD), 2.38%, 11/06/2017 (a)	290,000	275,500
(USD), 4.50%, 10/03/2018 (a)	150,000	150,750
		499,480
Engineering & Construction (1.0%)
Odebrecht Finance Ltd. (USD), 7.50%, 09/14/2015 (a)(b)	100,000	100,000
Oil, Gas & Consumable Fuels (1.6%)
Petrobras International Finance Co. — Pifco
(USD), 7.88%, 03/15/2019	44,000	51,249
(USD), 5.75%, 01/20/2020	17,000	17,956
(USD), 6.88%, 01/20/2040	80,000	80,073
		149,278
		748,758
CHILE (0.2%)
Electric Utilities (0.2%)
AES Gener SA (USD), 5.25%, 08/15/2021 (a)	20,000	20,287
CHINA (1.1%)
Real Estate Management & Development (1.1%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	100,000	105,691
INDONESIA (1.1%)
Coal (1.1%)
Adaro Indonesia PT (USD), 7.63%, 10/22/2019 (a)	100,000	105,750
RUSSIA (1.1%)
Commercial Banks (1.1%)
Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD), 7.88%, 09/25/2017 (a)	100,000	112,124
Total Corporate Bonds		1,092,610
GOVERNMENT BONDS (73.0%)
BRAZIL (7.5%)
Brazil Notas do Tesouro Nacional Series F, Series NTNF (BRL), 10.00%, 01/01/2017	780,000	335,238
Brazilian Government International Bond
(BRL), 12.50%, 01/05/2022	250,000	128,895
(USD), 7.13%, 01/20/2037	226,000	271,200
		735,333
CROATIA (1.3%)
Croatia Government International Bond (USD), 6.63%, 07/14/2020 (a)	120,000	129,600
DOMINICAN REPUBLIC (1.7%)
Dominican Republic International Bond (USD), 7.50%, 05/06/2021 (a)	150,000	165,975
EL SALVADOR (0.6%)
El Salvador Government International Bond (USD), 8.25%, 04/10/2032 (a)	$50,000	$57,000
GEORGIA (2.2%)
Georgia Government International Bond (USD), 6.88%, 04/12/2021 (a)	200,000	217,750
HONDURAS (1.8%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)	200,000	178,000
HUNGARY (2.1%)
Hungary Government International Bond
(USD), 4.13%, 02/19/2018	160,000	161,600
(USD), 6.38%, 03/29/2021	40,000	43,450
		205,050
INDONESIA (1.2%)
Indonesia Government International Bond (USD), 6.88%, 01/17/2018 (a)	100,000	113,500
IVORY COAST (1.0%)
Ivory Coast Government International Bond (USD), 5.75%, 12/31/2032 (a)(c)	110,000	99,022
LATVIA (1.9%)
Republic of Latvia (USD), 2.75%, 01/12/2020 (a)	200,000	191,250
LITHUANIA (3.0%)
Lithuania Government International Bond (USD), 6.63%, 02/01/2022 (a)	250,000	296,875
MEXICO (8.7%)
Mexico Fixed Rate Bonds
Series M10 (MXN), 8.00%, 12/17/2015	3,800,000	314,868
Series M10 (MXN), 8.50%, 12/13/2018	450,000	39,659
Series M (MXN), 7.75%, 11/13/2042	1,000,000	80,301
Mexico Government International Bond
(USD), 4.00%, 10/02/2023	56,000	56,868
(USD), 6.05%, 01/11/2040	320,000	362,400
		854,096
MONGOLIA (1.8%)
Mongolia Government International Bond (USD), 5.13%, 12/05/2022 (a)	200,000	176,600
PANAMA (0.5%)
Panama Government International Bond (USD), 6.70%, 01/26/2036	40,000	47,300
PERU (1.8%)
Peru Government Bond (PEN), 7.84%, 08/12/2020	350,000	146,839
Peruvian Government International Bond (PEN), 7.84%, 08/12/2020 (a)	60,000	25,172
		172,011
PHILIPPINES (1.0%)
Philippine Government International Bond (USD), 9.38%, 01/18/2017	80,000	98,400

See accompanying notes to financial statements.

Annual Report 2013

28

Statement of Investments (continued)

October 31, 2013

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value
QATAR (1.2%)
Qatar Government International Bond (USD), 6.40%, 01/20/2040 (a)	$100,000	$117,250
ROMANIA (2.5%)
Romanian Government International Bond (USD), 6.75%, 02/07/2022 (a)	210,000	242,550
RUSSIA (9.3%)
Russian Federal Bond — OFZ
Series 6208 (RUB), 7.50%, 02/27/2019	10,000,000	323,036
Series 6211 (RUB), 7.00%, 01/25/2023	2,400,000	74,461
Russian Foreign Bond — Eurobond (USD), 7.50%, 03/31/2030 (a)(c)	429,000	510,531
		908,028
SERBIA (3.6%)
Republic of Serbia (USD), 7.25%, 09/28/2021 (a)	340,000	353,600
SOUTH AFRICA (3.6%)
South Africa Government International Bond (USD), 5.88%, 05/30/2022	320,000	350,400
TURKEY (3.2%)
Turkey Government International Bond (USD), 6.25%, 09/26/2022	280,000	308,700
UKRAINE (2.0%)
Ukraine Government International Bond (USD), 9.25%, 07/24/2017 (a)	200,000	191,250
UNITED ARAB EMIRATES (5.1%)
Emirate of Dubai Government International Bonds (USD), EMTN, 7.75%, 10/05/2020 (a)	420,000	500,850
URUGUAY (1.5%)
Uruguay Government International Bond
(UYU), 4.25%, 04/05/2027 (d)	2,527,425	125,389
PIK (USD), 7.88%, 01/15/2033	10,000	13,085
(USD), 7.63%, 03/21/2036	10,000	12,825
		151,299
VENEZUELA (1.8%)
Venezuela Government International Bond (USD), 12.75%, 08/23/2022 (a)	171,000	172,282
VIETNAM (1.1%)
Vietnam Government International Bond (USD), 6.88%, 01/15/2016 (a)	100,000	108,000
Total Government Bonds		7,141,971
GOVERNMENT AGENCIES (1.6%)
MEXICO (1.6%)
Petroleos Mexicanos
(USD), 5.50%, 01/21/2021	40,000	43,600
(USD), 6.50%, 06/02/2041	110,000	117,150
		160,750
Total Government Agencies		160,750
REPURCHASE AGREEMENT (11.4%)
UNITED STATES (11.4%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $1,115,000, collateralized by U.S. Treasury Note, maturing 11/15/2022; total market value of $1,141,938	1,115,000	1,115,000
Total Repurchase Agreement		1,115,000
Total Investments (Cost $9,977,972) (e)—97.2%		9,510,331

Other assets in excess of liabilities—2.8%		270,217
Net Assets—100.0%		$9,780,548

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(d)	Inflation linked security.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
EMTN	Euro Medium Term Note
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PIK	Payment In Kind
RUB	New Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso

See accompanying notes to financial statements.

2013 Annual Report

29

Statement of Investments (concluded)

October 31, 2013

Aberdeen Emerging Markets Debt Fund

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Indian Rupee/United States Dollar
12/05/2013	UBS	INR	17,455,000	USD	251,375	$282,101	$30,726

Malaysian Ringgit/United States Dollar
12/05/2013	Deutsche Bank	MYR	272,000	USD	84,710	86,012	1,302

Philippine Peso/United States Dollar
12/05/2013	Barclays Bank	PHP	8,320,000	USD	194,057	192,772	(1,285)

South Korean Won/United States Dollar
12/05/2013	UBS	KRW	331,847,000	USD	296,650	312,463	15,813
						$873,348	$46,556

Sale Contracts Settlement Date	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
12/05/2013	UBS	USD	432,573	BRL	1,041,000	$461,341	$(28,768)

United States Dollar/Malaysian Ringgit
12/05/2013	UBS	USD	81,957	MYR	272,000	86,012	(4,055)

United States Dollar/Mexican Peso
01/16/2014	Goldman Sachs	USD	58,222	MXN	763,000	58,154	68

United States Dollar/New Russian Ruble
12/05/2013	UBS	USD	376,250	RUB	12,707,000	394,159	(17,909)

United States Dollar/Peruvian Nouveau Sol
12/05/2013	UBS	USD	168,996	PEN	480,000	172,476	(3,480)

United States Dollar/South Korean Won
12/05/2013	JPMorgan Chase	USD	192,793	KRW	205,122,000	193,140	(347)
12/05/2013	Royal Bank of Scotland	USD	114,616	KRW	126,725,000	119,323	(4,707)
						$1,484,605	$(59,198)

See accompanying notes to financial statements.

Annual Report 2013

30

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Class A shares at net asset value net of fees) returned -3.77% for the 12-month period ended October 31, 2013, versus -1.60% for its benchmark, the JP Morgan GBI-EM Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Debt Local Currency Funds (consisting of 90 funds) was -2.58% for the period.

Emerging market debt performance was mixed over the reporting period. Nigeria posted the largest gains, while Hungary and Poland also recorded positive returns. Indonesia was the worst-performing country, followed by South Africa and Peru. In terms of currencies, the Romanian leu and Bulgarian lev posted the strongest returns, while the Argentine peso was the weakest performer.

Investor risk appetite took a breather at the beginning of 2013 following a surprise Italian parliamentary election result in February and the news of a Cyprus fiscal bailout at the end of March. Poor employment figures in the U.S., however, caused U.S. Treasury yields to fall sharply in April, providing support for emerging market spread products.2

Increased rhetoric from the U.S. Federal Reserve (Fed) in May and June regarding the “tapering” of its quantitative easing program towards the end of 2013 had a negative impact on emerging market debt. The announcements were motivated by increasingly positive signs of economic recovery in the U.S. Consequently, Treasury yields rose, causing a downturn in emerging market debt. Market concerns over a reversal in fund flows into the asset class, as well as a higher cost of financing for emerging market countries, led to a significant re-pricing across all segments of the asset class.

There generally was some respite from negative sentiment in July, although a downbeat tone returned to emerging markets in August as investors refocused their attention on the state of the U.S. economy and its effect on the Fed’s monetary policy stance. Events in Syria also had a marked impact on sentiment after a chemical weapons attack on civilians was blamed on pro-Assad forces and the prospect of a U.S. military strike on Syria emerged.

Emerging markets were treated to an unexpected, positive surprise in the middle of September when the U.S. Federal Open Market Committee (FOMC) decided not to begin tapering its asset purchases given that the Fed remained unconvinced by the scale of the economic recovery in the U.S. The post-Fed “no tapering” of easy monetary policy announcement resulted in a strong two-day rally as investors, in our view, deemed that an equilibrium level had been reached and that value had now returned to emerging market assets.

October saw the market interpret the Fed’s latest meeting minutes as more hawkish than expected and consequently led to investors pushing back their expectations for the Fed to start tapering to the first quarter of 2014, with March the most likely date. The “risk-on”3 reaction to a perceived delay in U.S. monetary policy tightening benefited both emerging market bonds and currencies.

Fund performance for the reporting period benefited mainly from overweight positions relative to the benchmark JP Morgan GBI-EM Global Diversified Index in Nigeria and Russia, along with its exposure to the South Korean won, which is not represented in the Index.

The primary detractors from Fund performance were underweight positions in Hungarian and Romanian bonds and currency, as well as the overall positioning in Brazil.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

During the reporting period, we initially increased the Fund’s duration in South Africa before taking profits in early 2013. Regarding the Fund’s holdings in Mexico, we focused on the belly of the yield curve.4 We added to the Fund’s duration in Brazil and Mexico by switching into longer-dated bonds. We later moved the Fund from an underweight to a neutral position relative to the benchmark JP Morgan GBI-EM Global Diversified Index in Peruvian bonds and increased the exposure to Russian bonds. Towards the end of the period, we increased the holding in Polish bonds to target a neutral duration position against the benchmark. We also added to the Indonesian and Brazilian holdings and reduced the Fund’s underweight in Turkey by adding inflation-linked bonds.5 In the currency space, we added to the positions in the Indian rupee, which is not represented in the Index, as well as the Colombian peso and Philippine peso, while reducing the Fund’s exposure to the South Korean won, Turkish lira and South African rand.

We have begun to see what we view as some positive signs of adjustments from most of the “CADavers”—those countries which are reliant on portfolio flows to finance their current account deficits (i.e., Indonesia, India, South Africa, and Turkey). We believe that the market will continue to differentiate between those policymakers who are actively looking to put their economy on sounder footing and those that still believe in a high-growth economic model. In our opinion, improving trade data, and some positive policy responses in countries such as Brazil, India and, to a lesser extent, Indonesia, is an encouraging start. On top of this, we feel that renewed signs of inflows into emerging markets will provide some support for the asset class. The market will also be watching the third Plenary Session6 of China’s Community Party, which is being held in November, as we think this should provide some guidance on the direction that the leadership is looking to take the country over the medium term.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	Spread products are any taxable bonds other than U.S. Treasury securities.
3	A “risk on” environment occurs during periods when risk is perceived as low, as investors have the tendency to gravitate toward higher-risk investments.
4	The belly of the yield curve comprises bonds with intermediate-term maturities, generally between three and seven years.
5	Inflation-linked bonds guarantee a return higher than the rate of inflation if held to maturity. Inflation-indexed bonds link their capital appreciation or coupon payments to inflation rates.
6	The Third Plenary Session of the 11th CPC Central Committee in 1978 marked the beginning of the era of China’s reform and “opening up” policy.

2013 Annual Report

31

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss. Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

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32

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)		1 Yr.		Inception[1]
Class A	w/o SC	(3.77%	)	(1.11%	)
	w/SC2	(7.87%	)	(2.79%	)
Class C	w/o SC	(4.38%	)	(1.84%	)
	w/SC3	(5.32%	)	(1.84%	)
Class R4	w/o SC	(4.06%	)	(1.38%	)
Institutional Service Class[4]	w/o SC	(3.39%	)	(0.85%	)
Institutional Class[4]	w/o SC	(3.39%	)	(0.85%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2013 Annual Report

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Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect and fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI EM Global Diversified Index is an alternatively weighted index that assigns weightings among countries by limiting the weights of countries with larger debt stocks and redistributes those weights to countries with smaller weights. The index consists of local currency denominated, government debt issued in emerging markets countries including: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Nigeria, Peru, Philippines, Poland, Romania, Russia, South Africa, Thailand, and Turkey.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Government Bonds	72.5%
Corporate Bonds	9.9%
Repurchase Agreement	8.6%
Government Agencies	6.6%
Other assets in excess of liabilities	2.4%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	4.4%
Oil, Gas & Consumable Fuels	4.1%
Diversified Financial Services	1.4%
Other	90.1%
100.0%
Top Holdings*
South Africa Government Bond, Series R207 01/15/2020	5.4%
Petrobras Global Finance BV 05/20/2016	4.1%
Turkey Government Bond 06/17/2015	3.6%
Nigeria Government Bond 04/27/2017	3.3%
Russian Federal Bond – OFZ, Series 6208 02/27/2019	3.2%
Brazil Notas do Tesouro Nacional Serie F 01/01/2021	2.9%
Indonesia Treasury Bond, Series FR59 05/15/2027	2.7%
RZD Capital Ltd. 04/02/2019	2.6%
Poland Government Bond, Series 1020 10/25/2020	2.5%
Russian Federal Bond – OFZ, Series 6211 01/25/2023	2.4%
Other	67.3%
100.0%

Top Countries
Brazil	11.4%
Russia	10.9%
Mexico	10.9%
South Africa	10.6%
United States	8.6%
Indonesia	7.1%
Turkey	6.6%
Malaysia	6.2%
Thailand	6.0%
Poland	4.8%
Other	16.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

34

Statement of Investments

October 31, 2013

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (10.0%)
BRAZIL (4.5%)
Commercial Banks (4.5%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$2,665,000	$1,147,989
Banco Votorantim SA (BRL), EMTN, 6.25%, 05/16/2016 (a)(b)	2,350,000	1,152,593
		2,300,582
MALAYSIA (1.4%)
Diversified Financial Services (1.4%)
Cagamas MBS Bhd, Series 4 (MYR), 3.90%, 05/29/2017	2,300,000	731,288
NETHERLANDS (4.1%)
Oil, Gas & Consumable Fuels (4.1%)
Petrobras Global Finance BV (USD), 1.88%, 05/20/2016 (c)	2,180,000	2,174,550
Total Corporate Bonds		5,206,420
GOVERNMENT BONDS (72.4%)
BRAZIL (6.9%)
Brazil Notas do Tesouro Nacional Serie B (BRL), 6.00%, 08/15/2024 (b)	290,000	306,081
Brazil Notas do Tesouro Nacional Serie F (BRL), 10.00%, 01/01/2021	3,580,000	1,484,962
Brazilian Government International Bond
(BRL), 12.50%, 01/05/2022	1,680,000	866,173
(BRL), 10.25%, 01/10/2028	2,260,000	1,011,361
		3,668,577
COLOMBIA (0.8%)
Colombia Government International Bond (COP), 7.75%, 04/14/2021	698,000,000	421,858
HUNGARY (2.4%)
Hungary Government Bond
Series 15\C (HUF), 7.75%, 08/24/2015	199,100,000	975,489
Series 19\A (HUF), 6.50%, 06/24/2019	51,800,000	256,546
		1,232,035
INDONESIA (7.1%)
Indonesia Treasury Bond
Series FR48 (IDR), 9.00%, 09/15/2018	1,880,000,000	179,036
Series FR53 (IDR), 8.25%, 07/15/2021	2,865,000,000	264,960
Series FR43 (IDR), 10.25%, 07/15/2022	8,494,000,000	879,729
Series FR59 (IDR), 7.00%, 05/15/2027	17,119,000,000	1,412,103
Series FR54 (IDR), 9.50%, 07/15/2031	9,556,000,000	956,880
Series FR58 (IDR), 8.25%, 06/15/2032	450,000,000	40,319
		3,733,027
MALAYSIA (4.8%)
Malaysia Government Bond
Series 0210 (MYR), 4.01%, 09/15/2017	2,680,000	870,410
Series 0511 (MYR), 3.58%, 09/28/2018	1,440,000	459,911
Series 0112 (MYR), 3.42%, 08/15/2022	3,800,000	1,182,956
		2,513,277
MEXICO (9.3%)
Mexican Bonos, Series M (MXN), 6.50%, 06/10/2021	$10,250,000	$822,853
Mexico Fixed Rate Bonds
Series M10 (MXN), 7.25%, 12/15/2016	9,150,000	757,788
Series M10 (MXN), 8.50%, 12/13/2018	5,800,000	511,166
Series M (MXN), 8.00%, 06/11/2020	5,100,000	445,668
Series M20 (MXN), 7.50%, 06/03/2027	14,450,000	1,209,438
Series M30 (MXN), 8.50%, 11/18/2038	2,150,000	186,328
Series M (MXN), 7.75%, 11/13/2042	11,460,000	920,246
		4,853,487
NIGERIA (3.3%)
Nigeria Government Bond (NGN), 15.10%, 04/27/2017	257,700,000	1,745,317
PERU (1.3%)
Peruvian Government International Bond
(PEN), 5.20%, 09/12/2023 (a)	575,000	207,025
(PEN), 6.95%, 08/12/2031 (a)	1,280,000	497,460
		704,485
POLAND (4.8%)
Poland Government Bond
Series 1020 (PLN), 5.25%, 10/25/2020	3,680,000	1,292,596
Series 0429 (PLN), 5.75%, 04/25/2029	3,290,000	1,208,425
		2,501,021
RUSSIA (8.3%)
Russian Federal Bond — OFZ
Series 6208 (RUB), 7.50%, 02/27/2019	51,360,000	1,659,112
Series 6210 (RUB), 6.80%, 12/11/2019	22,909,000	713,613
Series 6211 (RUB), 7.00%, 01/25/2023	41,400,000	1,284,441
Series 6212 (RUB), 7.05%, 01/19/2028	22,710,000	679,443
		4,336,609
SOUTH AFRICA (10.6%)
Eskom Holdings Ltd., Series E170 (ZAR), 13.50%, 08/01/2021	4,500,000	587,168
South Africa Government Bond
Series 204 (ZAR), 8.00%, 12/21/2018	8,560,000	896,183
Series R207 (ZAR), 7.25%, 01/15/2020	28,100,000	2,809,958
Series R186 (ZAR), 10.50%, 12/21/2026	5,650,000	675,456
Series R209 (ZAR), 6.25%, 03/31/2036	7,350,000	548,763
		5,517,528
THAILAND (3.6%)
Thailand Government Bond
(THB), 3.25%, 06/16/2017	20,550,000	662,325
(THB), 2.80%, 10/10/2017	18,448,000	583,794
Series ILB (THB), 1.20%, 07/14/2021 (a)(b)	19,377,592	617,030
		1,863,149
TURKEY (6.6%)
Turkey Government Bond
(TRY), 10.00%, 06/17/2015	3,650,000	1,891,509
(TRY), 9.00%, 01/27/2016	790,000	405,438

See accompanying notes to financial statements.

2013 Annual Report

35

Statement of Investments (continued)

October 31, 2013

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value
Series CPI (TRY), 4.00%, 04/01/2020 (b)	$748,497	$417,696
(TRY), 9.50%, 01/12/2022	1,430,000	753,951
		3,468,594
URUGUAY (2.6%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (b)	20,657,620	1,057,459
(UYU), 4.25%, 04/05/2027 (b)	5,616,499	278,641
		1,336,100
Total Government Bonds		37,895,064
GOVERNMENT AGENCIES (6.6%)
MEXICO (1.6%)
Petroleos Mexicanos (MXN), 9.10%, 01/27/2020	9,300,000	820,350
RUSSIA (2.6%)
RZD Capital Ltd. (RUB), 8.30%, 04/02/2019 (a)	43,400,000	1,368,144
THAILAND (2.4%)
Bank of Thailand
Series 3YR (THB), 3.40%, 09/08/2014	26,200,000	847,299
Series 3YR (THB), 2.95%, 01/14/2016	12,700,000	408,666
		1,255,965
Total Government Agencies		3,444,459
REPURCHASE AGREEMENT (8.6%)
UNITED STATES (8.6%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $4,492,000, collateralized by U.S. Treasury Note, maturing 11/15/2020; total market value of $4,583,929	4,492,000	4,492,000
Total Repurchase Agreement		4,492,000
Total Investments (Cost $54,728,726) (d)—97.6%		51,037,943

Other assets in excess of liabilities—2.4%		1,265,415
Net Assets—100.0%		$52,303,358

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Inflation linked security.
(c)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
COP	Colombian Peso
EMTN	Euro Medium Term Note
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying notes to financial statements.

Annual Report 2013

36

Statement of Investments (continued)

October 31, 2013

Aberdeen Emerging Markets Debt Local Currency Fund

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Colombian Peso/United States Dollar
12/05/2013	Barclays Bank	COP	679,200,000	USD	352,831	$357,973	$5,142
12/05/2013	JPMorgan Chase	COP	1,199,139,000	USD	611,712	632,007	20,295

Hungarian Forint/United States Dollar
01/16/2014	Citibank	HUF	41,833,000	USD	190,117	191,293	1,176

Indian Rupee/United States Dollar
12/05/2013	JPMorgan Chase	INR	93,665,000	USD	1,364,820	1,513,778	148,958

Indonesian Rupiah/United States Dollar
12/05/2013	JPMorgan Chase	IDR	8,294,532,000	USD	742,221	732,187	(10,034)
12/05/2013	Royal Bank of Scotland	IDR	6,770,322,000	USD	574,974	597,639	22,665

Malaysian Ringgit/United States Dollar
12/05/2013	JPMorgan Chase	MYR	7,976,000	USD	2,407,692	2,522,180	114,488
12/05/2013	State Street	MYR	1,448,000	USD	443,224	457,888	14,664

Mexican Peso/United States Dollar
01/16/2014	Goldman Sachs	MXN	25,601,000	USD	1,953,498	1,951,233	(2,265)

New Russian Ruble/United States Dollar
12/05/2013	Citibank	RUB	15,659,000	USD	464,266	485,727	21,461

Peruvian Nouveau Sol/United States Dollar
12/05/2013	HSBC	PEN	232,000	USD	82,345	83,363	1,018

Philippine Peso/United States Dollar
12/05/2013	Barclays Bank	PHP	24,499,000	USD	571,418	567,636	(3,782)
12/05/2013	Deutsche Bank	PHP	10,490,000	USD	235,598	243,051	7,453
12/05/2013	JPMorgan Chase	PHP	28,234,000	USD	636,431	654,175	17,744

Polish Zloty/United States Dollar
01/16/2014	Deutsche Bank	PLN	193,200	USD	63,239	62,453	(786)
01/16/2014	UBS	PLN	6,575,000	USD	2,110,653	2,125,402	14,749

South Korean Won/United States Dollar
12/05/2013	Citibank	KRW	66,171,000	USD	61,334	62,306	972
12/05/2013	JPMorgan Chase	KRW	1,723,664,000	USD	1,547,215	1,622,980	75,765
						$14,863,271	$449,683

See accompanying notes to financial statements.

2013 Annual Report

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Statement of Investments (concluded)

October 31, 2013

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
12/05/2013	JPMorgan Chase	USD	463,070	BRL	1,116,000	$494,579	$(31,509)

United States Dollar/Colombian Peso
12/05/2013	Royal Bank of Scotland	USD	81,246	COP	159,655,000	84,146	(2,900)

United States Dollar/Indonesian Rupiah
12/05/2013	JPMorgan Chase	USD	1,063,016	IDR	12,501,073,000	1,103,512	(40,496)

United States Dollar/Malaysian Ringgit
12/05/2013	Citibank	USD	55,640	MYR	182,000	57,552	(1,912)
12/05/2013	Deutsche Bank	USD	204,806	MYR	681,000	215,347	(10,541)
12/05/2013	JPMorgan Chase	USD	351,857	MYR	1,146,000	362,389	(10,532)
12/05/2013	Royal Bank of Scotland	USD	321,815	MYR	1,070,000	338,357	(16,542)

United States Dollar/Mexican Peso
01/16/2014	JPMorgan Chase	USD	104,559	MXN	1,347,000	102,664	1,895

United States Dollar/New Russian Ruble
12/05/2013	Barclays Bank	USD	540,785	RUB	17,665,000	547,952	(7,167)
12/05/2013	Deutsche Bank	USD	405,897	RUB	13,285,000	412,088	(6,191)
12/05/2013	Royal Bank of Scotland	USD	153,132	RUB	5,170,000	160,368	(7,236)

United States Dollar/Peruvian Nouveau Sol
12/05/2013	Deutsche Bank	USD	97,675	PEN	273,000	98,096	(421)
12/05/2013	JPMorgan Chase	USD	615,141	PEN	1,751,000	629,177	(14,036)

United States Dollar/Philippine Peso
12/05/2013	Royal Bank of Scotland	USD	116,981	PHP	5,225,000	121,062	(4,081)

United States Dollar/South African Rand
01/16/2014	Barclays Bank	USD	472,037	ZAR	4,761,000	469,158	2,879

United States Dollar/South Korean Won
12/05/2013	JPMorgan Chase	USD	524,850	KRW	558,414,000	525,796	(946)
12/05/2013	Royal Bank of Scotland	USD	613,098	KRW	680,285,000	640,548	(27,450)
12/05/2013	UBS	USD	514,840	KRW	551,136,000	518,943	(4,103)

United States Dollar/Thai Baht
01/16/2014	JPMorgan Chase	USD	1,153,663	THB	36,300,000	1,161,070	(7,407)

United States Dollar/Turkish Lira
01/16/2014	Citibank	USD	348,826	TRY	704,000	348,259	567
						$8,391,063	$(188,129)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

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38

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Class A shares at net asset value net of fees) returned -2.26% for the 12-month period ended October 31, 2013, versus -1.54% for its benchmark, the Barclays Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Income Funds (consisting of 202 funds) was -0.37% for the period.

Over the reporting period, the yield on the benchmark U.S. 10-year Treasury bond fell in response to U.S. “fiscal cliff” negotiations in late 2012, Italian elections in February 2013, a banking crisis in Cyprus, and the massive monetary stimulus announced by the Bank of Japan (BoJ) in April. However, a significant sell-off took place over May and June as markets responded to slightly better economic data and U.S. Federal Reserve (Fed) Chairman Ben Bernanke’s suggestion of a faster pace of tapering to the size of the central bank’s asset purchase program. The Fed, however, unexpectedly decided not to start tapering its asset purchases in September on the back of weaker economic data. Consequently, tapering expectations were pushed back to first quarter of 2014. President Obama won a resounding 332 Electoral College votes to secure a second term, with split political control of the Senate and House unchanged. Progress was made in Washington over the debt ceiling with the House and the Senate passing a bill to suspend the ceiling for four months in January. The effects of the U.S. sequester officially took effect on March 1 after the political parties failed to come to agreement to prevent US$85 billion of automatic spending cuts.

The BoJ announced a huge program of monetary stimulus designed to meet its 2% inflation target in two years. The BoJ will double the monetary base by the end of 2014 and announced that the monetary base will be its main target rather than the overnight rate. The central banks also announced that Japanese government bond (JGB) purchases will accelerate to 7 trillion Japanese yen (roughly US$68.4 billion) per month and extend their average maturity, and increase exchange-traded fund and real estate investment trust purchases. Euro-area finance ministers agreed on a deal for Greece in November 2012. The deal saw the debt-to-gross domestic product (GDP) ratio falling to 124% in 2020, a figure that allows Greece to receive the overdue aid disbursements. Continued attempts by Italian politicians to form a government after parliamentary elections and negotiations with Cyprus to provide financial assistance for its banking system worried markets in March. After some tense negotiation, the Troika–European Union, European Central Bank (ECB) and International Monetary Fund (IMF) agreed to a €10 billion (approximately US$13.6 billion) loan to Cyprus. The ECB cut its benchmark interest rate by 0.25% to 0.5% and the marginal lending rate to 1.0% but maintained the deposit rate at 0% in May. The ECB announced forward rate guidance in August, indicating that the key interest rates are not expected to remain at the current low levels for an extended period of time. Eurozone1 data was mixed throughout the period, but encouragingly the Flash Composite Purchasing Managers Index (PMI)2 moved into expansionary territory.

Throughout the period the Bank of England (BoE) maintained the base rate and the size of the asset purchase facility at 0.50% and £375 billion (about US$613.8 billion), respectively. However, in April 2013, the UK Monetary Policy Committee increased the length of the Funding for Lending scheme by one year to January 2015. George Osborne, the UK Chancellor, came under increased pressure in the same month over his austerity plan after Fitch3 became the second major rating agency to strip the UK of its coveted AAA rating and the IMF began to question the on-going fiscal tightening program. Concerns over the volatile movement of short-term bond yields due to the announcement of asset purchase tapering in the U.S. led to an initial fall in government bond yields in May. Nevertheless, continuous positive survey data, explicit forward rate guidance by the BoE and the Fed’s decision not taper calmed bond markets.

Spreads in the credit markets continued to tighten during the reporting period as the hunt for yield continued before being negatively impacted by the Fed’s monetary policy tapering comments in June. Meanwhile, the EU Council agreed to proposals for a single European banking regulator in December, giving the ECB direct oversight of between 150 and 200 qualifying European banks. Spreads retracted a large part of their gains at the end of January 2013, given the heavy raft of new issuance. The credit markets eventually bounced back from June’s woes and markets saw a rally through to October, with a significant pipeline of new issues across both corporate and financial sectors, while positive sentiment continued to drive an illiquid market tighter.

Volatility in currency markets picked up considerably in January after a quiet end to 2012. A dramatic reduction in perceived Eurozone systemic risks4 led to a reversal of safe haven flows, and in combination with an increase in euro interest rates as Long Term Refinancing Operation (LTRO)5 liquidity was repaid, caused the euro to outperform versus most major global currencies. Meanwhile, the BoJ announced a series of monetary stimulus measures intended to revive the economy, resulting in weakening of the yen. The Fed’s decision not to taper caused the U.S. dollar to strengthen versus most emerging market currencies and to weaken relative to most G-10 currencies.6

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1	The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.
2	The Flash Composite Purchasing Managers Index is a composite index based on five individual indexes: Production, New Orders, Main Raw Materials Inventory, Employed Person, and Supplier Delivery Time.
3	Fitch is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).
4	Systemic risk is the risk of collapse of an entire financial system or entire market, rather than risk associated with any one individual entity, group or component of a system.
5	The ECB’s Long Term Refinancing Operation provides financing to Eurozone banks.
6	The G-10 is a group of the 10 major industrialized countries whose mission is to create a more stable world economic trading environment through monetary and fiscal policies: Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, the UK and the U.S.

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

The Fund’s relative and absolute performance for the reporting period was bolstered by an underweight exposure relative to the benchmark Barclays Global Aggregate Bond Index to government securities and an overweight to corporate bonds. Our preference for market positioning favoring Germany over the U.S. enhanced the Fund’s relative return. Germany, where the Fund has an overweight versus the benchmark, outperformed the U.S. during the annual period. Securities with subordinated structures,7 particularly in the financial sector, were also strong performers.

We added to the Fund’s duration8 over the period as we believed the global central banks’ ongoing easy monetary policy would continue to exert downward pressure on bond yields over the medium term. This positioning had a negative impact on Fund performance as bond yields rose over the period.

In terms of currency management, the Fund’s overweight allocation to the Japanese yen versus the U.S. dollar had a negative impact on the relative return as the BoJ announced a series of monetary stimulus measures to revive the economy that resulted in a weakening of the currency.

During the reporting period, we added to the Fund’s holdings in emerging markets as we believed that they represented good value following the sell-off in May and June 2013. We reduced some exposure to the credit sector later in the period given the strength and speed of the rally in corporate bonds.

Regarding the use of derivatives, we employed foreign forward exchange contracts, as well as futures contracts, in an effort to manage the Fund’s currency exposure and interest rate risk, respectively. The use of derivatives detracted from the performance of the Fund during the year ended October 31, 2013.

While momentum in the economy has slowed a little in recent months, we expect it to accelerate again as we head into 2014. For this reason, we believe that the ECB will hold off on major policy initiatives for the remainder of 2013. A cut in the refinancing rate is conceivable, but we feel that it will not change current market pricing much or have a great impact on the economy.

In terms of credit markets, with the tail risk9 of a U.S. default resolved in the short term and the political situation in Europe remaining quiet, we think that the rally in credit spreads may continue into the year–end 2013. However, we still feel that caution is warranted given the extent to which credit markets have rallied since June and the potential for volatility as the Fed commences its eventual exit from extraordinary stimulus measures. Furthermore, despite the current strong fundamentals, there has been an increase in shareholder-friendly corporate actions, which we believe may be a growing theme going forward.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

7	Securities with subordinated structures rank below other securities with regard to claims on assets or earnings.
8	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
9	Tail risk is a type of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution. Standard deviation is a calculation used to indicate the extent of deviation for a group as a whole.

Annual Report 2013

40

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(2.26%)	6.31%	4.34%
	w/SC2	(6.41%)	5.40%	3.89%
Class C	w/o SC	(3.03%)	5.52%	3.69%
	w/SC3	(4.00%)	5.52%	3.69%
Institutional Service Class[4,5]	w/o SC	(2.17%)	6.48%	4.55%
Institutional Class[4,6]	w/o SC	(1.97%)	6.59%	4.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to July 20, 2009 reflect the performance of the predecessor fund, (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Institutional Service Class performance presented reflects the performance of Common Class shares of the Predecessor Fund.
6	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Institutional Service Class Shares. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

2013 Annual Report

41

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Fixed Income Fund, the Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Government Bonds	43.7%
Corporate Bonds	35.1%
U.S. Agencies	6.6%
U.S. Treasuries	3.6%
Commercial Mortgage-Backed Securities	3.2%
Residential Mortgage-Backed Securities	1.9%
Repurchase Agreement	1.6%
Asset-Backed Securities	1.1%
Municipal Bonds	0.9%
Other assets in excess of liabilities	2.3%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	8.7%
Insurance	4.4%
Electric Utilities	3.4%
Diversified Financial Services	3.1%
Diversified Telecommunication Services	1.7%
Iron/Steel	1.3%
Oil, Gas & Consumable Fuels	1.1%
Investment Companies	1.0%
Machinery-Diversified	0.9%
Chemicals	0.9%
Other	73.5%
100.0%
Top Holdings*
Japan Government 20 Year Bond, Series 64 09/20/2023	3.7%
Japan Government 20 Year Bond, Series 112 06/20/2029	3.2%
Buoni Poliennali Del Tesoro 06/01/2018	2.1%
Netherlands Government Bond 07/15/2017	1.8%
Japan Government 5 Year Bond, Series 105 06/20/2017	1.7%
Bundesrepublik Deutschland 02/15/2023	1.6%
Canadian Government Bond 06/01/2017	1.5%
Japan Government 10 Year Bond, Series 297 12/20/2018	1.5%
Singapore Government Bond 09/01/2020	1.5%
France Government Bond OAT 10/25/2023	1.4%
Other	80.0%
100.0%

Top Countries
United States	29.6%
Japan	14.6%
United Kingdom	9.4%
France	9.0%
Netherlands	6.2%
Germany	5.4%
Italy	4.8%
Cayman Islands	4.1%
Canada	3.2%
Republic of South Korea	2.6%
Other	11.1%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

42

Statement of Investments

October 31, 2013

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (1.1%)
UNITED STATES (1.1%)
AmeriCredit Automobile Receivables Trust, Series 2013-3, Class C (USD), 2.38%, 06/10/2019	$5,000	$4,991
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (USD), 4.47%, 03/20/2043 (a)	49,625	50,737
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	48,688	52,939
Ford Credit Floorplan Master Owner Trust, Series 2013-3, Class C (USD), 1.29%, 06/15/2017	20,000	19,997
Santander Drive Auto Receivables Trust
Series 2011-1, Class D (USD), 4.01%, 02/15/2017	35,000	36,436
Series 2012-2, Class C (USD), 3.20%, 02/15/2018	9,000	9,264
Series 2013-1, Class C (USD), 1.76%, 01/15/2019	7,000	6,992
Series 2013-3, Class C (USD), 1.81%, 04/15/2019	19,000	18,733
World Financial Network Credit Card Master Trust, Series 2010-A, Class M (USD), 5.20%, 04/15/2019	45,000	47,699
		247,788
Total Asset-Backed Securities		247,788
COMMERCIAL MORTGAGE-BACKED SECURITIES (3.2%)
UNITED STATES (3.2%)
American Tower Trust I, Series 13, Class 1A (USD), 1.55%, 03/15/2043 (a)	97,000	95,138
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 2.50%, 01/14/2029 (a)(b)	100,000	100,117
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AMFL (USD), 0.84%, 06/11/2050 (a)(b)	25,000	24,106
Citigroup Commercial Mortgage Trust
Series 2005-CD1, Class AM (USD), 5.22%, 07/15/2044 (b)	10,000	10,745
Series 2006-C5, Class AM (USD), 5.46%, 10/15/2049	10,000	10,994
Series 2007-C6, Class AM (USD), 5.71%, 12/10/2049 (b)	20,000	22,191
Commercial Mortgage Pass Through Certificates
Series 2006-C7, Class AM (USD), 5.78%, 06/10/2046 (b)	20,000	21,578
Series 2007-C9, Class AM (USD), 5.65%, 12/10/2049 (b)	20,000	22,533
FREMF Mortgage Trust
Series 2012-K501, Class B (USD), 3.49%, 11/25/2046 (a)(b)	13,000	13,485
Series 2011-K10, Class B (USD), 4.60%, 11/25/2049 (a)(b)	20,000	20,290
GS Mortgage Securities Trust
Series 2007-GG10, Class A1A (USD), 5.80%, 08/10/2045 (b)	43,450	48,060
Series 2013-GC14, Class AS (USD), 4.51%, 08/10/2046 (a)	100,000	104,735
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2013-C13, Class B (USD), 4.19%, 01/15/2046 (b)	10,000	9,931
Series 2007-LD11, Class ASB (USD), 5.81%, 06/15/2049 (b)	33,560	35,979
MASTR Alternative Loans Trust
Series 2004-8, Class 1A1 (USD), 6.50%, 09/25/2034	40,326	41,950
Series 2004-11, Class 7A1 (USD), 6.50%, 10/25/2034	14,121	14,985
Morgan Stanley BAML Trust, Series 2013-C12, Class A4 (USD), 4.26%, 10/15/2046 (b)	20,000	21,110
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM (USD), 5.34%, 11/15/2048	10,000	11,053
Wells Fargo Mortgage Backed Securities 2003-N Trust, Series 2003-N, Class 1A1 (USD), 3.86%, 12/25/2033 (b)	22,397	22,641
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class ASB (USD), 2.98%, 06/15/2046	90,000	89,812
		741,433
Total Commercial Mortgage-Backed Securities		741,433
RESIDENTIAL MORTGAGE-BACKED SECURITIES (1.9%)
UNITED STATES (1.9%)
BCAP LLC Trust
Series 2009-RR4, Class 3A1 (USD), 2.13%, 04/26/2037 (a)(b)	22,959	22,774
Series 2009-RR6, Class 3A1 (USD), 2.79%, 12/26/2037 (a)(b)	41,373	41,814
Series 2009-RR2, Class A1 (USD), 2.72%, 01/21/2038 (a)(b)	59,815	60,755
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 15A1 (USD), 6.00%, 05/27/2036 (a)	29,094	28,689
Series 2009-8R, Class 5A1 (USD), 5.61%, 05/26/2037 (a)(b)	42,688	44,674
Series 2009-2R, Class 2A5 (USD), 2.20%, 06/26/2037 (a)(b)	27,112	27,106
Series 2009-3R, Class 30A1 (USD), 4.52%, 07/27/2037 (a)(b)	27,574	27,811
Series 2009-3R, Class 28A1 (USD), 2.81%, 08/27/2037 (a)(b)	12,037	12,076
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 5.83%, 04/20/2036 (a)(b)	30,012	30,813
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	44,033	44,719
Series 2009-7, Class 14A1 (USD), 2.29%, 07/27/2037 (a)(b)	35,134	34,971
Series 2009-7, Class 17A1 (USD), 5.78%, 07/27/2037 (a)(b)	47,982	48,226
Series 2009-7, Class 1A1 (USD), 2.72%, 08/27/2037 (a)(b)	26,893	27,193
		451,621
Total Residential Mortgage-Backed Securities		451,621
CORPORATE BONDS (35.1%)
AUSTRALIA (0.8%)
Insurance (0.8%)
QBE Insurance Group Ltd. (USD), 2.40%, 05/01/2018 (a)	200,000	196,307

See accompanying notes to financial statements.

2013 Annual Report

43

Statement of Investments (continued)

October 31, 2013

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
BRAZIL (0.9%)
Commercial Banks (0.6%)
Caixa Economica Federal (USD), 4.50%, 10/03/2018 (a)	$150,000	$150,750
Oil, Gas & Consumable Fuels (0.3%)
Petrobras International Finance Co. — Pifco (USD), 7.88%, 03/15/2019	50,000	58,237
		208,987
CANADA (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Cenovus Energy, Inc. (USD), 5.20%, 09/15/2043	59,000	60,200
Petrobras International Finance Co. (USD), 6.75%, 01/27/2041	70,000	69,163
		129,363
CAYMAN ISLANDS (4.1%)
Computers & Peripherals (0.4%)
Seagate HDD Cayman (USD), 4.75%, 06/01/2023 (a)	100,000	97,250
Engineering & Construction (0.8%)
Odebrecht Finance Ltd. (USD), 7.13%, 06/26/2042 (a)	200,000	196,000
Investment Companies (1.0%)
IPIC GMTN Ltd. (USD), EMTN, 5.50%, 03/01/2022 (a)	200,000	222,000
Iron/Steel (1.0%)
Vale Overseas Ltd.
(USD), 6.25%, 01/23/2017	100,000	111,740
(USD), 4.38%, 01/11/2022	130,000	127,207
		238,947
Real Estate (0.9%)
Country Garden Holdings Co. Ltd. (USD), 7.25%, 04/04/2021 (a)	200,000	199,760
		953,957
FRANCE (6.7%)
Building Materials (0.8%)
Cie de St-Gobain (GBP), EMTN, 5.63%, 12/15/2016	100,000	177,419
Chemicals (0.9%)
SPCM SA (USD), 6.00%, 01/15/2022 (a)	200,000	207,500
Commercial Banks (3.1%)
BNP Paribas SA (EUR), EMTN, 1.50%, 03/12/2018 (a)	75,000	102,049
BPCE SA (USD), 5.70%, 10/22/2023 (a)	200,000	205,114
Societe Generale SA
(EUR), EMTN, 3.75%, 03/01/2017 (a)	100,000	146,961
(EUR), EMTN, 2.25%, 01/23/2020 (a)	100,000	137,188
Societe Generale SFH (EUR), EMTN, 3.25%, 06/06/2016 (a)	100,000	145,139
		736,451
Electric Utilities (0.4%)
Electricite de France SA (USD), 5.25%, 01/29/2023 (a)(b)(c)	100,000	98,300
Government Agency (0.6%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/2016 (b)(c)	100,000	136,047
Machinery-Diversified (0.9%)
Alstom SA (EUR), 4.13%, 02/01/2017 (a)	150,000	220,135
		1,575,852
GERMANY (0.7%)
Insurance (0.7%)
Allianz SE (EUR), 5.63%, 10/17/2042 (a)(b)	100,000	153,892
LUXEMBOURG (0.2%)
Miscellaneous Manufacturing (0.2%)
Pentair Finance SA (USD), 2.65%, 12/01/2019	50,000	48,168
NETHERLANDS (2.3%)
Commercial Banks (0.8%)
ABN AMRO Bank (USD), 2.50%, 10/30/2018 (a)	200,000	199,417
Diversified Financial Services (0.9%)
LeasePlan Corp. (USD), 3.00%, 10/23/2017 (a)	200,000	202,680
Diversified Telecommunication Services (0.6%)
Koninklijke KPN (EUR), EMTN, 4.25%, 03/01/2022 (a)	100,000	147,780
		549,877
REPUBLIC OF IRELAND (0.6%)
Insurance (0.6%)
Aquarius and Investments PLC for Zurich Insurance Co. Ltd. (EUR), EMTN, 4.25%, 10/02/2043 (a)(b)	100,000	137,693
REPUBLIC OF SOUTH KOREA (2.6%)
Commercial Banks (0.9%)
Korea Development Bank (USD), 1.00%, 01/22/2016	200,000	197,842
Electric Utilities (1.7%)
Korea Hydro & Nuclear Power Co. Ltd. (USD), 2.88%, 10/02/2018 (a)	200,000	201,312
Korea Western Power Co. Ltd. (USD), 2.88%, 10/10/2018 (a)	200,000	200,767
		402,079
		599,921
SUPRANATIONAL (0.4%)
Supranational (0.4%)
Eurofima (AUD), MTN, 6.00%, 03/30/2022	90,000	91,214
UNITED KINGDOM (4.6%)
Commercial Banks (1.7%)
Barclays Bank PLC (EUR), EMTN, 6.00%, 01/14/2021 (a)	50,000	77,468

See accompanying notes to financial statements.

Annual Report 2013

44

Statement of Investments (continued)

October 31, 2013

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Lloyds TSB Bank PLC (EUR), EMTN, 4.63%, 02/02/2017 (a)	$100,000	$150,135
Royal Bank of Scotland Group PLC (USD), 2.55%, 09/18/2015	54,000	55,306
Royal Bank of Scotland PLC (CAD), EMTN, 5.88%, 05/12/2016	106,000	109,056
		391,965
Commercial Services & Supplies (0.6%)
G4S International Finance PLC (EUR), EMTN, 2.88%, 05/02/2017 (a)	100,000	139,208
Electric Utilities (0.9%)
SSE PLC (USD), 5.63%, 10/01/2017 (a)(b)(c)	200,000	210,000
Insurance (1.2%)
Aviva PLC (EUR), EMTN, 6.88%, 05/22/2038 (b)	50,000	76,187
Scottish Widows PLC (GBP), 5.50%, 06/16/2023 (a)	100,000	164,115
Trinity Acquisition PLC (USD), 6.13%, 08/15/2043	50,000	51,165
		291,467
Oil, Gas & Consumable Fuels (0.2%)
BP Capital Markets PLC (USD), 1.38%, 05/10/2018	43,000	42,264
		1,074,904
UNITED STATES (10.7%)
Commercial Banks (1.6%)
Citigroup, Inc. (USD), 2.50%, 09/26/2018	200,000	201,737
Goldman Sachs Group, Inc. (USD), 1.44%, 04/30/2018 (b)	81,000	81,358
Northern Trust Corp. (USD), 3.95%, 10/30/2025	95,000	95,150
		378,245
Commercial Services & Supplies (0.2%)
PHH Corp. (USD), 6.38%, 08/15/2021	50,000	49,500
Distribution/Wholesale (0.2%)
Glencore Funding LLC (USD), 2.50%, 01/15/2019 (a)	50,000	48,125
Diversified Financial Services (2.2%)
ERAC USA Finance LLC (USD), 6.20%, 11/01/2016 (a)	45,000	50,924
General Electric Capital Corp. (USD), GMTN, 3.10%, 01/09/2023	90,000	86,757
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	116,218
International Lease Finance Corp.
(USD), 2.20%, 06/15/2016 (b)	35,000	35,175
(USD), 6.75%, 09/01/2016 (a)	70,000	77,787
Legg Mason, Inc. (USD), 5.50%, 05/21/2019	55,000	60,496
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	65,000	60,694
Santander Holdings USA, Inc. (USD), 3.00%, 09/24/2015	20,000	20,595
		508,646
Diversified Telecommunication Services (1.1%)
SBA Tower Trust (USD), 2.93%, 12/15/2042 (a)	75,000	77,322
T-Mobile USA, Inc. (USD), 6.84%, 04/28/2023	50,000	52,875
Verizon Communications, Inc.
(USD), 2.50%, 09/15/2016	70,000	72,639
(USD), 4.50%, 09/15/2020	50,000	54,119
		256,955
Electric Utilities (0.4%)
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/2018	35,000	36,575
Nisource Finance Corp. (USD), 5.65%, 02/01/2045	60,000	62,091
		98,666
Electronics (0.2%)
Jabil Circuit, Inc. (USD), 5.63%, 12/15/2020	40,000	42,000
Energy Equipment & Services (0.7%)
El Paso Pipeline Partners Operating Co. LLC (USD), 5.00%, 10/01/2021	30,000	31,976
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	53,808
Williams Cos., Inc. (USD), 3.70%, 01/15/2023	46,000	42,293
Williams Partners LP (USD), 7.25%, 02/01/2017	25,000	29,146
		157,223
Food Products (0.1%)
WM Wrigley Jr Co. (USD), 3.38%, 10/21/2020 (a)	25,000	25,530
Healthcare Products (0.1%)
Hospira, Inc. (USD), 5.20%, 08/12/2020	31,000	32,027
Healthcare Providers & Services (0.2%)
WellPoint, Inc. (USD), 5.10%, 01/15/2044	42,000	42,216
Information Technology Services (0.2%)
Affiliated Computer Services, Inc. (USD), 5.20%, 06/01/2015	50,000	52,946
Insurance (1.1%)
Allstate Corp. (The) (USD), 5.75%, 08/15/2053 (b)	34,000	34,765
American International Group, Inc. (USD), 4.88%, 09/15/2016	55,000	60,478
Berkshire Hathaway Finance Corp. (USD), 4.25%, 01/15/2021	100,000	108,346
ING US, Inc. (USD), 2.90%, 02/15/2018	56,000	57,151
		260,740
Iron/Steel (0.3%)
Nucor Corp. (USD), 4.00%, 08/01/2023	29,000	28,921
Steel Dynamics, Inc. (USD), 5.25%, 04/15/2023 (a)	50,000	49,500
		78,421
Lodging (0.2%)
MGM Resorts International (USD), 6.63%, 12/15/2021	50,000	53,437
Media (0.2%)
CBS Corp. (USD), 8.88%, 05/15/2019	45,000	57,789

See accompanying notes to financial statements.

2013 Annual Report

45

Statement of Investments (continued)

October 31, 2013

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Metals & Mining (0.3%)
Barrick North America Finance LLC (USD), 4.40%, 05/30/2021	$69,000	$66,275
Oil & Gas Services (0.3%)
FMC Technologies, Inc. (USD), 3.45%, 10/01/2022	65,000	61,764
Oil, Gas & Consumable Fuels (0.1%)
Rowan Cos., Inc. (USD), 7.88%, 08/01/2019	20,000	24,383
Packaging & Containers (0.1%)
Packaging Corp. of America (USD), 4.50%, 11/01/2023	20,000	20,567
Paper & Forest Products (0.2%)
Georgia-Pacific LLC (USD), 8.00%, 01/15/2024	30,000	38,985
Retail (0.4%)
Home Depot, Inc. (The) (USD), 2.25%, 09/10/2018	101,000	103,201
Trucking & Leasing (0.3%)
Penske Truck Leasing Co. LP (USD), 2.50%, 03/15/2016 (a)	60,000	61,321
		2,518,962
Total Corporate Bonds		8,239,097
MUNICIPAL BONDS (0.9%)
UNITED STATES (0.9%)
CALIFORNIA (0.1%)
Bay Area Toll Authority Revenue Bonds (Build America Bonds), Series S1 (USD), 6.79%, 04/01/2030	25,000	29,730
GEORGIA (0.2%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	55,000	57,959
ILLINOIS (0.3%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	55,000	58,231
OHIO (0.3%)
JobsOhio Beverage System Revenue Bonds, Series B (USD), 4.53%, 01/01/2035	70,000	66,310
		212,230
Total Municipal Bonds		212,230
GOVERNMENT BONDS (43.7%)
AUSTRALIA (0.5%)
Australia Government Bond, Series 120 (AUD), 6.00%, 02/15/2017	115,000	118,796
AUSTRIA (0.4%)
Austria Government Bond, Series 976 (EUR), 6.25%, 07/15/2027	50,000	97,798
BELGIUM (1.0%)
Belgium Government Bond, Series 61 (EUR), 4.25%, 09/28/2021 (a)	150,000	237,202
CANADA (2.7%)
Canadian Government Bond
(CAD), 4.00%, 06/01/2017	350,000	365,968
Series WL43 (CAD), 5.75%, 06/01/2029	210,000	277,213
		643,181
DENMARK (0.3%)
Denmark Government Bond (DKK), 4.50%, 11/15/2039	300,000	74,641
FINLAND (0.2%)
Finland Government Bond (EUR), 3.50%, 04/15/2021 (a)	30,000	46,394
FRANCE (2.3%)
France Government Bond OAT
(EUR), 4.25%, 10/25/2023	200,000	319,668
(EUR), 5.50%, 04/25/2029	30,000	54,238
(EUR), 4.75%, 04/25/2035	90,000	153,744
(EUR), 4.00%, 10/25/2038	10,000	15,440
		543,090
GERMANY (4.7%)
Bundesobligation
Series 160 (EUR), 2.75%, 04/08/2016	200,000	288,571
Series 167 (EUR), 1.00%, 10/12/2018	50,000	68,939
Bundesrepublik Deutschland
(EUR), 1.50%, 02/15/2023	275,000	370,490
Series 07 (EUR), 5.50%, 01/04/2031	144,000	279,724
Series 00 (EUR), 4.25%, 07/04/2039	60,000	106,752
		1,114,476
ITALY (4.8%)
Buoni Poliennali Del Tesoro
(EUR), 3.50%, 06/01/2018	360,000	505,115
(EUR), 5.00%, 03/01/2022	50,000	74,071
(EUR), 5.50%, 09/01/2022	180,000	274,187
(EUR), 4.50%, 03/01/2026 (a)	100,000	139,997
(EUR), 5.00%, 09/01/2040 (a)	100,000	138,368
		1,131,738
JAPAN (14.6%)
Japan Government 10 Year Bond
Series 275 (JPY), 1.40%, 12/20/2015	30,000,000	313,479
Series 297 (JPY), 1.40%, 12/20/2018	33,000,000	355,882
Series 299 (JPY), 1.30%, 03/20/2019	20,000,000	215,056
Japan Government 20 Year Bond
Series 64 (JPY), 1.90%, 09/20/2023	75,000,000	857,724
Series 112 (JPY), 2.10%, 06/20/2029	65,000,000	752,069
Japan Government 30 Year Bond
Series 10 (JPY), 1.10%, 03/20/2033	25,000,000	238,038
Series 30 (JPY), 2.30%, 03/20/2039	25,000,000	290,936

See accompanying notes to financial statements.

Annual Report 2013

46

Statement of Investments (continued)

October 31, 2013

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Japan Government 5 Year Bond, Series 105 (JPY), 0.20%, 06/20/2017	$40,000,000	$407,413
		3,430,597
NETHERLANDS (3.9%)
Netherlands Government Bond
(EUR), 3.25%, 07/15/2015 (a)	140,000	199,880
(EUR), 4.50%, 07/15/2017 (a)	270,000	418,435
(EUR), 2.25%, 07/15/2022 (a)	210,000	294,819
		913,134
POLAND (0.5%)
Poland Government Bond, Series 0415 (PLN), 5.50%, 04/25/2015	310,000	104,628
REPUBLIC OF IRELAND (0.4%)
Ireland Government Bond (EUR), 4.40%, 06/18/2019	60,000	88,522
SINGAPORE (1.5%)
Singapore Government Bond (SGD), 3.25%, 09/01/2020	400,000	354,225
SUPRANATIONAL (0.4%)
Council of Europe Development Bank (AUD), MTN, 5.63%, 12/14/2015	100,000	99,135
SWEDEN (0.7%)
Sweden Government Bond, Series 1051 (SEK), 3.75%, 08/12/2017	1,000,000	167,334
UNITED KINGDOM (4.8%)
United Kingdom Treasury Gilt
(GBP), 2.75%, 01/22/2015 (a)	190,000	313,238
(GBP), 4.50%, 03/07/2019 (a)	65,000	119,631
(GBP), 4.25%, 12/07/2027 (a)	110,000	201,088
(GBP), 4.25%, 03/07/2036 (a)	130,000	237,636
(GBP), 4.25%, 09/07/2039 (a)	75,000	137,403
(GBP), 4.25%, 12/07/2049 (a)	57,000	106,181
		1,115,177
Total Government Bonds		10,280,068
U.S. AGENCIES (6.6%)
UNITED STATES (6.6%)
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/2020	27,682	29,884
Series 4097, Class VA (USD), 3.50%, 08/15/2025	23,191	24,474
Pool # G14583 (USD), 3.00%, 10/01/2027	13,504	14,007
Pool # C91293 (USD), 5.00%, 03/01/2030	17,047	18,387
Series 4097, Class GT (USD), 3.00%, 10/15/2031	27,828	28,603
Series 4214, Class BA (USD), 3.00%, 12/15/2031	24,571	25,420
Pool # C91442 (USD), 3.50%, 04/01/2032	19,519	20,392
Series 4134, Class WA (USD), 3.50%, 04/15/2038	28,252	29,696
Series 4223, Class DG (USD), 3.00%, 12/15/2038	24,699	25,510
Series 4183, Class AP (USD), 3.00%, 04/15/2039	29,224	29,853
Series 3864, Class AB (USD), 4.00%, 06/15/2039	16,681	17,825
Series 3895, Class AM (USD), 5.00%, 08/15/2039	15,395	16,769
Series 4098, Class HA (USD), 2.00%, 05/15/2041	13,721	13,254
Pool # Q02410 (USD), 5.00%, 07/01/2041	12,606	13,830
Pool # G06895 (USD), 4.50%, 11/01/2041	21,258	22,838
Series 4139, Class PA (USD), 2.50%, 11/15/2041	23,501	23,336
Series 4128, Class PK (USD), 2.25%, 03/15/2042	18,450	17,945
Pool # 2B1384 (USD), 2.48%, 05/01/2043 (b)	19,655	19,715
Pool # 849092 (USD), 2.27%, 07/01/2043 (b)	19,750	20,103
Pool # 849053 (USD), 2.29%, 08/01/2043 (b)	19,865	20,200
Pool # 2B1545 (USD), 2.51%, 08/01/2043 (b)	19,788	19,804
Federal National Mortgage Association
Series 2012-86, Class VC (USD), 3.50%, 08/25/2025	13,830	14,610
Pool # AO3007 (USD), 3.50%, 05/01/2027	21,350	22,766
Series 2013-74, Class DG (USD), 3.50%, 03/25/2028	24,245	25,831
Series 2012-120, Class DH (USD), 2.50%, 03/25/2031	23,415	23,843
Series 2012-84, Class QG (USD), 3.00%, 09/25/2031	13,824	14,233
Pool # AB5959 (USD), 3.00%, 08/01/2032	17,946	18,113
Pool # AP2109 (USD), 4.00%, 08/01/2032	13,936	14,765
Series 2013-31, Class ET (USD), 4.00%, 01/25/2033	19,109	20,179
Series 2013-16, Class GP (USD), 3.00%, 03/25/2033	15,000	15,465
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	19,459	20,514
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	19,365	20,309
Series 2013-31, Class NL (USD), 4.00%, 04/25/2033	19,516	20,580
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	19,619	19,898
Pool # MA1527 (USD), 3.00%, 08/01/2033	44,464	44,882
Pool # AU5902 (USD), 3.50%, 09/01/2033	14,881	15,491
Pool # 891386 (USD), 5.50%, 10/01/2035	26,739	29,116
Series 2013-110, Class QH (USD), 3.50%, 02/25/2037	30,000	31,575
Series 2013-74, Class HB (USD), 3.50%, 02/25/2037	14,775	15,592
Pool # 888367 (USD), 7.00%, 03/01/2037	9,718	10,975
Pool # 889050 (USD), 6.00%, 05/01/2037	12,362	13,692
Pool # AL2627 (USD), 5.00%, 07/01/2037	15,474	16,863
Pool # 966202 (USD), 6.00%, 12/01/2037	26,849	29,343
Pool # 995049 (USD), 5.50%, 02/01/2038	10,373	11,312
Pool # 929187 (USD), 5.50%, 03/01/2038	19,352	21,141
Pool # 890149 (USD), 6.50%, 10/01/2038	14,521	16,058
Pool # 995228 (USD), 6.50%, 11/01/2038	26,589	29,469
Pool # 890101 (USD), 6.00%, 02/01/2039	6,337	6,947
Pool # AD0206 (USD), 5.50%, 09/01/2039	24,329	26,805
Pool # AL0798 (USD), 4.50%, 10/01/2040	21,919	23,654
Pool # AE8388 (USD), 4.50%, 11/01/2040	22,892	24,657
Pool # AI0108 (USD), 5.00%, 04/01/2041	19,852	21,921
Series 2012-67, Class KA (USD), 3.50%, 05/25/2041	27,553	29,158
Pool # 890362 (USD), 4.50%, 08/01/2041	26,895	29,243
Pool # AJ1422 (USD), 5.00%, 09/01/2041	39,499	43,250
Pool # AL0933 (USD), 5.00%, 10/01/2041	20,820	22,780

See accompanying notes to financial statements.

2013 Annual Report

47

Statement of Investments (continued)

October 31, 2013

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value
Pool # AK2818 (USD), 4.50%, 01/01/2042	$14,478	$15,572
Pool # AO9937 (USD), 4.50%, 07/01/2042	8,277	8,930
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	29,048	30,572
Series 2013-12, Class UA (USD), 2.50%, 09/25/2042	29,021	28,735
Pool # AB6935 (USD), 3.50%, 11/01/2042	18,779	19,318
Series 2013-2, Class NP (USD), 2.00%, 02/25/2043	24,019	23,413
Pool # MA1373 (USD), 3.50%, 03/01/2043	24,495	24,840
Series 2013-22, Class JP (USD), 3.50%, 03/25/2043	19,108	19,861
Series 2013-65, Class PM (USD), 2.50%, 05/25/2043	19,304	19,187
Pool # AL3845 (USD), 2.45%, 07/01/2043 (b)	29,736	29,965
Pool # AU4209 (USD), 2.32%, 08/01/2043 (b)	24,761	25,131
Pool # AT1150 (USD), 2.86%, 09/01/2043 (b)	19,771	20,156
TBA (USD), 4.00%, 12/01/2043	55,000	57,776
Government National Mortgage Association, Pool # 783356 (USD), 6.00%, 06/20/2041	15,765	17,323
		1,557,654
Total U.S. Agencies		1,557,654
U.S. TREASURIES (3.6%)
UNITED STATES (3.6%)
U.S. Treasury Bond
(USD), 4.50%, 02/15/2036	230,000	268,453
(USD), 2.88%, 05/15/2043	50,000	42,898
U.S. Treasury Notes
(USD), 0.25%, 07/31/2015	80,000	79,991
(USD), 0.63%, 08/15/2016	200,000	200,547
(USD), 1.50%, 08/31/2018	60,000	60,675
(USD), 1.38%, 09/30/2018	65,000	65,259
(USD), 2.50%, 08/15/2023	133,000	132,501
		850,324
Total U.S. Treasuries		850,324
REPURCHASE AGREEMENT (1.6%)
UNITED STATES (1.6%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $388,000 collateralized by U.S. Treasury Note, maturing 11/15/2022; total market value of $396,375	388,000	388,000
Total Repurchase Agreement		388,000
Total Investments (Cost $22,570,886) (d)—97.7%		22,968,215

Other assets in excess of liabilities—2.3%		539,760
Net Assets—100.0%		$23,507,975

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound Sterling
GMTN	Global Medium Term Note
JPY	Japanese Yen
KRW	South Korean Won
MTN	Medium Term Note
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust
SEK	Swedish Krona
SGD	Singapore Dollar
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar
ZAR	South African Rand

See accompanying notes to financial statements.

Annual Report 2013

48

Statement of Investments (continued)

October 31, 2013

Aberdeen Global Fixed Income Fund

At October 31, 2013, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
German Euro BOBL Futures	JPMorgan Chase	8	12/06/2013	$26,275
German Euro Schatz Futures	JPMorgan Chase	(6)	12/06/2013	(2,886)
United States Treasury Note 6%-10 year	JPMorgan Chase	3	12/19/2013	3,495
United States Treasury Note 6%-10 year	JPMorgan Chase	(8)	12/19/2013	(24,654)
United States Treasury Bond 6%-30 year	JPMorgan Chase	4	12/19/2013	19,368
United States Treasury Note 6%-5 year	JPMorgan Chase	4	12/31/2013	7,103
United States Treasury Note 6%-5 year	JPMorgan Chase	(22)	12/31/2013	(47,318)
United States Treasury Note 6%-2 year	JPMorgan Chase	(1)	12/31/2013	(252)
				$(18,869)

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Crech Koruna/United States Dollar 01/16/2014	UBS	CZK	660,000	USD	34,828	$34,749	$(79)
Danish Krone/United States Dollar 01/16/2014	UBS	DKK	129,000	USD	23,405	23,498	93
Japanese Yen/United States Dollar 01/16/2014	UBS	JPY	46,059,000	USD	466,683	468,649	1,966
Malaysian Ringgit/United States Dollar 12/05/2013	Royal Bank of Scotland	MYR	190,000	USD	57,109	60,082	2,973
Mexican Peso/United States Dollar 01/16/2014	UBS	MXN	4,045,000	USD	311,902	308,298	(3,604)
New Zealand Dollar/United States Dollar 01/16/2014	State Street	NZD	47,000	USD	39,333	38,627	(706)
Norwegian Krone/United States Dollar 01/16/2014	UBS	NOK	2,952,000	USD	489,654	494,536	4,882
South African Rand/United States Dollar 01/16/2014	State Street	ZAR	631,000	USD	62,936	62,180	(756)
South Korean Won/United States Dollar 12/05/2013	Royal Bank of Scotland	KRW	285,440,000	USD	254,922	268,767	13,845
						$1,759,386	$18,614

See accompanying notes to financial statements.

2013 Annual Report

49

Statement of Investments (concluded)

October 31, 2013

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound 01/16/2014	UBS	USD	577,521	GBP	362,000	$580,106	$(2,585)
United States Dollar/Canadian Dollar 01/16/2014	UBS	USD	98,246	CAD	102,000	97,643	603
United States Dollar/Euro 01/16/2014	UBS	USD	300,195	EUR	222,000	301,450	(1,255)
United States Dollar/Polish Zloty 01/16/2014	State Street	USD	41,980	PLN	130,000	42,023	(43)
United States Dollar/Singapore Dollar 01/16/2014	State Street	USD	250,217	SGD	311,000	250,380	(163)
United States Dollar/South Korean Won 12/05/2013	UBS	USD	11,665	KRW	12,700,000	11,958	(293)
United States Dollar/Swedish Krona 01/16/2014	State Street	USD	269,658	SEK	1,757,000	270,671	(1,013)
United States Dollar/Swiss Franc 01/16/2014	UBS	USD	36,125	CHF	33,000	36,392	(267)
						$1,590,623	$(5,016)

At October 31, 2013, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation
British Pound / Norwegian Krone 01/16/2014	JPMorgan Chase	GBP	139,456	NOK	1,321,000	$224,189	$226,365	$2,176

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Annual Report 2013

50

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Class A shares at NAV net of fees) returned -1.93% for the 12-month period ended October 31, 2013, versus the -1.72% return of its benchmark, the Barclays Municipal Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of General Municipal Debt Funds (consisting of 257 funds) was -3.13% for the period.

Early in the reporting period, the November 2012 elections saw the Democrats retain the White House as well as little change in the Congressional balance. The elections were followed by the U.S. government “fiscal cliff” debate prior to the end of the calendar year. The crisis was resolved with expiration of the tax cuts for higher income households in addition to the Social Security payroll tax holiday for all individuals. In the following months, the sequester was implemented, cutting spending across almost all governmental departments. These events provided unease and volatility in municipal bonds and broader markets at times as the political will to take action came into question, in our opinion.

In the latter half of the reporting period, the municipal market experienced somewhat higher volatility due to various credit-related headlines, investor outflows, speculation of the Federal Reserve (Fed) tapering of its quantitative easing program, and issues surrounding federal government spending. The absolute yield for AAA-rated 10-year municipals rose to 2.44% from 1.72% over the annual period. However, at the end of the period on October 31, 2013, the yield ratios of 10-year municipal bonds versus comparable-duration U.S. Treasuries stood at 96%, compared to 100% a year earlier. We feel that this still represents value in municipals, as the long-term average for 10-year ratios is less than 90%. Municipal market investor cash outflows also continued in the second half of the reporting period, although they have recently subsided from the peaks in the summer months. Offsetting the impacts of investor withdrawals, the new-issue calendar for the period was muted compared to the prior year. Total issuance was down nearly 18% year-over–year, driven largely by a sharp drop in refunding issuance.1

Notable credit-related events included issues surrounding Detroit and Puerto Rico. First, the Detroit emergency manager unveiled a restructuring plan for the city in June that was highly controversial in its treatment of secured and unsecured creditors. Following little agreement with creditors in negotiations, the city filed for Chapter 9 bankruptcy protection. The municipal market largely expected this result for some time and, therefore, no meaningful effects were felt across the market. Given the size of the bankruptcy and little existing precedent, we think that the case will be closely monitored by all municipal market participants. The general obligations and certain other credits of the Commonwealth of Puerto Rico were downgraded in March by S&P to BBB-.2 The Commonwealth has struggled with extremely sluggish economic growth, high unemployment, and a severely underfunded pension. Its legislative leaders and the governor have made efforts to calm markets with several investor meetings and calls which discussed the Commonwealth’s economic back drop and recovery plan, steps taken to address challenges to date, continuing disclosures, and legal opinions surrounding certain structures.

The Fund’s overweight to prerefunded bonds3 enhanced performance during the reporting period. Conversely, its exposure to revenue bonds detracted from performance as that sector was the largest underperforming segment of the market. Trading activity for the period sought to reduce the Fund’s interest rate risk by rotating out of longer-duration credits, particularly zero-coupon bonds.4 In the low-interest-rate environment, we have found it challenging to aggressively reduce exposure in the long end of the yield curve in a tax-efficient manner. From a credit perspective, we maintain the view that local municipal issuers will continue to face budgetary pressures from reduced state support, sluggish revenue receipts, and pension funding issues, among others.

We did not employ any derivatives in the Fund during the reporting period.

Going forward, we believe that U.S. economic growth will remain tempered with an eye on the new Fed chairman and the outlook for the central bank’s tapering of its monetary easing stance. In our view, the new chairman will be faced with the difficult task of withdrawing liquidity from the system while simultaneously keeping interest rates manageable in an effort not to derail any positive momentum for housing and the economy. While we think that negative municipal credit headlines will continue, particularly around Detroit and Puerto Rico, we continue to view further issues of credit stress to be one off in nature. In our opinion, Detroit’s path through bankruptcy could provide the market with periods of volatility as court rulings may have broad impact on the municipal market, particularly in relation to the seniority of creditor claims. Such instances of credit stress highlight the need for strong credit analysis capabilities, in our view. We believe that this expertise allows us to position the Fund to capitalize on market inefficiencies and endure volatility.

1	Refunding is the process of retiring or redeeming an outstanding bond issue at maturity by using the proceeds from a new debt issue, usually at a lower interest rate.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk.
3	A prefunded bond’s principal is held in an escrow account, generally invested in U.S. Treasury securities, ad is used to fund another callable bond for which the issuer decides to exercise its right to buy its bonds back before the scheduled maturity date.
4	A zero-coupon bonds is a debt security that does not pay interest (a coupon) but is traded at a deep discount, providing profit at maturity when the bond is redeemed for its full face value. However, the market value of the bond will fluctuate prior to maturity in response to changes in market conditions and movements in interest rates.

2013 Annual Report

51

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

52

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(1.93%)	5.54%	3.81%
	w/SC2	(6.08%)	4.62%	3.35%
Class C3	w/o SC	(2.66%)	4.79%	3.05%
	w/SC4	(3.61%)	4.79%	3.05%
Class R5	w/o SC	(2.53%)	5.75%	4.04%
Institutional Service Class[5]	w/o SC	(2.19%)	5.82%	4.08%
Institutional Class[5,6]	w/o SC	(1.67%)	5.83%	4.08%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A front-end sales charge that formerly applied to Class C shares was eliminated on April 1, 2004. Returns before that date have not been adjusted to eliminate the effect of the sales charge.
4	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. This performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
6	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

2013 Annual Report

53

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Municipal Bond Index covers the USD-denominated long-term tax exempt bond market covering four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary

Asset Allocation
Municipal Bonds	97.4%
Repurchase Agreement	2.3%
Other assets in excess of liabilities	0.3%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	6.3%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	4.4%
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund) 04/01/2020	2.7%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.6%
Indiana Toll Road Commission Revenue Bonds, Prerefunded/Escrowed to Maturity 01/01/2015	2.5%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	2.5%
University of California Revenue Bonds, Series Q 05/15/2029	2.5%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.3%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.2%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.2%
Other	69.8%
100.0%

Top States
Texas	25.4%
California	12.2%
Washington	6.4%
New York	5.9%
Massachusetts	5.7%
Pennsylvania	5.3%
Georgia	5.0%
New Jersey	3.8%
New Hampshire	3.1%
Florida	3.0%
Other	24.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

54

Statement of Investments

October 31, 2013

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
MUNICIPAL BONDS (97.4%)
Alaska (1.1%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	$1,000,000	$1,147,310
Arizona (1.1%)
City of Tempe General Obligation Unlimited Bonds, 5.00%, 07/01/2022	1,000,000	1,118,560
California (12.2%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (a)	1,000,000	558,320
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,039,290
Chula Vista Industrial Development Revenue (San Diego Gas & Electric), Series A, 1.65%, 07/01/2018	500,000	502,100
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/2025	1,000,000	1,149,040
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	568,545
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	602,635
Rancho Cucamonga Redevelopment Agency Tax Allocation Bonds (Rancho Redevelopment Project), 5.38%, 09/01/2025	500,000	500,150
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	343,062
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	504,711
State of California General Obligation Unlimited Bonds Series A, 5.00%, 07/01/2022	1,100,000	1,215,929
5.00%, 03/01/2026	2,000,000	2,137,780
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,051,470
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,553,740
		12,726,772
Colorado (0.9%)
Colorado Health Facilities Authority Revenue Bonds (Evangelical Lutheran Good Samaritan Society), 5.00%, 12/01/2042	1,000,000	925,100
Connecticut (2.0%)
City of Hartford General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, Series A, 5.00%, 08/15/2016	1,870,000	2,101,824
Florida (3.0%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	870,180
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,110,190
Escambia County, Solid Waste Disposal Revenue Bonds (Gulf Power Company Project), 1.35%, 04/01/2039 (b)	1,165,000	1,168,262
		3,148,632
Georgia (5.0%)
Appling County Development Authority Revenue Bonds (Oglethorpe Power Corporation Project), Series A, 2.40%, 01/01/2038 (b)	1,000,000	959,040
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (b)	1,000,000	1,000,000
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	585,430
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	109,612
Municipal Electric Authority of Georgia Revenue Bonds Prerefunded, Series V, 6.60%, 01/01/2018	45,000	46,632
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018	465,000	534,717
Unrefunded, Series V, 6.60%, 01/01/2018	1,805,000	1,990,753
		5,226,184
Illinois (1.6%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	525,600
Illinois State Toll Highway Authority Revenue Bonds, Prerefunded, Sr. Priority, Series A-2, 5.00%, 01/01/2027	1,000,000	1,118,560
		1,644,160
Indiana (2.5%)
Indiana Toll Road Commission Revenue Bonds, Prerefunded/Escrowed to Maturity, 9.00%, 01/01/2015	2,475,000	2,614,862
Kentucky (1.0%)
County of Carroll Pollution Control Revenue Bonds (Utilities Company Project), Series C, 0.30%, 10/01/2032 (b)	1,200,000	1,085,406
Louisiana (2.7%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	610,810
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (b)	1,250,000	1,245,300
Saint John The Baptist Parish Revenue Bonds (Marathon Oil), Series A, 5.13%, 06/01/2037	1,000,000	992,520
		2,848,630

See accompanying notes to financial statements.

2013 Annual Report

55

Statement of Investments (continued)

October 31, 2013

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Massachusetts (5.7%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2016	$1,000,000	$1,143,420
5.50%, 10/01/2018	2,000,000	2,420,160
5.50%, 08/01/2019	1,000,000	1,219,760
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center), Series C, 5.00%, 07/01/2017	1,000,000	1,094,850
		5,878,190
Michigan (1.0%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	994,707
Minnesota (0.5%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	553,370
Nebraska (0.8%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	814,065
New Hampshire (3.1%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A, 0.34%, 10/01/2033 (b)	1,230,000	1,056,860
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	1,000,000	1,059,800
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,108,780
		3,225,440
New Jersey (3.8%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,233,000
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series C, 6.50%, 01/01/2016	490,000	513,359
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,153,410
		3,899,769
New York (5.9%)
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,581,825
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,395,573
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,097,870
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,098,070
		6,173,338
North Dakota (0.9%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	927,340
Ohio (2.3%)
Jobs Ohio Beverage System Revenue Bonds, Series A, 5.00%, 01/01/2018	500,000	569,370
Ohio Air Quality Development Authority Revenue Bonds, Prerefunded, Series A, 5.75%, 06/01/2033 (b)	800,000	862,496
Ohio Air Quality Development Authority Revenue Refunding Bonds (The Cincinnati Gas & Electric Company Project), Series A, 0.34%, 09/01/2037 (b)	1,100,000	940,992
		2,372,858
Pennsylvania (5.3%)
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	946,712
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	4,521,193
		5,467,905
Puerto Rico (1.8%)
Puerto Rico Sales Tax Financing Corp. Revenue Bonds Series C, 5.00%, 08/01/2022	750,000	742,103
Series A, 0.00%, 08/01/2054 (a)	15,875,000	1,135,697
		1,877,800
South Carolina (0.4%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	370,783
Tennessee (0.5%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	538,530
Texas (25.4%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	1,575,000	1,687,156
City of Houston Revenue Bonds, Series A, 5.25%, 05/15/2020	1,500,000	1,536,285
Dallas Area Rapid Transit Revenue Bonds, 5.00%, 12/01/2036	1,250,000	1,294,913

See accompanying notes to financial statements.

Annual Report 2013

56

Statement of Investments (concluded)

October 31, 2013

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value
Dallas/Fort Worth International Airport, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	$1,000,000	$1,154,540
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,702,224
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,596,876
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 01/01/2017	1,245,000	1,435,771
Matagorda County Navigation District No 1 Revenue Bond, Series B-1, 4.00%, 06/01/2030	1,000,000	883,030
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/2016	500,000	544,760
State of Texas General Obligation Unlimited Bonds (Transportation Commission-Mobility Fund), 5.00%, 04/01/2020	2,500,000	2,803,575
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,252,797
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/2027	1,500,000	1,657,320
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,195,803
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	500,000	587,010
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,101,870
		26,433,930
Washington (6.4%)
City of Seattle Municipal Light and Power Revenue Bonds, Unrefunded, (AGM), 4.50%, 08/01/2019	875,000	897,146
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,094,440
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,198,620
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,289,320
Series C, 5.00%, 01/01/2026	200,000	221,614
		6,701,140
Wisconsin (0.5%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	511,180
Total Municipal Bonds		101,327,785
REPURCHASE AGREEMENT (2.3%)
United States (2.3%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $2,362,000, collateralized by U.S. Treasury Note, maturing 11/15/2021; total market value of $2,409,708	2,362,000	2,362,000
Total Repurchase Agreement		2,362,000
Total Investments (Cost $97,552,838) (c)—99.7%		103,689,785

Other assets in excess of liabilities—0.3%		287,491
Net Assets—100.0%		$103,977,276

(a)	Issued with a zero coupon.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.

Distribution of investments, as a percentage of securities at value, is as follows:

Industry	Percent	Value
General Obligation	23.8%	$24,649,304
Higher Education	13.5%	13,966,126
Transportation	11.2%	11,578,704
Medical	10.0%	10,356,276
General	8.2%	8,508,588
Development	7.0%	7,246,560
Power	5.6%	5,864,059
Pollution	5.6%	5,828,784
Education	3.1%	3,272,290
School District	3.1%	3,206,935
Water	2.9%	2,973,787
Utilities	2.6%	2,721,832
Airport	1.1%	1,154,540
Cash	2.3%	2,362,000
	100.0%	$103,689,785

See accompanying notes to financial statements.

2013 Annual Report

57

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Class A shares at net asset value net of fees) returned 0.16% for the 12-month period ended October 31, 2013, versus the 0.29% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Ultra-Short Obligation Funds (consisting of 99 funds) was 0.39% for the period.

The short-term fixed income market, as measured by the Bank of America Merrill Lynch 1-3 Year U.S. Corporate and Government Index,1 posted modest returns over the reporting period as rising interest rates on U.S. Treasuries were offset by a tightening of credit spreads in risk assets. Investor risk appetite remained robust as the Federal Reserve (Fed) maintained its government bond-buying program, thereby continuing to provide the market with access to “easy money.” In mid-September 2013, the Fed cited concerns about tighter financial conditions due to an increase in mortgage rates, as well as uncertainty on the potential impact of the U.S. government debt ceiling negotiations. Central banks around the world also have remained committed to easy monetary policy as Japan is entrenched in its own quantitative easing program and the European Central Bank (ECB) recently surprised the markets with a cut of its benchmark interest rate from 0.50% to 0.25%. In our opinion, the implications of a prolonged period of easy monetary policy may be an unwanted pick-up in inflation, which most global central banks currently view as being too low. As the positive pace of hiring remained somewhat consistent throughout the reporting period, investors began to price in improved long-term economic growth prospects for the U.S., leading to significant underperformance in longer-dated Treasuries. However, short-term Treasuries exhibited only a modest sell-off as the Fed funds rate generally was not projected to rise until 2015, thereby “anchoring” yields in the front end of the yield curve. Short-term Treasury yields (i.e., two- and three-year maturities), which affect the performance of the Fund, rose only by 2 and 19 basis points (bps), respectively, during the reporting period, whereas intermediate- and long-term yields (between five and 30 years) rose between 60 and 85 bps.

The credit markets both in the U.S. and abroad were heavily influenced by accommodative central bank policies during the period. Although risk assets performed well during the reporting period, there were bouts of “risk off”2 which occurred during heightened episodes of Treasury yield volatility as investors became concerned about an end to easy monetary policy. Leveraged buyouts (LBOs)3 were also a concern over the reporting period as the availability of cheap cash allowed private equity firms to target fundamentally sound companies in order to unlock further value for shareholders. Dell Inc. and HJ Heinz Co. are two examples of investment-grade companies which were subject to LBOs and consequently downgraded to non-investment grade status.4 The Fund did not hold either of these two issuers as we remain cognizant of mergers-and-acquisition (M&A) and LBO risk. Despite these risks, we feel that the overall environment for shorter-dated risk assets remains positive. Credit fundamentals remain solid, in our view, and demand is high given the lack of yield in U.S. government debt. Investors in longer-dated risk assets have also become concerned about interest rate risk, thereby increasing their exposure to shorter-dated risk assets.

The Fund’s holdings in financial companies were the primary contributors to Fund performance during the reporting period. Specifically, the banking sector bolstered performance as credit spreads on these securities compressed the most relative to U.S. Treasuries compared to other sectors. Investors have continued to favor owning the debt of domestic and foreign banks as their capital ratios have continued to increase due to regulatory requirements, leading to greater perceived safety.

There were no areas which detracted significantly from Fund performance for the period.

Regarding the use of derivatives, we closed the Fund’s interest rate future position, which was used for interest-rate hedging purposes. The position had no meaningful impact on Fund performance. At the end of the reporting period, there were no outstanding derivative positions.

During the annual reporting period, there were no significant changes to the Fund’s holdings across the various fixed income sectors within its investment universe. We think that the Fund remained consistent in its mandate of principal preservation by maintaining a large exposure (an average of nearly one-third of net assets) to U.S. Treasury and agency securities. We did significantly shift the Fund’s maturity profile by lowering its exposure to three-year maturities and swapping into two-year maturities in an effort to minimize interest rate and yield curve risk.5 We believe that U.S. economic data will continue to gradually improve, with the Fed tapering its purchases of U.S. Treasury and mortgage-backed securities (MBS) by the first quarter of 2014. Consequently, we believe that yields on longer-dated Treasuries will be pressured to increase, with yields on shorter-dated Treasuries experiencing less volatility until we move closer to an actual shift higher in the fed funds rate.

At the end of the annual period, the Fund’s largest absolute sector positions included corporate bonds and U.S. agency securities.

Annual Report 2013

58

1	The Bank of America Merrill Lynch 1-3 Year U.S. Corporate and Government Index tracks the performance of investment-grade U.S. government and corporate fixed income securities with maturities of less than three years.
2	A “risk off” environment occurs during periods when risk is perceived as high, as investors have the tendency to gravitate toward lower-risk investments.
3	A leveraged buyout is the acquisition of another company using a significant amount of borrowed money (bonds or loans) to meet the cost of acquisition. The assets of the company being acquired frequently are used as collateral for the loans in addition to the assets of the acquiring company.
4	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk.
5	Yield curve risk is the risk of an adverse shift in market interest rates. The risk is associated with either a flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities.

Aberdeen Ultra-Short Duration Bond Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a Leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Annual Report

59

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)		1 Yr.		Inception[1]
Class A2	w/o SC	0.16%		0.70%
	w/SC3	(4.11%	)	(0.78%	)
Institutional Service Class[2,4]	w/o SC	0.51%		0.84%
Institutional Class[4]	w/o SC	0.41%		0.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on November 30, 2010.
2	Returns before the first offering of Class A (November 22, 2011), and the Institutional Service Class (January 20, 2012) are based on the previous performance of the Institutional Class. This performance of Class A and the Institutional Service Class is substantially similar to what the Class A and Institutional Service Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

Annual Report 2013

60

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative Performance of $10,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Corporate Bonds	60.0%
U.S. Agencies	18.0%
U.S. Treasuries	14.5%
Asset-Backed Securities	6.8%
Other assets in excess of liabilities	0.7%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	10.0%
Electric Utilities	9.0%
Diversified Financial Services	8.7%
Pharmaceutical	4.6%
Insurance	4.2%
Metals & Mining	4.1%
Food Products	2.7%
Energy Equipment & Services	2.1%
Oil, Gas & Consumable Fuels	2.0%
Real Estate	1.6%
Other	51.0%
100.0%

Top Holdings
U.S. Treasury Notes 07/31/2014	10.4%
Federal National Mortgage Association 02/27/2015	4.3%
Federal National Mortgage Association 02/26/2016	3.6%
U.S. Treasury Notes 07/31/2015	3.1%
Federal Home Loan Bank 05/01/2014	2.2%
Federal Home Loan Mortgage Corp. 11/04/2013	2.2%
Federal Home Loan Bank 02/26/2014	2.1%
Freddie Mac Discount Notes 01/21/2014	2.0%
Ally Master Owner Trust, Series 2010-2, Class A 04/15/2017	1.9%
Fannie Mae Discount Notes 01/15/2014	1.6%
Other	66.6%
100.0%

2013 Annual Report

61

Statement of Investments

October 31, 2013

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (6.8%)
AUSTRALIA (1.8%)
SMART Trust
Series 2011-2USA, Class A4A (USD), 2.31%, 04/14/2017 (a)	$220,000	$223,721
Series 2012-4US, Class A3B (USD), 0.72%, 03/14/2017 (b)	34,000	33,987
		257,708
UNITED STATES (5.0%)
Ally Master Owner Trust, Series 2010-2, Class A (USD), 4.25%, 04/15/2017 (a)	250,000	261,097
Chesapeake Funding LLC, Series 2011-2A, Class A (USD), 1.42%, 04/07/2024 (a)(b)	200,000	201,507
GE Equipment Transportation LLC, Series 2012-1, Class A4 (USD), 1.23%, 01/22/2020	135,000	135,957
Navistar Financial Dealer Note Master Trust, Series 2013-1, Class A (USD), 0.84%, 01/25/2018 (a)(b)	100,000	100,025
		698,586
Total Asset-Backed Securities		956,294
CORPORATE BONDS (60.0%)
AUSTRALIA (2.2%)
Commercial Banks (1.1%)
National Australia Bank Ltd. (USD), MTN, 1.19%, 07/25/2014 (a)(b)	150,000	151,074
Metals & Mining (1.1%)
BHP Billiton Finance USA Ltd. (USD), 1.00%, 02/24/2015	150,000	151,232
		302,306
CANADA (6.8%)
Commercial Banks (2.3%)
Bank of Montreal (USD), MTN, 0.76%, 07/15/2016 (b)	100,000	100,513
Bank of Nova Scotia (USD), 0.76%, 07/15/2016 (b)	125,000	125,642
Toronto-Dominion Bank (The) (USD), MTN, 0.72%, 09/09/2016 (b)	100,000	100,425
		326,580
Electric Utilities (0.7%)
TransAlta Corp. (USD), 5.75%, 12/15/2013	100,000	100,511
Energy Equipment & Services (1.3%)
TransCanada PipeLines Ltd. (USD), 0.88%, 03/02/2015	175,000	175,548
Metals & Mining (1.4%)
Barrick Gold Corp. (USD), 1.75%, 05/30/2014	200,000	200,889
Oil, Gas & Consumable Fuels (1.1%)
Total Capital Canada Ltd. (USD), 0.62%, 01/15/2016 (b)	150,000	150,837
		954,365
FRANCE (1.4%)
Pharmaceutical (1.4%)
Sanofi-Aventis (USD), 0.56%, 03/28/2014 (b)	200,000	200,283
NETHERLANDS (1.5%)
Commercial Banks (1.5%)
ING Bank NV (USD), 1.21%, 03/07/2016 (a)(b)	200,000	201,999
PANAMA (0.1%)
Leisure Time (0.1%)
Carnival Corp. (USD), 1.20%, 02/05/2016	20,000	19,904
UNITED KINGDOM (3.9%)
Commercial Banks (0.6%)
Royal Bank of Scotland Group PLC (USD), 2.55%, 09/18/2015	85,000	87,055
Food Products (1.3%)
TESCO PLC (USD), 2.00%, 12/05/2014 (a)	175,000	177,247
Metals & Mining (1.1%)
Rio Tinto Finance USA PLC (USD), 1.13%, 03/20/2015	150,000	150,876
Oil, Gas & Consumable Fuels (0.9%)
BP Capital Markets PLC (USD), 0.88%, 12/06/2013 (b)	130,000	130,083
		545,261
UNITED STATES (44.1%)
Auto Manufacturers (1.1%)
Daimler Finance North America LLC (USD), 1.45%, 08/01/2016 (a)	150,000	150,941
Auto Parts & Equipment (0.9%)
Johnson Controls, Inc. (USD), 0.65%, 02/04/2014 (b)	125,000	125,077
Beverages (1.5%)
Anheuser-Busch InBev Worldwide, Inc. (USD), 0.79%, 01/27/2014 (b)	205,000	205,264
Commercial Banks (4.5%)
Bank of America Corp. (USD), 1.50%, 10/09/2015	70,000	70,603
Bank of New York Mellon Corp. (The) (USD), MTN, 0.49%, 03/04/2016 (b)	200,000	199,679
Capital One Financial Corp. (USD), 1.00%, 11/06/2015	65,000	64,875
Citigroup, Inc. (USD), 5.00%, 09/15/2014	45,000	46,567
JPMorgan Chase & Co. (USD), GMTN, 0.88%, 02/26/2016 (b)	150,000	150,554
Morgan Stanley (USD), 1.51%, 02/25/2016 (b)	100,000	101,049
		633,327
Cosmetics/Personal Care (1.1%)
Procter & Gamble Co. (USD), 0.19%, 02/06/2014 (b)	160,000	159,969
Diversified Financial Services (8.7%)
American Express Credit Corp. (USD), 1.30%, 07/29/2016	100,000	100,790
Caterpillar Financial Services Corp. (USD), MTN, 0.50%, 02/26/2016 (b)	100,000	100,072

See accompanying notes to financial statements.

Annual Report 2013

62

Statement of Investments (continued)

October 31, 2013

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
ERAC USA Finance LLC (USD), 2.25%, 01/10/2014 (a)	$75,000	$75,216
General Electric Capital Corp. (USD), GMTN, 0.89%, 07/12/2016 (b)	150,000	150,806
HSBC Finance Corp. (USD), 0.49%, 01/15/2014 (b)	200,000	200,014
International Lease Finance Corp. (USD), 6.50%, 09/01/2014 (a)	115,000	119,744
John Deere Capital Corp., Series FIX (USD), 1.05%, 10/11/2016	150,000	150,536
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 03/01/2014	125,000	126,770
PACCAR Financial Corp. (USD), MTN, 0.80%, 02/08/2016	45,000	45,054
Toyota Motor Credit Corp. (USD), MTN, 1.00%, 02/17/2015	150,000	151,214
		1,220,216
Diversified Telecommunication Services (0.9%)
Verizon Communications, Inc. (USD), 1.78%, 09/15/2016 (b)	125,000	128,171
Electric Utilities (8.3%)
Ameren Corp. (USD), 8.88%, 05/15/2014	75,000	78,152
Dayton Power & Light Co. (The) (USD), 1.88%, 09/15/2016 (a)	35,000	35,321
Dominion Gas Holdings LLC (USD), 1.05%, 11/01/2016 (a)	120,000	120,225
Dominion Resources, Inc. (USD), 1.80%, 03/15/2014	160,000	160,740
Duke Energy Indiana, Inc. (USD), 0.60%, 07/11/2016 (b)	130,000	130,318
Georgia Power Co. (USD), 0.63%, 11/15/2015	160,000	159,929
NextEra Energy Capital Holding, Inc. (USD), 1.61%, 06/01/2014	140,000	140,810
Oncor Electric Delivery Co. LLC (USD), 6.38%, 01/15/2015	130,000	138,359
Public Service Electric & Gas Co., Series G (USD), MTN, 0.85%, 08/15/2014	200,000	200,721
		1,164,575
Energy Equipment & Services (0.8%)
Energy Transfer Partners LP (USD), 5.95%, 02/01/2015	100,000	106,030
Food Products (1.4%)
General Mills, Inc. (USD), 0.54%, 01/29/2016 (b)	100,000	100,067
WM Wrigley Jr Co. (USD), 1.40%, 10/21/2016 (a)	100,000	100,620
		200,687
Gas Utilities (0.8%)
CenterPoint Energy, Inc., Series B (USD), 6.85%, 06/01/2015	100,000	108,942
Healthcare Providers & Services (1.5%)
Quest Diagnostics, Inc. (USD), 1.10%, 03/24/2014 (b)	140,000	140,364
Ventas Realty LP (USD), 1.55%, 09/26/2016	65,000	65,466
		205,830
Information Technology Services (1.3%)
International Business Machines Corp. (USD), 0.55%, 02/06/2015	180,000	180,456
Insurance (4.2%)
21st Century Insurance Group (USD), 5.90%, 12/15/2013	75,000	75,408
American International Group, Inc. (USD), 3.00%, 03/20/2015	100,000	102,881
Berkshire Hathaway Finance Corp. (USD), 0.95%, 08/15/2016	150,000	150,467
Principal Life Global Funding II (USD), 1.00%, 12/11/2015 (a)	85,000	85,181
Prudential Financial, Inc., Series B (USD), MTN, 4.75%, 04/01/2014	170,000	172,948
		586,885
Media (1.1%)
NBCUniversal Enterprise, Inc. (USD), 0.78%, 04/15/2016 (a)(b)	150,000	150,689
Metals & Mining (0.5%)
Glencore Funding LLC (USD), 1.70%, 05/27/2016 (a)	75,000	74,689
Oil & Gas Services (0.7%)
Cameron International Corp. (USD), 1.60%, 04/30/2015	100,000	100,813
Pharmaceutical (3.2%)
AbbVie, Inc. (USD), 1.20%, 11/06/2015	100,000	100,699
Express Scripts Holding Co. (USD), 2.75%, 11/21/2014	175,000	178,855
GlaxoSmithKline Capital, Inc. (USD), 0.70%, 03/18/2016	100,000	100,009
Mylan, Inc. (USD), 1.80%, 06/24/2016 (a)	65,000	65,474
		445,037
Real Estate (1.6%)
HCP, Inc. (USD), 2.70%, 02/01/2014	125,000	125,596
Mack-Cali Realty LP (USD), 5.13%, 02/15/2014	105,000	106,132
		231,728
		6,179,326
Total Corporate Bonds		8,403,444
U.S. AGENCIES (18.0%)
UNITED STATES (18.0%)
Fannie Mae Discount Notes (USD), 0.00%, 01/15/2014 (c)	230,000	229,986
Federal Home Loan Bank
(USD), 0.00%, 02/26/2014 (c)	300,000	299,961
(USD), 0.00%, 05/01/2014 (c)	310,000	309,891
Federal Home Loan Mortgage Corp. (USD), 0.15%, 11/04/2013 (b)	300,000	300,000
Federal National Mortgage Association
(USD), 0.14%, 02/27/2015 (b)	600,000	600,066
(USD), 0.55%, 02/26/2016	500,000	500,330

See accompanying notes to financial statements.

2013 Annual Report

63

Statement of Investments (concluded)

October 31, 2013

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value
Freddie Mac Discount Notes (USD), 0.00%, 01/21/2014 (c)	$278,000	$277,981
		2,518,215
Total U.S. Agencies		2,518,215
U.S. TREASURIES (14.5%)
UNITED STATES (14.5%)
U.S. Treasury Notes
(USD), 2.25%, 05/31/2014	50,000	50,617
(USD), 0.13%, 07/31/2014	1,450,000	1,450,170
(USD), 0.25%, 07/31/2015	440,000	439,948
(USD), 0.25%, 09/30/2015	80,000	79,928
		2,020,663
Total U.S. Treasuries		2,020,663
Total Investments (Cost $13,845,776) (d)—99.3%		13,898,616

Other assets in excess of liabilities—0.7%		102,480
Net Assets—100.0%		$14,001,096

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(c)	Issued with a zero coupon.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
USD	U.S. Dollar

See accompanying notes to financial statements.

Annual Report 2013

64

Aberdeen U.S. High Yield Bond Fund (Unaudited)

The Aberdeen U.S. High Yield Bond Fund (Class A shares at NAV net of fees) returned 10.01% for the 12-month period ended October 31, 2013, versus the 8.83% return of its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of High Current Yield Funds (consisting of 545 funds) was 8.19% for the period.

The U.S. high yield market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, weathered several periods of volatility, but posted a gain during the reporting period. For much of the first half of the period, the market’s focus shifted from all-time record-low yields to relatively attractive credit spreads versus comparable-duration U.S. Treasury securities. However, as interest rates rose between late spring and mid-summer of 2013 amid growing concerns that the Federal Reserve (Fed) would soon begin to taper its government bond-buying program, investors put their money to work at yields trading at their highest levels of the year. Credit spreads tightened again towards period end, as U.S. Treasury yields declined following the Fed’s statement in mid-September that it would not taper its easy monetary policy until there were signs of sustained improvement in U.S. economic data, particularly the employment picture. In terms of credit quality, CCC-rated issues were the top performers for the annual period, followed by B-rated and BB-rated credits, respectively.1 All sectors within the benchmark Bank of America Merrill Lynch High Yield Master II Index recorded positive returns over the reporting period, led by the food/drug retail and insurance sectors. We feel that default risk in the U.S. high yield market is relatively low following several years of corporate balance sheet repair. The trailing 12-month par-weighted default rate2 fell from 1.77% to 1.11% over the annual period—well below 10- and 25-year averages of 2.37% and 3.94%, respectively.3

The Fund’s overall positioning in the industrials sector provided the most positive relative returns for the annual period. The main contributors within the sector were overweight allocations relative to the benchmark Bank of America Merrill Lynch High Yield Master II Index in the basic industry and energy segments, along with security selection in the services subsector. Security selection in the telecommunications, media and technology (TMT) sector also bolstered Fund performance.

Fund performance was hampered mainly by underweight exposures relative to the benchmark in the media subsector, and in the volatile financial sector. Within the financial sector, the lack of exposure to banking was the main detractor, as that subsector performed well during the period.

While the Fund used derivatives during the reporting period, they had minimal impact on performance. Liquidity in index and single-name credit default swaps4 continues to deteriorate thanks to confusion surrounding future regulatory changes for that market. We regularly review the Fund’s derivative positions and have been steadily decreasing the exposures based on our view that liquidity for a large part of the credit derivative market is likely to get worse before it gets better.

The Fund’s positioning remained relatively steady over the reporting period. We maintain our focus on issues that we feel offer downside protection first and upside potential second. We strive to keep up with our peers in frothy markets, with the belief that our emphasis on protecting the downside could allow the Fund to potentially outperform versus its peers in market downturns.

The vast majority of U.S. high yield issuers remain in very strong financial condition and we have not seen a material change in balance sheet health broadly. While there will be defaults in the future, we believe the default rate will remain below long-term averages (at the issuer level) for the next 12-24 months.5 While we think that default risk is abnormally low thanks to years of refinancing at attractive rates, we continue to ask ourselves: Has the demand for less interest-rate-sensitive forms of what investors perceive as “high yield” driven valuations too far in those areas? Do total return investors such as us need to be more concerned about secondary effects of a sell-off in loans, for example? The way that we have historically dealt with the issue is to remain vigilant that lending conditions can change instantaneously and to purchase debt securities of companies that we feel do not require euphoric market conditions to finance their operations. While we acknowledge that this may make it more difficult to keep up with competitors as the high yield market moves higher, we rest easy because we believe that our focus on downside protection may benefit our high yield portfolios’ performance when conditions potentially correct.

Portfolio Management:

Aberdeen U.S. High Yield Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

The Bank of America Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market.

1	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk.
2	The par-weighted default rate is expressed as a percentage of the total face value of the U.S. high yield market.
3	Source: JPMorgan, November 2013
4	A single-name credit default swap is a derivative in which the underlying asset is a bond of one particular issuer.
5	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

2013 Annual Report

65

Aberdeen U.S. High Yield Bond Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for illustrative purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, high-yield securities may face additional risks, including economic growth; inflation; liquidity; supply; and externally generated shocks (stress factors emanating from outside the U.S. market).

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

66

Aberdeen U.S. High Yield Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2013)		1 Yr.	Inception
Class A	w/o SC	10.01%	9.79%
	w/SC2	5.35%	7.00%
Class C	w/o SC	9.44%	9.10%
	w/SC3	8.44%	9.10%
Class R4	w/o SC	9.86%	9.65%
Institutional Service Class[4]	w/o SC	10.54%	10.21%
Institutional Class[4]	w/o SC	10.54%	10.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

1	Fund commenced operations on February 27, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2013 Annual Report

67

Aberdeen U.S. High Yield Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative Performance of $10,000 invested in Class A shares of the Aberdeen U.S. High Yield Bond Fund, the Bank of America Merrill Lynch U.S. High Yield Master II Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a capitalization-weighted index that tracks the performance of below investment grade corporate debt publicly issued in the US domestic market.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Corporate Bonds	95.4%
Repurchase Agreement	2.4%
Other assets in excess of liabilities	2.2%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	12.9%
Diversified Telecommunication Services	12.4%
Commercial Services & Supplies	8.6%
Coal	7.4%
Retail	4.8%
Home Builders	4.2%
Packaging & Containers	4.1%
Media	3.8%
Chemicals	3.7%
Healthcare Providers & Services	3.4%
Other	34.7%
100.0%

Top Holdings*
Sprint Communications, Inc. 11/15/2021	2.6%
Arch Coal, Inc. 06/15/2021	2.5%
Alaska Communications Systems Group, Inc. 05/01/2018	2.5%
Marina District Finance Co., Inc. 08/15/2018	2.2%
Iron Mountain, Inc. 08/15/2024	2.2%
Pretium Packaging LLC 04/01/2016	2.2%
Westmoreland Coal Co. 02/01/2018	2.1%
Intelsat Luxembourg SA 06/01/2023	1.9%
Offshore Group Investment Ltd. 11/01/2019	1.9%
Seagate HDD Cayman 06/01/2023	1.9%
Other	78.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

68

Statement of Investments

October 31, 2013

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (95.4%)
CANADA (3.3%)
Commercial Services & Supplies (1.2%)
Garda World Security Corp. (CAD), 9.75%, 03/15/2017	$150,000	$155,014
Metals & Mining (1.3%)
Taseko Mines Ltd. (USD), 7.75%, 04/15/2019	160,000	159,600
Oil, Gas & Consumable Fuels (0.8%)
MEG Energy Corp. (USD), 6.38%, 01/30/2023 (a)	100,000	100,625
		415,239
CAYMAN ISLANDS (4.0%)
Computers & Peripherals (1.9%)
Seagate HDD Cayman (USD), 4.75%, 06/01/2023 (a)	240,000	233,400
Investment Companies (2.1%)
Offshore Group Investment Ltd.
(USD), 7.50%, 11/01/2019	215,000	233,812
(USD), 7.13%, 04/01/2023	30,000	30,525
		264,337
		497,737
FRANCE (1.7%)
Chemicals (1.7%)
SPCM SA (USD), 6.00%, 01/15/2022 (a)	200,000	207,500
LUXEMBOURG (4.9%)
Auto Parts & Equipment (0.8%)
Stackpole International Intermediate Co. SA / Stackpole International Powder Meta (USD), 7.75%, 10/15/2021 (a)	95,000	98,800
Cosmetics/Personal Care (1.0%)
Albea Beauty Holdings SA (USD), 8.38%, 11/01/2019 (a)	120,000	126,300
Diversified Telecommunication Services (2.0%)
Intelsat Luxembourg SA (USD), 8.13%, 06/01/2023 (a)	230,000	243,225
Packaging & Containers (1.1%)
ARD Finance SA, PIK (EUR), 11.13%, 06/01/2018 (a)	100,426	136,452
		604,777
MARSHALL ISLAND (0.8%)
Transportation (0.8%)
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (USD), 8.13%, 11/15/2021 (a)	105,000	106,050
UNITED STATES (80.7%)
Apparel (1.6%)
Quiksilver, Inc. / QS Wholesale, Inc. (USD), 10.00%, 08/01/2020 (a)	185,000	202,113
Auto Parts & Equipment (2.0%)
Affinia Group, Inc. (USD), 7.75%, 05/01/2021 (a)	95,000	98,800
Dana Holding Corp. (USD), 6.00%, 09/15/2023	140,000	143,500
		242,300
Chemicals (2.0%)
Axiall Corp. (USD), 4.88%, 05/15/2023 (a)	90,000	86,287
Tronox Finance LLC (USD), 6.38%, 08/15/2020	165,000	168,300
		254,587
Coal (7.4%)
Alpha Natural Resources, Inc. (USD), 6.25%, 06/01/2021	225,000	190,688
Arch Coal, Inc. (USD), 7.25%, 06/15/2021	415,000	316,437
Peabody Energy Corp. (USD), 6.25%, 11/15/2021	150,000	154,875
Westmoreland Coal Co. (USD), 10.75%, 02/01/2018	235,000	254,975
		916,975
Commercial Services & Supplies (7.4%)
DynCorp International, Inc. (USD), 10.38%, 07/01/2017	145,000	152,612
Iron Mountain, Inc. (USD), 5.75%, 08/15/2024	285,000	272,175
Mustang Merger Corp. (USD), 8.50%, 08/15/2021 (a)	120,000	123,300
PHH Corp. (USD), 6.38%, 08/15/2021	90,000	89,100
RR Donnelley & Sons Co. (USD), 7.88%, 03/15/2021	55,000	61,325
ServiceMaster Co. (USD), 8.00%, 02/15/2020	115,000	117,875
United Rentals North America, Inc. (USD), 6.13%, 06/15/2023	100,000	102,750
		919,137
Distribution/Wholesale (0.7%)
LKQ Corp. (USD), 4.75%, 05/15/2023 (a)	95,000	90,488
Diversified Financial Services (1.8%)
Nationstar Mortgage LLC (USD), 6.50%, 06/01/2022	235,000	229,419
Diversified Telecommunication Services (10.5%)
Alaska Communications Systems Group, Inc. (USD), 6.25%, 05/01/2018 (a)	365,000	312,075
Cincinnati Bell, Inc. (USD), 8.38%, 10/15/2020	142,000	151,230
Clearwire Communications LLC / Clearwire Finance, Inc. (USD), 8.25%, 12/01/2040 (a)	138,000	157,320
Sprint Communications, Inc. (USD), 11.50%, 11/15/2021	246,000	320,415
Sprint Corp. (USD), 7.88%, 09/15/2023 (a)	50,000	54,250
T-Mobile USA, Inc.
(USD), 6.73%, 04/28/2022	20,000	21,125
(USD), 6.84%, 04/28/2023	130,000	137,475
Windstream Corp. (USD), 6.38%, 08/01/2023	160,000	155,200
		1,309,090
Electric Utilities (2.3%)
AES Corp. (USD), 4.88%, 05/15/2023	90,000	86,175
GenOn Energy, Inc. (USD), 9.88%, 10/15/2020	50,000	56,000

See accompanying notes to financial statements.

2013 Annual Report

69

Statement of Investments (continued)

October 31, 2013

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
NRG Energy, Inc. (USD), 6.63%, 03/15/2023	$145,000	$149,894
		292,069
Electronics (0.1%)
Jabil Circuit, Inc. (USD), 4.70%, 09/15/2022	15,000	14,550
Energy Equipment & Services (1.6%)
Regency Energy Partners LP / Regency Energy Finance Corp. (USD), 4.50%, 11/01/2023 (a)	30,000	27,750
Sabine Pass Liquefaction LLC (USD), 5.63%, 02/01/2021 (a)	170,000	171,700
		199,450
Engineering & Construction (0.5%)
Zachry Holdings, Inc. (USD), 7.50%, 02/01/2020 (a)	65,000	67,600
Entertainment (2.8%)
Greektown Superholdings, Inc., Series A (USD), 13.00%, 07/01/2015	160,000	167,000
Penn National Gaming, Inc. (USD), 5.88%, 11/01/2021 (a)	120,000	120,300
PNK Finance Corp. (USD), 6.38%, 08/01/2021 (a)	60,000	63,000
		350,300
Healthcare Providers & Services (3.4%)
HCA, Inc. (USD), 4.75%, 05/01/2023	130,000	125,287
Radnet Management, Inc. (USD), 10.38%, 04/01/2018	100,000	106,000
Tenet Healthcare Corp. (USD), 8.13%, 04/01/2022 (a)	175,000	191,625
		422,912
Home Builders (4.2%)
KB Home
(USD), 8.00%, 03/15/2020	95,000	104,500
(USD), 7.00%, 12/15/2021	145,000	149,350
Meritage Homes Corp. (USD), 7.00%, 04/01/2022	175,000	185,500
Standard Pacific Corp. (USD), 6.25%, 12/15/2021	75,000	77,250
		516,600
Information Technology Services (0.6%)
SunGard Data Systems, Inc. (USD), 6.63%, 11/01/2019	75,000	78,375
Insurance (0.8%)
American Equity Investment Life Holding Co. (USD), 6.63%, 07/15/2021	100,000	103,625
Iron/Steel (0.8%)
Steel Dynamics, Inc. (USD), 5.25%, 04/15/2023 (a)	95,000	94,050
Lodging (3.2%)
Marina District Finance Co., Inc. (USD), 9.88%, 08/15/2018	255,000	277,313
MGM Resorts International (USD), 6.63%, 12/15/2021	115,000	122,906
		400,219
Machinery-Diversified (0.8%)
Gardner Denver, Inc. (USD), 6.88%, 08/15/2021 (a)	100,000	101,750
Media (3.8%)
Cablevision Systems Corp. (USD), 5.88%, 09/15/2022	160,000	160,200
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.75%, 01/15/2024	80,000	75,800
Mediacom Broadband LLC / Mediacom Broadband Corp. (USD), 6.38%, 04/01/2023	95,000	96,187
WideOpenWest Finance LLC / WideOpenWest Capital Corp. (USD), 13.38%, 10/15/2019	125,000	143,750
		475,937
Oil & Gas Services (1.4%)
Forbes Energy Services Ltd. (USD), 9.00%, 06/15/2019	170,000	171,700
Oil, Gas & Consumable Fuels (12.1%)
Approach Resources, Inc. (USD), 7.00%, 06/15/2021	95,000	98,800
Atlas Resource Escrow Co. (USD), 9.25%, 08/15/2021 (a)	115,000	118,450
Carrizo Oil & Gas, Inc. (USD), 7.50%, 09/15/2020	85,000	92,650
Comstock Resources, Inc. (USD), 9.50%, 06/15/2020	80,000	88,800
EV Energy Partners LP (USD), 8.00%, 04/15/2019	85,000	85,000
EXCO Resources, Inc. (USD), 7.50%, 09/15/2018	120,000	116,100
Forest Oil Corp.
(USD), 7.25%, 06/15/2019	110,000	111,100
(USD), 7.50%, 09/15/2020	120,000	119,100
GMX Resources, Inc. (USD), 9.00%, 03/02/2018 (b)(c)	367,000	1,835
Halcon Resources Corp. (USD), 9.25%, 02/15/2022 (a)	90,000	95,400
Hercules Offshore, Inc. (USD), 7.50%, 10/01/2021 (a)	175,000	182,875
PBF Holding Co. LLC / PBF Finance Corp. (USD), 8.25%, 02/15/2020	150,000	156,750
Rex Energy Corp. (USD), 8.88%, 12/01/2020	115,000	124,200
Rosetta Resources, Inc. (USD), 5.63%, 05/01/2021	5,000	5,050
SandRidge Energy, Inc. (USD), 7.50%, 02/15/2023	110,000	114,125
		1,510,235
Packaging & Containers (2.9%)
Pretium Packaging LLC (USD), 11.50%, 04/01/2016	250,000	270,000
Sealed Air Corp. (USD), 5.25%, 04/01/2023 (a)	90,000	88,200
		358,200
Real Estate (0.7%)
CBRE Services, Inc. (USD), 5.00%, 03/15/2023	90,000	87,413
Real Estate Investment Trust (REIT) Funds (0.5%)
Corrections Corp. of America (USD), 4.63%, 05/01/2023	60,000	57,450

See accompanying notes to financial statements.

Annual Report 2013

70

Statement of Investments (continued)

October 31, 2013

Aberdeen U.S. High Yield Bond Fund

	Shares or Principal Amount	Value
Retail (4.8%)
99 Cents Only Stores (USD), 11.00%, 12/15/2019	$155,000	$174,375
Gymboree Corp. (The) (USD), 9.13%, 12/01/2018	60,000	58,050
Neiman Marcus Group, Inc. PIK (USD), 8.75%, 10/15/2021 (a)	80,000	82,200
NPC International, Inc. (USD), 10.50%, 01/15/2020	100,000	115,250
Wok Acquisition Corp. (USD), 10.25%, 06/30/2020 (a)	150,000	163,125
		593,000
		10,059,544
Total Corporate Bonds		11,890,847
REPURCHASE AGREEMENT (2.4%)
UNITED STATES (2.4%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $296,000 collateralized by U.S. Treasury Note, maturing 07/15/2016; total market value of $306,608	296,000	296,000
Total Repurchase Agreement		296,000
Total Investments (Cost $12,250,893) (d)—97.8%		12,186,847

Other assets in excess of liabilities—2.2%		277,982
Net Assets—100.0%		$12,464,829

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.01% of net assets as of October 31, 2013. (unaudited)
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
CAD	Canadian Dollar
EUR	Euro Currency
PIK	Payment In Kind
REIT	Real Estate Investment Trust
USD	U.S. Dollar

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Canadian Dollar
01/16/2014	Royal Bank of Scotland	USD	160,678	CAD	167,000	$159,866	$812

United States Dollar/Euro
01/16/2014	Royal Bank of Scotland	USD	148,984	EUR	110,000	149,367	(383)
						$309,233	$429

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

2013 Annual Report

71

Statement of Investments (concluded)

October 31, 2013

Aberdeen U.S. High Yield Bond Fund

At October 31, 2013, the Fund held the following credit default swaps:

Buy Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)
Barclays Capital	06/20/2017	300,000	Pay: Fixed rate equal to 1.00% Receive: Southwest Airlines, 3/01/2017, 5.13%	$(14,671)
Barclays Capital	09/20/2017	300,000	Pay: Fixed rate equal to 5.00% Receive: Avis Budget Car Rental LLC, 6/15/2016, 7.75%	(42,091)
Barclays Capital	03/20/2018	350,000	Pay: Fixed rate equal to 1.00% Receive: Alcoa, Inc., 2/23/2019, 5.72%	(17,144)
				$(73,906)

Sell Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
Barclays Capital	09/20/2017	300,000	Pay: Bombardier, Inc., 5/01/2034, 7.45% Receive: Fixed rate equal to 5.00%	$25,623	1.56%
Deutsche Bank	09/20/2018	500,000	Pay: Goodyear Tire & Rubber Co., 3/15/2028, 7.00% Receive: Fixed rate equal to 5.00%	11,370	3.07%
				$36,993

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to financial statements.

Annual Report 2013

72

Statements of Assets and Liabilities

October 31, 2013

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Assets:
Investments, at value	$234,114,838	$95,322,918	$8,395,331	$46,545,943	$22,580,215
Repurchase agreements, at value	5,642,000	2,316,000	1,115,000	4,492,000	388,000

Total investments	239,756,838	97,638,918	9,510,331	51,037,943	22,968,215

Cash collateral pledged for futures	2,200,648	–	–	–	101,707
Cash collateral pledged for forward foreign currency exchange contracts	1,990,000	–	–	–	–
Foreign currency, at value	862,534	–	1	205,395	412,157
Cash at broker for China A shares	17,318	–	–	–	–
Cash	513	933	255	328	96
Interest receivable	3,467,702	487,355	126,224	855,993	210,264
Receivable for investments sold	–	2,958,062	103,100	–	112,846
Unrealized appreciation on forward foreign currency exchange contracts	2,271,504	–	47,909	471,891	26,538
Receivable for capital shares issued	168,782	–	–	1,524	3,550
Receivable from adviser	24,986	19,011	20,042	22,252	16,862
Variation margin receivable for futures contracts	–	469	–	–	–
Prepaid expenses	24,401	29,723	54,930	259	30,998

Total assets	250,785,226	101,134,471	9,862,792	52,595,585	23,883,233

Liabilities:
Payable for investments purchased	547,470	4,594,721	–	–	250,072
Unrealized depreciation on forward foreign currency exchange contracts	2,527,741	–	60,551	210,337	10,764
Variation margin payable for futures contracts	964,532	–	–	–	17,381
Payable for capital shares redeemed	238,053	385,065	–	1,722	54,856
Accrued foreign capital gains tax	63,377	–	–	12,908	–
Distributions payable	–	43,950	–	–	–
Accrued expenses and other payables:
Investment advisory fees	104,625	24,726	6,192	35,459	12,016
Transfer agent fees	60,103	7,900	124	3,354	3,014
Custodian fees	39,620	3,678	2,994	10,682	6,011
Administration fees	16,740	6,594	660	3,546	1,602
Fund accounting fees	14,289	1,054	102	856	353
Printing fees	2,004	1,366	268	273	5,089
Legal fees	4,658	1,446	1,250	749	367
Administrative services fees	2,581	100	–	436	4,873
Distribution fees	920	3,137	14	1,511	842
Other	21,079	9,706	10,089	10,394	8,018

Total liabilities	4,607,792	5,083,443	82,244	292,227	375,258

Net Assets	$246,177,434	$96,051,028	$9,780,548	$52,303,358	$23,507,975

Cost:
Investments	$243,144,601	$95,161,933	$8,862,972	$50,236,726	$22,182,886
Repurchase agreements	5,642,000	2,316,000	1,115,000	4,492,000	388,000
Foreign currency	873,974	–	16	204,505	413,920

Represented by:
Capital	$247,441,286	$96,082,386	$10,245,591	$56,484,552	$23,649,569
Accumulated net investment income	988,471	344,200	96,442	(324,213)	137,755
Accumulated net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	8,180,179	(523,739)	(81,206)	(412,316)	(673,297)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(10,432,502)	148,181	(480,279)	(3,444,665)	393,948

Net Assets	$246,177,434	$96,051,028	$9,780,548	$52,303,358	$23,507,975

Net Assets:
Class A Shares	$1,807,298	$3,911,582	$9,759	$678,477	$1,887,698
Class C Shares	637,349	2,724,014	9,686	331,235	518,083
Class R Shares	9,980	–	9,735	2,521,026	–
Institutional Service Class Shares	11,083,457	25,644	9,784	9,787	19,546,659
Institutional Class Shares	232,639,350	89,389,788	9,741,584	48,762,833	1,555,535

Total	$246,177,434	$96,051,028	$9,780,548	$52,303,358	$23,507,975

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

73

Statements of Assets and Liabilities (continued)

October 31, 2013

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	173,300		365,980	1,023		74,156	182,075
Class C Shares	61,439		255,274	1,016		36,354	50,649
Class R Shares	958		–	1,020		276,230	–
Institutional Service Class Shares	1,062,355		2,385	1,025		1,067	1,881,432
Institutional Class Shares	22,267,296		8,312,377	1,020,960		5,318,373	149,202

Total	23,565,348		8,936,016	1,025,044		5,706,180	2,263,358

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.43		$10.69	$9.54		$9.15	$10.37
Class C Shares (a)	$10.37	(b)	$10.67	$9.53	(b)	$9.11	$10.23
Class R Shares	$10.42		$–	$9.54		$9.13	$–
Institutional Service Class Shares	$10.43		$10.75	$9.55	(b)	$9.17	$10.39
Institutional Class Shares	$10.45		$10.75	$9.54		$9.17	$10.43
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.89		$11.16	$9.96		$9.56	$10.83
Maximum Sales Charge:
Class A Shares	4.25%		4.25%	4.25%		4.25%	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2013 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

74

Statements of Assets and Liabilities (continued)

October 31, 2013

	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund
Assets:
Investments, at value	$101,327,785	$13,898,616	$11,890,847
Repurchase agreements, at value	2,362,000	–	296,000

Total investments	103,689,785	13,898,616	12,186,847

Cash	439	56,558	971
Interest receivable	1,355,528	37,743	253,628
Receivable for investments sold	–	–	63,273
Receivable from adviser	18,858	8,330	17,282
Unrealized appreciation on forward foreign currency exchange contracts	–	–	812
Open swap contracts, at value	–	–	100,399
Prepaid expenses	27,118	15,236	5,841

Total assets	105,091,728	14,016,483	12,629,053

Liabilities:
Payable for investments purchased	902,514	–	105,000
Distributions payable	65,881	1,550	107
Payable for capital shares redeemed	56,046	–	1,300
Open swap contracts, at value	–	–	40,304
Unrealized depreciation on forward foreign currency exchange contracts	–	–	383
Accrued expenses and other payables:
Investment advisory fees	37,394	2,414	6,283
Printing fees	19,930	361	–
Transfer agent fees	10,010	650	717
Administration fees	7,039	966	838
Distribution fees	2,793	99	157
Custodian fees	533	820	766
Legal fees	1,580	199	265
Fund accounting fees	1,249	111	173
Administrative services fees	65	–	42
Other	9,418	8,217	7,889

Total liabilities	1,114,452	15,387	164,224

Net Assets	$103,977,276	$14,001,096	$12,464,829

Cost:
Investments	$95,190,838	$13,845,776	$11,954,893
Repurchase agreements	2,362,000	–	296,000
Up-front payments made on open swaps	–	–	97,008

Represented by:
Capital	$96,428,565	$13,914,159	$11,748,882
Accumulated net investment income/(loss)	(65,880)	3,867	36,377
Accumulated net realized gain from investments, futures contracts, swaps and foreign currency transactions	1,477,644	30,230	780,116
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	6,136,947	52,840	(100,546)

Net Assets	$103,977,276	$14,001,096	$12,464,829

Net Assets:
Class A Shares	$9,477,277	$465,635	$170,440
Class C Shares	788,320	–	143,564
Class R Shares	9,742	–	11,668
Institutional Service Class Shares	9,774	26,437	11,766
Institutional Class Shares(a)	93,692,163	13,509,024	12,127,391

Total	$103,977,276	$14,001,096	$12,464,829

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

75

Statements of Assets and Liabilities (concluded)

October 31, 2013

	Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short DurationBond Fund	Aberdeen U.S. HighYield Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	925,746		46,643	16,415
Class C Shares	77,092		–	13,831
Class R Shares	950		–	1,123
Institutional Service Class Shares	954		2,651	1,132
Institutional Class Shares	9,141,320	(a)	1,354,843	1,167,314

Total	10,146,062		1,404,137	1,199,815

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.24		$9.98	$10.38
Class C Shares (b)	$10.23		$–	$10.38
Class R Shares	$10.25		$–	$10.39
Institutional Service Class Shares	$10.25		$9.97	$10.39
Institutional Class Shares	$10.25	(a)	$9.97	$10.39
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.69		$10.42	$10.84
Maximum Sales Charge:
Class A Shares	4.25%		4.25%	4.25%

(a)	Formerly Class D shares.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

76

Statements of Operations

For the Year Ended October 31, 2013

	Aberdeen Asia Bond Fund	Aberdeen Core Fixed Income Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund
INVESTMENT INCOME:
Interest income	$16,974,294	$2,774,658	$467,347	$2,677,813	$657,465
Foreign tax withholding	(501,414)	–	(79)	(32,616)	(168)

	16,472,880	2,774,658	467,268	2,645,197	657,297

Expenses:
Investment advisory fees	2,073,524	303,151	74,459	363,749	158,586
Administration fees	239,867	62,088	6,165	30,094	16,018
Distribution fees Class A	6,449	10,546	25	1,932	5,820
Distribution fees Class C	5,796	28,697	99	3,850	7,202
Distribution fees Class R	52	–	49	12,125	–
Administrative services fees Class A	21	1,033	–	541	578
Administrative services fees Class R	–	–	–	5,663	–
Administrative service fees Institutional Service Class	33,219	–	–	–	36,483
Transfer agent fees	437,724	112,154	9,517	35,676	20,007
Registration and filing fees	72,830	92,109	70,951	64,119	60,041
Custodian fees	199,655	17,416	11,124	48,358	28,731
Audit fees	36,184	31,610	32,786	33,474	35,441
Printing fees	49,582	20,463	15,637	9,416	32,488
Fund accounting fees	49,491	9,410	916	3,512	2,519
Legal fees	16,434	3,996	5,426	2,914	1,361
Trustee fees	16,157	3,672	305	1,502	988
Other	40,855	8,633	3,119	4,916	6,132

Total operating expenses before reimbursed/waived expenses	3,277,840	704,978	230,578	621,841	412,395

Expenses reimbursed	(329,370)	(159,461)	(141,054)	(188,513)	(128,477)

Net expenses	2,948,470	545,517	89,524	433,328	283,918

Net Investment Income	13,524,410	2,229,141	377,744	2,211,869	373,379

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	4,700,664	(89,225)	(109,024)	(1,363,465)	683,412
Realized gain on futures contracts transactions	1,153,875	8,135	–	–	109,858
Realized gain/(loss) on foreign currency transactions	(1,262,823)	–	(7,893)	(569,182)	(402,504)

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	4,591,716	(81,090)	(116,917)	(1,932,647)	390,766

Net change in unrealized appreciation/depreciation on investment transactions	(31,491,558)	(2,977,468)	(467,641)	(3,941,619)	(1,429,919)
Net change in unrealized appreciation/depreciation on futures contracts	(889,551)	(10,931)	–	–	(46,002)
Net change in unrealized appreciation/depreciation on foreign currency transactions	(2,133,817)	–	(12,638)	151,098	(10,230)

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(34,514,926)	(2,988,399)	(480,279)	(3,790,521)	(1,486,151)

Net realized/unrealized loss from investments, futures contracts, swaps and foreign currency transactions	(29,923,210)	(3,069,489)	(597,196)	(5,723,168)	(1,095,385)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,398,800)	$(840,348)	$(219,452)	$(3,511,299)	$(722,006)

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

77

Statements of Operations (concluded)

For the Year Ended October 31, 2013

	Aberdeen Tax-Free Income Fund	Aberdeen Ultra-Short Duration Bond Fund	Aberdeen U.S. High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$4,401,018	$168,389	$1,255,017

	4,401,018	168,389	1,255,017

Expenses:
Investment advisory fees	474,319	30,928	102,202
Administration fees	68,401	9,422	10,518
Distribution fees Class A	26,570	1,138	575
Distribution fees Class C	13,610	–	1,084
Distribution fees Class R	33	–	56
Administrative services fees Class A	520	–	226
Registration and filing fees	60,566	64,266	98,806
Audit fees	27,676	29,643	33,430
Transfer agent fees	68,241	3,742	6,810
Printing fees	60,299	7,456	10,288
Fund accounting fees	10,408	1,243	1,598
Custodian fees	2,818	3,376	5,653
Legal fees	5,229	1,497	2,846
Trustee fees	4,069	592	627
Other	9,929	2,902	3,512

Total operating expenses before reimbursed/waived expenses	832,688	156,205	278,231

Expenses reimbursed	(111,413)	(93,213)	(140,020)
Recoupment of expenses previously reimbursed	12,363	–	–

Net expenses	733,638	62,992	138,211

Net Investment Income	3,667,380	105,397	1,116,806

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	1,500,618	32,624	678,241
Realized gain on swap contracts	–	–	138,789
Realized gain/(loss) on futures contracts transactions	–	(2,018)	–
Realized gain/(loss) on foreign currency transactions	–	–	(2,838)

Net realized gain from investments, futures contracts, swaps and foreign currency transactions	1,500,618	30,606	814,192

Net change in unrealized appreciation/depreciation on investment transactions	(7,123,793)	(65,568)	(216,961)
Net change in unrealized appreciation/depreciation on swap contracts	–	–	(51,874)
Net change in unrealized appreciation/depreciation on futures contracts	–	(342)	–
Net change in unrealized appreciation/depreciation on foreign currency transactions	–	–	(7,578)

Net change in unrealized appreciation/depreciation from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(7,123,793)	(65,910)	(276,413)

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(5,623,175)	(35,304)	537,779

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,955,795)	$70,093	$1,654,585

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

78

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$13,524,410	$19,052,642	$2,229,141	$2,673,408	$377,744
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	4,591,716	8,698,648	(81,090)	2,827,582	(116,917)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(34,514,926)	6,750,210	(2,988,399)	1,552,252	(480,279)

Changes in net assets resulting from operations	(16,398,800)	34,501,500	(840,348)	7,053,242	(219,452)

Distributions to Shareholders From:
Net investment income:
Class A	(54,787)	(13,108)	(83,189)	(99,538)	(223)
Class C	(9,703)	(1,180)	(35,722)	(14,959)	(156)
Class R	(215)	(151)	–	–	(200)
Institutional Service Class	(310,654)	(409,423)	(578)	(484)	(246)
Institutional Class	(10,970,250)	(24,454,184)	(2,109,930)	(2,559,624)	(244,810)
Net realized gains:
Class A	(8,100)	–	(118,288)	(33,783)	–
Class C	(3,123)	–	(79,992)	(1,655)	–
Class R	(64)	–	–	–	–
Institutional Service Class	(81,867)	–	(694)	(111)	–
Institutional Class	(2,871,283)	–	(2,644,606)	(878,383)	–

Change in net assets from shareholder distributions	(14,310,046)	(24,878,046)	(5,072,999)	(3,588,537)	(245,635)

Change in net assets from capital transactions	(204,909,316)	(183,133,565)	(8,294,529)	2,792,718	10,245,635

Change in net assets	(235,618,162)	(173,510,111)	(14,207,876)	6,257,423	9,780,548

Net Assets:
Beginning of year	481,795,596	655,305,707	110,258,904	104,001,481	–

End of year	$246,177,434	$481,795,596	$96,051,028	$110,258,904	$9,780,548

Accumulated net investment income at end of year	$988,471	$2,706,340	$344,200	$174,668	$96,442

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

79

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$5,250,253	$1,249,694	$903,633	$913,488	$10,000
Dividends reinvested	62,145	13,108	183,250	116,952	223
Cost of shares redeemed (a)	(4,358,347)	(36,954)	(1,328,907)	(1,028,731)	–

Total Class A	954,051	1,225,848	(242,024)	1,709	10,223

Class C Shares
Proceeds from shares issued	314,170	384,649	383,266	2,791,868	10,000
Dividends reinvested	6,901	325	113,509	15,631	156
Cost of shares redeemed (a)	(28,128)	–	(518,731)	(117,597)	–

Total Class C	292,943	384,974	(21,956)	2,689,902	10,156

Class R Shares
Proceeds from shares issued	–	10,000	–	–	10,000
Dividends reinvested	279	151	–	–	200

Total Class R	279	10,151	–	–	10,200

Institutional Service Class Shares
Proceeds from shares issued	5,488,325	4,374,702	–	23,452	10,000
Dividends reinvested	391,820	409,423	1,270	585	246
Cost of shares redeemed (a)	(6,113,808)	(1,734,474)	(29)	(3,380)	–

Total Institutional Service Class	(233,663)	3,049,651	1,241	20,657	10,246

Institutional Class Shares
Proceeds from shares issued	192,432,479	112,945,244	15,320,246	46,362,386	9,960,000
Dividends reinvested	11,985,396	22,734,670	4,751,724	3,423,853	244,810
Cost of shares redeemed (a)	(410,340,801)	(323,484,103)	(28,103,760)	(49,705,789)	–

Total Institutional Class	(205,922,926)	(187,804,189)	(8,031,790)	80,450	10,204,810

Change in net assets from capital transactions:	$(204,909,316)	$(183,133,565)	$(8,294,529)	$2,792,718	$10,245,635

(a)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

80

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Core Fixed Income Fund		Aberdeen Emerging Markets Debt Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013
SHARE TRANSACTIONS:
Class A Shares
Issued	468,532	115,448	83,216	82,375	1,000
Reinvested	5,706	1,201	16,775	10,615	23
Redeemed	(414,111)	(3,476)	(123,386)	(93,295)	–

Total Class A Shares	60,127	113,173	(23,395)	(305)	1,023

Class C Shares
Issued	28,358	34,948	34,877	249,792	1,000
Reinvested	627	30	10,395	1,403	16
Redeemed	(2,524)	–	(48,038)	(10,613)	–

Total Class C Shares	26,461	34,978	(2,766)	240,582	1,016

Class R Shares
Issued	–	919	–	–	1,000
Reinvested	25	14	–	–	20

Total Class R Shares	25	933	–	–	1,020

Institutional Service Class Shares
Issued	496,508	402,754	–	2,099	1,000
Reinvested	35,573	38,614	116	53	25
Redeemed	(574,735)	(160,471)	(3)	(302)	–

Total Institutional Service Class Shares	(42,654)	280,897	113	1,850	1,025

Institutional Class Shares
Issued	17,328,642	10,413,439	1,413,854	4,162,494	996,000
Reinvested	1,085,194	2,154,131	432,353	308,931	24,960
Redeemed	(37,632,173)	(29,848,357)	(2,566,203)	(4,485,552)	–

Total Institutional Class Shares	(19,218,337)	(17,280,787)	(719,996)	(14,127)	1,020,960

Total change in shares:	(19,174,378)	(16,850,806)	(746,044)	228,000	1,025,044

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

81

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013		Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,211,869	$1,592,576	$373,379	$543,171	$3,667,380		$3,980,248
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(1,932,647)	(1,578,971)	390,766	47,256	1,500,618		1,002,370
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(3,790,521)	1,801,939	(1,486,151)	524,131	(7,123,793)		5,068,247

Changes in net assets resulting from operations	(3,511,299)	1,815,544	(722,006)	1,114,558	(1,955,795)		10,050,865

Distributions to Shareholders From:
Net investment income:
Class A	(10,767)	(2,405)	–	(73,953)	(325,807)		(347,494)
Class C	(4,525)	(479)	–	(18,409)	(31,387)		(54,870)
Class R	(26,161)	(2,120)	–	–	(187	)(a)	–
Institutional Service Class	(171)	(64)	–	(734,597)	(221	)(a)	–
Institutional Class	(645,582)	(181,839)	–	(6,819)	(3,309,777	)(b)	(3,577,880)
Net realized gains:
Class A	–	(4,469)	–	–	(98,516)		(12,369)
Class C	–	(3,177)	–	–	(20,999)		(2,470)
Class R	–	(4,951)	–	–	–		–
Institutional Service Class	–	(100)	–	–	–		–
Institutional Class	–	(282,057)	–	–	(880,763	)(b)	(119,291)
Tax return of capital:
Class A	–	(6,568)	–	–	–		–
Class C	–	(3,492)	–	–	–		–
Class R	–	(6,755)	–	–	–		–
Institutional Service Class	–	(155)	–	–	–		–
Institutional Class	–	(443,186)	–	–	–		–

Change in net assets from shareholder distributions	(687,206)	(941,817)	–	(833,778)	(4,667,657)		(4,114,374)

Change in net assets from capital transactions	25,987,268	(1,123,248)	(5,536,023)	(5,941,258)	(7,543,576)		(2,364,160)

Change in net assets	21,788,763	(249,521)	(6,258,029)	(5,660,478)	(14,167,028)		3,572,331

Net Assets:
Beginning of year	30,514,595	30,764,116	29,766,004	35,426,482	118,144,304		114,571,973

End of year	$52,303,358	$30,514,595	$23,507,975	$29,766,004	$103,977,276		$118,144,304

Accumulated net investment income/(loss) at end of year	$(341,688)	$(240,669)	$137,755	$(147,476)	$(65,880)		$(88,726)

(a)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Formerly Class D shares.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

82

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013		Year Ended October 31, 2012

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$753,799	$681,725	$149,184	$238,016	$1,097,177		$1,649,198
Dividends reinvested	10,605	13,009	–	48,444	311,140		232,657
Cost of shares redeemed (c)	(559,121)	(272,512)	(971,619)	(703,814)	(2,707,819)		(1,213,732)

Total Class A	205,283	422,222	(822,435)	(417,354)	(1,299,502)		668,123

Class C Shares
Proceeds from shares issued	234,240	79,100	42,340	118,471	378,210		561,093
Dividends reinvested	3,696	4,947	–	11,625	16,700		14,530
Cost of shares redeemed (c)	(152,219)	(166,205)	(462,041)	(231,704)	(1,936,762)		(343,755)

Total Class C	85,717	(82,158)	(419,701)	(101,608)	(1,541,852)		231,868

Class R Shares
Proceeds from shares issued	2,676,920	1,339,217	–	–	10,000	(a)	–
Dividends reinvested	26,161	13,826	–	–	182	(a)	–
Cost of shares redeemed (c)	(1,253,946)	(104,128)	–	–	–		–

Total Class R	1,449,135	1,248,915	–	–	10,182	(a)	–

Institutional Service Class Shares
Proceeds from shares issued	–	–	1,141,033	1,152,206	10,000	(a)	–
Dividends reinvested	171	318	–	694,226	215	(a)	–
Cost of shares redeemed (c)	–	–	(6,155,658)	(8,064,473)	–		–

Total Institutional Service Class	171	318	(5,014,625)	(6,218,041)	10,215	(a)	–

Institutional Class Shares
Proceeds from shares issued	38,620,966	16,659,715	1,360,799	1,027,871	103,345,917	(b)	841,433
Dividends reinvested	551,921	769,194	–	5,605	3,143,000	(b)	2,707,238
Cost of shares redeemed (c)	(14,925,925)	(20,141,454)	(640,061)	(237,731)	(111,211,536	)(b)	(6,812,822)

Total Institutional Class	24,246,962	(2,712,545)	720,738	795,745	(4,722,619	)(b)	(3,264,151)

Change in net assets from capital transactions:	$25,987,268	$(1,123,248)	$(5,536,023)	$(5,941,258)	$(7,543,576)		$(2,364,160)

(a)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Formerly Class D shares.
(c)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

83

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Debt Local Currency Fund		Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013		Year Ended October 31, 2012
SHARE TRANSACTIONS:
Class A Shares
Issued	77,947	73,967	14,185	22,859	103,168		154,902
Reinvested	1,085	1,384	–	4,719	29,475		21,758
Redeemed	(59,614)	(28,776)	(94,186)	(67,652)	(258,231)		(113,666)

Total Class A Shares	19,418	46,575	(80,001)	(40,074)	(125,588)		62,994

Class C Shares
Issued	23,715	8,267	4,100	11,543	36,524		52,410
Reinvested	376	544	–	1,139	1,573		1,359
Redeemed	(16,174)	(17,434)	(45,134)	(22,546)	(183,230)		(32,237)

Total Class C Shares	7,917	(8,623)	(41,034)	(9,864)	(145,133)		21,532

Class R Shares
Issued	277,046	142,645	–	–	933	(a)	–
Reinvested	2,677	1,436	–	–	17	(a)	–
Redeemed	(137,556)	(11,032)	–	–	–		–

Total Class R Shares	142,167	133,049	–	–	950	(a)	–

Institutional Service Class Shares
Issued	–	–	109,609	111,093	933	(a)	–
Reinvested	17	34	–	67,588	21	(a)	–
Redeemed	–	–	(597,379)	(774,594)	–		–

Total Institutional Service Class Shares	17	34	(487,770)	(595,913)	954	(a)	–

Institutional Class Shares
Issued	3,975,153	1,798,771	131,867	98,649	9,640,917	(b)	78,545
Reinvested	56,750	83,056	–	535	297,415	(b)	253,052
Redeemed	(1,656,437)	(2,197,533)	(62,550)	(22,940)	(10,393,368	)(b)	(637,963)

Total Institutional Class Shares	2,375,466	(315,706)	69,317	76,244	(455,036	)(b)	(306,366)

Total change in shares:	2,544,985	(144,671)	(539,488)	(569,607)	(723,853)		(221,840)

(a)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(b)	Formerly Class D shares.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

84

Statements of Changes in Net Assets (continued)

	Aberdeen Ultra-Short Duration Bond Fund		Aberdeen U.S. High Yield Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Period Ended October 31, 2012 (a)

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$105,397	$239,969	$1,116,806	$719,487
Net realized gain from investments, futures contracts, swaps and foreign currency transactions	30,606	136,023	814,192	174,686
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(65,910)	116,248	(276,413)	175,867

Changes in net assets resulting from operations	70,093	492,240	1,654,585	1,070,040

Distributions to Shareholders From:
Net investment income:
Class A	(2,009)	(762)	(15,439)	(2,579)
Class C	–	–	(6,341)	(983)
Class R	–	–	(696)	(441)
Institutional Service Class	(286)	(100)	(759)	(476)
Institutional Class	(103,102)	(239,145)	(1,093,478)	(704,908)
Net realized gains:
Class A	(3,772)	(33)	(756)	–
Class C	–	–	(1,015)	–
Class R	–	–	(114)	–
Institutional Service Class	(214)	–	(114)	–
Institutional Class	(126,900)	(20,641)	(180,638)	–

Change in net assets from shareholder distributions	(236,283)	(260,681)	(1,299,350)	(709,387)

Change in net assets from capital transactions	(4,160,762)	(17,076,446)	(4,946,600)	16,695,541

Change in net assets	(4,326,952)	(16,844,887)	(4,591,365)	17,056,194

Net Assets:
Beginning of year	18,328,048	35,172,935	17,056,194	–

End of year	$14,001,096	$18,328,048	$12,464,829	$17,056,194

Accumulated net investment income/(loss) at end of year	$3,867	$3,867	$36,377	$2,213

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

85

Statements of Changes in Net Assets (continued)

	Aberdeen Ultra-Short Duration Bond Fund		Aberdeen U.S. High Yield Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Period Ended October 31, 2012 (a)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$121,619	$478,351	$488,747	$66,955
Dividends reinvested	5,747	789	15,358	2,579
Cost of shares redeemed (b)	(31,341)	(106,492)	(394,757)	–

Total Class A	96,025	372,648	109,348	69,534

Class C Shares
Proceeds from shares issued	–	–	81,191	55,907
Dividends reinvested	–	–	4,312	678
Cost of shares redeemed (b)	–	–	(1,417)	–

Total Class C	–	–	84,086	56,585

Class R Shares
Proceeds from shares issued	–	–	–	10,000
Dividends reinvested	–	–	809	441

Total Class R	–	–	809	10,441

Institutional Service Class Shares
Proceeds from shares issued	70,307	26,075	–	10,000
Dividends reinvested	492	100	872	476
Cost of shares redeemed (b)	(70,209)	–	–	–

Total Institutional Service Class	590	26,175	872	10,476

Institutional Class Shares
Proceeds from shares issued	10,351,585	29,266,100	1,568,692	16,406,596
Dividends reinvested	103,033	44,281	1,268,232	697,149
Cost of shares redeemed (b)	(14,711,995)	(46,785,650)	(7,978,639)	(555,240)

Total Institutional Class	(4,257,377)	(17,475,269)	(5,141,715)	16,548,505

Change in net assets from capital transactions:	$(4,160,762)	$(17,076,446)	$(4,946,600)	$16,695,541

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(b)	Includes redemption fees, if any.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

86

Statements of Changes in Net Assets (concluded)

	Aberdeen Ultra-Short Duration Bond Fund		Aberdeen U.S. High Yield Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Period Ended October 31, 2012 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	12,085	47,613	46,698	6,718
Reinvested	575	78	1,496	259
Redeemed	(3,129)	(10,579)	(38,756)	–

Total Class A Shares	9,531	37,112	9,438	6,977

Class C Shares
Issued	–	–	7,942	5,539
Reinvested	–	–	420	68
Redeemed	–	–	(138)	–

Total Class C Shares	–	–	8,224	5,607

Class R Shares
Issued	–	–	–	1,000
Reinvested	–	–	79	44

Total Class R Shares	–	–	79	1,044

Institutional Service Class Shares
Issued	7,038	2,603	–	1,000
Reinvested	49	10	84	48
Redeemed	(7,049)	–	–	–

Total Institutional Service Class Shares	38	2,613	84	1,048

Institutional Class Shares
Issued	1,036,793	2,916,421	153,194	1,648,002
Reinvested	10,326	4,410	123,234	69,943
Redeemed	(1,471,642)	(4,658,758)	(772,479)	(54,580)

Total Institutional Class Shares	(424,523)	(1,737,927)	(496,051)	1,663,365

Total change in shares:	(414,954)	(1,698,202)	(478,226)	1,678,041

(a)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

87

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest - ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$11.26	$0.34	$(0.85)	$(0.51)	$(0.25)	$(0.07)	$–	$(0.32)	$–	$10.43
Period Ended October 31, 2012 (g)	10.92	0.23	0.29	0.52	(0.18)	–	–	(0.18)	–	11.26
Class C Shares
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	–	(0.27)	–	10.37
Period Ended October 31, 2012 (g)	10.92	0.17	0.31	0.48	(0.16)	–	–	(0.16)	–	11.24
Class R Shares
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	–	(0.30)	–	10.42
Period Ended October 31, 2012 (g)	10.92	0.22	0.29	0.51	(0.16)	–	–	(0.16)	–	11.27
Institutional Service Class Shares
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	–	(0.32)	–	10.43
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	–	(0.45)	–	11.27
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	–	(0.87)	–	10.99
Period Ended October 31, 2010 (i)	10.36	0.37	0.86	1.23	(0.15)	–	–	(0.15)	–	11.44
Institutional Class Shares
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	–	(0.34)	–	10.45
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	–	(0.47)	–	11.27
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	–	(0.89)	–	11.00
Year Ended October 31, 2010	10.04	0.42	1.13	1.55	(0.15)	–	–	(0.15)	–	11.44
Year Ended October 31, 2009	7.94	0.37	2.05	2.42	–	–	(0.32)	(0.32)	–	10.04

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

88

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(4.64%)		$1,807	0.95%	3.18%	1.03%	77.93%
4.87%		1,275	0.92%	3.14%	0.99%	62.96%

(5.46	%)(h)	637	1.70%	2.39%	1.78%	77.93%
4.44%		393	1.67%	2.31%	1.74%	62.96%

(5.04%)		10	1.20%	2.84%	1.28%	77.93%
4.76%		11	1.17%	2.97%	1.24%	62.96%

(4.74%)		11,083	0.95%	3.09%	1.03%	77.93%
6.93%		12,449	0.93%	3.21%	0.97%	62.96%
3.75%		9,059	0.91%	3.57%	0.92%	71.15%
12.20%		1,654	0.65%	4.02%	0.80%	42.77%

(4.40%)		232,639	0.70%	3.27%	0.78%	77.93%
7.07	%(h)	467,668	0.69%	3.46%	0.72%	62.96%
3.97%		646,246	0.66%	3.84%	0.67%	71.15%
15.55%		536,080	0.65%	3.88%	0.71%	42.77%
30.73%		253,573	0.65%	4.10%	0.68%	83.54%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from January 5, 2010 (commencement of operations) through October 31, 2010.

2013 Annual Report

89

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares (g)
Year Ended October 31, 2013	$11.32	$0.21	$(0.33)	$(0.12)	$(0.21)	$(0.30)	$(0.51)	$–	$10.69
Year Ended October 31, 2012	10.94	0.26	0.47	0.73	(0.26)	(0.09)	(0.35)	–	11.32
Year Ended October 31, 2011	11.61	0.35	0.08	0.43	(0.39)	(0.71)	(1.10)	–	10.94
Period Ended October 31, 2010 (h)	11.44	0.12	0.14	0.26	(0.09)	–	(0.09)	–	11.61
Year Ended July 31, 2010	10.99	0.41	0.43	0.84	(0.38)	(0.01)	(0.39)	–	11.44
Year Ended July 31, 2009	10.70	0.44	0.28	0.72	(0.43)	–	(0.43)	–	10.99
Class C Shares (g)
Year Ended October 31, 2013	11.31	0.14	(0.34)	(0.20)	(0.14)	(0.30)	(0.44)	–	10.67
Year Ended October 31, 2012	10.92	0.17	0.50	0.67	(0.19)	(0.09)	(0.28)	–	11.31
Year Ended October 31, 2011	11.57	0.25	0.12	0.37	(0.31)	(0.71)	(1.02)	–	10.92
Period Ended October 31, 2010 (h)	11.42	0.09	0.13	0.22	(0.07)	–	(0.07)	–	11.57
Year Ended July 31, 2010	10.97	0.31	0.45	0.76	(0.30)	(0.01)	(0.31)	–	11.42
Year Ended July 31, 2009	10.67	0.36	0.29	0.65	(0.35)	–	(0.35)	–	10.97
Institutional Service Class Shares (g)
Year Ended October 31, 2013	11.39	0.25	(0.34)	(0.09)	(0.25)	(0.30)	(0.55)	–	10.75
Year Ended October 31, 2012	10.99	0.29	0.50	0.79	(0.30)	(0.09)	(0.39)	–	11.39
Year Ended October 31, 2011	11.61	0.39	0.12	0.51	(0.42)	(0.71)	(1.13)	–	10.99
Period Ended October 31, 2010 (h)	11.47	0.13	0.12	0.25	(0.11)	–	(0.11)	–	11.61
Period Ended July 31, 2010(i)	11.40	0.02	0.07	0.09	(0.02)	–	(0.02)	–	11.47
Institutional Class Shares (g)
Year Ended October 31, 2013	11.39	0.25	(0.34)	(0.09)	(0.25)	(0.30)	(0.55)	–	10.75
Year Ended October 31, 2012	11.00	0.30	0.48	0.78	(0.30)	(0.09)	(0.39)	–	11.39
Year Ended October 31, 2011	11.67	0.39	0.07	0.46	(0.42)	(0.71)	(1.13)	–	11.00
Period Ended October 31, 2010 (h)	11.51	0.13	0.13	0.26	(0.10)	–	(0.10)	–	11.67
Year Ended July 31, 2010	11.05	0.41	0.47	0.88	(0.41)	(0.01)	(0.42)	–	11.51
Year Ended July 31, 2009	10.76	0.47	0.28	0.75	(0.46)	–	(0.46)	–	11.05

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

90

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(1.01%)	$3,912	0.77%	1.97%	0.93%	313.91%
6.89%	4,409	0.78%	2.38%	0.88%	370.19%
4.24%	4,262	0.74%	3.24%	0.79%	377.38%
2.31%	2,985	0.72%	4.19%	0.72%	166.80%
7.81%	3,085	1.07%	3.38%	1.35%	84.40%
6.93%	3,356	1.01%	4.10%	1.31%	46.98%

(1.82%)	2,724	1.50%	1.24%	1.66%	313.91%
6.23%	2,918	1.50%	1.50%	1.61%	370.19%
3.56%	191	1.49%	2.37%	1.54%	377.38%
2.04%	17	1.47%	3.25%	1.47%	166.80%
7.03%	10	1.80%	2.78%	1.95%	84.40%
6.24%	462	1.76%	3.36%	1.91%	46.98%

(0.81%)	26	0.50%	2.25%	0.66%	313.91%
7.26%	26	0.50%	2.62%	0.60%	370.19%
4.55%	5	0.43%	3.58%	0.54%	377.38%
2.32%	1	0.39%	4.58%	0.39%	166.80%
0.79%	1	0.33%	3.31%	0.38%	84.40%

(0.81%)	89,390	0.50%	2.25%	0.66%	313.91%
7.25%	102,907	0.50%	2.66%	0.60%	370.19%
4.49%	99,545	0.49%	3.53%	0.54%	377.38%
2.28%	182,775	0.47%	4.43%	0.47%	166.80%
8.12%	196,885	0.76%	3.64%	0.90%	84.40%
7.15%	198,268	0.76%	4.32%	0.91%	46.98%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Information presented for the periods prior to July 12, 2010, reflects the Pacific Capital High Grade Core Fixed Income Fund.
(h)	The Fund changed its fiscal year end from July 31 to October 31. This line represents the period from August 1, 2010 to October 31, 2010.
(i)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.

2013 Annual Report

91

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$10.00	$0.35	$(0.59)	$(0.24)	$(0.22)	$(0.22)	$9.54
Class C Shares
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	(0.15)	9.53
Class R Shares
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	(0.20)	9.54
Institutional Service Class Shares
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	(0.24)	9.55
Institutional Class Shares
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	(0.24)	9.54

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

92

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(2.43%)		$10	1.15%	3.58%	2.57%	55.26%

(3.20	%)(g)	10	1.90%	2.83%	3.32%	55.26%

(2.66%)		10	1.40%	3.34%	2.82%	55.26%

(2.11	%)(g)	10	0.90%	3.83%	2.32%	55.26%

(2.21%)		9,742	0.90%	3.81%	2.32%	55.26%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Annual Report

93

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$9.65	$0.44	$(0.79)	$(0.35)	$(0.15)	$–	$–	$(0.15)	$9.15
Year Ended October 31, 2012	9.30	0.49	0.15	0.64	(0.05)	(0.10)	(0.14)	(0.29)	9.65
Period Ended October 31, 2011 (g)	10.00	0.21	(0.77)	(0.56)	(0.07)	(0.03)	(0.04)	(0.14)	9.30
Class C Shares
Year Ended October 31, 2013	9.63	0.37	(0.78)	(0.41)	(0.11)	–	–	(0.11)	9.11
Year Ended October 31, 2012	9.28	0.42	0.14	0.56	(0.01)	(0.10)	(0.10)	(0.21)	9.63
Period Ended October 31, 2011 (g)	10.00	0.18	(0.77)	(0.59)	(0.06)	(0.03)	(0.04)	(0.13)	9.28
Class R Shares
Year Ended October 31, 2013	9.64	0.40	(0.78)	(0.38)	(0.13)	–	–	(0.13)	9.13
Year Ended October 31, 2012	9.30	0.44	0.18	0.62	(0.04)	(0.10)	(0.14)	(0.28)	9.64
Period Ended October 31, 2011 (g)	10.00	0.20	(0.77)	(0.57)	(0.06)	(0.03)	(0.04)	(0.13)	9.30
Institutional Service Class Shares
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.30	0.51	0.15	0.66	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011 (g)	10.00	0.22	(0.77)	(0.55)	(0.08)	(0.03)	(0.04)	(0.15)	9.30
Institutional Class Shares
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.31	0.51	0.14	0.65	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011 (g)	10.00	0.23	(0.77)	(0.54)	(0.08)	(0.03)	(0.04)	(0.15)	9.31

(a) Net investment income (loss) is based on average shares outstanding during the period.

(b) Excludes sales charge.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

94

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(3.77%)		$678	1.22%	4.61%	1.63%	86.05%
7.05%		528	1.17%	5.25%	2.10%	74.49%
(5.60%)		76	1.15%	4.50%	2.07%	34.36%

(4.38%)		331	1.90%	3.88%	2.31%	86.05%
6.13%		274	1.90%	4.49%	2.83%	74.49%
(5.94%)		344	1.90%	3.80%	2.80%	34.36%

(4.06%)		2,521	1.63%	4.26%	2.04%	86.05%
6.79%		1,292	1.65%	4.67%	2.58%	74.49%
(5.73%)		9	1.40%	4.11%	2.33%	34.36%

(3.39%)		10	0.90%	4.87%	1.31%	86.05%
7.26%		10	0.90%	5.49%	1.83%	74.49%
(5.54%)		9	0.90%	4.60%	1.83%	34.36%

(3.39%)		48,763	0.90%	4.91%	1.31%	86.05%
7.15	%(h)	28,411	0.90%	5.49%	1.83%	74.49%
(5.54%)		30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2013 Annual Report

95

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$10.61	$0.14	$(0.38)	$(0.24)	$–	$–	$–	$10.37
Year Ended October 31, 2012	10.50	0.17	0.19	0.36	(0.25)	(0.25)	–	10.61
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Year Ended October 31, 2010	10.42	0.23	0.53	0.76	(0.29)	(0.29)	–	10.89
Year Ended October 31, 2009	9.08	0.26	1.76	2.02	(0.68)	(0.68)	–	10.42
Class C Shares
Year Ended October 31, 2013	10.55	0.06	(0.38)	(0.32)	–	–	–	10.23
Year Ended October 31, 2012	10.44	0.09	0.21	0.30	(0.19)	(0.19)	–	10.55
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Year Ended October 31, 2010	10.38	0.15	0.54	0.69	(0.23)	(0.23)	–	10.84
Year Ended October 31, 2009	9.07	0.19	1.75	1.94	(0.63)	(0.63)	–	10.38
Institutional Service Class Shares
Year Ended October 31, 2013	10.62	0.15	(0.38)	(0.23)	–	–	–	10.39
Year Ended October 31, 2012	10.51	0.18	0.19	0.37	(0.26)	(0.26)	–	10.62
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Year Ended October 31, 2010	10.44	0.26	0.52	0.78	(0.32)	(0.32)	–	10.90
Year Ended October 31, 2009	9.09	0.29	1.75	2.04	(0.69)	(0.69)	–	10.44
Institutional Class Shares
Year Ended October 31, 2013	10.64	0.17	(0.38)	(0.21)	–	–	–	10.43
Year Ended October 31, 2012	10.52	0.17	0.23	0.40	(0.28)	(0.28)	–	10.64
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52
Year Ended October 31, 2010	10.45	0.24	0.53	0.77	(0.31)	(0.31)	–	10.91
Period Ended October 31, 2009 (g)	9.80	0.07	0.63	0.70	(0.05)	(0.05)	–	10.45

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

96

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(2.26%)	$1,888	1.16%	1.32%	1.64%	208.61%
3.56%	2,781	1.21%	1.61%	1.51%	135.98%
1.34%	3,172	1.22%	2.13%	1.38%	199.69%
7.53%	4,053	1.20%	2.22%	1.69%	256.30%
23.12%	3,827	1.23%	2.69%	2.04%	186.07%

(3.03%)	518	1.89%	0.59%	2.37%	208.61%
2.90%	967	1.95%	0.86%	2.25%	135.98%
0.51%	1,060	1.95%	1.38%	2.11%	199.69%
6.76%	1,237	1.95%	1.44%	2.45%	256.30%
22.17%	916	1.95%	1.95%	2.76%	186.07%

(2.17%)	19,547	1.05%	1.44%	1.53%	208.61%
3.64%	25,168	1.13%	1.69%	1.42%	135.98%
1.58%	31,156	0.99%	2.33%	1.31%	199.69%
7.66%	36,649	0.95%	2.47%	1.44%	256.30%
23.42%	40,289	0.95%	3.01%	1.77%	186.07%

(1.97%)	1,556	0.87%	1.65%	1.37%	208.61%
3.93%	850	0.95%	1.68%	1.25%	135.98%
1.60%	38	0.95%	2.35%	1.11%	199.69%
7.64%	26	0.95%	2.29%	1.47%	256.30%
7.12%	5	0.95%	2.44%	1.44%	186.07%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from July 20, 2009 (commencement of operations) through October 31, 2009.

2013 Annual Report

97

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Invest ments	Total from Invest ment Activities	Net Invest ment Income	Net Realized Gains	Total Distri butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013 (f)	$10.86	$0.32	$(0.53)	$(0.21)	$(0.32)	$(0.09)	$(0.41)	$10.24
Year Ended October 31, 2012 (f)	10.32	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	10.86
Year Ended October 31, 2011 (f)	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	(0.37)	10.32
Year Ended October 31, 2010 (f)	10.06	0.39	0.27	0.66	(0.35)	–	(0.35)	10.37
Year Ended October 31, 2009	9.38	0.39	0.68	1.07	(0.39)	–	(0.39)	10.06
Class C Shares
Year Ended October 31, 2013 (f)	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	(0.33)	10.23
Year Ended October 31, 2012 (f)	10.31	0.26	0.55	0.81	(0.26)	(0.01)	(0.27)	10.85
Year Ended October 31, 2011 (f)	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	(0.29)	10.31
Year Ended October 31, 2010 (f)	10.04	0.30	0.27	0.57	(0.27)	–	(0.27)	10.34
Year Ended October 31, 2009	9.36	0.31	0.68	0.99	(0.31)	–	(0.31)	10.04
Class R Shares
Period Ended October 31, 2013 (f)(g)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	(0.20)	10.25
Institutional Service Class Shares
Period Ended October 31, 2013 (f)(g)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	(0.23)	10.25
Institutional Class Shares (h)
Year Ended October 31, 2013 (f)	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	(0.44)	10.25
Year Ended October 31, 2012 (f)	10.33	0.37	0.55	0.92	(0.37)	(0.01)	(0.38)	10.87
Year Ended October 31, 2011 (f)	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	(0.39)	10.33
Year Ended October 31, 2010 (f)	10.06	0.41	0.27	0.68	(0.37)	–	(0.37)	10.37
Year Ended October 31, 2009	9.38	0.41	0.68	1.09	(0.41)	–	(0.41)	10.06

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

98

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

(1.93%)	$9,477	0.88%	3.07%	0.98%	6.11%
8.74%	11,416	0.94%	3.18%	0.94%	13.27%
3.20%	10,200	0.94%	3.44%	0.94%	11.48%
6.64%	9,879	0.93%	3.43%	0.94%	15.29%
11.55%	9,023	0.92%	3.93%	1.11%	39.66%

(2.66%)	788	1.62%	2.31%	1.73%	6.11%
7.95%	2,410	1.68%	2.43%	1.68%	13.27%
2.64%	2,069	1.68%	2.69%	1.68%	11.48%
5.77%	2,854	1.68%	2.70%	1.69%	15.29%
10.74%	3,900	1.68%	3.17%	1.87%	39.66%

(2.53%)	10	1.12%	2.82%	1.27%	6.11%

(2.19%)	10	0.62%	3.32%	0.77%	6.11%

(1.67%)	93,692	0.62%	3.32%	0.72%	6.11%
9.02%	104,318	0.68%	3.43%	0.68%	13.27%
3.57%	102,304	0.68%	3.69%	0.68%	11.48%
6.91%	110,180	0.68%	3.68%	0.69%	15.29%
11.81%	110,362	0.68%	4.19%	0.88%	39.66%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.
(g)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(h)	Formerly Class D shares.

2013 Annual Report

99

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$10.09	$0.04	$(0.03)	$0.01	$(0.04)	$(0.08)	$(0.12)	$9.98
Period Ended October 31, 2012 (g)	10.00	0.05	0.09	0.14	(0.04)	(0.01)	(0.05)	10.09
Institutional Service Class Shares
Year Ended October 31, 2013	10.07	0.07	(0.02)	0.05	(0.07)	(0.08)	(0.15)	9.97
Period Ended October 31, 2012 (h)	10.00	0.06	0.07	0.13	(0.06)	–	(0.06)	10.07
Institutional Class Shares
Year Ended October 31, 2013	10.08	0.07	(0.03)	0.04	(0.07)	(0.08)	(0.15)	9.97
Year Ended October 31, 2012	10.00	0.07	0.09	0.16	(0.07)	(0.01)	(0.08)	10.08
Period Ended October 31, 2011 (j)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

100

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.16%		$466	0.65%	0.44%	1.25%	93.60%
1.40%		374	0.65%	0.51%	1.05%	166.04%

0.51%		26	0.40%	0.71%	1.00%	93.60%
1.28	%(i)	26	0.40%	0.75%	0.80%	166.04%

0.41	%(i)	13,509	0.40%	0.69%	1.00%	93.60%
1.60	%(i)	17,927	0.40%	0.72%	0.80%	166.04%
0.54%		35,173	0.40%	0.52%	0.74%	166.41%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 22, 2011 (commencement of operations) through October 31, 2012.
(h)	For the period from January 20, 2012 (commencement of operations) through October 31, 2012.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.

2013 Annual Report

101

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. High Yield Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2013	$10.16	$0.66	$0.33	$0.99	$(0.66)	$(0.11)	$(0.77)	$10.38
Period Ended October 31, 2012 (g)	10.00	0.49	0.12	0.61	(0.45)	–	(0.45)	10.16
Class C Shares
Year Ended October 31, 2013	10.15	0.57	0.36	0.93	(0.59)	(0.11)	(0.70)	10.38
Period Ended October 31, 2012 (g)	10.00	0.43	0.13	0.56	(0.41)	–	(0.41)	10.15
Class R Shares
Year Ended October 31, 2013	10.17	0.63	0.34	0.97	(0.64)	(0.11)	(0.75)	10.39
Period Ended October 31, 2012 (g)	10.00	0.46	0.14	0.60	(0.43)	–	(0.43)	10.17
Institutional Service Class Shares
Year Ended October 31, 2013	10.16	0.68	0.36	1.04	(0.70)	(0.11)	(0.81)	10.39
Period Ended October 31, 2012 (g)	10.00	0.49	0.14	0.63	(0.47)	–	(0.47)	10.16
Institutional Class Shares
Year Ended October 31, 2013	10.16	0.68	0.36	1.04	(0.70)	(0.11)	(0.81)	10.39
Period Ended October 31, 2012 (g)	10.00	0.50	0.13	0.63	(0.47)	–	(0.47)	10.16

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

102

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. High Yield Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

10.01%	$170	1.15%	6.37%	1.97%	130.94%
6.28%	71	1.05%	7.30%	2.09%	80.40%

9.44%	144	1.80%	5.58%	2.62%	130.94%
5.71%	57	1.80%	6.35%	2.84%	80.40%

9.86%	12	1.30%	6.06%	2.12%	130.94%
6.20%	11	1.30%	6.83%	2.34%	80.40%

10.54%	12	0.80%	6.57%	1.62%	130.94%
6.45%	11	0.80%	7.33%	1.84%	80.40%

10.54%	12,127	0.80%	6.57%	1.62%	130.94%
6.45%	16,907	0.80%	7.40%	1.84%	80.40%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.

2013 Annual Report

103

Notes to Financial Statements

October 31, 2013

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2013, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2013, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the eight (8) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Core Fixed Income Fund (“Core Fixed Income Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)
–	Aberdeen U.S. High Yield Bond Fund (“U.S. High Yield Bond Fund”)

The Aberdeen Emerging Markets Debt Fund commenced operations on November 1, 2012.

On December 5, 2012, the Board of Trustees of Aberdeen Funds, on behalf of the Tax-Free Income Fund, approved the conversion of all Class D shares of the Fund into Institutional Class shares of the Fund (the “Conversion”). The Conversion became effective February 25, 2013.

The Tax-Free Income Fund ceased to offer Class D shares prior to the Conversion, and began to offer Class R, Institutional Class and Institutional Service Class shares of the Fund after the Conversion.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars

(a)	Security Valuation

The Funds are required to value their securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper, and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Debt and other fixed-income securities are determined to be Level 2 investments.

Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the

Annual Report 2013

104

Notes to Financial Statements (continued)

October 31, 2013

circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity
Forward foreign currency contracts	Forward exchange rate quotations
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures

The following is a summary of the inputs used as of October 31, 2013 in valuing the Funds’ investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2– Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	99,110,780	–	99,110,780
Government Bonds	–	123,263,758	–	123,263,758
Government Agencies	–	11,740,300	–	11,740,300
Repurchase Agreement	–	5,642,000	–	5,642,000
Other Financial Instruments
Assets
Futures Contracts	350,425	–	–	350,425
Forward Foreign Currency Exchange Contracts	–	2,271,504	–	2,271,504
Liabilities
Futures Contracts	(1,320,575)	–	–	(1,320,575)
Forward Foreign Currency Exchange Contracts	–	(2,527,741)	–	(2,527,741)

	(970,150)	239,500,601	–	238,530,451

2013 Annual Report

105

Notes to Financial Statements (continued)

October 31, 2013

	LEVEL 1–Quoted Prices ($)	LEVEL 2– Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Core Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	8,478,117	–	8,478,117
Commercial Mortgage-Backed Securities	–	10,183,123	–	10,183,123
Residential Mortgage-Backed Securities	–	3,776,717	–	3,776,717
Corporate Bonds	–	29,253,840	–	29,253,840
Municipal Bonds	–	2,834,308	–	2,834,308
U.S. Agencies	–	31,322,793	–	31,322,793
U.S. Treasuries	–	9,474,020	–	9,474,020
Repurchase Agreement	–	2,316,000	–	2,316,000
Other Financial Instruments
Liabilities
Futures Contracts	(12,804)	–	–	(12,804)

	(12,804)	97,638,918	–	97,626,114

Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	1,092,610	–	1,092,610
Government Bonds	–	7,141,971	–	7,141,971
Government Agencies	–	160,750	–	160,750
Repurchase Agreement	–	1,115,000	–	1,115,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	47,909	–	47,909
Liabilities
Forward Foreign Currency Exchange Contracts	–	(60,551)	–	(60,551)

	–	9,497,689	–	9,497,689

Emerging Markets Debt Local Currency Fund
Investments in Securities
Corporate Bonds	–	5,206,420	–	5,206,420
Government Bonds	–	37,895,064	–	37,895,064
Government Agencies	–	3,444,459	–	3,444,459
Repurchase Agreement	–	4,492,000	–	4,492,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	471,891	–	471,891
Liabilities
Forward Foreign Currency Exchange Contracts	–	(210,337)	–	(210,337)

	–	51,299,497	–	51,299,497

Annual Report 2013

106

Notes to Financial Statements (continued)

October 31, 2013

	LEVEL 1–Quoted Prices ($)	LEVEL 2– Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	247,788	–	247,788
Commercial Mortgage-Backed Securities	–	741,433	–	741,433
Residential Mortgage-Backed Securities	–	451,621	–	451,621
Corporate Bonds	–	8,239,097	–	8,239,097
Municipal Bonds	–	212,230	–	212,230
Government Bonds	–	10,280,068	–	10,280,068
U.S. Agencies	–	1,557,654	–	1,557,654
U.S. Treasuries	–	850,324	–	850,324
Repurchase Agreement	–	388,000	–	388,000
Other Financial Instruments
Assets
Futures Contracts	56,241	–	–	56,241
Forward Foreign Currency Exchange Contracts	–	26,538	–	26,538
Liabilities
Futures Contracts	(75,110)	–	–	(75,110)
Forward Foreign Currency Exchange Contracts	–	(10,764)	–	(10,764)

	(18,869)	22,983,989	–	22,965,120

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	101,327,785	–	101,327,785
Repurchase Agreement	–	2,362,000	–	2,362,000

	–	103,689,785	–	103,689,785

U.S. High Yield Bond Fund
Investments in Securities
Corporate Bonds	–	11,890,847	–	11,890,847
Repurchase Agreement	–	296,000	–	296,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	812	–	812
Credit Default Swaps Contracts	–	36,993	–	36,993
Liabilities
Forward Foreign Currency Exchange Contracts	–	(383)	–	(383)
Credit Default Swaps Contracts	–	(73,906)	–	(73,906)

	–	12,150,363	–	12,150,363

2013 Annual Report

107

Notes to Financial Statements (continued)

October 31, 2013

	LEVEL 1–Quoted Prices ($)	LEVEL 2– Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	956,294	–	956,294
Corporate Bonds	–	8,403,444	–	8,403,444
U.S. Agencies	–	2,518,215	–	2,518,215
U.S. Treasuries	–	2,020,663	–	2,020,663

	–	13,898,616	–	13,898,616

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2013, there were no transfers between Levels.

For the year ended October 31, 2013, there have been no significant changes to the fair valuation methodologies.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

(e)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient

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manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

During the year, futures contracts were used to manage interest rate risk and raise the efficiency of one or more Funds. The Asia Bond Fund used futures contracts specifically to manage interest rate risk in Korea as well as to hedge duration risk with respect to the U.S. Dollar credit portfolio.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or

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rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. To the extent a Fund engages in transactions under these agreements, it is subject to counterparty risk, which is described with respect to swaps both above and below.

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps entered into by a Fund after June 10, 2013 can no longer be traded over the counter and became subject to various regulations and rules of the CFTC.

Credit Default Swaps

Certain Funds use credit default swap contracts to limit or reduce risk exposure of defaults of corporate and sovereign issuers (i.e., to reduce risk when a Fund owns or has exposure to such issuers), or to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which a Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation. During the year, credit default swaps were used in the U.S. High Yield Bond Fund to adjust its exposure to the high yield bond sector and/or sell/buy protection on the credit risk of individual issuers. Credit default swaps were also used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains.

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through the valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

Entering into a swap contract involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Notional principal amounts are used to express the extent of involvement in the transactions, but are not delivered under the contracts. Accordingly, credit risk is limited to any amounts receivable from the counterparty. To reduce credit risk from potential counterparty default, a Fund enters into swap contracts with counterparties whose creditworthiness has been approved by the Board. A Fund bears the interest rate and market risk arising from any change in index or

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security values or interest rates. During the year, the Asia Bond Fund had moderate usage of interest swaps to manage the Fund’s underlying interest rate risk. More specifically, this involves hedging or adding to duration while potentially reducing the need to transact in large bond trades.

Summary of Derivative Instruments

Each Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2013:

Asia Bond Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2013		Year Ended October 31, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$2,271,504	Unrealized depreciation on forward currency exchange contracts	$2,527,741
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$350,425	Unrealized depreciation on futures contracts	$1,320,575
Total		$2,621,929		$3,848,316

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$200,792	$(1,973,286)
Futures contracts
(interest rate risk)		$1,153,875	$(889,551)
Total		$1,354,667	$(2,862,837)

Core Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2013		Year Ended October 31, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$–	Unrealized depreciation on futures contracts	$12,804
Total		$–		$12,804

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Futures contracts
(interest rate risk)		$8,135	$(10,931)
Total		$8,135	$(10,931)

Emerging Markets Debt Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2013		Year Ended October 31, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$47,909	Unrealized depreciation on forward currency exchange contracts	$60,551
Total		$47,909		$60,551

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$1,079	$(12,642)
Total		$1,079	$(12,642)

Emerging Markets Debt Local Currency Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2013		Year Ended October 31, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$471,891	Unrealized depreciation on forward currency exchange contracts	$210,337
Total		$471,891		$210,337

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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) fromInvestments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$(375,062)	$153,298
Total		$(375,062)	$153,298

Global Fixed Income Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2013		Year Ended October 31, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$26,538	Unrealized depreciation on forward currency exchange contracts	$10,764
Futures contracts
(interest rate risk)*	Unrealized appreciation on futures contracts	$56,241	Unrealized depreciation on futures contracts	$75,110
Total		$82,779		$85,874

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$(470,528)	$(6,181)
Futures contracts
(interest rate risk)		$109,858	$(46,002)
Total		$(360,670)	$(52,183)

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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Ultra-Short Duration Bond Fund
Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Futures contracts
(interest rate risk)		$(2,018)	$(342)
Total		$(2,018)	$(342)

U.S. High Yield Bond Fund	Asset Derivatives			Liability Derivatives
	Year Ended October 31, 2013			Year Ended October 31, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit default swaps
(credit risk)	Unrealized appreciation on swap contracts	$36,993	*	Unrealized depreciation on swap contracts	$73,906	*
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$812		Unrealized depreciation on forward currency exchange contracts	$383
Total		$37,805			$74,289

*	Includes cumulative appreciation/depreciation on swap contracts as reported in the Schedule of Investments. Market value is reported within the Statement of Assets and Liabilities for swap contracts that have paid premiums.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Credit default swaps
(credit risk)		$138,789	$(51,874)
Forward foreign exchange contracts
(foreign exchange risk)		$(2,851)	$(7,396)
Total		$135,938	$(59,270)

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

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For Asia Bond Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2013. The volume of activity varied during the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(591)	$(58,700,000)
2nd Quarter	(905)	(85,033,333)
3rd Quarter	(351)	(33,533,333)
4th Quarter	(282)	(26,133,333)

Information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the month ended October, 2013. The volume of forward contracts varied throughout the period with an average notional value of $481,015,159. The quarterly average notional values for the Asia Bond Fund’s forward contracts were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$494,318,000
2nd Quarter	601,012,635
3rd Quarter	551,665,000
4th Quarter	277,065,000

For Core Fixed Income Fund, information about futures contracts is reflective of the type and activity of future contracts held during last two months of the year ended October 31, 2013. The Fund sold out of all 2-year U.S. Treasury Note futures contracts in December 2012. The Fund held positions in the 5-year U.S. Treasury Note futures contracts from November 2012 through March 2013 and again from June 2013 through September 2013. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(29)	$(3,933,333)
2nd Quarter	(7)	(733,333)
3rd Quarter	1	100,000
4th Quarter	(3)	(266,667)

For Emerging Markets Debt Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the month ended October 31, 2013. During the year, the Fund also held positions in Chinese Yuan Renminbi Offshore, South African Rand and Turkish Lira forward contracts. The volume of forward contracts increased in August and then decreased in September 2013. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$1,913,704
2nd Quarter	2,479,545
3rd Quarter	3,599,430
4th Quarter	3,730,599

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For Emerging Markets Debt Local Currency Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the last six months ended October 31, 2013. The Fund began investing in Colombia Peso and Philippine Peso forward contracts in March and April 2013, respectively. The volume of forward contracts varied throughout the period with an average notional value of $33,350,623. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$21,028,623
2nd Quarter	29,732,979
3rd Quarter	45,278,808
4th Quarter	37,362,081

For Global Fixed Income Fund, information about futures contracts reflected as of the date of this report is generally indicative of the type of activity for the month ended October 31, 2013. In prior month, the Fund also held positions in 10-year Government of Canada Bond, 10-year Japanese Government Bond Mini, German Euro Bobl, German Euro Bund, German Euro Schatz, Nikkei 225 Index, Ultra Long US Treasury Bond and UK Long Gilt bond futures contracts. The volume of activity varied throughout the period. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	4	$67,370
2nd Quarter	12	846,678
3rd Quarter	2	(318,008)
4th Quarter	(11)	(973,543)

Information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the month ended October 31, 2013. During prior months the Global Fixed Income Fund also held positions in Australian Dollar and Hungarian Forint forward contracts. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$9,657,098
2nd Quarter	9,769,844
3rd Quarter	10,395,510
4th Quarter	6,139,924

The Ultra-Short Duration Bond Fund held a short position in a 2-year U.S. Treasury Note futures contract during the months of November 2012 and June 2013. The Fund sold out of the position in December 2012 and again in July 2013. The quarterly weighted average contracts and notional values were as follows:

Quarter	Weighted Average Contracts	Weighted Average Notional Value
1st Quarter	(1)	$(133,333)
2nd Quarter	–	–
3rd Quarter	(2)	(400,000)
4th Quarter	–	–

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For U.S. High Yield Bond Fund, information about forwards contracts reflected as of the date of this report is generally indicative of the type of forwards held during the year ended October 31, 2013. The volume of forward contracts varied throughout the period with an average notional value of $1,374,661. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$1,189,409
2nd Quarter	1,501,822
3rd Quarter	1,148,759
4th Quarter	1,050,106

Information about credit default swaps reflected as of the date of this report is generally indicative of the type of credit default swaps held for the last two months of the year ended October 31, 2013. The volume of activity increased in January 2013 when the U.S. High Yield Bond Fund sold out of a swap with a notional value of $200,000 and entered into a credit default swaps with a notional value of $350,000. The volume of activity decreased in July and September 2013 when the fund sold out of swaps with notional values of $400,000 and $200,000, respectively. The quarterly weighted average notional values were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$1,950,000
2nd Quarter	2,050,000
3rd Quarter	2,016,667
4th Quarter	1,816,667

(f)	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g)	Mortgage Dollar Rolls

Certain Funds may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date.

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(h)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust based on net assets. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(i)	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared and paid monthly for the U.S. High Yield Bond Fund. Distributions from net investment income are declared daily and paid monthly for the Core Fixed Income Fund, the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

(j)	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

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Notes to Financial Statements (continued)

October 31, 2013

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Core Fixed Income Fund	Up to $2 billion	0.300%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.250%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%
U.S. High Yield Bond Fund	Up to $500 million	0.600%
	$500 million and more	0.550%

The adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the year ended October 31, 2013, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia Bond Fund	AAMAL	$1,347,791
Emerging Markets Debt Fund	AAML	48,399
Emerging Markets Debt Local Currency Fund	AAML	238,813
Global Fixed Income Fund	AAML	103,081

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all Classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. This contract is in effect at least through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first.

Fund	Limit
Asia Bond Fund	0.70%
Core Fixed Income Fund	0.50%
Emerging Markets Debt Fund	0.90%
Emerging Markets Debt Local Currency Fund	0.90%
Global Fixed Income Fund	0.85%
Tax-Free Income Fund	0.62%
Ultra-Short Duration Bond Fund	0.40%
U.S. High Yield Bond Fund	0.80%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to

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Notes to Financial Statements (continued)

October 31, 2013

the Funds was made. However, no reimbursement will be made for fees waived prior to March 1, 2011 (July 20, 2011 for the Asia Bond Fund and Global Fixed Income Fund and December 1, 2011 for the Core Fixed Income Fund and Ultra-Short Duration Bond Fund) unless:

(i) the Fund’s assets exceed $100 million;

(ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(iii) the payment of such reimbursement is approved by the Board on a quarterly basis.

For fees waived after March 1, 2011, (July 20, 2011 for the Asia Bond Fund and the Global Fixed Income Fund and December 1, 2011 for the Core Fixed Income Fund and the Ultra-Short Duration Bond Fund) no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2013, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Total*
Asia Bond Fund	$51,292	$202,438	$329,370	$583,100
Core Fixed Income Fund	51,137	105,988	159,461	316,586
Emerging Markets Debt Fund	–	–	141,054	141,054
Emerging Markets Debt Local Currency Fund	93,266	269,869	188,513	551,648
Global Fixed Income Fund	62,004	96,679	128,477	287,160
Tax-Free Income Fund	–	–	111,413	111,413
Ultra-Short Duration Bond Fund	106,549	133,723	93,213	333,485
U.S. High Yield Bond Fund	–	101,197	140,020	241,217

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

Amounts	listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser recaptured $12,363 from Tax-Free Income Fund for which it previously reimbursed the Fund. At October 31, 2013, Tax-Free Income Fund had $0 in liabilities payable to the Adviser for recapture.

(b)	Fund Administration

Under the terms of the Fund Administration Agreement in effect during the period, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. Effective February 25, 2013, for services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to a per fund annual minimum fee.

Prior to February 25, 2013, the Funds paid Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.020%

*	The asset-based fees are subject to a per fund annual minimum fee.

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Notes to Financial Statements (continued)

October 31, 2013

(c)	Distributor

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Core Fixed Income Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%
U.S. High Yield Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and 1.00% CDSC on Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2013, AFD retained commissions of $8,910 from front-end sales charges of Class A shares and $3,616 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2013 were as follows:

Fund	Amount
Asia Bond Fund	$33,240
Core Fixed Income Fund	1,033
Emerging Markets Debt Fund	–
Emerging Markets Debt Local Currency Fund	6,204
Global Fixed Income Fund	37,061
Tax-Free Income Fund	520
Ultra-Short Duration Bond Fund	–
U.S. High Yield Bond Fund	226

Amounts	listed as “–” are $0 or round to $0.

4. Short-Term Trading Fees

The Funds, except the Ultra-Short Duration Bond Fund, assess a 2.00% redemption fee on all classes of shares that are sold or exchanged within a specified period following purchase (within 15 calendar days for the Core Fixed Income Fund, the Emerging Markets Debt Fund, the Emerging

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Notes to Financial Statements (continued)

October 31, 2013

Markets Debt Local Currency Fund and the U.S. High Yield Bond Fund, within 30 calendar days for the Asia Bond Fund and the Global Fixed Income Fund and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2013, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$178	$24	$–	$519	$12,699
Core Fixed Income Fund	100	69	–	1	2,308
Emerging Markets Debt Fund	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–
Global Fixed Income Fund	–	–	–	3	–
Tax-Free Income Fund	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–
U.S. High Yield Bond Fund	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

For the year ended October 31, 2012, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$1	$–	$–	$–	$36	$1,946
Core Fixed Income Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–
Global Fixed Income Fund	51	17	–	–	499	1
Tax-Free Income Fund	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–
U.S. High Yield Bond Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2013, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$303,071,628	$495,605,689
Core Fixed Income Fund	314,720,095	317,199,289
Emerging Markets Debt Fund	14,472,144	4,878,771
Emerging Markets Debt Local Currency Fund	60,047,232	34,982,167
Global Fixed Income Fund	52,778,866	57,217,908
Tax-Free Income Fund	6,653,001	13,905,576
Ultra-Short Duration Bond Fund	12,762,385	12,652,835
U.S. High Yield Bond Fund	19,593,895	23,904,306

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Notes to Financial Statements (continued)

October 31, 2013

6. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(d)	Risks Associated with Mortgage-backed Securities

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

(e)	Risks Associated with Asset-backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund’s asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the underlying securities or the servicing agent of the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

(f)	Risks Associated with Emerging Markets

The emerging countries’ securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(g)	Risks Associated with European Markets

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Please read the prospectus for more detailed information regarding these and other risks.

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Notes to Financial Statements (continued)

October 31, 2013

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$248,860,262	$4,274,036	$(13,377,460)	$(9,103,424)
Core Fixed Income Fund	97,507,769	1,340,569	(1,209,420)	131,149
Emerging Markets Debt Fund	9,977,972	13,554	(481,195)	(467,641)
Emerging Markets Debt Local Currency Fund	54,951,870	306,574	(4,220,501)	(3,913,927)
Global Fixed Income Fund	22,587,534	761,499	(380,818)	380,681
Tax-Free Income Fund	97,552,838	6,896,059	(759,112)	6,136,947
Ultra-Short Duration Bond Fund	13,845,776	56,421	(3,581)	52,840
U.S. High Yield Bond Fund	12,251,293	373,745	(438,191)	(64,446)

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$11,345,609	$2,964,437	$14,310,046	$–	$–	$14,310,046
Core Fixed Income Fund	4,041,980	1,031,019	5,072,999	–	–	5,072,999
Emerging Markets Debt Fund	245,635	–	245,635	–	–	245,635
Emerging Markets Debt Local Currency Fund	687,206	–	687,206	–	–	687,206
Global Fixed Income Fund	–	–	–	–	–	–
Tax-Free Income Fund	14,114	1,019,964	1,034,078	3,633,580	–	4,667,658
Ultra-Short Duration Bond Fund	205,163	31,120	236,283	–	–	236,283
U.S. High Yield Bond Fund	1,299,350	–	1,299,350	–	–	1,299,350

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Notes to Financial Statements (continued)

October 31, 2013

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$24,878,046	$–	$24,878,046	$–	$–	$24,878,046
Core Fixed Income Fund	2,674,605	913,932	3,588,537	–	–	3,588,537
Emerging Markets Debt Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	357,017	124,643	481,660	–	460,157	941,817
Global Fixed Income Fund	833,778	–	833,778	–	–	833,778
Tax-Free Income Fund	10,802	134,130	144,932	3,969,442	–	4,114,374
Ultra-Short Duration Bond Fund	260,681	–	260,681	–	–	260,681
U.S. High Yield Bond Fund	709,387	–	709,387	–	–	709,387

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistri buted Tax Exempt Income	Undistri buted Ordinary Income	Undistri buted Long- Term Capital Gains	Accumu lated Earnings	Distri butions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accumulated Earnings (Deficit)
Asia Bond Fund	$–	$2,115,027	$7,283,690	$9,398,717	$–	$–	$(844,702)	$–	$(9,817,867)	$(1,263,852)
Core Fixed Income Fund	–	388,149	–	388,149	–	–	(43,949)	(506,708)	131,150	(31,358)
Emerging Markets Debt Fund	–	91,317	–	91,317	–	–	–	(81,206)	(475,154)	(465,043)
Emerging Markets Debt Local Currency Fund	–	47,641	–	47,641	–	–	(127,255)	(253,002)	(3,848,578)	(4,181,194)
Global Fixed Income Fund	–	307,248	–	307,248	–	–	(159,617)	(672,524)	383,299	(141,594)
Tax-Free Income Fund	–	–	1,477,644	1,477,644	–	–	(65,881)	–	6,136,947	7,548,710
Ultra-Short Duration Bond Fund	–	14,116	21,532	35,648	–	–	(1,551)	–	52,840	86,937
U.S. High Yield Bond Fund	–	585,537	194,979	780,516	–	–	(107)	–	(64,462)	716,054

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales.
**	As of October 31, 2013, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations, which expire in the years set forth below:

Fund	Amount	Expires
Global Fixed Income Fund	$455,024	2014	(Short-Term)
Global Fixed Income Fund	217,500	2015	(Short-Term)
Core Fixed Income Fund	506,708	Unlimited
Emerging Markets Debt Fund	81,206	Unlimited
Emerging Markets Debt Local Currency Fund	253,002	Unlimited

Amounts listed as “–” are $0 or round to $0.

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Notes to Financial Statements (continued)

October 31, 2013

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions, foreign capital gains taxes, paydown gain/(loss), and redesignation of distributions. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia Bond Fund	$–	$(3,896,670)	$3,896,670
Core Fixed Income Fund	–	169,810	(169,810)
Emerging Markets Debt Fund	(44)	(35,667)	35,711
Emerging Markets Debt Local Currency Fund	–	(1,608,207)	1,608,207
Global Fixed Income Fund	–	(88,148)	88,148
Tax-Free Income Fund	–	22,845	(22,845)
Ultra-Short Duration Bond Fund	–	–	–
U.S. High Yield Bond Fund	–	34,071	(34,071)

9. Significant Shareholders

As of October 31, 2013, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	79.8%	3
Core Fixed Income Fund	87.0	1
Emerging Markets Debt Fund	99.6	1
Emerging Markets Debt Local Currency Fund	86.7	3
Global Fixed Income Fund	46.8	3
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	92.8	1
U.S. High Yield Bond Fund	89.5	4

Amounts listed as “–” are $0 or round to $0.

10. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Reporting entities will be required to provide both net amounts (those that are offset) and gross information (as if amounts are not offset) in the notes to the financial statements for relevant assets and liabilities.

Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

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Notes to Financial Statements (concluded)

October 31, 2013

11. Subsequent Events

On December 11, 2013, the Board of Trustees of the Funds approved, effective February 28, 2014, eliminating the 2.00% redemption fee applicable to all classes of shares of the Funds, except for the Aberdeen Ultra-Short Duration Bond Fund, which does not have a redemption fee. This change will be incorporated into the Funds’ 2014 annual update to the registration statement.

Also on December 11, 2013, the Board of Trustees approved changing the name of the Aberdeen U.S. High Yield Bond Fund to Aberdeen High Yield Fund and changing the 80% policy of such Fund effective February 28, 2014. These changes are described in more detail in a supplement to the Fund’s registration statement, a notice to shareholders issued under Rule 35d-1 of the 1940 Act, and will be incorporated into the Fund’s 2014 annual update to the registration statement.

Finally, the Board of Trustees also approved on December 11, 2013 a change to the Aberdeen Tax-Free Income Fund’s investment strategy, effective February 28, 2014, so that such Fund may invest up to 20% of its net assets in fixed-income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). This change and the risks associated therewith are described in more detail in a supplement to the Fund’s registration statement and will be incorporated into the 2014 annual update of the registration statement.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments other than those described above were required to the Financial Statements as of October 31, 2013.

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127

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2013 and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2013	Actual Ending Account Value, October 31, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Fund	Class A	$1,000.00	$930.90	$1,020.42	$4.62	$4.84	0.95%
	Class C	1,000.00	927.90	1,016.64	8.26	8.64	1.70%
	Class R	1,000.00	929.30	1,019.16	5.84	6.11	1.20%
	Institutional Service Class	1,000.00	930.00	1,020.16	4.86	5.09	1.00%
	Institutional Class	1,000.00	932.30	1,021.68	3.41	3.57	0.70%
Aberdeen Core Fixed Income Fund	Class A	1,000.00	976.90	1,021.32	3.84	3.92	0.77%
	Class C	1,000.00	973.30	1,017.64	7.46	7.63	1.50%
	Institutional Service Class	1,000.00	977.60	1,022.69	2.49	2.55	0.50%
	Institutional Class	1,000.00	977.60	1,022.69	2.49	2.55	0.50%
Aberdeen Emerging Markets Debt Fund	Class A	1,000.00	941.50	1,019.41	5.63	5.85	1.15%
	Class C	1,000.00	938.60	1,015.63	9.28	9.65	1.90%
	Class R	1,000.00	941.10	1,018.15	6.85	7.12	1.40%
	Institutional Service Class	1,000.00	942.80	1,020.67	4.41	4.58	0.90%
	Institutional Class	1,000.00	942.80	1,020.67	4.41	4.58	0.90%
Aberdeen Emerging Markets Debt Local Currency Fund	Class A	1,000.00	901.60	1,018.90	5.99	6.36	1.25%
	Class C	1,000.00	898.70	1,015.63	9.09	9.65	1.90%
	Class R	1,000.00	899.80	1,016.64	8.14	8.64	1.70%
	Institutional Service Class	1,000.00	903.40	1,020.67	4.32	4.58	0.90%
	Institutional Class	1,000.00	903.40	1,020.67	4.32	4.58	0.90%

Annual Report 2013

128

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2013	Actual Ending Account Value, October 31, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Global Fixed Income Fund	Class A	$1,000.00	$987.60	$1,019.46	$5.71	$5.80	1.14%
	Class C	1,000.00	984.60	1,015.88	9.25	9.40	1.85%
	Institutional Service Class	1,000.00	988.60	1,020.16	5.01	5.09	1.00%
	Institutional Class	1,000.00	989.60	1,020.92	4.26	4.33	0.85%
Aberdeen Tax-Free Income Fund	Class A	1,000.00	969.40	1,020.82	4.32	4.43	0.87%
	Class C	1,000.00	965.70	1,017.04	8.03	8.24	1.62%
	Class R	1,000.00	967.20	1,019.56	5.55	5.70	1.12%
	Institutional Service Class	1,000.00	970.60	1,022.08	3.08	3.16	0.62%
	Institutional Class[2]	1,000.00	969.70	1,022.08	3.08	3.16	0.62%
Aberdeen Ultra-Short Duration Bond Fund	Class A	1,000.00	1,000.20	1,021.93	3.28	3.31	0.65%
	Institutional Service Class	1,000.00	1,001.40	1,023.19	2.02	2.04	0.40%
	Institutional Class	1,000.00	1,001.40	1,023.19	2.02	2.04	0.40%
Aberdeen U.S. High Yield Bond Fund	Class A	1,000.00	1,014.70	1,019.26	5.99	6.01	1.18%
	Class C	1,000.00	1,013.00	1,016.13	9.13	9.15	1.80%
	Class R	1,000.00	1,015.60	1,018.65	6.60	6.61	1.30%
	Institutional Service Class	1,000.00	1,018.40	1,021.17	4.07	4.08	0.80%
	Institutional Class	1,000.00	1,018.40	1,021.17	4.07	4.08	0.80%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.
2	Formerly Class D shares.

2013 Annual Report

129

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia Bond Fund, Aberdeen Core Fixed Income Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global Fixed Income Fund, Aberdeen Tax-Free Income Fund, Aberdeen Ultra-Short Duration Bond Fund, and Aberdeen U.S. High Yield Bond Fund, eight of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2013, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the years or periods in the two year period then ended (and for the year ended as it pertains to the Aberdeen Emerging Markets Debt Fund) and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2013, the results of their operations, changes in their net assets and the financial highlights for the periods or years referred to in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

December 23, 2013

Philadelphia, Pa.

Annual Report 2013

130

Other Tax Information (Unaudited)

For the period ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

During the year ended October 31, 2013, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Asia Bond Fund	$2,964,437
Core Fixed Income Fund	1,031,019
Tax-Free Income Fund	1,019,964

During the year ended October 31, 2013, the following Fund designated income dividends as tax-exempt dividends:

Fund	Amount
Tax-Free Income Fund	$3,633,580

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2013. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2013) was as follows:

Fund	Foreign Tax
Asia Bond Fund	$.02637
Emerging Markets Debt Local Currency Fund	.00601

2013 Annual Report

131

Supplemental Information (Unaudited)

October 31, 2013

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 11, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each series of the Trust identified below (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Annual Report 2013

132

Supplemental Information (Unaudited) (continued)

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates commenced management of a number of the Funds only upon those Funds’ reorganization into the Trust. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to the performance of each Fund for the periods ended March 31, 2013:

Aberdeen Global Fixed Income Fund. The Board noted that the Fund underperformed its peer group average and its benchmark for the 1-, 3-, 5- and 10- year periods. The Board noted that AAMI and its affiliates commenced managing the Fund on July 20, 2009, and that performance prior to that date represents the performance of the Fund’s previous adviser.

Aberdeen Tax-Free Income Fund. The Board noted that the Fund outperformed its peer group average for the 1-, 3-, 5- and 10-year periods and underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board also noted that AAMI took over direct portfolio management responsibilities for the Fund effective February 28, 2011.

Aberdeen Asia Bond Fund (formerly, Aberdeen Asia Bond Institutional Fund). The Board noted that the Fund outperformed its peer group average and benchmark for the 1- year period.

Aberdeen Core Fixed Income Fund. The Board noted that the Fund underperformed its peer group average for the 1-, 3- , 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1- and 3-year periods and underperformed its benchmark for the 5- and 10- year periods. The Board noted that AAMI commenced managing the Fund on July 12, 2010, and that performance prior to that date represents the performance of the Fund’s previous investment adviser. The Board also took into account a change implemented to the Fund’s investment strategy during the 3-year period.

Aberdeen Ultra-Short Duration Bond Fund. The Board noted that the Fund underperformed its peer group average and outperformed its benchmark for the 1- year period.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board noted that the Fund underperformed its peer group average and benchmark for the 1- year period.

Aberdeen U.S. High Yield Bond Fund. The Board noted that the Fund outperformed its peer group average and benchmark for the 1- year period.

Aberdeen Emerging Markets Debt Fund. The Board noted that the fund recently commenced operations on November 1, 2012, and therefore has a limited performance history.

Aberdeen Global High Yield Bond Fund. The Board noted that the Fund has not yet commenced operations and therefore has no performance history.

After discussion, the Board concluded that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

2013 Annual Report

133

Supplemental Information (Unaudited) (continued)

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI, not the Funds, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administration services to the Funds. The Trustees considered that the Funds’ administration fees increased to eight basis points on February 25, 2013. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered the specific factors set forth below with respect to each Fund’s fees and expenses:

Aberdeen Global Fixed Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each above the median of the Expense Group. The Trustees also noted that management had implemented breakpoints in the Fund’s advisory and sub-advisory fee schedules in 2010. The Board also took into account that the Fund’s expense cap was reduced on February 25, 2013 and that the Fund’s expenses as reported in the independent third party’s report do not reflect this lower limit.

Aberdeen Tax-Free Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each above the median of the Expense Group. The Board also took into account that the Fund’s expense cap was reduced on February 25, 2013 and that the Fund’s expenses as reported in the independent third party’s report do not reflect this lower limit.

Aberdeen Asia Bond Fund (formerly, Aberdeen Asia Bond Institutional Fund). The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Core Fixed Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Ultra-Short Duration Bond Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Emerging Markets Debt Local Currency Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen U.S. High Yield Bond Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Emerging Markets Debt Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each below the median of the Expense Group.

Aberdeen Global High Yield Bond Fund. The Board considered that the Fund’s net estimated management fees and net estimated total expenses were each below the median of the Expense Group.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and that certain Funds were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

Annual Report 2013

134

Supplemental Information (Unaudited) (concluded)

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*        *        *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

2013 Annual Report

135

Management of the Funds (Unaudited)

As of October 31, 2013

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not Interested Persons (as Defined in the 1940 act) of the Trust
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 38 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London AIM-listed company (healthcare software) and a UK based privately- owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	28	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	25	None.
Neville J. Miles Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.

Annual Report 2013

136

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron Investment Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	28	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	25	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	25	None.

2013 Annual Report

137

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are Interested Persons (as Defined in the 1940 act) of the Trust
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He has been a Director (1991–present) of Aberdeen Asset Management Asia Limited and a Director (2000–present) of Aberdeen Asset Management Limited. He has been a Director since 1995, and has been President since September 2006 of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	29	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2013

138

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Officers of the Trust
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President, Chief Executive Officer and Principal Executive Officer (Since March 2009)	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)

Currently, Vice President and Head of Compliance – Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Deputy CCO (Since December 2013)

Currently, Deputy Chief Compliance Officer for the Funds and U.S. Counsel for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate with Morgan, Lewis and Bockius from May 2008 – April 2011.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income and Global Head of High Yield for Aberdeen Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the EMEA region from 2003 to 2012.

2013 Annual Report

139

Management of the Funds (Unaudited) (concluded)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of Product – US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)

Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Mr. Young has been a member of the Executive Management Committee of Aberdeen Asset Management PLC since 1991. He has been Managing Director of Aberdeen Asset Management Asia Limited since 1991.
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager - US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration – US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds, Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc., each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Annual Report 2013

140

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Gary Marshall, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer, Vice President

Sofia Rosala, Deputy Chief Compliance Officer

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-AR

Item 2. Code of Ethics.

(a) As of October 31, 2013, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1). During the period covered by the report, no material changes were made to the provisions of the Code of Ethics and the Registrant did not grant any waivers to the provisions of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee. Mr. John F. Solan is the “Audit Committee Financial Expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2013	$557,345	$13,000	$174,650	$ –

October 31, 2012	$465,058	$74,500	$160,800	$ –

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”), and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board (“ISB”) Standard No. 1. ISB No. 1 generally requires the auditor to annually: (1) disclose to the Committee all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm that, in its professional judgment, it is independent of the Trust within SEC regulations; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and Service Affiliates for the Registrant’s fiscal years ended October 31, 2013 and October 31, 2012 were $877,862 and 760,982, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Included as part of the Reports to Shareholders under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics of the Registrant as required by Rule 30a-2(a) under the Act is an exhibit to this report.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:         /s/ Gary Marshall

Gary Marshall,

Principal Executive Officer of

Aberdeen Funds

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Gary Marshall

Gary Marshall,

Principal Executive Officer of

Aberdeen Funds

Date: January 6, 2014

By:         /s/ Andrea Melia

Andrea Melia,

Principal Financial Officer of

Aberdeen Funds

Date: January 6, 2014